TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements (Continued)

As filed with the Securities and Exchange Commission on September 29, 2017
1933 Act File No. 333-217175
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
☑ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
TRIANGLE CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)
3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina 27612
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:
(919) 719-4770
E. Ashton Poole
Chief Executive Officer
3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina 27612
(Name and Address of Agent For Service)
Copies to:
Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Payam Siadatpour, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate Date of Proposed Public Offering:    From time to time after the effective date of the Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☑
It is proposed that this filing will become effective (check appropriate box): ☐    when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share(3)
Preferred Stock(3)
Subscription Rights(3)
Units(3)
Debt Securities(4)
Warrants(5)
Total	$		$$1,000,000,000(6)	$115,900

(1)
Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)
Prior to the filing of this registration statement, $143,076,996 aggregate principal amount of securities remained registered and unsold pursuant to a registration statement on Form N-2 that was initially filed by the Registrant on October 1, 2014 (File No. 333-199102) (the “Prior Registration Statement”). Pursuant to Rule 457(p), $16,625 of the total filing fee of $115,900 required in connection with the registration of $1,000,000,000 aggregate principal amount of securities under this registration statement is being offset against the $58,100 filing fee associated with the unsold securities registered under the Prior Registration Statement, and an additional $99,275 is being paid in connection herewith. If the Registrant sells any of such unsold securities pursuant to the Prior Registration Statement after the date of the initial filing, and prior to the date of effectiveness, of this registration statement, the registrant will file a pre-effective amendment to this registration statement which will reduce the number of such unsold securities included on this registration statement.

(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of common stock, preferred stock, subscription rights or units as may be sold, from time to time.

(4)
Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,000,000,000.

(5)
Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,000,000,000.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements (Continued)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject To Completion, Dated September 29, 2017
PROSPECTUS
$1,000,000,000
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units
We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,000,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On May 3, 2017, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 14 and “Sales of Common Stock Below Net Asset Value” on page 121 of this prospectus for more information.
The proposal did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.
Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” on page 161. We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.
We are a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We generally invest in securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Our common stock is listed on the New York Stock Exchange under the symbol “TCAP.” On September 27, 2017, the last reported sale price of our common stock on the New York Stock Exchange was $14.08 per share and our net asset value on June 30, 2017 was $14.83 per share. Our 6.375% notes due December 2022 and our 6.375% notes due March 2022 are listed on the New York Stock Exchange under the symbols “TCCA” and “TCCB,” respectively. On September 27, 2017, the last reported sale prices of our 6.375% notes due December 2022 and our 6.375% notes due March 2022 on the New York Stock Exchange were $25.35 per $25.00 principal amount and $25.52 per $25.00 principal amount, respectively.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 14.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by calling us collect at (919) 719-4770 or on our website at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is  , 2017

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,000,000,000 worth of our common stock; preferred stock; units; subscription rights; debt securities; or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.
No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.
Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, and Triangle Mezzanine Fund III LP, or Triangle SBIC III, are wholly owned subsidiaries of Triangle Capital Corporation that are licensed by the SBA to operate as SBICs. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC, Triangle SBIC II and Triangle SBIC III, as currently existing.
Triangle Capital Corporation
Triangle Capital Corporation is a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity-related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, we generally invest in one or more equity instruments of the borrower, such as direct preferred or common equity interests. We generally invest in securities that would be rated below investment grade if they were rated. Such below investment grade securities are often referred to as “high yield” or “junk.”
We focus on investments in companies with histories of generating revenues and positive cash flows, established market positions and proven management teams with strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $300.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $75.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
Our investments generally range from $5.0 million to $50.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We operate Triangle SBIC, Triangle SBIC II and Triangle SBIC III as SBICs and utilize the proceeds from the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of June 30, 2017, we had investments in 93 portfolio companies with an aggregate cost of approximately $1.3 billion.
Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is (919) 719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.

Our Business Strategy
We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity-related investments by:

•
Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•
Focusing on Underserved Markets.    The lower middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and more liquid capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies being underserved, providing us with greater investment opportunities.

•
Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•
Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the lower middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

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Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•
Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    The licenses of Triangle SBIC, Triangle SBIC II and Triangle SBIC III to do business as SBICs allow them (subject to availability and continued regulatory compliance) to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net investment income beyond the levels achievable by other BDCs utilizing traditional leverage.

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Financing Our Investment Portfolio with Long-Term Capital.   In addition to proceeds from sales of shares of our common stock and proceeds from issuance of SBA-guaranteed debentures by our SBIC subsidiaries, we have outstanding unsecured notes with original terms of seven to ten years.

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Maintaining Portfolio Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. Notwithstanding our intent to invest across a variety of industries, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including, but not limited to, the following risks:

•
Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

•
Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•	Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

•	We may face increasing competition for investment opportunities.

•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

•	Triangle SBIC, Triangle SBIC II and Triangle SBIC III are licensed by the SBA, and are therefore subject to SBA regulations.

•
Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•
We, through Triangle SBIC, Triangle SBIC II and Triangle SBIC III, have issued, or have the ability to issue, debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of Triangle SBIC, Triangle SBIC II and Triangle SBIC III that are superior to the claims of our stockholders.

•
We will be subject to corporate level U.S. federal income tax if we are unable to qualify for tax treatment as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

•	We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

•
Because we intend to continue to distribute substantially all of our income to our stockholders to maintain our tax treatment as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

•
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income, including income from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

•
Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

•
Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of any of our investments. Investing in our portfolio companies involves a number of significant risks. Among other factors, these companies:

◦
may have limited financial resources and may be unable to grow or meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

◦
may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

◦
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant underperformance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

◦
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

◦
generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•
Our investments typically are not rated by any rating agency. We believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the securities we invest in are often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and may trade at premiums that may prove to be unsustainable.

•
We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms or at all, which could harm our financial condition and operating results.

•	The market price of our securities may be volatile and fluctuate significantly.

Our Investment Criteria
We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•
Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We generally do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•
Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is essential to the long-term success of the portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•
Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•
Varied Customer and Supplier Bases.    We prefer to invest in companies that have varied customer and supplier bases. Companies with varied customer and supplier bases are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•
Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

See “Business — Our Investment Criteria” for a more complete discussion of our investment criteria.
Our Investment Portfolio
As of June 30, 2017, we had investments in 93 portfolio companies with an aggregate cost of $1.3 billion. As of June 30, 2017, we had no investments that represented more than 10% of the total fair value of our investment portfolio. As of June 30, 2017, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was 11.4%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was 10.0% as of June 30, 2017. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was 9.4% as of June 30, 2017. There is no assurance that the portfolio yields will remain at these levels after an offering.

Recent Developments
In July 2017, we invested $10.0 million in a debt security of IDERA, Inc. Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 9.0% per annum.
In July 2017, we invested $11.0 million in debt and equity securities of HemaSource, Inc. Under the terms of the investment, the debt security bears interest at a rate of 11.0% per annum.
In July 2017, we increased our commitments under our third amended and restated senior secured credit facility, as amended on May 1, 2017, or the Credit Facility, from $435.0 million to $465.0 million using the accordion feature of the Credit Facility. Following the increase, the Credit Facility has current commitments of $465.0 million supported by 14 financial institutions, with the continued ability to increase the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants.
In September 2017, we invested $14.0 million in a debt security of Q International Courier, LLC.  Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 8.25% per annum.

In September 2017, we increased our commitments under the Credit Facility from $465.0 million to $480.0 million using the accordion feature of the Credit Facility. Following the increase, the Credit Facility has current commitments of $480.0 million supported by 15 financial institutions, with the continued ability to increase the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants.

Regulation
We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders out of our current and accumulated earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

The Offering
We may offer, from time to time, up to $1,000,000,000 worth of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.
We may sell or otherwise issue shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval, in certain circumstances, of our Board of Directors, including a majority of our directors that are not "interested persons" of the Company, as defined in the 1940 Act. On May 3, 2017, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 Annual Meeting of Stockholders. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any accompanying prospectus supplement, if applicable. Sales or other issuances of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.
The proposal did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interest to do so. The level of net asset value dilution that could result from such an offering is not limited.
Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding an offering of our securities:

New York Stock Exchange symbol for common stock	“TCAP”

New York Stock Exchange symbol for 6.375% Notes Due December 2022	“TCCA”

New York Stock Exchange symbol for 6.375% Notes Due March 2022	“TCCB”

Use of proceeds
We intend to use the net proceeds from selling our securities to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions
Our dividends and other distributions, if any, will be determined and declared by our Board of Directors from time to time. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC tax treatment, compliance with applicable BDC regulations, compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We typically pay quarterly dividends and may pay other distributions to our stockholders out of assets legally available for distribution, when, as and if declared by our Board of Directors.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which could result in higher future taxable gains. In the future, our distributions may include a return of capital.

Taxation
We have elected to be treated as a RIC for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the amount of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Sales of common stock below net asset value
The offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our Board of Directors, or (3) under such circumstances as the SEC may permit. On May 3, 2017, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage
We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities” and “Regulation — Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment committee’s and our Board of Directors’ assessments of market and other factors at the time of any proposed borrowing. In addition, the maximum amount of leverage that our SBIC subsidiaries together can have outstanding is $350 million.

Available information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES
The following table is intended to assist you in understanding the consolidated costs and expenses that an investor in an offering of our securities will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load paid by us (as a percentage of offering price)	—(1)
Offering expenses borne by us	—(2)
Dividend reinvestment plan expenses	—(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—(4)

Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	5.01%(5)
Other expenses	2.95%(6)
Total annual expenses	7.96%(7)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.

(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on our outstanding SBA-guaranteed debentures, our unsecured notes due in December 2022, or the December 2022 Notes, our unsecured notes due in March 2022, or the March 2022 Notes, and on any outstanding borrowings under the Credit Facility. Interest payments on borrowed funds also includes an estimate of annual interest payments assuming the future issuance of $100.0 million in debt securities at an interest rate of 6.375% per annum. The estimate of annual interest payments are based upon trends in BDC offerings of debt securities in the last 12 months. The actual terms of debt securities offered in any future offering will be set forth in the applicable prospectus supplement. In the event that we issue more of this class of securities, the cost of capital will increase and our common stockholders will bear the expense. We currently do not have any class of securities outstanding other than our common stock, our December 2022 Notes and our March 2022 Notes.

(6)
Other expenses represent our estimated annual operating expenses, including provision for taxes, and excluding interest payments on borrowed funds and if we issue preferred stock, dividends on preferred stock. We currently do not have any class of securities outstanding other than common stock, our December 2022 Notes and our March 2022 Notes. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(7)
The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money.

Example
The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$82	$237	$383	$709

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect borrowings under our Credit Facility that we may employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC, Triangle SBIC II and Triangle SBIC III. The selected financial data at and for the fiscal years ended December 31, 2012, 2013, 2014, 2015 and 2016 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Interim financial information for the six months ended June 30, 2017 and 2016 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Results for previous fiscal years and the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the current fiscal year. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,					Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
	2012	2013	2014	2015	2016
	(Dollars and share amounts in thousands, except per share data)					(unaudited)
Investment income:
Total loan interest, fee and dividend income	$89,937	$100,755	$104,273	$121,062	$113,332	$61,158	$54,985
Interest income from cash and cash equivalent investments	431	273	238	225	348	246	93
Total investment income	90,368	101,028	104,511	121,287	113,680	61,404	55,078
Operating expenses:
Interest and other financing fees	16,413	20,234	21,180	26,754	26,721	14,024	13,283
Compensation expenses	13,310	15,831	17,562	19,009	23,676	7,826	13,547
General and administrative expenses	2,983	3,434	3,753	3,895	4,406	2,384	2,311
Total operating expenses	32,706	39,499	42,495	49,658	54,803	24,234	29,141
Net investment income	57,662	61,529	62,016	71,629	58,877	37,170	25,937
Net realized gains (losses):
Non-Control/Non-Affiliate investments	3,870	15,882	7,396	9,003	(2,414)	(7,102)	6,206
Affiliate investments	1,953	4,828	7,733	2,315	4,399	3,444	(1,682)
Control investments	838	(2,290)	(1,498)	(38,807)	—	(4,491)	—
Net realized gains (losses)	6,661	18,420	13,631	(27,489)	1,985	(8,149)	4,524
Net unrealized appreciation (depreciation):
Investments	(2,878)	1,811	(45,234)	3,132	(26,017)	(22,848)	(10,446)
Foreign currency borrowings	—	404	1,071	2,363	(153)	(704)	(912)
Net unrealized appreciation (depreciation)	(2,878)	2,215	(44,163)	5,495	(26,170)	(23,552)	(11,358)
Net realized and unrealized gains (losses) on investments and foreign currency borrowings	3,783	20,635	(30,532)	(21,994)	(24,185)	(31,701)	(6,834)
Loss on extinguishment of debt	(829)	(413)	—	(1,394)	—	—	—
Provision for taxes	(552)	(539)	(3,122)	(384)	(436)	(304)	11
Net increase in net assets resulting from operations	$60,064	$81,212	$28,362	$47,857	$34,256	$5,165	$19,114
Net investment income per share — basic and diluted	$2.16	$2.23	$2.08	$2.16	$1.62	$0.82	$0.77
Net increase in net assets resulting from operations per share — basic and diluted	$2.25	$2.94	$0.95	$1.44	$0.94	$0.11	$0.57
Net asset value per common share	$15.30	$16.10	$16.11	$15.23	$15.13	$14.83	$14.82
Regular quarterly dividends/distributions per share	$2.02	$2.16	$2.16	$2.16	$1.89	$0.90	$0.99
Supplemental dividends/distributions per share	—	—	0.40	0.20	—	—	—
Total dividends/distributions declared per common share	$2.02	$2.16	$2.56	$2.36	$1.89	$0.90	$0.99
Weighted average number of shares outstanding — basic and diluted	26,741	27,576	29,775	33,234	36,405	45,233	33,532

	Year Ended December 31,					June 30, 2017
	2012	2013	2014	2015	2016
	(Dollars in thousands)
Assets:
Investments at fair value	$706,803	$664,373	$887,223	$977,277	$1,037,907	$1,169,313
Cash and cash equivalents	72,300	133,304	78,759	52,615	107,088	65,000
Interest and fees receivable	2,650	5,256	7,409	4,892	10,190	9,155
Prepaid expenses and other current assets	403	832	439	947	1,660	1,934
Deferred financing fees	1,562	1,654	1,231	3,480	2,700	5,373
Property and equipment, net	56	60	109	106	106	96
Total assets	$783,774	$805,479	$975,170	$1,039,317	$1,159,651	$1,250,871
Liabilities:
Accounts payable and accrued liabilities	$6,406	$7,494	$7,145	$7,464	$6,797	$3,590
Interest payable	3,137	3,018	3,365	3,714	3,997	4,138
Taxes payable	3,211	1,065	2,506	735	490	—
Deferred income taxes	1,342	3,514	3,364	4,988	2,054	955
Borrowings under Credit Facility	—	11,221	62,620	131,257	127,012	125,315
Notes	144,627	145,120	145,646	162,142	162,755	163,077
SBA-guaranteed debentures payable	207,716	188,255	219,697	220,649	245,390	245,851
Total liabilities	366,439	359,687	444,343	530,949	548,495	542,926
Net assets	417,335	445,792	530,827	508,368	611,156	707,945
Total liabilities and net assets	$783,774	$805,479	$975,170	$1,039,317	$1,159,651	$1,250,871
Other data:
Weighted average yield on total investments(1)	13.3%	12.8%	11.6%	10.6%	10.2%	10.0%
Number of portfolio companies	82	79	91	92	88	93
Expense ratios (annualized, as percentage of average net assets):
Compensation and general and administrative expenses (annualized)	4.0%	4.4%	4.4%	4.4%	5.0%	3.0%
Interest and other financing fees (annualized)	4.0	4.7	4.4	5.1	4.8	4.2
Total expenses (annualized)	8.0%	9.1%	8.8%	9.5%	9.8%	7.2%
Total expenses, including loss on extinguishment of debt and provision for taxes (annualized)	8.4%	9.3%	9.5%	9.8%	9.9%	7.3%

(1)	Excludes non-accrual debt investments.

SELECTED QUARTERLY FINANCIAL DATA
The following tables set forth certain quarterly financial information for each of the ten quarters ending with the quarter ended June 30, 2017. This information was derived from our consolidated financial statements. Results for any quarter are not necessarily indicative of results for the corresponding fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2017	June 30, 2017
Total investment income	$30,190,770	$31,213,767
Net investment income	17,819,433	19,350,962
Net increase (decrease) in net assets resulting from operations	7,193,240	(2,027,746)
Net investment income per share	$0.42	$0.41
	Quarter Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$26,655,870	$28,421,860	$27,412,457	$31,189,370
Net investment income	9,598,083	16,338,913	15,831,157	17,108,720
Net increase in net assets resulting from operations	12,427,258	6,686,827	7,879,673	7,262,674
Net investment income per share	$0.29	$0.49	$0.42	$0.42
	Quarter Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$30,779,570	$27,824,904	$30,843,445	$31,838,694
Net investment income	17,769,579	16,166,185	18,517,996	19,175,343
Net increase in net assets resulting from operations	8,353,942	12,175,588	17,872,372	9,455,350
Net investment income per share	$0.54	$0.49	$0.56	$0.58

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value, the trading price of our common stock and the value of our other securities could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
Our ability to continue to achieve our investment objectives will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to continue to identify, evaluate, invest in and monitor companies that meet our investment criteria. We cannot assure you that we will continue to achieve our investment objectives.
Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.
Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of recent offerings of our securities, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay distributions and cause you to lose part or all of your investment.
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, the referendum (the “Referendum”) by British voters to exit the European Union (“Brexit”) in June 2016 has led to further disruption and instability in the global markets. There can be no assurance that these market conditions will not repeat themselves or worsen in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of the Credit Facility in April 2022, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so, and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, turbulence in the Chinese stock markets and global commodity markets, the United Kingdom’s vote to leave the European Union or otherwise could have a material adverse effect on our business, financial condition and results of operations.
Volatility in the global financial markets and deterioration in the economic conditions in the Eurozone and globally could have an adverse effect on the United States and may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the potential effect of Brexit, the potential effect of Scotland leaving the United Kingdom, and market volatility and loss of investor confidence driven by political events, including the general elections in the United Kingdom in June 2017 and in Germany in September 2017 and referenda in the United Kingdom in June 2016 and Italy in December 2016. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.
Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by continued contagion from the Eurozone crisis, developments in respect of the Russian sanctions, further turbulence in Chinese stock markets and global commodity markets, Brexit or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.
Uncertainty about the financial stability of the United States and the new presidential administration could have a significant adverse effect on our business, financial condition and results of operations.
Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history in August 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.
The Federal Reserve raised the Federal Funds Rate in December 2015, in December 2016, in March 2017 and again in June 2017, and has announced its intention to continue to raise the federal funds rate over time. These developments, along with the United States government’s credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.
In November 2016, the United States held its Federal election and elected Donald Trump, the Republican Party nominee, as President. Following President Trump’s inauguration in January 2017, the Republican Party controls both the executive and legislative branches of government, which increases the likelihood that legislation will be adopted implementing the policies of the Trump administration. While campaigning, President Trump made statements suggesting he may seek to have Congress adopt legislation that could significantly affect U.S. tax laws and regulations and/or the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Reform Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and the Financial Stability Oversight Council, and renewed proposals to separate banks’ commercial and investment banking activities. President Trump also stated he would cause the United States to withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our Board of Directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee. See “Business—Valuation Process and Determination of Net Asset Value” for a detailed description of our valuation process.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale or disposition of one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.
Volatility or a prolonged disruption in the credit markets could materially damage our business.
We are required to record our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may adversely affect our valuations and our net asset value, even if we intend to hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage under the 1940 Act must equal at least 200% of total indebtedness immediately after each time we incur indebtedness exclusive of the SBA-guaranteed debentures pursuant to our SEC exemptive relief. Shrinking portfolio values negatively impact our ability to borrow additional funds or issue additional debt securities because our net asset value is reduced for purposes of the 200% asset leverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.
The significant disruption in the capital markets experienced in the past had and may in the future have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. The debt capital that will be available to us in the future, if at all, is likely to have a higher cost and less favorable terms and conditions. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital will require us to reduce the volume of loans we originate and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We operate in a highly competitive market for investment opportunities.
A large number of entities compete with us to make the types of investments that we make in target companies. We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial and investment banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also invest in lower middle market companies. As a result, competition for investment opportunities in lower middle market companies is intense. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We are dependent upon our executives for our future success.
We depend on the members of our senior management team, particularly executive officers E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Cary B. Nordan and Douglas A. Vaughn, for the final selection, structuring, closing and monitoring of our investments. These executive officers have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.
Our success depends on attracting and retaining qualified personnel in a competitive environment.
We experience competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.
The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, utilization of employment contracts for our executive officers or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.
Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that members of our management and investment teams will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management and investment teams fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management and investment teams have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our long-term ability to fund new investments and make distributions to our stockholders could be limited if we are unable to renew, extend, replace or expand our credit facility, or if financing becomes more expensive or less available.
On May 1, 2017, we entered into an amendment to the Credit Facility, which (i) increased current commitments under the Credit Facility from $300 million to $435 million, (ii) provides for an accordion feature that allows for an increase in commitments to up to $550 million from new and existing lenders on the same terms and conditions as the existing commitments, and (iii) extends the maturity of the Credit Facility by two years. In July 2017, we increased our commitments under the Credit Facility by $30 million to $465 million using the accordion feature. If we are unable to meet the terms of the accordion feature, we will be unable to further expand the facility. The revolving period of the Credit Facility ends April 30, 2021, followed by a one-year amortization period with a final maturity date of April 30, 2022. If the facility is not renewed or extended, all principal and interest will be due and payable.
There can be no guarantee that we will be able to renew, extend or replace the Credit Facility when principal payments are due and payable on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing when principal payments are due and payable, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or replace the Credit Facility when principal payments are due and payable, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify for tax treatment as a RIC under the Code.
Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.
Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:
Senior Securities.    Currently we, through our SBIC subsidiaries, have issued debt securities guaranteed by the SBA. We have also issued three classes of notes in registered public offerings, two of which are still outstanding. In the future, we may issue additional debt securities or preferred stock, and/or borrow money from banks or other financial institutions (including borrowings under our Credit Facility), which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

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Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous. Further we may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

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It is likely that any securities or other indebtedness we issue will be, and our Credit Facility and our existing notes are, governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders, will bear the cost of issuing and servicing such securities and other indebtedness.

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Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.    Under the provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on May 3, 2017, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 annual meeting of stockholders. The proposal did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do

so. In any such case, however, the price at which shares of our common stock are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future on favorable terms, or at all.
In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
We will have a continuing need for capital to finance our investments. We are party to the Credit Facility, which provides us with a revolving credit line of up to $550.0 million, of which $465.0 million is currently committed for funding. The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated tangible net worth, minimum interest coverage, minimum asset coverage, maintenance of RIC and BDC status and minimum liquidity. The Credit Facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control and material adverse effect. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there can be no assurance that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.
Our SBIC subsidiaries are licensed by the SBA, and therefore subject to SBA regulations.
Our SBIC subsidiaries are licensed to act as SBICs and are regulated by the SBA. Pursuant to SBA regulations, an SBIC can provide financing in the form of debt, debt with equity features and/or equity to “eligible” small businesses. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. See “Regulation — Small Business Administration Regulations” for more discussion on these limitations. Compliance with SBA requirements may cause our SBIC subsidiaries, and us, as their parent, to forgo attractive investment opportunities that are not permitted under SBA regulations.
Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit our SBIC subsidiaries’ use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC subsidiaries from making new investments. In addition, the SBA can remove the general partners of our SBIC subsidiaries and have a receiver appointed, or revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are wholly-owned.
SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.
The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $350.0 million, subject to SBA approval. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital, which generally is the amount raised from private investors. As of June 30, 2017, Triangle SBIC had issued the statutory maximum of $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. If we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically ensure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.
The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before our SBIC subsidiaries will be permitted to issue additional debentures guaranteed by the SBA.
Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, our stockholders experience increased risks associated with investing in our securities. We currently have the ability to borrow under our Credit Facility and have issued debt securities, and in the future may borrow from, or issue additional debt securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Our SBIC subsidiaries have issued, or have the ability to issue, debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. In addition, our Credit Facility contains financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us. The lenders party to the Credit Facility are secured primarily by our assets, excluding the assets of our SBIC subsidiaries, and have claims that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders or issue additional securities including preferred stock and debt securities in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.
As of June 30, 2017, we had $166.8 million in aggregate principal amount outstanding of our unsecured notes, $250.0 million in outstanding SBA-guaranteed debentures payable and $125.3 million outstanding under our Credit Facility. In order for us to cover our annual interest payments on this indebtedness, we must achieve annual returns on our June 30, 2017 total assets of at least 2.0%.
Illustration.     The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to stockholder(1)	(21.8)%	(12.9)%	(4.1)%	4.7%	13.6%

(1)
Assumes $1.3 billion in total assets, $542.1 million in principal amount of debt outstanding, $707.9 million in net assets and an average cost of funds of 5.36%, which was the weighted average borrowing cost of our borrowings at June 30, 2017.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing additional securities or debentures guaranteed by the SBA, by borrowing from banks or insurance companies or by expanding our line of credit, and there can be no assurance that such additional leverage can in fact be achieved.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our ability to enter into and exit investment transactions with our affiliates is restricted.
Except in those instances where we have received prior exemptive relief from the SEC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, prior approval of the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.
Our Board of Directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board of Directors has the authority to modify or waive our current investment objectives, operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds from any future offering and may use the net proceeds from such offerings in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.
We have elected to be treated as a RIC under the Code, which generally will allow us to avoid being subject to corporate-level U.S. federal income tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, or "investment company taxable income" or "ICTI," if any. We will be subject to a 4.0% nondeductible U.S. federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are currently, and may in the future become, subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.
We may not be able to pay distributions to our stockholders, our distributions may not grow over time, a portion of distributions paid to our stockholders may be a return of capital and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could, in the future, limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations, our SBIC subsidiaries’ compliance with applicable SBIC regulations, compliance with the covenants of our debt securities and such other factors as our Board of Directors may deem relevant from time to time. In addition, our line of credit may restrict the amount of distributions we are permitted to make. We cannot assure you that we will pay distributions to our stockholders in the future.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes, which may result in a higher tax liability when the shares are sold, even if they have not increased in value or have lost value.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with contractual PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for U.S. federal income tax purposes.

Because any original issue discount or other amounts accrued will be included in our ICTI for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
You may have a current tax liability on distributions reinvested in our common stock pursuant to our dividend reinvestment plan but would not receive cash from such distributions to pay such tax liability.
If you participate in our dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.
Our SBIC subsidiaries, as SBICs, may be unable to make distributions to us that may harm our ability to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.
In order for us to continue to qualify for tax treatment as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including our SBIC subsidiaries. As a significant amount of our investments are generally held by our SBIC subsidiaries, we will be substantially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify for tax treatment as a RIC. In this regard, SBA regulations prohibit Triangle SBIC, Triangle SBIC II, and Triangle SBIC III from making distributions to us when they have negative “retained earnings available for distribution,” which is calculated as “net retained earnings minus unrealized depreciation.” We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our tax treatment as a RIC. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of corporate-level U.S. federal income tax on us.
Pursuant to SBA regulations, an SBIC with outstanding debenture leverage may only distribute cumulative realized profits (less unrealized losses on investments). It may not return more than 2% of its outstanding capital in any fiscal year without prior SBA approval. Historically, the SBA has permitted payment in excess of 2% only pursuant to an approved wind-up plan filed by the SBIC pursuant to which the SBA determines that repayment of outstanding debentures is adequately assured.
Because we intend to distribute substantially all of our income to our stockholders to maintain our tax treatment as a regulated investment company, we will continue to need additional capital to finance our growth, and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital and make distributions.
In order to satisfy the requirements applicable to a RIC, and to avoid payment of U.S. federal excise tax, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we became a RIC, some or all of which we may retain, pay applicable U.S. federal income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow and may prohibit us from making distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional securities and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.
While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below our then-current net asset value per share without stockholder approval. At our Annual Stockholders Meeting on May 3, 2017, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 annual meeting of stockholders. The proposal did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.
Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value. “NAV” in the table below stands for “net asset value.”
In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

Dilutive Effect of the Issuance of Shares by Company XYZ Below Net Asset Value

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, any competitive advantage we may have over other finance companies.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and any supplement thereto and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.
We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review, on an annual basis, our internal controls over financial reporting, and to evaluate and disclose, on a quarterly and annual basis, significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
The Credit Facility with potential members of the underwriting syndicate may not be as favorable to us as if it had been negotiated with unaffiliated third-parties.
Our Credit Facility includes lenders that have acted and may in the future act as members of the underwriting syndicate for securities issued pursuant to this registration statement. Consequently the terms may not be as favorable to us as if they had been negotiated with unrelated third parties.
We face cybersecurity risks.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.
If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.
Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack or damage. We are subject to cybersecurity risks. Information cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. In the future, we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.
Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions, and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.
Our business and operations could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board of Directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.
We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.
Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.
Risks Relating to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources to meet future capital needs and thus may be unable to grow or meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. We rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment..

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management's time and resources.
The lack of liquidity in our investments may adversely affect our business.
We invest in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale, or are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.
Our portfolio companies may incur debt or issue securities that rank equally with, or senior to, our investments in such companies.
We invest in senior and subordinated debt securities generally secured by security interests in portfolio company assets, coupled with equity interests. Our portfolio companies may have, or may be permitted to incur, other debt, or issue other securities that rank equally with, or senior to, the debt in which we invest. By their terms, such instruments may entitle the holders to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such holders, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our second priority liens after payment in full of all obligations secured by the senior lender’s first priority liens on the collateral. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds from the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risk not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.
Although most of our investments will be U.S.-dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”
We believe that substantially all of our investments are qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC. If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness. For these reasons, loss of BDC status likely would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements and certain SBA diversification requirements for our investments held by our three wholly-owned SBIC subsidiaries, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.
We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of these assets may decrease. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.
The recent volatility of oil and natural gas prices could impair certain of our portfolio companies' operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.
Some of our portfolio companies' businesses are dependent upon the prices of, and demand for, oil and natural gas, which have recently declined and such volatility could continue in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments.
Financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or fails to perform as we expect.
Our portfolio consists primarily of debt and equity investments in privately owned lower middle market businesses. Compared to larger publicly owned companies, these lower middle market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the management talents and efforts of an individual or a small group of persons. The loss of any of their key employees could affect their ability to compete effectively and harm their financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay their obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.
Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies who have access to traditional credit sources.
Generally, little, if any, public information is available about such companies. Therefore, we must rely on our employees’ diligence to obtain the information needed, such as the financial information of these companies, to make well-informed investment decisions. If we do not uncover material information about these companies, we may not make a fully informed investment decision, which could, in turn cause us to lose money on our investments.

Potential writedowns or losses with respect to portfolio investments existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.

As of June 30, 2017, the fair value of our non-accrual assets was approximately $29.4 million, which comprised approximately 2.5% of the total fair value of our portfolio. The cost of these non-accrual assets as of June 30, 2017 was approximately $67.5 million, which comprised approximately 5.4% of the total cost of our portfolio.

In addition to our non-accrual assets, as of June 30, 2017, we had debt investments in two portfolio companies (our subordinated notes to Cafe Enterprises, Inc. (7% Cash, 7% PIK) and Eckler's Holdings, Inc. (8% Cash, 7.5% PIK)) that were on non-accrual only with respect to the PIK interest component of the loans. As of June 30, 2017, the fair value of these debt investments was $19.3 million, or 1.7% of the total fair value of our portfolio, and the cost of these debt investments was $26.6 million, or 2.1% of the total cost of our portfolio.
In addition, as of June 30, 2017, we had, on a fair value basis, approximately $137.5 million of debt investments, or 11.8% of the total fair value of our portfolio, which were current with respect to scheduled interest and principal payments, but which were carried at less than cost. In light of current economic conditions, certain of our portfolio companies may be unable to service our debt investments on a timely basis. These conditions may also decrease the value of collateral securing some of our debt investments, as well as the value of our equity investments. As a result, the number of non-performing assets in our portfolio may increase, and the overall value of our portfolio may decrease, which could lead to financial losses in our portfolio and a decrease in our investment income, net investment income, dividends and assets.
Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Defaults by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.
Changes in interest rates may affect our cost of capital, the value of our investments and results of operations.
Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.
Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Risks Relating to an Offering of Our Securities
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value, and may trade at premiums that may prove to be unsustainable.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. As of September 27, 2017, the closing price of our common stock on the NYSE was $14.08 per share, an approximately 5.1% discount to our net asset value per share as of June 30, 2017.
In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. On May 3, 2017, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 annual meeting of stockholders. The proposal did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

Investing in our securities may involve an above average degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The market price of our securities may be volatile and fluctuate significantly.
Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC tax treatment or either of our SBIC subsidiaries’ status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	conversion features of subscription rights, warrants or convertible debt;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	proposed, or completed, offerings of our securities, including classes other than our common stock;

•	global or national credit market changes; and

•	general economic trends and other external factors.
The market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate.
We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.
Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds from any offering in securities meeting our investment objective. During such a period, we have and will continue to invest the net proceeds from any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds from certain securities, such as debt securities during this interval. As a result, any dividends or distributions that we pay during such period may be substantially lower than the dividends or distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds from any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.
In addition, the SBA limits our SBIC subsidiaries, Triangle SBIC, Triangle SBIC II and Triangle SBIC III, to investing idle funds in the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

•
repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of, or guaranteed by, the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; and

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.
If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
On May 3, 2017, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 annual meeting of stockholders. If we sell or otherwise issue shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such issuances or sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.
Our net asset value may have changed significantly since our last valuation.
Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from management, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the Board of Directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2016. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2017 is less than the fair value at the time of an offering during 2017, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Condensed Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2017 is greater than the fair value at the time of an offering during 2017, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2017, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.
If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.
As of September 28, 2017, we had 47,740,832 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors.

Specifically, our Board of Directors may adopt resolutions to classify our Board of Directors so that stockholders do not elect every director on an annual basis. Also, our charter provides that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on such matter at the meeting.
In addition, subject to the provisions of the 1940 Act, our charter permits our Board of Directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter from time to time to increase or decrease the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.
If we issue preferred stock and/or additional debt securities, the net asset value and market value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or additional debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or additional debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
The trading market or market value of our publicly issued debt securities or any convertible debt securities, if issued, may be volatile.
Our publicly issued debt securities or any convertible debt securities, if issued, may or may not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt securities or any convertible debt securities would develop or be maintained if developed.
In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.
Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.
Credit ratings are an assessment by third parties of our ability to pay our obligations. If our debt securities become rated, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. These credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, the publicly issued debt securities.
Terms relating to redemption may materially adversely affect the return on our debt securities.
If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed. As of June 30, 2017, our December 2022 Notes were redeemable at our option.
There is a risk that investors in our common stock may not receive a specified level of dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.
In addition, due to the asset coverage test applicable to us as a BDC and under our notes indenture and covenants under our Credit Facility, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.
Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.
In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The amount of such dilution is not limited. The risk of dilution is greater if there are multiple rights offerings. However, our Board of Directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Future offerings of additional debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.
Terrorist attacks, acts of war or national disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.
You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
Both we and Triangle SBIC individually are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for U.S. federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.
We report our investments at market value or fair value with changes in value reported through our statements of operations.
In accordance with the requirements of Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values will be reported through our statements of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”
We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute, actually or constructively, to stockholders.
As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We intend to distribute to our stockholders substantially all of our income. We may, however, make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, our stockholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our stockholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.” We met the minimum distribution requirements for 2014, 2015 and 2016 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.
In addition, we have certain wholly-owned taxable subsidiaries, or the Taxable Subsidiaries, each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit us to hold certain interests in portfolio companies that are organized as partnerships or limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify for tax treatment as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in partnerships or LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in our Statement of Operations.

Our ability to use leverage as a means of financing our portfolio of investments is limited.
As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings (other than SBA leverage and certain other short-term borrowings) and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage test. Under current SBA regulations, our SBIC subsidiaries cannot have outstanding more than an aggregate of $350.0 million of debenture leverage guaranteed by the SBA. While use of debenture leverage from the SBA may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if the returns on investments by Triangle SBIC, Triangle SBIC II and Triangle SBIC III are less than the costs of operating them, including the costs of using debenture leverage.

We are required to comply with the provisions of the 1940 Act applicable to business development companies.
As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bonding and investment custody arrangements. See “Regulation” below.

USE OF PROCEEDS
Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment and general corporate purposes, including repaying any amounts outstanding under the Credit Facility. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”
Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.
RATIO OF EARNINGS TO FIXED CHARGES
For the years ended December 31, 2012, 2013, 2014, 2015 and 2016 and the six months ended June 30, 2017, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Six Months Ended June 30, 2017
Earnings to Fixed Charges(1)	4.52	4.96	2.49	2.71	2.30	1.39
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and other financing fees and loss on extinguishment of debt.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•
Excluding net unrealized gains or losses, the earnings to fixed charges ratio would be 4.68 for the year ended December 31, 2012, 4.85 for the year ended December 31, 2013, 4.57 for the year ended December 31, 2014, 2.52 for the year ended December 31, 2015, 3.28 for the year ended December 31, 2016 and 3.07 for the six months ended June 30, 2017.

•
Excluding net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 4.30 for the year ended December 31, 2012, 3.96 for the year ended December 31, 2013, 3.93 for the year ended December 31, 2014, 3.50 for the year ended December 31, 2015, 3.20 for the year ended December 31, 2016 and 3.65 for the six months ended June 30, 2017.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the NYSE under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since January 1, 2014, the range of high and low sales prices of our common stock as reported on the NYSE, the sales price as a percentage of our net asset value, or NAV, and the distributions declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

	Net Asset Value(1)	Sales Price		Premium (Discount) of High Sales Price to Net Asset Value(2)	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Cash Distributions per Share(3)
		High	Low
Year ended December 31, 2014
First Quarter	$15.72	$29.39	$25.75	87.0%	63.8%	$0.69
Second Quarter	$15.95	$28.58	$24.68	79.2%	54.7%	$0.69
Third Quarter	$16.64	$28.67	$25.21	72.3%	51.5%	$0.59
Fourth Quarter	$16.11	$25.79	$18.18	60.1%	12.8%	$0.59
Year ended December 31, 2015
First Quarter	$15.64	$24.95	$19.95	59.5%	27.6%	$0.59
Second Quarter	$15.47	$24.71	$21.53	59.7%	39.2%	$0.59
Third Quarter	$15.48	$23.70	$15.41	53.1%	(0.5)%	$0.59
Fourth Quarter	$15.23	$23.19	$16.48	52.3%	8.2%	$0.59
Year ended December 31, 2016
First Quarter	$15.02	$20.85	$14.91	38.8%	(0.7)%	$0.54
Second Quarter	$14.82	$21.35	$16.00	44.1%	8.0%	$0.45
Third Quarter	$15.33	$20.60	$18.56	34.4%	21.1%	$0.45
Fourth Quarter	$15.13	$19.95	$16.40	31.9%	8.4%	$0.45
Year ended December 31, 2017
First Quarter	$15.29	$20.35	$18.12	33.1%	18.5%	$0.45
Second Quarter	$14.83	$19.15	$17.28	29.1%	16.5%	$0.45
Third Quarter(4)	*	$17.83	$12.84	*	*	$0.45

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price per share divided by net asset value per share for such quarter.

(3)
Represents the distribution(s) declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.” For the first, second, third and fourth quarters of 2014, the cash distributions per share include supplemental distributions per share of $0.15, $0.15, $0.05 and $0.05, respectively, in addition to our quarterly dividend per share of $0.54. For the first, second, third and fourth quarters of 2015, the cash distributions per share include a supplemental distribution per share of $0.05 in addition to our quarterly dividend per share of $0.54.

(4)	Sales prices through September 27, 2017. The last reported price for our common stock on September 27, 2017 was $14.08 per share. As of September 27, 2017, we had 54 stockholders of record.

*	Not determinable at the time of filing.
Shares of BDCs often trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. As of September 27, 2017, our shares of common stock traded at a discount equal to approximately 5.1% of the net assets attributable to those shares based upon our $14.83 net asset value per share as of June 30, 2017. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value per share. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value.
We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors. We have elected to be taxed as a RIC. As long as we maintain our tax treatment as a RIC, we will not be taxed on our investment company taxable income or realized net capital gain, to the extent that such taxable income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.
To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain U.S. federal excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” in this prospectus for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations” in this prospectus.
We may make distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, publicly offered RICs may treat distributions payable in cash or in shares of stock at the election of stockholders as taxable dividends to the extent of current and accumulated earnings and profits. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution.
If we decide to make any distributions consistent with this published guidance that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The table below sets forth each class of our outstanding securities as of June 30, 2017:

(a) Title of Class	(b) Amount Authorized	(c) Amount Held by Registrant or for its Account	(d) Amount Outstanding Exclusive of Amount Shown Under(c)
Common stock	150,000,000	—	47,745,674
SBA-guaranteed debentures(1)	$350,000,000	—	$250,000,000
December 2022 Notes	$80,500,000	—	$80,500,000
March 2022 Notes	$86,250,000	—	$86,250,000

(1)
As of June 30, 2017, Triangle SBIC had issued the statutory maximum of $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. Amount outstanding represents cost of SBA-guaranteed debentures outstanding. For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation - Small Business Administration Regulations.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined and consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus.
The following discussion is designed to provide a better understanding of our financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.
Overview of our Business
We are a Maryland corporation which has elected to be treated and operates as an internally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. Our wholly-owned subsidiaries, Triangle Mezzanine Fund LLLP, or Triangle SBIC, Triangle Mezzanine Fund II LP, or Triangle SBIC II and Triangle Mezzanine Fund III LP, or Triangle SBIC III, are licensed as small business investment companies, or SBICs, by the United States Small Business Administration, or SBA. In addition, Triangle SBIC has also elected to be treated as a BDC under the 1940 Act. We, Triangle SBIC, Triangle SBIC II and Triangle SBIC III invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately-held companies located primarily in the United States.
Our business is to provide capital to lower middle market companies in the United States. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $300.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $75.0 million.
We invest in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, we generally invest in one or more equity instruments of the borrower, such as direct preferred or common equity interests. Our investments generally range from $5.0 million to $50.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.
We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years. In addition, our fixed debt investments typically bear interest between 10.0% and 15.0% per annum and our variable debt investments are generally LIBOR-based and typically bear interest between 8.0% and 13.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind, or PIK, interest, that is not paid currently but is instead accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis.
As of June 30, 2017 and December 31, 2016, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was approximately 11.4% and 11.7%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 10.0% and 10.2% as of June 30, 2017 and December 31, 2016, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 9.4% and 9.7% as of June 30, 2017 and December 31, 2016, respectively. The weighted average yields across our investment portfolio depend on the relative seniority of our investments within the capital structures of our portfolio companies and on our security interests in portfolio company assets. Historically, since our IPO in 2007, we have primarily focused on investments in subordinated debt securities, which generally produce higher yields than more senior securities due to the risks inherent in investing in less senior positions. Beginning in 2016, we began to shift our focus toward larger and less cyclical portfolio companies and began steering our portfolio composition with a focus on a balance between senior and subordinated securities. This shift toward more senior securities is intended to reduce our credit risks in exchange for lower-

yielding investments, which in turn has resulted in a decrease in the weighted average yield on our investment portfolio. As we continue this balanced strategy, and as the percentage of our investment portfolio that is comprised of senior debt investments increases, we expect our investment-related risks to be mitigated to an extent, but we also expect the weighted average yields on our portfolio to continue to decrease.
Triangle SBIC, Triangle SBIC II and Triangle SBIC III are eligible to issue debentures to the SBA, which pools these with debentures of other SBICs and sells them in the capital markets at favorable interest rates, in part as a result of the guarantee of payment from the SBA. Triangle SBIC, Triangle SBIC II and Triangle SBIC III invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC, Triangle SBIC II and Triangle SBIC III as SBICs, subject to SBA approval, and to utilize the proceeds from the issuance of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.
Portfolio Composition
The total value of our investment portfolio was $1.2 billion as of June 30, 2017, as compared to $1.0 billion as of December 31, 2016 and $977.3 million as of December 31, 2015. As of June 30, 2017, we had investments in 93 portfolio companies with an aggregate cost of $1.2 billion. As of December 31, 2016, we had investments in 88 portfolio companies with an aggregate cost of $1.1 billion. As of December 31, 2015, we had investments in 92 portfolio companies with an aggregate cost of $1.0 billion. As of each of June 30, 2017, December 31, 2016 and December 31, 2015, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.
As of June 30, 2017, December 31, 2016 and December 31, 2015, our investment portfolio consisted of the following investments:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
June 30, 2017:
Subordinated debt and 2nd lien notes	$822,467,954	66%	$746,242,274	64%
Senior debt and 1st lien notes	285,437,775	23	275,313,167	23
Equity shares	141,304,573	11	146,298,366	13
Equity warrants	3,072,517	—	1,459,000	—
	$1,252,282,819	100%	$1,169,312,807	100%
December 31, 2016:
Subordinated debt and 2nd lien notes	$753,635,857	69%	$690,159,367	67%
Senior debt and 1st lien notes	198,616,110	18	191,643,157	18
Equity shares	140,524,807	13	154,216,657	15
Equity warrants	4,154,717	—	1,888,000	—
	$1,096,931,491	100%	$1,037,907,181	100%
December 31, 2015:
Subordinated debt and 2nd lien notes	$739,416,002	73%	$699,125,083	72%
Senior debt and 1st lien notes	134,489,956	13	132,929,264	14
Equity shares	127,464,548	13	141,555,369	14
Equity warrants	5,978,617	1	3,667,000	—
	$1,007,349,123	100%	$977,276,716	100%

Investment Activity
During the six months ended June 30, 2017, we made fifteen new investments totaling $217.9 million, debt investments in twelve existing portfolio companies totaling $31.2 million and equity investments in nine existing portfolio companies totaling $1.9 million. We had five portfolio company loans repaid at par totaling $62.6 million and received normal principal repayments and partial loan prepayments totaling $9.9 million in the six months ended June 30, 2017. We converted a portion of a subordinated debt investment in one portfolio company into an equity investment and recognized a realized loss on such conversion totaling $0.3 million. We wrote off equity investments in four portfolio companies and recognized realized losses on the write-offs of $4.7 million and wrote off debt investments in three portfolio companies and recognized realized losses on the write-offs of $15.2 million. In addition, we received proceeds related to the sales of certain equity securities totaling $16.2 million and recognized net realized gains on such sales totaling $12.0 million in the six months ended June 30, 2017.
Total portfolio investment activity for the six months ended June 30, 2017 was as follows:

Six Months Ended June 30, 2017:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$690,159,367	$191,643,157	$154,216,657	$1,888,000	$1,037,907,181
New investments	108,773,285	133,598,959	8,620,116	—	250,992,360
Reclassifications	22,558,007	(22,558,007)	—	—	—
Proceeds from sales of investments	—	—	(16,390,012)	152,592	(16,237,420)
Loan origination fees received	(1,748,132)	(2,082,235)	—	—	(3,830,367)
Principal repayments received	(51,771,029)	(20,750,316)	—	—	(72,521,345)
PIK interest earned	5,625,960	662,624	—	—	6,288,584
PIK interest payments received	(3,062,908)	(507,979)	—	—	(3,570,887)
Accretion of loan discounts	90,966	54,694	—	—	145,660
Accretion of deferred loan origination revenue	1,719,273	514,877	—	—	2,234,150
Realized gain (loss)	(13,353,325)	(2,110,952)	8,549,662	(1,234,792)	(8,149,407)
Unrealized gain (loss)	(12,749,190)	(3,151,655)	(8,698,057)	653,200	(23,945,702)
Fair value, end of period	$746,242,274	$275,313,167	$146,298,366	$1,459,000	$1,169,312,807
Weighted average yield on debt investments at end of period(1)					11.4%
Weighted average yield on total investments at end of period(1)					10.0%
Weighted average yield on total investments at end of period					9.4%

(1)	Excludes non-accrual debt investments

During the six months ended June 30, 2016, we made three new investments totaling $46.3 million, debt investments in eight existing portfolio companies totaling $24.9 million and equity investments in nine existing portfolio companies totaling $4.2 million. We had seven portfolio company loans repaid at par totaling $92.1 million and received normal principal repayments and partial loan prepayments totaling $16.2 million in the six months ended June 30, 2016. We converted subordinated debt investments in one portfolio company into an equity investment and recognized a realized loss on such conversion totaling $1.6 million. We wrote-off an equity investment in one portfolio company and recognized a realized loss on the write-off of $2.0 million. In addition, we received proceeds related to the sales of certain equity securities totaling $11.2 million and recognized net realized gains on such sales totaling $8.1 million in the six months ended June 30, 2016.
Total portfolio investment activity for the six months ended June 30, 2016 was as follows:

Six Months Ended June 30, 2016:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
New investments	65,489,356	1,000,000	8,305,081	650,000	75,444,437
Reclassifications	4,020,247	(4,020,247)	—	—	—
Proceeds from sales of investments	—	—	(10,819,469)	(121,878)	(10,941,347)
Loan origination fees received	(1,582,991)	(40,000)	—	—	(1,622,991)
Principal repayments received	(105,161,664)	(3,381,185)	—	—	(108,542,849)
PIK interest earned	7,019,085	717,943	—	—	7,737,028
PIK interest payments received	(5,507,722)	(236,150)	—	—	(5,743,872)
Accretion of loan discounts	101,049	98,648	—	—	199,697
Accretion of deferred loan origination revenue	2,288,179	262,444	—	—	2,550,623
Realized gain (loss)	—	(1,560,322)	6,238,154	(154,222)	4,523,610
Unrealized gain (loss)	(17,272,624)	986,954	3,597,504	2,630,100	(10,058,066)
Fair value, end of period	$648,517,998	$126,757,349	$148,876,639	$6,671,000	$930,822,986
Weighted average yield on debt investments at end of period(1)					12.3%
Weighted average yield on total investments at end of period(1)					10.6%
Weighted average yield on total investments at end of period					9.9%

(1)	Excludes non-accrual debt investments

During the year ended December 31, 2016, we made 16 new investments, including recapitalizations of existing portfolio companies, totaling $274.1 million, additional debt investments in eleven existing portfolio companies totaling $37.8 million and additional equity investments in ten existing portfolio companies totaling $7.5 million. We had 14 portfolio company loans repaid at par totaling $170.8 million, which resulted in realized gains totaling $1.4 million, and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling $41.1 million. We converted subordinated debt investments in one portfolio company into an equity investment and recognized a realized loss on such conversion totaling $1.6 million. We wrote off debt and equity investments in two portfolio companies and recognized realized losses on the write-offs of $18.7 million. In addition, we received proceeds related to the sales of certain equity securities of our portfolio companies totaling $34.4 million and recognized net realized gains on such sales totaling $20.9 million in the year ended December 31, 2016.
Total portfolio investment activity for the year ended December 31, 2016 was as follows:

December 31, 2016	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
New investments	220,825,664	71,620,633	26,370,669	650,000	319,466,966
Investment reclass	4,020,247	(4,020,247)	—	—	—
Proceeds from sales of investments	—	—	(28,340,004)	(5,742,355)	(34,082,359)
Loan origination fees received	(4,613,831)	(1,200,160)	—	—	(5,813,991)
Principal repayments received	(194,883,407)	(7,727,099)	—	—	(202,610,506)
PIK interest earned	13,784,921	1,449,498	—	—	15,234,419
PIK interest payments received	(9,326,564)	(236,150)	—	—	(9,562,714)
Accretion of loan discounts	193,801	203,303	—	—	397,104
Accretion of deferred loan origination revenue	4,012,181	556,218	—	—	4,568,399
Realized gain (loss)	(14,752,679)	(1,560,322)	15,029,594	3,268,455	1,985,048
Unrealized gain (loss)	(28,226,049)	(371,781)	(398,971)	44,900	(28,951,901)
Fair value, end of period	$690,159,367	$191,643,157	$154,216,657	$1,888,000	$1,037,907,181
Weighted average yield on debt investments at end of period(1)					11.7%
Weighted average yield on total investments at end of period(1)					10.2%
Weighted average yield on total investments at end of period					9.7%
(1)Excludes non-accrual debt investments.

During the year ended December 31, 2015, we made 23 new investments, including recapitalizations of existing portfolio companies, totaling $361.2 million, additional debt investments in ten existing portfolio companies totaling $84.2 million and additional equity investments in eleven existing portfolio companies totaling $8.6 million. We had 24 portfolio company loans repaid at par totaling $302.1 million, which resulted in realized gains totaling $2.0 million, and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling $32.7 million. We converted subordinated debt investments in one portfolio company into an equity investment and recognized a net realized loss on such conversion totaling $20.5 million. We wrote-off debt and equity investments in two portfolio companies and recognized realized losses on the write-offs of $18.8 million. In addition, we received proceeds related to the sales of certain equity securities of our portfolio companies totaling $21.5 million and recognized net realized gains on such sales totaling $9.8 million in the year ended December 31, 2015.
Total portfolio investment activity for the years ended December 31, 2015 was as follows:

December 31, 2015	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$660,377,024	$115,252,247	$103,132,851	$8,461,000	$887,223,122
New investments	340,931,692	68,863,789	42,880,571	1,252,000	453,928,052
Investment reclass	(8,707,740)	—	8,707,740	—	—
Proceeds from sales of investments	—	—	(14,016,839)	(7,477,411)	(21,494,250)
Loan origination fees received	(5,849,587)	(1,250,000)	—	—	(7,099,587)
Principal repayments received	(272,219,727)	(49,554,990)	—	—	(321,774,717)
PIK interest earned	13,819,538	1,761,986	—	—	15,581,524
PIK interest payments received	(9,337,978)	(3,669,732)	—	—	(13,007,710)
Accretion of loan discounts	451,652	35,511	—	—	487,163
Accretion of deferred loan origination revenue	5,321,198	844,291	—	—	6,165,489
Realized gain (loss)	(28,793,224)	804,802	(2,491,600)	2,990,559	(27,489,463)
Unrealized gain (loss)	3,132,235	(158,640)	3,342,646	(1,559,148)	4,757,093
Fair value, end of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
Weighted average yield on debt investments at end of period(1)					12.2%
Weighted average yield on total investments at end of period(1)					10.6%
Weighted average yield on total investments at end of period					10.2%
(1)Excludes non-accrual debt investments.
Non-Accrual Assets
Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. As of June 30, 2017, the fair value of our non-accrual assets was $29.4 million, which comprised 2.5% of the total fair value of our portfolio, and the cost of our non-accrual assets was $67.5 million, which comprised 5.4% of the total cost of our portfolio. As of December 31, 2016, the fair value of our non-accrual assets was $15.9 million, which comprised 1.5% of the total fair value of our portfolio, and the cost of our non-accrual assets was $38.4 million, which comprised 3.5% of the total cost of our portfolio.
Our non-accrual assets as of June 30, 2017 were as follows:
Community Intervention Services, Inc.
In June 2017, we placed our debt investment in Community Intervention Services, Inc., or Community, on non-accrual status effective with the quarterly payment due June 30, 2017. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in Community for financial reporting purposes. As of June 30, 2017, the cost of our debt investment in Community was $17.7 million and the fair value of such investment was $10.4 million.
DCWV Acquisition Corporation
In September 2015, we placed our debt investments in DCWV Acquisition Corporation, or DCWV, on non-accrual status effective with the monthly payment due September 30, 2015. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investments in DCWV for financial reporting purposes. As of June 30, 2017, the cost of our debt investments in DCWV was $8.4 million and the fair value of such investments was $0.8 million.
DialogDirect, Inc.
In March 2017, we placed our debt investments in DialogDirect, Inc., or Dialog, on non-accrual status effective with the monthly payment due January 31, 2017. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investments in Dialog for financial reporting purposes. As of June 30, 2017, the cost of our debt investments in Dialog was $20.0 million and the fair value of such investments was $10.5 million.
DPII Holdings, LLC
During the three months ended March 31, 2016, we placed our Tranche I & II subordinated debt investments in DPII Holdings, LLC, or Datapath, on PIK non-accrual status. During the three months ended June 30, 2016, we invested approximately $1.6 million in a Tranche III subordinated debt investment in order to provide liquidity to support Datapath. This Tranche III subordinated debt investment bears interest at a rate of 0% Cash and 19% PIK. In the three months ended June 30, 2016, we placed both our Tranche I & II subordinated debt investments and our Tranche III subordinated debt investment in Datapath on full non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investments in Datapath for financial reporting purposes. As of June 30, 2017, the cost of our debt investments in Datapath was $5.1 million and the fair value of such investments was $2.7 million.
Women's Marketing, Inc.
During the three months ended September 30, 2016, we placed our debt investment in Women's Marketing, Inc., or Women's Marketing, on PIK non-accrual status. In December 2016, we placed our debt investment in Women's Marketing on non-accrual status effective with the monthly payment due November 30, 2016. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in Women's Marketing for financial reporting purposes. As of June 30, 2017, the cost of our debt investment in Women's Marketing was $16.1 million and the fair value of such investment was $5.1 million.
PIK Non-Accrual Assets
In addition to our non-accrual assets, as of June 30, 2017, we had debt investments in two portfolio companies (our subordinated notes to Cafe Enterprises, Inc. (7% Cash, 7% PIK) and Eckler's Holdings, Inc. (8% Cash, 7.5% PIK)) that were on non-accrual only with respect to the PIK interest component of the loans. As of June 30, 2017, the fair value of these debt investments was $19.3 million, or 1.7% of the total fair value of our portfolio, and the cost of these debt investments was $26.6 million, or 2.1% of the total cost of our portfolio.
Results of Operations
Comparison of three months ended June 30, 2017 and June 30, 2016
Investment Income
For the three months ended June 30, 2017, total investment income was $31.2 million, a 9.8% increase from $28.4 million of total investment income for the three months ended June 30, 2016. This increase was primarily attributable to an increase in portfolio debt investments from June 30, 2016 to June 30, 2017 and a $0.6 million increase in non-recurring dividend income, partially offset by a $1.7 million decrease in non-recurring fee income, a decrease in PIK interest income due to a decrease in PIK yielding investments from June 30, 2016 to June 30, 2017 and a $0.8 million decrease in investment income relating to non-accrual assets and PIK non-accrual assets. Non-recurring fee income was $0.4 million for the three months ended June 30, 2017, as compared to $2.0 million for the three months ended June 30, 2016. Non-recurring dividend income was $1.1 million for the three months ended June 30, 2017, as compared to $0.5 million for the three months ended June 30, 2016.
Operating Expenses
For the three months ended June 30, 2017, operating expenses decreased by 1.8% to $11.9 million from $12.1 million for the three months ended June 30, 2016. Our operating expenses consist of interest and other financing fees, compensation expenses and general and administrative expenses.
For the three months ended June 30, 2017, interest and other financing fees increased by 5.2% to $7.1 million from $6.8 million for the three months ended June 30, 2016. The increase in interest and other financing fees was related primarily to interest and fee amortization of $0.2 million on the incremental $25.0 million of borrowings outstanding under our SBA-guaranteed debentures and an increase in interest and other financing fees of $0.1 million related to increased borrowings under our third amended and restated senior secured credit facility, as amended on May 1, 2017, or the Credit Facility.
Compensation expenses are primarily influenced by headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expenses can fluctuate materially from period to period. Accordingly, the amount of compensation expenses recognized in any particular period may not be indicative of compensation expenses in a future period.
For the three months ended June 30, 2017, compensation expenses decreased by 12.7% to $3.6 million from $4.1 million for the three months ended June 30, 2016. For the both the three months ended June 30, 2017 and June 30, 2016, general and administrative expenses were $1.2 million.
In addition, our efficiency ratio (defined as the sum of compensation expenses and general and administrative expenses as a percentage of total investment income) decreased to 15.2% for the three months ended June 30, 2017 from 18.7% for the three months ended June 30, 2016.
Net Investment Income
As a result of the $2.8 million increase in total investment income and the $0.2 million decrease in operating expenses, net investment income increased by 18.4% to $19.4 million for the three months ended June 30, 2017 as compared to $16.3 million for the three months ended June 30, 2016.
Net Increase/Decrease in Net Assets Resulting from Operations
In the three months ended June 30, 2017, we recognized realized gains totaling $5.2 million, which consisted primarily of a net gain on the sales of seven non-control/non-affiliate investments totaling $8.0 million, partially offset by a net loss on the write-off of one non-control/non-affiliate investment totaling $2.7 million and a net loss on the sale of one affiliate investment totaling $0.1 million. In addition, during the three months ended June 30, 2017, we recorded net unrealized depreciation totaling $26.2 million, consisting of net unrealized depreciation on our current portfolio of $23.8 million and net unrealized depreciation reclassification adjustments of $2.4 million related to the realized gains and losses noted above.
In the three months ended June 30, 2016, we recognized realized gains totaling $3.9 million, which consisted primarily of net gains on the sales of four non-control/non-affiliate investments totaling $5.6 million, partially offset by net losses on the sale/write-off of two affiliate investments totaling $1.7 million. In addition, during the three months ended June 30, 2016, we recorded net unrealized depreciation totaling $13.6 million, consisting of net unrealized depreciation on our current portfolio of $9.3 million and net unrealized depreciation reclassification adjustments of $4.3 million related to the realized gains and losses noted above.
As a result of these events, our net decrease in net assets resulting from operations was $2.0 million for the three months ended June 30, 2017, as compared to a net increase in net assets resulting from operations of $6.7 million for the three months ended June 30, 2016.
Comparison of six months ended June 30, 2017 and June 30, 2016
Investment Income
For the six months ended June 30, 2017, total investment income was $61.4 million, a 11.5% increase from $55.1 million of total investment income for the six months ended June 30, 2016. This increase was primarily attributable to an increase in portfolio debt investments from June 30, 2016 to June 30, 2017 and a $2.0 million increase in non-recurring dividend income, partially offset by a $1.4 million decrease in non-recurring fee income, a decrease in PIK interest income due to a decrease in PIK yielding investments from June 30, 2016 to June 30, 2017 and a $1.6 million decrease in investment income relating to non-accrual assets and PIK non-accrual assets. Non-recurring fee income was $1.9 million for the six months ended June 30, 2017 as compared to $3.3 million for the six months ended June 30, 2016. Net non-recurring dividend income was $1.4 million for the six months ended June 30, 2017 as compared to $(0.7) million for the six months ended June 30, 2016. Our net negative non-recurring dividend income during the six months ended June 30, 2016 consisted of non-recurring dividend income of approximately $0.6 million and a negative true-up adjustment of $1.3 million related to a portfolio company distribution that was received in 2015. In 2015, we received information that indicated that the tax character of the distribution was 100% dividend income, but received updated information in 2016 indicating that only 14% of the distribution was dividend income and the remainder was a return of capital, which necessitated the adjustment.

Operating Expenses
For the six months ended June 30, 2017, operating expenses decreased by 16.8% to $24.2 million from $29.1 million for the six months ended June 30, 2016. Our operating expenses consist of interest and other financing fees, compensation expenses and general and administrative expenses.
For the six months ended June 30, 2017, interest and other financing fees increased by 5.6% to $14.0 million from $13.3 million for the six months ended June 30, 2016. The increase in interest and other financing fees was related primarily to interest and fee amortization of $0.4 million on the incremental $25.0 million of borrowings outstanding under our SBA-guaranteed debentures and an increase in interest and other financing fees of $0.3 million related to increased borrowings under our Credit Facility.
For the six months ended June 30, 2017, compensation expenses decreased by 42.2% to $7.8 million from $13.5 million for the six months ended June 30, 2016. Compensation expenses in the six months ended June 30, 2016 included one-time expenses associated with the retirement of our former Chief Executive Officer, Garland S. Tucker, III, from his officer positions in February 2016. Our Board of Directors, or the Board, awarded Mr. Tucker a $2.5 million cash bonus and accelerated the vesting of his outstanding shares of restricted stock, including 47,000 shares of restricted stock awarded to him in February 2016 based on his performance during 2015, and certain other compensation in connection with his retirement and in recognition of his long service. We recognized $5.5 million in one-time compensation expenses in the six months ended June 30, 2016 associated with Mr. Tucker's retirement.
For the six months ended June 30, 2017, general and administrative expenses increased by 3.2% to $2.4 million from $2.3 million for the six months ended June 30, 2016.
In addition, our efficiency ratio (defined as the sum of compensation expenses and general and administrative expenses as a percentage of total investment income) decreased to 16.6% for the six months ended June 30, 2017 from 28.8% for the six months ended ended June 30, 2016.
Net Investment Income
As a result of the $6.3 million increase in total investment income and the $4.9 million decrease in operating expenses, net investment income increased by 43.3% to $37.2 million for the six months ended June 30, 2017 as compared to $25.9 million for the six months ended June 30, 2016.
Net Increase/Decrease in Net Assets Resulting from Operations
In the six months ended June 30, 2017, we recognized realized losses totaling $8.1 million, which consisted primarily of a net loss on the write-off of one control investment totaling $4.5 million and net losses on the restructuring/write-off of four non-control investments totaling $15.7 million, partially offset by a net gain on the sale of eight non-control/non-affiliate investment totaling $8.6 million and net gains on the sales of four affiliate investments totaling $3.4 million. In addition, during the six months ended June 30, 2017, we recorded net unrealized depreciation totaling $23.6 million consisting of net unrealized depreciation on our current portfolio of $33.5 million and net unrealized appreciation reclassification adjustments of $9.9 million related to the realized gains and losses noted above.
In the six months ended June 30, 2016, we recognized realized gains totaling $4.5 million, which consisted primarily of net gains on the sales/repayments of ten non-control/non-affiliate investments totaling $7.8 million, partially offset by a loss on the restructuring of one non-control/non-affiliate investment totaling $1.6 million and a net loss on the the sale/write-off of three affiliate investments totaling $1.7 million. In addition, during the six months ended June 30, 2016, we recorded net unrealized depreciation totaling $11.4 million consisting of net unrealized depreciation on our current portfolio of $6.7 million and net unrealized depreciation reclassification adjustments of $4.7 million related to the realized gains and losses noted above.
As a result of these events, our net increase in net assets resulting from operations was $5.2 million for the six months ended June 30, 2017, as compared to a net increase in net assets resulting from operations of $19.1 million for the six months ended June 30, 2016.
Comparison of years ended December 31, 2016 and December 31, 2015
Investment Income
For the year ended December 31, 2016, total investment income was $113.7 million, a 6.3% decrease from $121.3 million of total investment income for the year ended December 31, 2015. This decrease was primarily attributed to a $4.7 million decrease in non-recurring fee income and a $3.0 million decrease in non-recurring dividend income. Non-recurring fee income was $5.2 million for the year ended December 31, 2016, as compared to $9.9 million for the year ended December 31, 2015, and non-recurring dividend income was $2.0 million for the year ended December 31, 2016, as compared to $5.0 million for the year ended December 31, 2015. Our non-recurring dividend income during the year ended December 31, 2016 consisted of non-recurring dividend income of approximately $3.3 million and a negative true-up adjustment of $1.3 million related to a portfolio company distribution that was received in 2015. In 2015, we received information that indicated that the tax character of the distribution was 100% dividend income, but received updated information in 2016 indicating that only 14% of the distribution was dividend income and the remainder was a return of capital, which necessitated the adjustment.
Operating Expenses
For the year ended December 31, 2016, operating expenses increased by 10.4% to $54.8 million from $49.7 million for the year ended December 31, 2015. Our operating expenses consist of interest and other financing fees, compensation expenses and general and administrative expenses.
For the year ended December 31, 2016, interest and other financing fees were $26.7 million as compared to $26.8 million for the year ended December 31, 2015. The decrease in interest and other financing fees was related to $2.4 million of interest savings related to the redemption of our unsecured notes due in March 2019, or the 2019 Notes, partially offset by an increase in interest and other financing fees of $0.3 million on the $25.0 million of incremental outstanding borrowings under our SBA-guaranteed debentures, an increase in interest and other financing fees of $1.5 million related to increased borrowings under the Credit Facility, and an increase of $0.5 million in interest and other financing fees from the February 2015 issuance of the March 2022 Notes.
Compensation expenses are primarily influenced by headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expenses can fluctuate materially from period to period. Accordingly, the amount of compensation expenses recognized in any particular period may not be indicative of compensation expenses in a future period.
For the year ended December 31, 2016, compensation expenses increased by 24.5% to $23.7 million from $19.0 million for the year ended December 31, 2015. The increase in compensation expenses in the year ended December 31, 2016 was primarily related to one-time expenses associated with the retirement of our former Chief Executive Officer noted above and the resignation of Brent P.W. Burgess as the Company's Chief Investment Officer in October 2016. In connection with Mr. Burgess’s resignation, we entered into an agreement with Mr. Burgess, pursuant to which he received his unpaid salary and accrued but unused vacation leave through October 14, 2016, cash payments totaling $250,000, accelerated vesting of the 93,284 shares of the Company’s restricted stock held by him and certain other benefits. We recognized $1.5 million in one-time compensation expenses for the year ended December 31, 2016 in connection with Mr. Burgess' resignation. The increases related to Mr. Tucker and Mr. Burgess were partially offset by decreased discretionary compensation expenses.
For the year ended December 31, 2016, general and administrative expenses increased by 13.1% to $4.4 million from $3.9 million for the year ended December 31, 2015.
In addition, our efficiency ratio (defined as compensation and general and administrative expenses as a percentage of total investment income) increased to 24.7% for the year ended December 31, 2016 from 18.9% for the year ended December 31, 2015.
Net Investment Income
As a result of the $7.6 million decrease in total investment income and the $5.1 million increase in operating expenses, net investment income for the year ended December 31, 2016 was $58.9 million compared to net investment income of $71.6 million during the year ended December 31, 2015.
Net Increase in Net Assets Resulting From Operations
For the year ended December 31, 2016, we recognized net realized gains totaling $2.0 million, which consisted primarily of net gains on the sales/repayments of seventeen non-control/non-affiliate investments totaling $15.3 million and net gains on the sales/write-off of seven affiliate investments totaling $4.4 million, partially off-set by a loss on the restructuring of one non-control/non-affiliate investment totaling $1.6 million and a loss on the write-off of one non-control/non-affiliate investment totaling $16.1 million. In addition, for the year ended December 31, 2016, we recorded net unrealized depreciation of investments totaling $26.2 million, consisting of net unrealized depreciation on our current portfolio of $26.8 million and net unrealized appreciation reclassification adjustments of $0.6 million related to the realized gains and losses noted above.

For the year ended December 31, 2015, we recognized net realized losses totaling $27.5 million, which consisted of losses on the restructuring/write-off of two control investments totaling $38.8 million and a loss on the write-off of one affiliate investment totaling $0.5 million, partially offset by net gains related to the sales/repayments of seven affiliate investments of $2.8 million and net gains on the sales/repayments of fourteen non-control/non-affiliate investments totaling $9.0 million. In addition, for the year ended December 31, 2015, we recorded net unrealized appreciation of investments totaling $5.5 million, consisting of net unrealized depreciation on our current portfolio of $21.6 million and net unrealized appreciation reclassification adjustments of $27.1 million related to the realized gains and losses noted above.
As a result of these events, our net increase in net assets from operations during the year ended December 31, 2016 was $34.3 million as compared to $47.9 million for the year ended December 31, 2015.
Comparison of years ended December 31, 2015 and December 31, 2014
Investment Income
For the year ended December 31, 2015, total investment income was $121.3 million, a 16.1% increase from $104.5 million of total investment income for the year ended December 31, 2014. The increase of $16.8 million was primarily due to higher average portfolio loan balances from December 31, 2014 to December 31, 2015 and an increase in non-recurring fee income of $4.8 million. These increases were partially offset by a decrease in non-recurring dividend income of $1.5 million, a $0.6 million decrease in investment income relating to non-accrual assets and a decrease in the weighted average yield on our debt investments from December 31, 2014 to December 31, 2015. Non-recurring fee income was $9.9 million for the year ended December 31, 2015, as compared to $5.0 million for the year ended December 31, 2014, and non-recurring dividend income was $5.0 million for the year ended December 31, 2015, as compared to $6.5 million for the year ended December 31, 2014.
Operating Expenses
For the year ended December 31, 2015, operating expenses increased by 16.9% to $49.7 million from $42.5 million for the year ended December 31, 2014. Our operating expenses consist of interest and other financing fees, compensation expenses and general and administrative expenses.
For the year ended December 31, 2015, interest and other financing fees increased by 26.3% to $26.8 million from $21.2 million for the year ended December 31, 2014. The increase in interest and other financing fees was related to interest expense and other financing fees on our March 2022 Notes of $5.3 million for the year ended December 31, 2015, an increase in interest and other financing fees on our SBA-guaranteed debentures of $0.8 million in the year ended December 31, 2015 and an increase in interest and other financing fees on our Credit Facility of $2.1 million in the year ended December 31, 2015. These increases were partially offset by a $2.5 million decrease in interest and other financing fees related to the redemption of the 2019 Notes in the year ended December 31, 2015.
Compensation expenses are primarily influenced by headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expenses can fluctuate materially from period to period. Accordingly, the amount of compensation expenses recognized in any particular period may not be indicative of compensation expenses in a future period.
For the year ended December 31, 2015, compensation expenses increased by 16.9% to $19.0 million from $17.6 million for the year ended December 31, 2014. This increase in compensation expenses was primarily related to increased discretionary compensation expenses.
For the year ended December 31, 2015, general and administrative expenses increased by 3.8% to $3.9 million from $3.8 million for the year ended December 31, 2014.
In addition, our efficiency ratio (defined as compensation and general and administrative expenses as a percentage of total investment income) decreased to 18.9% for the year ended December 31, 2015 from 20.4% for the year ended December 31, 2014.
Net Investment Income
As a result of the $16.8 million increase in total investment income and the $7.2 million increase in expenses, net investment income for the year ended December 31, 2015 was $71.6 million compared to net investment income of $62.0 million during the year ended December 31, 2014.

Net Increase in Net Assets Resulting From Operations
For the year ended December 31, 2015, we recognized net realized losses totaling $27.5 million, which consisted of losses on the restructuring/write-off of two control investments totaling $38.8 million and a loss on the write-off of one affiliate investment totaling $0.5 million, partially offset by net gains related to the sales/repayments of seven affiliate investments of $2.8 million and net gains on the sales/repayments of fourteen non-control/non-affiliate investments totaling $9.0 million. In addition, for the year ended December 31, 2015, we recorded net unrealized appreciation of investments totaling $5.5 million, consisting of net unrealized depreciation on our current portfolio of $21.6 million and net unrealized appreciation reclassification adjustments of $27.1 million related to the realized gains and losses noted above.
For the year ended December 31, 2014, we recognized net realized gains totaling $13.6 million, which consisted of net gains on the sales/repayments of thirteen non-control/non-affiliate investments totaling $24.1 million and gains on the sales of two affiliate equity investments of $14.4 million, offset by a loss on the restructuring of one non-control/non-affiliate investment totaling $10.8 million, a loss relating to the write-off of one non-control/non-affiliate investment totaling $5.9 million, losses on the write-offs of two affiliate investments of $6.7 million, a loss on the restructuring of one control investment totaling $0.5 million and a loss relating to the write-off of one control investment of $1.0 million. In addition, for the year ended December 31, 2014, we recorded net unrealized depreciation of investments totaling $44.2 million, consisting of net unrealized depreciation on our current portfolio of $31.5 million and net unrealized depreciation reclassification adjustments of $12.7 million related to the realized gains and losses noted above.
As a result of these events, our net increase in net assets from operations during the year ended December 31, 2015 was $47.9 million as compared to $28.4 million for the year ended December 31, 2014.
Liquidity and Capital Resources
We believe that our current cash and cash equivalents on hand, our available borrowing capacity under the Credit Facility and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.
In the future, depending on the valuation of Triangle SBIC’s assets, Triangle SBIC II's assets and Triangle SBIC III’s assets pursuant to SBA guidelines, Triangle SBIC, Triangle SBIC II and Triangle SBIC III may be limited by provisions of the Small Business Investment Act of 1958, as amended, or the Small Business Investment Act, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify for tax treatment as a regulated investment company, or RIC.
Cash Flows
For the six months ended June 30, 2017, we experienced a net decrease in cash and cash equivalents in the amount of $42.1 million. During that period, our operating activities used $125.2 million in cash, consisting primarily of new portfolio investments of $251.0 million, partially offset by repayments received from portfolio companies and proceeds from sales of portfolio investments of approximately $88.8 million. In addition, our financing activities increased cash by $83.1 million, consisting primarily of proceeds from our public stock offering of $132.0 million, partially offset by cash dividends paid in the amount of $41.3 million and net repayments under the Credit Facility of $2.4 million. As of June 30, 2017, we had $65.0 million of cash and cash equivalents on hand.
For the six months ended June 30, 2016, we experienced a net increase in cash and cash equivalents in the amount of $72.3 million. During that period, our operating activities provided $63.7 million in cash, consisting primarily of repayments received from portfolio companies and proceeds from sales of portfolio investments of approximately $119.5 million, partially offset by new portfolio investments of $75.4 million. In addition, our financing activities increased cash by $8.7 million, primarily due to net borrowings under the Credit Facility of $19.9 million and borrowings under SBA guaranteed debentures of $32.8 million, partially offset by cash dividends paid in the amount of $31.6 million and the repayment of the SBA-guaranteed LMI debenture of $7.8 million. As of June 30, 2016, we had $124.9 million of cash and cash equivalents on hand.
For the year ended December 31, 2016, we experienced a net increase in cash and cash equivalents in the amount of $54.5 million. During that period, our operating activities used $23.1 million in cash, consisting primarily of new portfolio investments of $319.5 million, partially offset by repayments received from portfolio companies and proceeds from the sales of investments totaling $236.7 million. In addition, financing activities provided cash of $77.7 million, consisting primarily of proceeds from the public stock offering of $129.1 million and borrowings under SBA-guaranteed debentures of $32.8 million, partially offset by cash dividends paid in the amount of $66.5 million, the repayment of our SBA-guaranteed Low or Moderate

Income, or LMI, debenture of $7.8 million and net repayments under the Credit Facility of $4.4 million. At December 31, 2016, we had $107.1 million of cash and cash equivalents on hand.
For the year ended December 31, 2015, we experienced a net decrease in cash and cash equivalents in the amount of $26.1 million. During that period, our operating activities used $31.2 million in cash, consisting primarily of new portfolio investments of $453.9 million, partially offset by repayments received from portfolio companies and proceeds from the sales of investments totaling $343.3 million. In addition, financing activities provided cash of $5.1 million, consisting primarily of net borrowings under our credit facility of $71.0 million and proceeds from the March 2022 Notes offering of $83.4 million, partially offset by redemption of the 2019 Notes of $69.0 million and cash dividends paid in the amount of $74.8 million. At December 31, 2015, we had $52.6 million of cash and cash equivalents on hand.
For the year ended December 31, 2014, we experienced a net decrease in cash and cash equivalents in the amount of $54.5 million. During that period, our operating activities used $188.3 million in cash, consisting primarily of new portfolio investments of $474.6 million, partially offset by repayments received from portfolio companies and proceeds from the sales of investments totaling $222.0 million. In addition, financing activities provided cash of $133.8 million, consisting primarily of proceeds from a public offering of common stock of $127.7 million, borrowings under SBA-guaranteed debentures of $31.3 million and net borrowings under our $165.0 million senior secured credit facility entered into in June 2013, or the Prior Facility, of $52.5 million, offset by cash dividends paid in the amount of $74.3 million. At December 31, 2014, we had $78.8 million of cash and cash equivalents on hand.
Financing Transactions
Due to Triangle SBIC’s, Triangle SBIC II's and Triangle SBIC III’s status as licensed SBICs, Triangle SBIC, Triangle SBIC II and Triangle SBIC III have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA up to two times (and in certain cases, up to three times) the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million and by a group of SBICs under common control is $350.0 million, subject to SBA approval. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be prepaid at any time, without penalty. As a result of its guarantee of our SBA-guaranteed debentures, the SBA has fixed-dollar claims on the assets of Triangle SBIC, Triangle SBIC II and Triangle SBIC III that are superior to the claims of our security holders.
As of June 30, 2017, Triangle SBIC had issued the maximum $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. In addition to the one-time 1.0% fee on the total commitment from the SBA, we also pay a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA-guaranteed debentures as of June 30, 2017 was 3.90%. As of both June 30, 2017 and December 31, 2016, all SBA-guaranteed debentures were pooled.
In May 2015, we entered into the Credit Facility, which was subsequently amended in May 2017. The amendment, among other things, increased commitments from $300.0 million to $435.0 million and extended the maturity by two years. The revolving period of the Credit Facility ends April 30, 2021 followed by a one-year amortization period with a final maturity date of April 30, 2022. We have the ability to borrow in both United States dollars as well as foreign currencies under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by our assets, excluding the assets of our wholly-owned SBIC subsidiaries.
Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable base rate plus 1.75% (or 1.50% if we receive an investment grade credit rating), (ii) the applicable LIBOR rate plus 2.75% (or 2.50% if we receive an investment grade credit rating) or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75% (or 2.50% if we receive an investment grade credit rating). The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR plus 2.0%. The applicable LIBOR rate depends on the term of the draw under the Credit Facility. We pay a commitment fee of 1.00% per annum on undrawn amounts if the used portion of the Credit Facility is less than or equal to 25.0% of total commitments, or 0.375% per annum on undrawn amounts if the used portion of the Credit Facility is greater than 25.0% of total commitments.
As of June 30, 2017, we had United States dollar borrowings of $103.3 million outstanding under the Credit Facility with an interest rate of 3.81% and non-United States dollar borrowings denominated in Canadian dollars of $28.6 million ($22.0 million in United States dollars) outstanding under the Credit Facility with a weighted average interest rate of 3.65%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Credit Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Unaudited Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond our control and cannot be predicted.
The Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining a minimum consolidated tangible net worth, (iii) maintaining a minimum asset coverage ratio and (iv) maintaining our status as a RIC and as a BDC. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse effect. The Credit Facility also permits Branch Banking and Trust Company, the administrative agent, to select an independent third-party valuation firm to determine valuations of certain portfolio investments for purposes of borrowing base provisions. In connection with the Credit Facility, we also entered into collateral documents. As of June 30, 2017, we were in compliance with all covenants of the Credit Facility.
In October 2012, we issued $70.0 million of unsecured notes due December 2022, or the December 2022 Notes, and in November 2012, we issued $10.5 million of December 2022 Notes pursuant to the exercise of an over-allotment option. The December 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2015. The December 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012.
In February 2015, we issued $86.3 million of unsecured notes due March 2022, or the March 2022 Notes. The March 2022 Notes mature on March 15, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after March 15, 2018. The March 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2015. The net proceeds from the sale of the March 2022 Notes, after underwriting discounts and offering expenses, were $83.4 million.
The indenture and related supplements thereto relating to the December 2022 Notes and the March 2022 Notes contain certain covenants, including but not limited to (i) a requirement that we comply with the asset coverage requirement of the 1940 Act or any successor provisions, after giving effect to any exemptive relief granted to us by the SEC, (ii) a requirement that we will not declare any cash dividend, or declare any other cash distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to us by the SEC, and (iii) a requirement that we provide financial information to the holders of the notes and the trustee under the indenture if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. As of June 30, 2017 and December 31, 2016, we were in compliance with all covenants of the December 2022 Notes and the March 2022 Notes.
Distributions to Stockholders
We have elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended, or the Code, and intend to make the required distributions to our stockholders as specified therein. In order to maintain our tax treatment as a RIC and to obtain RIC tax benefits, we must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then we are generally required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We have historically met our minimum distribution requirements and continually monitor our distribution requirements with the goal of ensuring compliance with the Code. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and our ability to make distributions will be limited by the asset coverage requirement and related provisions under the 1940 Act and contained in the indenture and related supplements governing the December 2022 Notes and the March 2022 Notes.
The minimum distribution requirements applicable to RICs require us to distribute to our stockholders each year at least 90% of our investment company taxable income, or ICTI, as defined by the Code. Depending on the level of ICTI earned in a tax year, we may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such excess. Any such carryover ICTI must be distributed before the end of the next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We may be required to recognize ICTI in certain circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in ICTI other amounts that we have not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in our ICTI for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
Recent Developments
In July 2017, we invested $10.0 million in a debt security of IDERA, Inc. Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 9.0% per annum.
In July 2017, we invested $11.0 million in debt and equity securities of HemaSource, Inc. Under the terms of the investment, the debt security bears interest at a rate of 11.0% per annum.
In July 2017, we increased our commitments under the Credit Facility from $435.0 million to $465.0 million using the accordion feature of the Credit Facility. Following the increase, the Credit Facility has current commitments of $465.0 million supported by 14 financial institutions, with the continued ability to increase the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants.
Critical Accounting Policies and Use of Estimates
The preparation of our unaudited financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.
Investment Valuation
The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have a valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. Our valuation policy and processes were established by our management with the assistance of certain third-party advisors and were approved by the Board. Under ASC Topic 820, there are three levels of valuation inputs, as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
Our investment portfolio is primarily comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, we determine the fair value of our investments in good faith primarily using Level 3 inputs. In certain cases, quoted prices or other observable inputs may exist, and if so, we assess the appropriateness of the use of these third-party quotes in determining fair value based on (i) our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer and (ii) the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company.
Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized as Level 3 investments within the tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
Our valuation process is led by our executive officers. The valuation process begins with a quarterly review of each investment in our investment portfolio by our executive officers and our investment committee. Valuations of each portfolio security are then prepared by our investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under our valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer. Generally, any investment that is valued below cost is subjected to review by one of our executive officers. After the peer review is complete, we engage two independent valuation firms, including Duff & Phelps, LLC, collectively referred to as the Valuation Firms, to provide third-party reviews of certain investments, as described further below. Finally, the Board has the responsibility for reviewing and approving, in good faith, the fair value of our investments in accordance with the 1940 Act.
The Valuation Firms provide third-party valuation consulting services to us which consist of certain limited procedures that we identified and requested the Valuation Firms to perform, which we refer to herein as the Procedures. The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
The total number of investments and the percentage of our investment portfolio on which the Procedures were performed are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2014	15	25%
June 30, 2014	15	31%
September 30, 2014	18	29%
December 31, 2014	16	24%
March 31, 2015	16	28%
June 30, 2015	15	26%
September 30, 2015	22	34%
December 31, 2015	17	28%
March 31, 2016	18	27%
June 30, 2016	19	30%
September 30, 2016	19	33%
December 31, 2016	20	33%
March 31, 2017	18	30%
June 30, 2017	20	29%

(1)	Exclusive of the fair value of new investments made during the quarter.

Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. The Board is ultimately responsible for determining the fair value of our investments in good faith.
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For our portfolio securities, fair value is generally the amount that we might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if we do not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which we invest are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless we have the ability to control such a transaction, the assumed principal market for our securities is a hypothetical secondary market. The Level 3 inputs to our valuation process reflect management’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), we estimate fair value using an “Enterprise Value Waterfall” valuation model. We estimate the enterprise value of a portfolio company and then allocate the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the model assumes that any outstanding debt or other securities that are senior to our equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach in cases where we do not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, we primarily use a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, we consider other factors, including but not limited to (i) offers from third parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when management believes there are comparable companies that are publicly traded, we perform a review of these publicly traded companies and the market multiple of their equity securities. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company's assets in our estimation of enterprise value.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted, or Adjusted EBITDA, or revenues. Such inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, we utilize the most recent portfolio company financial statements and forecasts available as of the valuation date. Management also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities;

•	pending public offering of common stock by the issuer of the security;

•	special reports prepared by analysts; and

•	any other factors we deem pertinent with respect to a particular investment.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Enterprise Value Waterfall model remain constant, any increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, we utilize an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, we use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
We consider the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develop an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment, which we refer to herein as the Required Rate of Return. The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from management’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where we determine that the Required Rate of Return is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security would result in a lower (higher) fair value for that security. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Adjusted EBITDA input for a particular debt security would result in a higher (lower) fair value for that security.
The fair value of our royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of our valuation process.
Revenue Recognition
Interest and Dividend Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The cessation of recognition of such interest will negatively impact the reported fair value of the investment. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

We may have to include in our ICTI interest income, including original issue discount income, from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements to maintain our RIC tax treatment, even though we will not have received and may not ever receive any corresponding cash amount. Additionally, any loss recognized by us for U.S. federal income tax purposes on previously accrued interest income will be treated as a capital loss.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan, or Loan Origination Fees, are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of our business, we receive certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver and amendment fees, and are recorded as investment income when earned
Fee income for the three and six months ended June 30, 2017 and 2016 was as follows:

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Recurring Fee Income:
Amortization of loan origination fees	$611,295	$528,718	$1,230,495	$1,085,958
Management, valuation and other fees	255,431	226,167	457,391	418,295
Total Recurring Fee Income	866,726	754,885	1,687,886	1,504,253
Non-Recurring Fee Income:
Prepayment fees	15,270	873,886	731,403	1,488,357
Acceleration of unamortized loan origination fees	273,445	886,903	1,003,654	1,464,665
Loan amendment fees	65,000	7,770	115,000	17,770
Other fees	9,000	255,899	9,000	338,199
Total Non-Recurring Fee Income	362,715	2,024,458	1,859,057	3,308,991
Total Fee Income	$1,229,441	$2,779,343	$3,546,943	$4,813,244
Fee income for the years ended December 31, 2016, 2015 and 2014 was as follows:

	Years Ended December 31,
	2016	2015	2014
Recurring Fee Income:
Amortization of loan origination fees	$2,161,711	$2,061,004	$1,966,101
Management, valuation and other fees	1,024,213	895,677	773,750
Total Recurring Fee Income	3,185,924	2,956,681	2,739,851
Non-Recurring Fee Income:
Prepayment fees	1,903,251	4,344,705	1,694,570
Acceleration of unamortized loan origination fees	2,406,688	4,104,485	1,854,415
Advisory and structuring fees	200,000	578,162	500,000
Loan amendment fees	277,396	469,357	804,240
Other fees	412,606	391,538	187,948
Total Non-Recurring Fee Income	5,199,941	9,888,247	5,041,173
Total Fee Income	$8,385,865	$12,844,928	$7,781,024

Payment-in-Kind (PIK) Interest Income
We currently hold, and we expect to hold in the future, some loans in our portfolio that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is periodically added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is a non-cash source of income at the time of recognition, is included in our taxable income and therefore affects the amount we are required to distribute to our stockholders to maintain our tax treatment as a RIC for U.S. federal income tax purposes, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
We may have to include in our ICTI, PIK interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount.

Quantitative and Qualitative Disclosures About Market Risk.
We are subject to market risk. Market risk includes risks that arise from changes in interest rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies we invest in; conditions affecting the general economy; overall market changes; legislative reform; local, regional, national or global political, social or economic instability; and interest rate fluctuations.
In addition, we are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our net investment income is affected by fluctuations in various interest rates, including LIBOR, Canadian Dealer Offered Rate and prime rates. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of June 30, 2017, we were not a party to any hedging arrangements.
As of June 30, 2017, 57.9%, or $641.9 million (at cost), of our debt portfolio investments bore interest at fixed rates and 42.1%, or $466.1 million (at cost), of our debt portfolio investments bore interest at variable rates, which generally are LIBOR-based, and many of which are subject to certain floors. A hypothetical 200 basis point increase or decrease in the interest rates on our variable-rate debt investments could increase or decrease, as applicable, our investment income by a maximum of $9.3 million on an annual basis. All of our SBA-guaranteed debentures, our December 2022 Notes and our March 2022 Notes bear interest at fixed rates. Our Credit Facility bears interest, subject to our election, on a per annum basis equal to (i) the applicable base rate plus 1.75% (or 1.50% if we receive an investment grade credit rating), (ii) the applicable LIBOR rate plus 2.75% (or 2.50% if we receive an investment grade credit rating), or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75% (or 2.50% if we receive an investment grade credit rating). The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR plus 2.0%. The applicable LIBOR rate depends on the term of the draw under the Credit Facility. We pay a commitment fee of 1.00% per annum on undrawn amounts if the used portion of the facility is less than or equal to 25.0% of total commitments, or 0.375% per annum on undrawn amounts if the used portion of the facility is greater than 25.0% of total commitments.
Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

We may also have exposure to foreign currencies (currently the Canadian dollar) related to certain investments. Such investments are translated into United States dollars based on the spot rate at each balance sheet date, exposing us to movements in the exchange rate. In order to reduce our exposure to fluctuations in exchange rates, we generally borrow in Canadian dollars under our Credit Facility to finance such investments. As of June 30, 2017, we had non-United States dollar borrowings denominated in Canadian dollars of $28.6 million ($22.0 million United States dollars) outstanding under the Credit Facility with a weighted average interest rate of 3.65%.
Related Party Transactions
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company.
During each of the three months ended June 30, 2017 and 2016, we received management fees from SRC Worldwide, Inc., a 100%-owned portfolio company, of $100,000. During each of the six months ended June 30, 2017 and 2016, we received management fees from SRC Worldwide, Inc. of $200,000. These fees were recognized as fee income in our Unaudited Consolidated Statements of Operations.
During each of the years ended December 31, 2016 and 2015, we received management and other fees totaling $0.4 million from SRC Worldwide, Inc. In addition, during the year ended December 31, 2016, we recognized $0.3 million as dividend income from SRC Worldwide, Inc. During the year ended December 31, 2014, we received management and other fees totaling $0.9 million from SRC Worldwide, Inc.

Off-Balance Sheet Arrangements
In the normal course of business, we are party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to our portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The balances of unused commitments to extend financing as of June 30, 2017 and December 31, 2016 were as follows:

Portfolio Company	Investment Type	June 30, 2017	December 31, 2016
Baker Hill Acquisition, LLC	Delayed Draw Term Loan	$500,000	$—
Cafe Enterprises, Inc.	Second Lien Debt	750,000	—
DPII Holdings LLC	Guaranty	576,925	576,925
DLC Acquisition, LLC	Revolver	1,800,000	3,000,000
Eckler's Holdings, Inc.	Equity Investment	1,000,000	—
Halo Branded Solutions, Inc.	Delayed Draw Term Loan	3,250,000	3,250,000
HKW Capital Partners IV, L.P.	Private Equity	121,608	530,032
Lakeview Health Acquisition Company	Revolver	1,387,367	1,387,367
Native Maine Operations	Revolver	1,000,000	—
Nautic Partners VII, LP	Private Equity	532,532	642,172
Nomacorc, LLC	Equity Investment	841,450	849,362
Orchid Underwriters Agency, LLC	Delayed Draw Term Loan	800,000	8,400,000
Orchid Underwriters Agency, LLC	Revolver	—	5,000,000
SCA Pharmaceuticals, LLC	Delayed Draw Term Loan	—	12,000,000
Schweiger Dermatology Group, LLC	Delayed Draw Term Loan	10,000,000	—
SCUF Gaming, Inc.	Revolver	2,000,000	3,500,000
Smile Brands, Inc.	Equity Investment	1,000,000	1,000,000
Smile Brands, Inc.	Delayed Draw Term Loan	18,826,531	18,826,531
SPC Partners V, LP	Private Equity	290,631	522,881
SPC Partners VI, LP	Private Equity	3,000,000	3,000,000
TCFI Merlin LLC and TCFI CSG LLC	Revolver	500,000	—
Team Waste, LLC	Equity Investment	—	900,000
TGaS Advisors, LLC	Revolver	2,000,000	2,000,000
YummyEarth Inc.	Delayed Draw Term Loan	1,500,000	1,500,000
Total unused commitments to extend financing		$51,677,044	$66,885,270

Contractual Obligations
As of December 31, 2016, our future fixed commitments for cash payments were as follows:

	Total	2017	2018-2019	2020-2021	2022-Future
SBA-guaranteed debentures payable	$250,000,000	$—	$22,000,000	$133,890,000	$94,110,000
Interest due on SBA-guaranteed debentures payable	51,842,434	9,702,306	18,910,596	13,782,127	9,447,405
Credit Facility borrowings	127,011,475	—	50,804,590	76,206,885	—
Interest and fees on Credit Facility(1)	15,109,083	5,116,528	9,331,103	661,452	—
Unused commitments to extend financing	66,308,345	66,308,345	—	—	—
Notes	166,750,000	—	—	—	166,750,000
Interest on Notes	70,288,360	10,630,313	21,260,625	21,260,625	17,136,797
Operating lease payments(2)	1,049,179	425,971	623,208	—	—
Total	$748,358,876	$92,183,463	$122,930,122	$245,801,089	$287,444,202

(1)
Amounts represent (i) unused credit facility fees calculated at a rate of 0.375% of the unused amount, which was $173.0 million as of December 31, 2016, (ii) interest expense calculated at a rate of 3.416% of outstanding credit facility borrowings, which were approximately $127.0 million as of December 31, 2016 and (iii) annual fees of the credit facility administrative agent.

(2)
We lease our corporate office facility under an operating lease that terminates on May 31, 2019. We believe that our existing facilities will be adequate to meet our needs through 2017, and that we will be able to obtain additional space when, where and as needed on acceptable terms.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of June 30, 2017, December 31, 2016 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage per Unit(b)	Involuntary Liquidating Preference per Unit(c)	Average Market Value per Unit(d)
	($'s in thousands)
2019 Notes
2012	$69,000	$11,311	—	$25.92
2013	69,000	11,591	—	25.99
2014	69,000	14,025	—	25.74
December 2022 Notes
2012	80,500	9,695	—	25.03
2013	80,500	9,935	—	24.94
2014	80,500	12,021	—	25.05
2015	80,500	12,701	—	25.23
2016	80,500	14,240	—	25.15
June 30, 2017 (unaudited)(f)	80,500	15,431	—	25.51
March 2022 Notes
2015	86,250	11,854	—	25.46
2016	86,250	13,291	—	25.58
June 30, 2017 (unaudited)(f)	86,250	14,402	—	25.85
SBA-guaranteed debentures payable(e)
2003	—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A
2009	121,910	2,059	—	N/A
2010	202,465	1,891	—	N/A
2011	224,238	2,558	—	N/A
2012	213,605	3,654	—	N/A
2013	193,285	4,138	—	N/A
2014	224,780	4,305	—	N/A
2015	224,968	4,545	—	N/A
2016	250,000	4,585	—	N/A
June 30, 2017 (unaudited)(f)	250,000	4,969	—	N/A
Credit Facility
2011	15,000	38,235	—	N/A
2012	—	—	—	N/A
2013	11,221	71,275	—	N/A
2014	62,620	15,454	—	N/A
2015	131,257	7,789	—	N/A
2016	127,011	9,025	—	N/A
June 30, 2017 (unaudited)(f)	125,315	9,913	—	N/A
Total Senior Securities
2003	—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A
2009	121,910	2,059	—	N/A
2010	202,465	1,891	—	N/A
2011	239,238	2,397	—	N/A
2012	363,105	1,580	—	N/A
2013	354,006	2,259	—	N/A
2014	436,900	2,215	—	N/A
2015	522,975	1,955	—	N/A
2016	543,761	2,108	—	N/A
June 30, 2017 (unaudited)(f)	542,065	2,292	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(d)
Average market value per unit for our 2019 Notes, our December 2022 Notes and our March 2022 Notes represent the average of the daily closing prices as reported on the NYSE for each security during 2012, 2013, 2014, 2015, 2016 and 2017, as applicable. Average market value per unit for our SBA-guaranteed debentures payable and our Credit Facility are not applicable because these senior securities are not registered for public trading.

(e)	We have obtained exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures payable from the 200% asset coverage test under the 1940 Act.

(f)	Subsequent to June 30, 2017, we borrowed an additional $23.0 million and repaid $8.1 million under our Credit Facility.

BUSINESS
Triangle Capital Corporation is a Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed BDC under the 1940 Act. We are a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. We define lower middle market companies as those having annual revenues between $10.0 million and $250.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity-related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, we generally invest in one or more equity instruments of the borrower, such as direct preferred or common equity interests. We generally invest in securities that would be rated below investment grade if they were rated. Such below investment grade securities are often referred to as "high yield" or "junk."
We focus on investments in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $300.0 million and annual EBITDA between $5.0 million and $75.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
Our investments generally range from $5.0 million to $50.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We operate Triangle SBIC, Triangle SBIC II and Triangle SBIC III as SBICs and utilize the proceeds from the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of June 30, 2017, we had investments in 93 portfolio companies with an aggregate cost of approximately $1.3 billion.
Our Business Strategy
We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity-related investments by:

•
Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•
Focusing on Underserved Markets.    The lower middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and more liquid capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•
Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•
Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of the lower middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•
Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•
Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    The licenses of Triangle SBIC, Triangle SBIC II and Triangle SBIC III to do business as SBICs allow them (subject to availability and continued regulatory compliance) to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net investment income beyond the levels achievable by other BDCs utilizing traditional leverage.

•
Financing Our Investment Portfolio with Long-Term Capital.   In addition to proceeds from sales of shares of our common stock and proceeds from issuance of SBA-guaranteed debentures by our SBIC subsidiaries, we have outstanding unsecured notes with original terms of seven to ten years.

•
Maintaining Portfolio Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. Notwithstanding our intent to invest across a variety of industries, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

Investment Criteria
We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•
Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We generally do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•
Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is essential to the long-term success of the portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•
Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•
Varied Customer and Supplier Bases.    We prefer to invest in companies that have varied customer and supplier bases. Companies with varied customer and supplier bases are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•
Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments
Debt Investments
We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protections, change of control provisions and put rights. We typically include a prepayment penalty structure to enhance our potential total return on our investments.
We invest in senior and subordinated notes of privately held companies, generally secured by security interests in portfolio company assets. Our senior and subordinated debt investments generally have terms of three to seven years, do not have scheduled amortization and are due at maturity. Our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 350 basis points to LIBOR plus 950 basis points per annum. In addition, our subordinated debt investments generally provide for fixed interest rates between 10.0% and 15.0% per annum. Our subordinated debt investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind, or PIK, interest. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest as such income is taxable in the year accrued, and we may have to borrow money or raise additional capital in order to meet the requirement of generally having to pay out at least 90.0% of our taxable income to continue to qualify for tax treatment as a RIC for U.S. federal income tax purposes. At June 30, 2017, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was approximately 11.4%, the weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 10.0% and the weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 9.4%.
An SBIC may make investments in the form of loans, debt securities, which include an equity feature, or equity only securities. Loans and debt securities must be issued for a term of not less than one year (except for bridge loans in anticipation of a permanent financing in which the SBIC intends to participate, or to protect its prior investment) and must have amortization not exceeding “straight line.” The permissible interest rate on loans is the higher of (i) 19% or (ii) 11% over the higher of the SBIC’s weighted cost of debenture leverage or the current debenture rate. For debt securities, the permitted rate is the higher of (i) 14% or (ii) 6% over the higher of the SBIC’s weighted cost of debenture leverage or the current debenture rate. If a financing is in default, these maximums may increase by up to 7%. SBA Regulations define an SBIC’s weighted cost of debenture leverage and describe the permitted rate when more than one SBIC participates in the financing.
Equity Investments
We may acquire equity interests in portfolio companies. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.
Investment Committees
Triangle Capital Corporation has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Capital Corporation or any of its subsidiaries, other than investments made by Triangle SBIC, Triangle SBIC II and Triangle SBIC III. The members of the Triangle Capital Corporation investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of Triangle SBIC’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC II has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC II. The members of Triangle SBIC II’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC III has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC III. The members of Triangle SBIC III’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committees for each of Triangle Capital Corporation, Triangle SBIC, Triangle SBIC II and Triangle SBIC III.

Investment Process
Our investment committee meets once a week and also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination
The origination process for our investments is overseen by the Company's Chief Origination Officer and includes sourcing, screening, preliminary due diligence, transaction structuring and negotiation. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.
If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	a comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	the competitive landscape surrounding the potential investment;

•	strengths and weaknesses of the potential investment’s business strategy and industry;

•	results of a broad qualitative analysis of the company’s management team, products or services, market position, market dynamics and customers and suppliers; and

•	potential investment structures, certain financing ratios and investment pricing terms.

If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum, which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.
Due Diligence and Underwriting
Our due diligence on a prospective investment is completed by a minimum of three investment professionals, which we refer to as the underwriting team. The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, evaluations of management and background checks, third-party accounting reports and review of any material contracts.
In most circumstances, we utilize outside experts to review the legal affairs and accounting systems of a prospective portfolio company. Where appropriate, we also engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analysis and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.
Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers, contracts and suppliers, third-party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financial statements, and potential capitalization and ownership.
Approval
The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment by the affirmative vote from a majority of the investment committee members. In addition, all proposed investments must be approved by the Company's Chief Origination Officer, or, in the case of proposed investments presented by the Chief Origination Officer, the Company's Chief Credit Officer. Upon receipt of transaction approval, the underwriting team proceeds to document the transaction.
Documentation and Closing
The underwriting team is responsible for all documentation related to investment closings, with oversight of the documentation and closing phase overseen by the Company's Chief Administrative Officer. The Chief Administrative Officer has final approval on all investment legal documentation in order to ensure consistency with the Company's documentation practices. In addition, we rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.
Portfolio Management and Investment Monitoring
Our portfolio management and investment monitoring processes are overseen by the Company's Chief Credit Officer. Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	monthly and quarterly reviews of actual financial performance versus the corresponding period of the prior year and financial projections;

•	monthly and quarterly monitoring of all financial and other covenants;

•	reviews of senior lender loan compliance certificates, where applicable;

•	quarterly reviews of operating results and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	periodic face-to-face meetings with management teams and financial sponsors of portfolio companies; and

•	attendance at portfolio company board meetings through board seats or observation rights.
In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake to monitor more closely the affected portfolio company. The level of monitoring of an investment is determined by a number of factors, including, but not limited to, trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.
We also monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to have annual financial audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of the portfolio company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.
Valuation Process and Determination of Net Asset Value
The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have a valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. Our valuation policy and processes were established by our management with the assistance of certain third-party advisors and were approved by the Board. Under ASC Topic 820, there are three levels of valuation inputs, as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
Our investment portfolio is primarily comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, we determine the fair value of our investments in good faith primarily using Level 3 inputs. In certain cases, quoted prices or other observable inputs may exist, and if so, we assess the appropriateness of the use of these third-party quotes in determining fair value based on (i) our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer and (ii) the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company.
Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized as Level 3 investments within the tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business and Structure — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”

Our valuation process is led by our executive officers. The valuation process begins with a quarterly review of each investment in our investment portfolio by our executive officers and our investment committee. Valuations of each portfolio security are then prepared by our investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under our valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer. Generally, any investment that is valued below cost is subjected to review by one of our executive officers. After the peer review is complete, we engage two independent valuation firms, including Duff & Phelps, LLC, collectively referred to as the "Valuation Firms," to provide third-party reviews of certain investments, as described further below. In addition, all investment valuations are provided to our independent registered public accounting firm in connection with quarterly review procedures and the annual audit of our financial statements. Finally, the Board of Directors has the responsibility for reviewing and approving, in good faith, the fair value of our investments in accordance with the 1940 Act.
The Valuation Firms provide third-party valuation consulting services to us which consist of certain limited procedures that we identified and requested the Valuation Firms to perform, which we refer to herein as the Procedures. The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Upon completion of the Procedures, the Valuation Firms reach a conclusion as to whether, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appear reasonable. Our Board of Directors is ultimately responsible for determining the fair value of our investments in good faith. For a further discussion of the Valuation Firms’ Procedures, see the section entitled “Investment Valuation” included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For our portfolio securities, fair value is generally the amount that we might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if we do not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which we invest are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless we have the ability to control such a transaction, the assumed principal market for our securities is a hypothetical secondary market. The Level 3 inputs to our valuation process reflect management’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), we estimate fair value using an “Enterprise Value Waterfall” valuation model. We estimate the enterprise value of a portfolio company and then allocate the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the model assumes that any outstanding debt or other securities that are senior to our equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach in cases where we do not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, we primarily use a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. In addition, we consider other factors, including but not limited to (i) offers from third parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when management believes there are comparable companies that are publicly traded, we perform a review of these publicly traded companies and the market multiple of their equity securities. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company's assets in our estimation of enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which is generally either Adjusted EBITDA or revenues. Such inputs can be based on historical operating results, projections of future operating results, or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, we utilize the most recent portfolio company financial statements and forecasts available as of the valuation date. Management also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities;

•	pending public offering of common stock by the issuer of the security;

•	special reports prepared by analysts; and

•	any other factors we deem pertinent with respect to a particular investment.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Enterprise Value Waterfall model remain constant, any increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, we utilize an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, we use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
We consider the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develop an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment, which we refer to herein as the Required Rate of Return. The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from management’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where we determine that the Required Rate of Return is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.

Fair value measurements using the Income Approach model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security would result in a lower (higher) fair value for that security. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Adjusted EBITDA input for a particular debt security would result in a higher (lower) fair value for that security.
The fair value of our royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of our valuation process.
Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.
Quarterly Net Asset Value Determination
We determine the net asset value per share of our common stock on at least a quarterly basis, and more frequently if we are required to do so pursuant to an equity offering or pursuant to federal laws and regulations. The net asset value per share is equal to the value of our total assets minus total liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.
Managerial Assistance
As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We generally receive fees for these services.
Exit Strategies/Refinancing
While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity securities, we typically assist our portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of these exit strategies.
Competition
We compete for investments with a number of investment funds (including private equity funds, mezzanine funds and other SBICs) and BDCs, as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.
We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.
Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities”.
Employees
We currently employ twenty-eight individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.

Properties
We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 14,328 square feet of office space located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. We believe that our current facilities are adequate to meet our needs.
Legal Proceedings
Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently a party to any material pending legal proceedings.

PORTFOLIO COMPANIES
The following table sets forth certain information as of June 30, 2017 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive.

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
ACA Holdings LLC (0%)* 1400 N. Providence Rd., Suite 3055 Media, PA 19063	Security Company	Preferred Units (2,000,000 units)		$2,000,000	$—
				2,000,000	—

Access Medical Acquisition, Inc. (2%)* 6100 Blue Lagoon Dr., Suite 365 Miami, FL 33126	Operator of Primary Care Clinics	Subordinated Notes (10% Cash, 2% PIK, Due 01/22)	$13,819,514	13,611,225	13,611,225
		Class A Units (1,500,000 units)		901,026	3,382,000
			13,819,514	14,512,251	16,993,225

Aden & Anais Holdings, Inc. (0%)* 20 Jay Street, Suite 600 Brooklyn, NY 11201	Baby Products	Common Stock (20,000 shares)		2,000,000	1,512,000
				2,000,000	1,512,000

Agilex Flavors & Fragrances, Inc. (3%)* 140 Centennial Ave. Piscataway, NJ 08854	Custom Fragrance Producer	Subordinated Note (12% Cash, Due 11/21)	13,168,124	13,057,984	13,168,124
		Common Units (1,250 units)		1,250,000	7,096,000
			13,168,124	14,307,984	20,264,124

AM General, LLC (4%)* 105 N. Niles Avenue South Bend, IN 46617	Defense Manufacturing	Senior Note (8.3% Cash, Due 12/21)	9,500,000	9,362,397	9,455,000
		Second Lien Term Note (12.8% Cash, Due 06/22)	20,000,000	19,439,081	19,736,000
			29,500,000	28,801,478	29,191,000

Avantor Performance Materials Holdings, LLC (2%)* 3477 Corporate Parkway Center Valley, PA 18034	Life Sciences and Advanced Technologies	Second Lien Term Note (9.3% Cash, Due 03/25)	15,000,000	14,853,217	15,081,000
			15,000,000	14,853,217	15,081,000

AVL Holdings, Inc. (0%)* 7905 North Route 130 Pennsauken, NJ 08110	Manufacturer and Distributor for Independent Artists and Authors	Common Stock (138 shares)		1,300,000	1,759,000
				1,300,000	1,759,000

Baker Hill Acquisition, LLC (2%)* 12900 North Meridian, Suite 200 Carmel, IN 46032	Loan Origination Software Solutions Provider	Second Lien Term Notes (12.2% Cash, Due 03/21)	13,500,000	13,350,486	11,727,000
		Delayed Draw Term Note (12.2% Cash, Due 03/21)	1,500,000	1,500,000	1,500,000
		Limited Partnership Interest		1,498,500	155,000
			15,000,000	16,348,986	13,382,000

Cafe Enterprises, Inc. (2%)* 4324 Wade Hampton Blvd., Suite B Taylors, SC 29687	Restaurant	Second Lien Term Note (10% Cash, Due 03/19)	500,000	500,000	500,000
		Subordinated Note (7% Cash, 7% PIK, Due 09/19)(5)	14,378,444	13,999,989	10,139,000
		Series C Preferred Stock (10,000 shares)		1,000,000	—
			14,878,444	15,499,989	10,639,000

Captek Softgel International, Inc. (2%)* 16218 Arthur St. Cerritos, CA 90703	Nutraceutical Manufacturer	Subordinated Note (10% Cash, 2.5% PIK, Due 06/21)	15,582,226	15,348,620	15,348,620
		Common Stock (15,000 shares)		1,500,000	1,500,000
			15,582,226	16,848,620	16,848,620

Carolina Beverage Group, LLC (0%)* 110 Barley Park Lane Mooresville, NC 28115	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	957,000
				119,735	957,000

Centerfield Media Holding Company (0%)* 855 N. Douglas St. El Segundo, CA 90245	Digital Marketing	Common Shares (500 shares)		500,000	1,110,000
				500,000	1,110,000

CIBT Global, Inc. (1%)* 1600 International Drive, Ste. 600 McLean, VA 22102	Provider of Mobility Services	Second Lien Term Note (8.8% Cash, Due 06/25)	10,000,000	9,900,000	9,900,000
			10,000,000	9,900,000	9,900,000

Community Intervention Services, Inc. (1%)* 11612 FM 2244 Building 1, #100 Austin, TX 78738	Provider of Behavioral Health Services	Subordinated Note (7% Cash, 6% PIK, Due 01/21) (6)	19,642,239	17,732,558	10,391,000
			19,642,239	17,732,558	10,391,000

Constellis Holdings, LLC (1%)* 12018 Sunrise Valley Drive, Ste. 140 Reston, VA 20191	Provider or Security and Risk Services	Second Lien Term Note (10.2% Cash, Due 04/25)	5,000,000	4,926,558	4,926,558
			5,000,000	4,926,558	4,926,558

CPower Ultimate HoldCo, LLC (0%)* 111 Market Place, Suite 201 Baltimore, MD 21202	Demand Response Business	Units (345,542 units)		345,542	345,542
				345,542	345,542

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
CWS Holding Company, LLC (0%)* 1900 SW 44th Avenue Ocala, FL 34474	Manufacturer of Custom Windows and Sliding Doors	Class A Units (1,500,000 units)		$1,500,000	$1,927,000
				1,500,000	1,927,000

Data Source Holdings, LLC (0%)* 1400 Universal Ave. Kansas City, Missouri 64120	Print Supply Chain Management Services	Common Units (47,503 units)		1,000,000	1,027,000
				1,000,000	1,027,000

Del Real, LLC (2%)* 11041 Inland Avenue Mira Loma, CA 91752	Hispanic Refrigerated Foods Company	Subordinated Note (11% Cash, Due 04/23)	$14,000,000	13,743,172	13,743,172
		Class A Units (3,000,000 units)		3,000,000	3,477,000
			14,000,000	16,743,172	17,220,172

Dimora Brands, Inc. (2%)* 7701 Forsyth Blvd., Suite 600 St. Louis, MO 63105	Hardware Designer and Distributor	Second Lien Term Note (11.2% Cash, Due 10/23)	12,500,000	12,279,932	12,525,000
			12,500,000	12,279,932	12,525,000

DLC Acquisition, LLC (6%)* 21800 Oxnard Street, Suite 980 Woodland Hills, CA 91367	Staffing Firm	Senior Notes (10% Cash, Due 12/20)	22,250,000	22,032,962	22,032,962
		Senior Note (10% Cash, 2% PIK, Due 12/20)	17,100,429	16,926,727	16,926,727
			39,350,429	38,959,689	38,959,689

Dyno Acquiror, Inc. (1%)* 260 Franklin Street, Suite 1860 Boston, MA 02110	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (10.5% Cash, 1.5% PIK, Due 08/20)	4,628,703	4,601,457	4,601,457
		Series A Units (600,000 units)		600,000	698,000
			4,628,703	5,201,457	5,299,457

Eckler's Holdings, Inc. (1%)* 5200 S. Washington Ave. Titusville, FL 32780	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (8% Cash, 7.5% PIK, Due 03/19)(5)	12,871,305	12,582,117	9,202,000
		Common Stock (18,029 shares)		183,562	—
		Series A Preferred Stock (1,596 shares)		1,596,126	—
		Series B Preferred Stock (702 shares)		435,127	—
			12,871,305	14,796,932	9,202,000

Fridababy Holdings, LLC (3%)* 82 NE 26th Street, #101 Miami, FL 33137	Baby Products	Subordinated Notes (10.0% Cash, Due 10/21)	23,000,000	22,595,385	22,595,385
		Class B Units (4,500 units)		273,401	317,000
			23,000,000	22,868,786	22,912,385

FrontStream Holdings, LLC (2%)* 1950 Roland Clarke Place Reston, VA 20191	Payment and Donation Management Product Service Provider	Subordinated Note (13% Cash, Due 12/20)	13,375,000	13,266,643	11,804,000
		Series C-2 Preferred Shares (500 shares)		500,000	141,000
			13,375,000	13,766,643	11,945,000

Frontstreet Facility Solutions, Inc. (1%)* 608-1 Johnson Ave. Bohemia, NY 11716	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (11% Cash, 2% PIK, Due 07/18)	8,462,629	8,432,417	4,750,000
		Series A Convertible Preferred Stock (2,500 shares)		250,000	—
		Series B Convertible Preferred Stock (5,556 shares)		500,000	—
			8,462,629	9,182,417	4,750,000

Frozen Specialties, Inc. (2%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	13,951,763	13,951,763	13,951,763
			13,951,763	13,951,763	13,951,763

GST AutoLeather, Inc. (3%)* 20 Oak Hollow, Suite 300 Southfield, MI 48033	Supplier of Automotive Interior Leather	Subordinated Note (11% Cash, 2% PIK, Due 01/21)	23,364,657	23,073,507	19,275,000
			23,364,657	23,073,507	19,275,000

Halo Branded Solutions, Inc. (2%)* 1980 Industrial Drive Sterling, IL 61081	Supply Chain Services	Subordinated Notes (11% Cash, 1% PIK, Due 10/22)	10,462,805	10,257,520	10,257,520
		Class A1 Units (2,600 units)		2,600,000	3,743,000
			10,462,805	12,857,520	14,000,520

HKW Capital Partners IV, L.P. (0%)*(4) 8888 Keystone Crossing, Suite 600 Indianapolis, IN 46240	Multi-Sector Holdings	0.6% Limited Partnership Interest		987,379	1,643,000
				987,379	1,643,000

HTC Borrower, LLC (4%)* 7282 Maygan Drive Olive Branch, MS 38654	Hunting and Outdoor Products	Subordinated Notes (10% Cash, 3% PIK, Due 09/20)	26,527,346	26,281,681	26,281,681
			26,527,346	26,281,681	26,281,681

ICP Industrial, Inc. (3%)* 150 Dascomb Road Andover, MA 01810	Coatings Formulator and Manufacturer	Subordinated Note (9.7% Cash, Due 04/22)	7,500,000	7,440,138	7,440,138
		Subordinated Notes (10% Cash, 1% PIK, Due 10/22)	8,129,065	7,996,331	7,996,331
		Subordinated Notes (14% PIK, Due 10/22)	6,156,839	6,105,385	6,105,385
		Class A Units (1,289 units)		1,751,483	1,699,000
			21,785,904	23,293,337	23,240,854

Inland Pipe Rehabilitation Holding Company LLC (0%)* 350 N. Old Woodward, Ste. 100 Birmingham, MI 48009	Cleaning and Repair Services	Membership Interest Purchase Warrant (3%)		853,500	1,262,000
				853,500	1,262,000

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
IPS Structural Adhesives Holdings, Inc. (2%)* 455 W. Victoria Street Compton, CA 90220	Specialty Adhesives and Plumbing Products Manufacturer	Second Lien Term Note (10.5% Cash, Due 12/24)	$15,000,000	$14,712,356	$14,994,000
			15,000,000	14,712,356	14,994,000

Keystone Peer Review Organization, Inc. (0%)* 777 East Park Drive Harrisburg, PA 17111	Health Care - Managed Care	Second Lien Term Note (10.3% Cash, Due 05/25)	3,000,000	2,941,233	2,941,233
			3,000,000	2,941,233	2,941,233

KidKraft, Inc. (4%)* 4630 Olin Road Dallas, TX 75244	Children's Toy Manufacturer and Distributor	Second Lien Term Note (11% Cash, 1% PIK, Due 03/22)	27,806,755	27,312,088	27,312,088
			27,806,755	27,312,088	27,312,088

K-Square Restaurant Partners, LP (1%)* 1 Union Square Chattanooga, TN 37402	Restaurant	Class A Units of Limited Partnership (2,000 units)		638,260	3,317,000
				638,260	3,317,000

Lakeview Health Holdings, Inc. (3%)* 1900 Corporate Square Boulevard Jacksonville, FL 32216	Substance Abuse Treatment Service Provider	Senior Note (7.9% Cash, Due 12/21)	18,519,569	18,336,295	18,336,295
		Common Stock (2,000 shares)		2,000,000	1,342,000
			18,519,569	20,336,295	19,678,295

Lighting Retrofit International, LLC (3%)* 750 MD Route 3 South, Suite 19 Gambrills, MD 21054	Energy Services Contracting Firm	Senior Secured Term Note (10.6% Cash, Due 06/22)	18,500,000	18,176,250	18,176,250
		Series B Preferred Units (238,095 units)		300,000	300,000
			18,500,000	18,476,250	18,476,250

Media Storm, LLC (1%)* 99 Washington St. S. Norwalk, CT 06854	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	6,545,455	6,541,519	5,626,000
		Membership Units (1,216,204 units)		1,176,957	439,000
			6,545,455	7,718,476	6,065,000

MIC Holding LLC (2%)* 400 Young Ct., Unit 1 Erie, CO 80516	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	3,221,000
		Common Units (30,000 units)		30,000	8,463,000
				1,500,000	11,684,000

Micross Solutions LLC (4%)* 7725 N. Orange Blossom Trail Orlando, FL 32810	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 3% PIK, Due 06/18)	24,805,960	24,742,254	24,742,254
		Class A-2 Common Units (1,979,524 units)		2,019,693	2,266,000
			24,805,960	26,761,947	27,008,254

Motor Vehicle Software Corporation (3%)* 29219 Canwood Street, Suite 205 Agoura Hills, CA 91301	Provider of EVR Services	Subordinated Note (10% Cash, 0.5% PIK, Due 03/21)	20,296,026	20,000,623	20,000,623
		Class A Units (1,000,000 units)		1,087,460	1,450,000
			20,296,026	21,088,083	21,450,623

Nautic Partners VII, LP (0%)*(4) 50 Kennedy Plaza, 12th Floor Providence, RI 02903	Multi-Sector Holdings	0.4% Limited Partnership Interest		1,180,910	1,715,000
				1,180,910	1,715,000

Nomacorc, LLC (2%)* 400 Vintage Park Drive Zebulon, NC 27597	Synthetic Wine Cork Producer	Subordinated Note (10% Cash, 2.3% PIK, Due 07/21)	21,112,716	20,837,158	17,120,000
		Limited Partnership Interest		2,158,548	—
			21,112,716	22,995,706	17,120,000

Orchid Underwriters Agency, LLC (1%)* 1201 19th Street, Suite A-110 Vero Beach, FL 32960	Insurance Underwriter	Subordinated Note (10% Cash, 1.5% PIK, Due 03/23)	2,611,381	2,560,989	2,560,989
		Subordinated Note (13.5% PIK, Due 03/24)	935,599	917,995	917,995
		Class A Preferred Units (15,000 units)		338,158	897,000
		Class A Common Units (15,000 units)		—	1,142,000
			3,546,980	3,817,142	5,517,984

Pike Corporation (0%)* 100 Pike Way Mount Airy, NC 27030	Provider of Energy Infrastructure Solutions	Subordinated Note (9.1% Cash, Due 09/24)	1,000,000	990,237	1,005,000
			1,000,000	990,237	1,005,000

ProAmpac PG Borrower LLC (2%)* 12025 Tricon Road Cincinnati, OH 45246	Manufacturer of Flexible Packaging Products	Second Lien Term Note (9.6% Cash, Due 11/24)	15,000,000	14,784,661	15,079,000
			15,000,000	14,784,661	15,079,000

REP WWEX Acquisition Parent, LLC (2%)* 70 Jansen Ave., Ste. 202, Bldg. #3 Essington, PA 19029	Third-Party Logistics Provider	Second Lien Term Note (9.8% Cash, Due 02/25)	15,000,000	14,784,561	15,015,000
			15,000,000	14,784,561	15,015,000

RMP Group, Inc. (2%)* 1809 N. Broadway Greensburg, IN 47240	Provider of RCM Services to Hospitals and Physician Groups	Subordinated Note (10.5% Cash, 1% PIK, Due 09/22)	10,033,171	9,840,004	9,840,004
		Units (1,000 units)		1,000,000	1,000,000
			10,033,171	10,840,004	10,840,004

RockYou, Inc. (0%)* 303 2nd St. South Tower, Ste. 600 San Francisco, CA 94107	Mobile Game Advertising Network	Common Stock (67,585 shares)		111,000	111,000
				111,000	111,000

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Rotolo Consultants, Inc. (1%)* 894 Robert Blvd. Slidell, LA 70458	Landscape Services	Subordinated Note (11% Cash, 3% PIK, Due 08/21)	$7,516,932	$7,404,497	$7,404,497
		Series A Preferred Units (39 units)		3,654,253	2,738,000
			7,516,932	11,058,750	10,142,497

SCA Pharmaceuticals, LLC (1%)* 8821 Knoedl Court Little Rock, AR 72205	Provider of Pharmaceutical Products	Subordinated Note (10.2% Cash, Due 12/20)	6,500,000	6,383,583	6,383,583
			6,500,000	6,383,583	6,383,583

Schweiger Dermatology Group, LLC (3%)* 156 West 56th Street, Suite 1003 New York, NY 10019	Provider of Dermatology Services	Senior Notes (9.7% Cash, Due 06/22)	20,000,000	19,625,000	19,625,000
			20,000,000	19,625,000	19,625,000

SCUF Gaming, Inc. (4%)* 3970 Johns Creek Court, # 325 Suwanee, GA 30024	Gaming Controller Manufacturer	Senior Notes (9.6% Cash, Due 12/21)	25,008,000	24,547,965	24,547,965
		Revolver Loan (9.6% Cash, Due 06/18)	1,500,000	1,500,000	1,500,000
		Common Stock (27,112 shares)		742,000	742,000
			26,508,000	26,789,965	26,789,965

Smile Brands, Inc. (3%)* 100 Spectrum Center Dr., Ste. 1500 Irvine, CA 92618	Dental Service Organization	Subordinated Notes (10% Cash, 2% PIK, Due 02/23)	22,567,750	22,162,157	22,162,157
		Class A Units (3,000 units)		3,000,000	2,081,000
			22,567,750	25,162,157	24,243,157

SPC Partners V, LP (0%)*(4) 100 Spear Street, Suite 1900 San Francisco, CA 94105	Multi-Sector Holdings	0.7% Limited Partnership Interest		2,155,116	2,309,000
				2,155,116	2,309,000

Specialized Desanders, Inc. (2%)*(4) #111, 3355 - 114 Ave SE Calgary, Alberta T2Z 0K7	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Note (12% Cash, 2% PIK, Due 03/20)	16,110,042	15,993,111	12,969,054
		Class C Partnership Units (2,000,000 units)		1,937,421	3,376,000
			16,110,042	17,930,532	16,345,054

Tate's Bake Shop (2%)* 62 Pine Street East Moriches, NY 11940	Producer of Baked Goods	Subordinated Note (10% Cash, 3% PIK, Due 02/20)	10,900,018	10,786,521	10,786,521
		Limited Partnership Interest		925,000	1,503,000
			10,900,018	11,711,521	12,289,521

Tax Advisors Group, LLC (2%)* 12400 Coit Road, Suite 1270 Dallas TX 75251	Tax Advisory Services	Subordinated Note (10% Cash, 2% PIK, Due 12/22)	12,403,444	12,155,444	12,155,444
		Class A Units (386 units)		1,458,824	1,458,824
			12,403,444	13,614,268	13,614,268

TCFI Merlin LLC ("Merlin") and TCFI CSG LLC ("CSG") (3%)* 13241 Bertram Park Blvd. Ste. 1913 Jacksonville, FL 32258	Specialty Staffing Service Provider	Senior Notes (9.6% Cash Due 09/19)	20,716,726	20,421,314	20,421,314
		Limited Partnership Units - Merlin (500,500 units)		285,485	286,000
		Class A Units - CSG (100,000 units)		100,000	255,000
			20,716,726	20,806,799	20,962,314

The Cook & Boardman Group, LLC (2%)* 3916 Westpoint Blvd. Winston-Salem, NC 27103	Distributor of Doors and Related Products	Subordinated Note (10% Cash, 2.5% PIK, Due 03/20)	15,027,441	14,868,544	14,868,544
		Class A Units (1,400,000 units)		1,400,000	2,602,000
			15,027,441	16,268,544	17,470,544

Tosca Services, LLC (4%)* 303 Peachtree Center Ave., Ste 110 Atlanta, GA 30303	Perishable Food Supply Chain Management	Senior Note (10.6% Cash, Due 12/20)	28,754,237	28,474,635	28,474,635
			28,754,237	28,474,635	28,474,635

Trademark Global LLC (2%)* 7951 West Erie Avenue Lorain, OH 44053	Supplier to Mass Market Internet Retail	Subordinated Note (10% Cash, 1.3% PIK, Due 04/23)	14,800,000	14,596,961	14,596,961
		Class A Units (1,500,000 units)		1,500,000	1,792,000
		Class B Units (1,500,000 units)		—	—
			14,800,000	16,096,961	16,388,961

Travelpro Products, Inc. ("Travelpro") and TP - Holiday Group Limited ("TP") (3%)* PO Box 810755 Boca Raton, FL 33481-0755	Luggage and Travel Bag Supplier	Second Lien Term Note - Travelpro (11% Cash, 2% PIK, Due 11/22)	10,228,134	10,035,036	10,035,036
		Second Lien Term Note - TP (11% Cash, 2% PIK, Due 11/22)(4)	9,058,027	8,884,239	8,953,300
		Common Units - Travelpro (2,000,000 units)		2,000,000	2,425,000
			19,286,161	20,919,275	21,413,336

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
United Biologics, LLC (2%)* 100 NE Loop 410, Suite 200 San Antonio, TX 78216	Allergy Immunotherapy	Senior Note (12% Cash, 2% PIK, Due 04/18)	$12,888,924	$12,888,923	$12,888,923
		Class A-1 Common Units (18,818 units)		137,324	137,000
		Class A Common Units (177,935 units)		1,999,989	832,000
		Class A-2 Common Kicker Units (444,003 units)		—	—
		Class A-1 Common Kicker Units (14,114 units)		—	—
		Class A, Class A-1, Class A-1 Kicker & Class B Unit Purchase Warrants		838,117	197,000
			12,888,924	15,864,353	14,054,923

Vantage Mobility International, LLC (4%)* 5202 S. 28th Place Phoenix, AZ 85040	Wheelchair Accessible Vehicle Manufacturer	Subordinated Notes (10.2% Cash, Due 09/21)	29,350,000	28,833,436	28,833,436
		Class A Units (1,750,000 units)		1,750,000	1,528,000
			29,350,000	30,583,436	30,361,436

Water Pik, Inc. (4%)* 1730 East Prospect Rd. Fort Collins, CO 80553	Oral Health and Shower Head Supplier	Second Lien Term Loan (9.9% Cash, Due 01/21)	29,623,962	29,313,838	29,623,962
			29,623,962	29,313,838	29,623,962

Wheel Pros Holdings, Inc. (2%)* 5347 S. Valentia Way, #200 Greenwood Village, CO 80111	Wheel/Rim and Performance Tire Distributor	Subordinated Note (11% Cash, Due 06/20)	13,822,500	13,631,284	13,631,284
		Class A Units (2,000 units)		1,954,144	2,112,000
			13,822,500	15,585,428	15,743,284

Women's Marketing, Inc. (1%)* 1221 Post Road East, Suite 201 Westport, CT 06880	Full-Service Media Organization	Subordinated Note (11% Cash, 1.5% PIK, Due 06/21)(6)	17,958,034	16,141,439	5,099,000
		Class A Common Units (16,300 units)		1,630,000	—
			17,958,034	17,771,439	5,099,000

WSO Holdings, LP (0%)* 8016 Highway 90-A Sugar Land, TX 77478	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Common Points (3,121 points)		3,089,581	3,042,000
				3,089,581	3,042,000

YummyEarth Inc. (3%)* 79 N Franklin Tpke., Suite 200 Ramsey, NJ 07446	Organic Candy Manufacturer	Senior Notes (9.7% Cash, Due 08/20)	25,750,000	25,421,323	23,728,000
		Limited Partnership Interest		3,496,500	—
			25,750,000	28,917,823	23,728,000

Subtotal Non–Control / Non–Affiliate Investments			926,521,891	986,706,846	956,156,761

Affiliate Investments:
All Metals Holding, LLC (1%)* 115 Coastline Rd. Spartanburg, SC 29301	Steel Processor and Distributor	Subordinated Note (12% Cash, 1% PIK, Due 12/21)	6,465,926	6,295,721	6,295,721
		Units (318,977 units)		793,331	732,000
			6,465,926	7,089,052	7,027,721

CIS Secure Computing Inc. (2%)* 43671 Trade Center Place, Ste. 148 Dulles, VA 20166	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 03/18)	10,809,430	10,809,430	10,809,430
		Common Stock (84 shares)		502,320	1,928,000
			10,809,430	11,311,750	12,737,430

Consolidated Lumber Holdings, LLC (0%)* 808 North 4th Street Stillwater, MN 55082	Lumber Yard Operator	Class A Units (15,000 units)		1,500,000	2,531,000
				1,500,000	2,531,000

DPII Holdings, LLC (0%)* 5665 New Northside Drive Suite 500 Atlanta, GA 30328	Satellite Communication Business	Tranche III Subordinated Note (19% PIK, Due 01/18)(6)	2,648,208	2,148,462	2,148,000
		Tranche I & II Subordinated Notes (12% Cash, 4% PIK, Due 01/18)(6)	3,820,653	2,999,169	530,000
		Class A Membership Interest (17,308 units)		1,107,692	—
			6,468,861	6,255,323	2,678,000

FCL Holding SPV, LLC (0%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Class A Interest (24,873 units)		292,000	608,000
		Class B Interest (48,427 units)		—	—
		Class C Interest (3,746 units)		—	—
				292,000	608,000

Frank Entertainment Group, LLC (2%)* 1003 W. Indiantown Road Suite 210 Jupiter, FL 33458	Movie Theatre and Family Entertainment Operator	Senior Note (10% Cash, 5.8% PIK, Due 06/18)	10,328,791	10,289,888	9,212,000
		Second Lien Term Note (10% Cash, Due 09/18)	1,200,000	1,200,000	1,026,000
		Class A Redeemable Preferred Units (196,718 units)		3,934,666	1,074,000
		Class B Redeemable Preferred Units (18,667 units)		433,334	—
		Class C Redeemable Preferred Units (25,846 units)		600,000	—
		Class A Common Units (43,077 units)		1,000,000	—
		Class A Common Warrants		632,000	—
			11,528,791	18,089,888	11,312,000

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Native Maine Operations, Inc. (3%)* 10 Bradley Drive Westbrook, ME 04092	Fresh Foodservice Distributor	Senior Notes (10.2% Cash, Due 01/22)	$18,000,000	$17,650,124	$17,650,124
		Series A Preferred Units (20,000 units)		2,000,000	2,000,000
			18,000,000	19,650,124	19,650,124

NB Products, Inc. (8%)* 2 Wilbanks Road SE Rome, GA 30161	Distributor of Work Apparel and Accessories	Subordinated Note (12% Cash, 2% PIK, Due 02/20)	23,336,946	23,027,071	23,027,071
		Jr. Subordinated Note (10% PIK, Due 02/20)	4,944,063	4,848,855	4,848,855
		Jr. Subordinated Bridge Note (20% PIK, Due 05/21)	2,207,851	2,181,873	2,181,873
		Series A Redeemable Senior Preferred Stock (7,839 shares)		7,621,648	9,885,000
		Common Stock (1,668,691 shares)		333,738	13,154,000
			30,488,860	38,013,185	53,096,799

Passport Food Group, LLC (3%)* 2539 E. Philadelphia Street Ontario, CA 91761	Manufacturer of Ethnic Food Products	Senior Notes (10.2% Cash, Due 03/22)	20,000,000	19,615,658	19,615,658
		Common Shares (20,000 shares)		2,000,000	2,000,000
			20,000,000	21,615,658	21,615,658

PCX Aerostructures, LLC (3%)* 300 Fenn Road Newington, CT 06111	Aerospace Component Manufacturer	Subordinated Note (10.5% Cash, Due 10/19)	29,647,359	29,194,776	22,981,000
		Series A Preferred Stock (6,066 shares)		6,065,621	—
		Series B Preferred Stock (411 shares)		410,514	—
		Class A Common Stock (121,922 shares)		30,480	—
			29,647,359	35,701,391	22,981,000

Team Waste, LLC (1%)* 14339 Hudson Krotin Road Biloxi, MS 39532	Environmental and Facilities Services	Preferred Units (500,000 units)		10,000,000	10,000,000
				10,000,000	10,000,000

Technology Crops, LLC (1%)* 7996 North Point Blvd. Winston-Salem, NC 27106	Supply Chain Management Services	Subordinated Notes (12% Cash, 5% PIK, Due 09/17)	12,138,340	12,138,340	9,909,000
		Common Units (50 units)		500,000	—
			12,138,340	12,638,340	9,909,000

TGaS Advisors, LLC (2%)* 301 East Germantown Pike East Norriton, PA 19401	Advisory Solutions to Pharmaceutical Companies	Senior Note (10% Cash, 1% PIK, Due 11/19)	9,598,375	9,475,545	9,475,545
		Preferred Units (1,685,357 units)		1,556,069	1,342,000
			9,598,375	11,031,614	10,817,545

Tulcan Fund IV, L.P. (0%)* 53 Freedom Road Painsville, OH 44077	Custom Forging and Fastener Supplies	Common Units (1,000,000 units)		1,000,000	—
				1,000,000	—

United Retirement Plan Consultants, Inc. (0%)* 485 Metro Place South, Suite 275 Dublin, OH 43017	Retirement Plan Administrator	Series A Preferred Shares (9,400 shares)		205,748	268,000
		Common Shares (100,000 shares)		1,000,000	249,000
				1,205,748	517,000

Waste Recyclers Holdings, LLC (0%)* 261 Highway 20 East Freeport, FL 32439	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	618,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	618,000

Wythe Will Tzetzo, LLC (1%)* 3612 LaGrange Parkway Toano, VA 23168	Confectionery Goods Distributor	Series A Preferred Units (99,829 units)		—	4,655,000
				—	4,655,000

Subtotal Affiliate Investments			155,145,942	201,879,074	190,754,277

Control Investments:
CRS Reprocessing, LLC (0%)* 13551 Triton Park Blvd. Louisville, KY 40223	Fluid Reprocessing Services	Senior Notes (4.7% Cash, Due 06/17)	2,942,769	2,942,769	2,942,769
		Split Collateral Term Loans (8% Cash, Due 06/17)	13,942,464	13,942,464	304,000
		Series F Preferred Units (705,321 units)		9,134,807	—
		Common Units (15,174 units)		—	—
			16,885,233	26,020,040	3,246,769

DCWV Acquisition Corporation (0%)* 751 South 170 East Provo, Utah 84606	Arts & Crafts and Home Decor Products Designer and Supplier	Senior Subordinated Note (15% PIK, Due 12/19)(6)	314,591	250,000	250,000
		Subordinated Note (12% Cash, 3% PIK, Due 12/19)(6)	8,724,257	6,178,633	513,000
		Jr. Subordinated Note (15% PIK, Due 12/19)(6)	2,630,789	2,000,000	—
		Series A Preferred Equity (1,200 shares)		1,200,000	—
		100% Common Shares		—	—
			11,669,637	9,628,633	763,000

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
DialogDirect, Inc. (1%)* 13700 Oakland Avenue Highland Park, MI 48203	Business Process Outsourcing Provider	Subordinated Notes (8% PIK, Due 10/19)(6)	$20,581,432	$20,020,226	$10,508,000
		Class A Common Units (1,176,500 units)		—	—
			20,581,432	20,020,226	10,508,000

SRC Worldwide, Inc. (1%)* 3425 Service Road Cleveland, OH 44111	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		8,028,000	7,884,000
				8,028,000	7,884,000

Subtotal Control Investments			49,136,302	63,696,899	22,401,769

Total Investments, June 30, 2017 (165%)*			$1,130,804,135	$1,252,282,819	$1,169,312,807
*    Fair value as a percent of net assets

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 2.6% of total investments at fair value as of June 30, 2017. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(5)	PIK non-accrual investment

(6)	Non-accrual investment

(7)
All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's senior secured credit facility or in support of the SBA-guaranteed debentures issued by Triangle Mezzanine Fund LLLP and Triangle Mezzanine Fund II LP.

Description of our Portfolio Companies
Set forth below is a brief description of each of our portfolio companies as of June 30, 2017.
ACA Holdings, LLC
ACA Holdings, LLC, f/k/a My Alarm Center, LLC, a nationwide security company, provides resources to independent alarm companies, as well as advanced security services and home automation to households and businesses.
Access Medical Acquisition, Inc.
Access Medical Acquisition, Inc. is an operator of primary care clinics.
Aden & Anais Holdings, Inc.
Aden & Anais Holdings, Inc. is a provider of sleep-related baby products, such as swaddles and blankets.
Agilex Flavors and Fragrances, Inc.
Agilex Flavors and Fragrances, Inc. is a provider of fragrance products and related technical services. The company’s formulations are used in candle and air scents, personal care, household and industrial products.
All Metals Holding, LLC
All Metals Holding, LLC is a toll processor and value-added distributor of steel for automotive, building products, appliance, lawn & garden, energy and other end markets.
AM General, LLC
AM General, LLC is the sole provider of the High Mobility Multipurpose Wheeled Vehicle (“HMMWV” or “Humvee”), the U.S. military’s primary tactical wheeled vehicle.
Avantor Performance Materials Holdings, LLC
Avantor Performance Materials Holdings, LLC is a manufacturer of high-purity chemicals for the pharmaceutical, biopharmaceutical, semiconductor and laboratory markets.

AVL Holdings, Inc.
AVL Holdings, Inc. provides manufacturing, distribution, website hosting, digital aggregation and revenue management services to independent artists in the music industry and increasingly to independent authors in the self-publishing industry.
Baker Hill Acquisition, LLC
Baker Hill Acquisition, LLC provides a suite of SaaS-based loan origination software solutions to small and mid-sized financial institutions.
Cafe Enterprises, Inc.
Cafe Enterprises, Inc. owns and operates Fatz Cafe restaurants throughout the southeastern U.S., as well as Tablefields in Greenville, SC, and Tavern 24 in Gastonia, NC.
Captek Softgel International, Inc.
Captek Softgel International, Inc. is a contract manufacturer of softgel capsules, including dietary supplements and vitamins.
Carolina Beverage Group, LLC
Carolina Beverage Group, LLC performs beverage manufacturing and co-packaging, as well as fee-based warehousing, logistics and distribution services.
Centerfield Media Holding Company
Centerfield Media Holding Company is a digital advertising technology company that is focused on real-time biddable media.
CIBT Global, Inc.
CIBT Global, Inc. is a provider of expedited visa, work permit, immigration, passport, and related services.
CIS Secure Computing, Inc.
CIS Secure Computing, Inc. designs and modifies commercial off-the-shelf information technology equipment to meet military and intelligence community requirements. CIS’s products consist of secure communications, computing, and network hardware.
Community Intervention Services, Inc.
Community Intervention Services, Inc. is a provider of community-based and outpatient behavioral health services.
Consolidated Lumber Holdings, LLC
Consolidated Lumber Holdings, LLC is a leading provider of residential and commercial building and construction materials.
Constellis Holdings, LLC
Constellis Holdings, LLC is a provider of security and risk management assessment services.
CPower Ultimate Holdco, LLC
CPower Ultimate Holdco, LLC is a provider of demand response services to commercial and industrial customers in wholesale power markets across the United States.

CRS Reprocessing, LLC
CRS Reprocessing, LLC is a global provider of on-site fluid reprocessing services for the solar power and semiconductor industries as well as aluminum cold rolling operations.
CWS Holding Company, LLC
CWS Holding Company, LLC is a manufacturer of windows, sliding doors and related products.
Data Source Holdings, LLC
Data Source Holdings, LLC is a provider of outsourced supply chain management services for printed marketing materials for over 1,650 customers in three general segments: commercial, restaurant & hospitality and automotive.
DCWV Acquisition Corporation
DCWV Acquisition Corporation is a branded designer, marketer and supplier of arts and crafts, do-it-yourself jewelry and home decor products.
Del Real, LLC
Del Real, LLC is a leading Hispanic refrigerated foods company.
DialogDirect, Inc.
DialogDirect, Inc. is a business process outsourcing provider that specializes in printing, fulfillment and call center services.
Dimora Brands, Inc.
Dimora Brands, Inc., f/k/a TK USA Enterprises, Inc., is a manufacturer of decorative hardware for the professional market, and offers a line of premium quality cabinet, drawer, and bath knobs, pulls and other hardware.
DLC Acquisition, LLC
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DPII Holdings, LLC
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Dyno Acquiror, Inc.
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Eckler’s Holdings, Inc.
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FCL Holding SPV, LLC
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Frank Entertainment Group, LLC
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Fridababy Holdings, LLC
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FrontStream Holdings, LLC
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Frontstreet Facility Solutions, Inc.
Frontstreet Facility Solutions, Inc. is a retail, restaurant and commercial facilities maintenance and management company offering single-source facilities solutions across the continental United States, Hawaii, Alaska, Puerto Rico, Canada and the Virgin Islands.
Frozen Specialties, Inc.
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GST AutoLeather, Inc.
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Halo Branded Solutions, Inc.
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HKW Capital Partners IV, L.P.
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HTC Borrower, LLC
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ICP Industrial, Inc.
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Inland Pipe Rehabilitation Holding Company LLC
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IPS Structural Adhesives Holdings, Inc.
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Keystone Peer Review Organization, Inc.
Keystone Peer Review Organization, Inc. is a provider of care coordination and quality assurance services to healthcare payors, including federal and state agencies.

KidKraft, Inc.
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K-Square Restaurant Partners, LP
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Lakeview Health Holdings, Inc.
Lakeview Health Holdings, Inc. is a provider of substance abuse treatment services.
Lighting Retrofit International, LLC
Lighting Retrofit International, LLC provides custom design, engineering, and installation services for water and lighting efficiency retrofit projects.
Media Storm, LLC
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MIC Holding LLC
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Micross Solutions LLC
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Motor Vehicle Software Corporation
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Nautic Partners VII, LP
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Native Maine Operations, Inc.
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NB Products, Inc.
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Nomacorc, LLC
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Orchid Underwriters Agency, LLC
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Passport Food Group, LLC
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PCX Aerostructures, LLC
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Pike Corporation
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ProAmpac PG Borrower LLC
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REP WWEX Acquisition Parent, LLC
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RMP Group, Inc.
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RockYou, Inc.
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Rotolo Consultants, Inc.
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SCA Pharmaceuticals, LLC
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Schweiger Dermatology Group, LLC
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SCUF Gaming, Inc.
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Smile Brands, Inc.
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SPC Partners V, LP
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Specialized Desanders, Inc.
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SRC Worldwide, Inc.
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Tate's Bake Shop
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Tax Advisors Group, LLC
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TCFI Merlin LLC and TCFI CSG LLC
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Team Waste, LLC
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Technology Crops, LLC
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TGas Advisors, LLC
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The Cook and Boardman Group, LLC
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Tosca Services, LLC
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Trademark Global LLC
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TravelPro Products, Inc. and TP - Holiday Group Limited
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Tulcan Fund IV, L.P.
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United Biologics, LLC
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United Retirement Plan Consultants, Inc.
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Vantage Mobility International, LLC
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Waste Recyclers Holdings, LLC
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Water Pik, Inc.
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Wheel Pros Holdings, Inc.
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Women's Marketing, Inc.
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WSO Holdings, LP
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Wythe Will Tzetzo, LLC
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YummyEarth, Inc.
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MANAGEMENT
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.
Board of Directors and Executive Officers
Our Board of Directors consists of eight members, five of whom are classified under applicable NYSE listing standards as “independent” directors. Pursuant to our charter, each member of our Board of Directors serves a one-year term, with each current director serving until the 2018 Annual Meeting of Stockholders and until his respective successor is duly qualified and elected. Our charter gives the Board of Directors the exclusive power to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.
Directors
Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Compensation of Directors and Executive Officers - Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.
Independent Directors

Name	Age	Director Since	Expiration of Current Term
W. McComb Dunwoody	72	January 2007	2018 Annual Meeting
Mark M. Gambill	66	August 2009	2018 Annual Meeting
Benjamin S. Goldstein	61	January 2007	2018 Annual Meeting
Mark F. Mulhern	57	October 2016	2018 Annual Meeting
Simon B. Rich, Jr.	72	January 2007	2018 Annual Meeting
Interested Directors

Name	Age	Director Since	Expiration of Current Term
E. Ashton Poole	50	July 2013	2018 Annual Meeting
Steven C. Lilly	48	October 2006	2018 Annual Meeting
Garland S. Tucker, III	70	October 2006	2018 Annual Meeting

Executive Officers
The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held with the Company	Executive Officer Since
E. Ashton Poole	50	Chairman of the Board of Directors, Chief Executive Officer and President	2013
Steven C. Lilly	48	Director, Chief Financial Officer, Secretary, and Chief Compliance Officer (since 2007)	2006
Jeffrey A. Dombcik	50	Senior Managing Director and Chief Credit Officer	2016
Cary B. Nordan	42	Senior Managing Director and Chief Origination Officer	2016
Douglas A. Vaughn	48	Senior Managing Director and Chief Administrative Officer	2016
In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our executive officers’ compensation, see “Compensation of Directors and Executive Officers - Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.
Biographical Information
Independent Directors
W. McComb Dunwoody. Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our Compensation Committee. He is the founder of The Inverness Group Incorporated and since 1976 he has been a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes serving as Chairman of Project GRAD USA and Imagine College, education programs serving over 100,000 at risk K-12 students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program. Currently, Mr. Dunwoody does not serve on the board of directors of any other public company.
Mr. Dunwoody was selected to serve as a director on our Board due to his extensive experience and leadership in public and private companies. Mr. Dunwoody’s broad experience enhances his participation on the Board and oversight of our compensation objectives.
Mark M. Gambill. Since 2009, Mr. Gambill has served on our Board of Directors. In addition, Mr. Gambill serves as a member of our Nominating and Corporate Governance Committee. Mr. Gambill is a co-founder and since 2002, has served as Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on both its Audit Committee and as Chairman of its Nominating and Governance Committee. Neither of these entities is an affiliate of Triangle. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.
Mr. Gambill was selected to serve as a director on our Board due to his involvement in the capital markets for over thirty-five years, supervising various areas including financing and research. Mr. Gambill’s experience serving as an advisor to internal operations and proper capitalization and structure in a variety of settings brings crucial skills and contributions to the Board.

Benjamin S. Goldstein. Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our Compensation Committee and chairs our Audit Committee. From 1997 to 2010, Mr. Goldstein was the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. Since 2010, he has served as Chief Operating Officer for CAPTRUST Financial Advisors, a financial and fiduciary advisory firm based in Raleigh, North Carolina. Neither The Advisory Group, LLC, nor CAPTRUST Financial Advisors is a parent, subsidiary or other affiliate of Triangle. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and was later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. Mr. Goldstein is also active in his community, as he currently serves on the leadership council of the Wake Education Partnership, based in Raleigh, North Carolina, as well as on the Board of Directors of the YMCA of the Triangle. A native of North Carolina, Mr. Goldstein is a CPA and graduated from University of North Carolina at Chapel Hill with a degree in business. Currently, Mr. Goldstein does not serve on the board of directors of any other public company.
Mr. Goldstein was selected to serve as a director on our Board due to his extensive audit and consulting-related experience with private and public companies. Mr. Goldstein’s experience and background in public accounting of over twenty-five years and work with various financial and accounting matters enhances his ability to provide effective leadership as chairman of our audit committee and to provide effective oversight of compensation decisions in his capacity as member of our compensation committee.
Mark F. Mulhern. On October 31, 2016, Mr. Mulhern was appointed to our Board of Directors. In addition, Mr. Mulhern serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee, and chairs our Compensation Committee. Mr. Mulhern currently serves as Senior Vice President and Chief Financial Officer at Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded (NYSE: HIW) real estate investment trust. Mr. Mulhern joined Highwoods in September 2014. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. Prior to joining Highwoods, he served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University. He currently serves on the boards of Azure Midstream Partners, LP, a Texas based master limited partnership that develops, owns and operates midstream energy assets and McKim and Creed, a North Carolina based professional engineering services firm. Currently, other than serving on the board of directors of Azure Midstream Partners, LP, Mr. Mulhern does not serve on the board of directors of any other public company.
Mr. Mulhern was selected to serve as a director on our Board due to his extensive public company experience, both as a senior executive and as a board member and determined that his accounting, tax and corporate strategy background provide valuable contributions to the oversight of our compensation and financial objectives.
Simon B. Rich, Jr. Mr. Rich has served on our Board of Directors since 2007 and is a member of our Audit Committee and chairs our Nominating and Corporate Governance Committee. Prior to his retirement in 2001, Mr. Rich held positions as President of Louis Dreyfus Holding Co. and Chairman of Louis Dreyfus Natural Gas, and as CEO of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the Audit Committee of Fisher Scientific. His work experience, which spans more than forty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus. Mr. Rich holds an undergraduate degree in Economics from Duke University. Currently, Mr. Rich does not serve on the board of directors of any other public company.
Mr. Rich was selected to serve as a director on our Board due to his prior public company experience, as well as his successful leadership of a variety of entities. Mr. Rich’s leadership and experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.

Interested Directors
E. Ashton Poole. Mr. Poole currently serves as our President and Chief Executive Officer and has served as Chairman of our Board of Directors since May 2017. Prior to his promotion to Chief Executive Officer in February 2016, Mr. Poole served as President and Chief Operating Officer since 2013. Mr. Poole has also served as a member of our Board of Directors since July 2013 and is a member of our investment committee. Prior to joining Triangle, he was a Managing Director in the investment banking division of Morgan Stanley from 1994 to 2013, where he specialized, at various times, in each of the Power & Utility and Diversified Industrial Groups. Prior to Morgan Stanley, Mr. Poole was a strategy consultant with Gemini Consulting, where he provided advisory services to companies on strategic and financing matters. Mr. Poole is a graduate of the University of North Carolina at Chapel Hill and the Kellogg School of Management at Northwestern University. Currently, Mr. Poole does not serve on the board of directors of any other public company.
Mr. Poole was selected to serve as a director on our Board due to his extensive experience in the capital markets, corporate strategy, investment banking and consulting. Mr. Poole's strong leadership skills are critical to the oversight of our operations and evaluation of our performance.
Steven C. Lilly. Mr. Lilly has served as our Chief Financial Officer, Secretary and member of our Board of Directors since 2006 and Chief Compliance Officer since 2007, and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December 2005, Mr. Lilly spent more than six years with SpectraSite, Inc., which prior to its sale in August 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sectors. Mr. Lilly is a graduate of Davidson College and has completed an executive-sponsored education program at the University of North Carolina’s Kenan-Flagler Business School. Currently, Mr. Lilly does not serve on the board of directors of any other public company.
Mr. Lilly was selected to serve as a director on our Board due to his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership in the financial industry. Mr. Lilly’s intimate knowledge of the Company and extensive experience in the financial industry are crucial to the evaluation of our operational performance and financial goals.
Garland S. Tucker, III. Mr. Tucker served as Chairman of our Board of Directors from 2006 through May 2017. Prior to his retirement as Chief Executive Officer in February 2016, Mr. Tucker served as our Chief Executive Officer and a member of our investment committee since 2006. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle Mezzanine Fund prior to our initial public offering. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group operated and then sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the NYSE, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School. Currently, Mr. Tucker does not serve on the board of directors of any other public company.
Mr. Tucker was selected to serve as a director on our Board due to his prior service to the Company as its Chairman, President and Chief Executive Officer and his over forty years of experience in the financial and investment industries. Mr. Tucker’s intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.
Other Executive Officers
Messrs. Dombcik, Nordan and Vaughn joined Mr. Poole and Mr. Lilly on the Company’s Management Committee and became Executive Officers of the Company on October 2, 2016. The biographical information for Messrs. Dombcik, Nordan and Vaughn are as follows:
Jeffrey A. Dombcik. Mr. Dombcik joined the Company in 2007 and currently serves as Senior Managing Director and Chief Credit Officer and is a member of the Company’s Management Committee and Investment Committee. Prior to joining the Company, Mr. Dombcik was a Managing Director of South Franklin Street Partners, a Small Business Investment Company

(SBIC) focused on providing junior capital to middle market companies. Prior to joining South Franklin Street Partners, Mr. Dombcik served as Executive Vice President and Partner of Edgewater Capital Partners, L.P., a private equity investment firm focused on the acquisition of middle market companies. Mr. Dombcik also served as a Senior Vice President of investment banking for McDonald Investments, Inc. (a wholly owned subsidiary of Key Corp) and Vice President of Brown, Gibbons, Lang & Company L.P., a middle market investment bank with offices in Chicago and Cleveland. Mr. Dombcik began his career as a commercial banking officer with Bank One. Mr. Dombcik has over 20 years of experience in a variety of corporate finance transactions including initial public offerings, mergers and acquisitions, preferred stock underwritings, senior and subordinated debt placements, recapitalizations, leveraged ESOPs and restructurings. He is a graduate of Miami University and John Carroll University.
Cary B. Nordan. Mr. Nordan joined the Company in 2004 and currently serves as Senior Managing Director and Chief Origination Officer and is a member of the Company’s Management Committee and Investment Committee.
Prior to joining the Company, Mr. Nordan served as Vice President with BB&T Asset Management (BB&T Funds), a $14 billion mutual fund complex. He was responsible for research, valuation and portfolio management with a specific focus on small-cap equities. Preceding his employment with BB&T Asset Management, he worked in corporate finance with Stanford Keene, Inc., an investment bank specializing in the technology industry, and Nuance Capital Group, LLC, an advisory firm to private companies. Prior to that, Mr. Nordan served as an Analyst and Associate in the corporate finance group of Trident Securities, a subsidiary of McDonald Investments, where he specialized in investment banking and advisory services to lower- and middle-market financial institutions throughout the United States. Mr. Nordan has over 10 years of experience investing in private equity transactions and public equity securities as well as corporate finance transactions including IPOs, M&As, senior and subordinated debt placements, recapitalizations, and restructurings. He holds a BSBA, magna cum laude, from Appalachian State University and an MBA from Duke University. Mr. Nordan is a CFA charterholder and former member of the Board of Directors for the CFA North Carolina Society.
Douglas A. Vaughn. Mr. Vaughn joined the Company in 2008 and currently serves as Senior Managing Director and Chief Administrative Officer and is a member of the Company’s Management Committee and Investment Committee.
Mr. Vaughn has extensive management experience operating businesses and has served in investment and advisory roles for middle market companies, portfolio businesses, and divisions of large multinational corporations. Prior to joining the Company, Mr. Vaughn was President and a Director of VIETRI, Inc., America’s largest importer, distributor and marketer of handmade Italian ceramic and home décor items. Immediately prior to his eight years at VIETRI, Inc., Mr. Vaughn advised business owners and managers, including private equity funds, on strategic initiatives including acquisitions and corporate finance — first as a Senior Consultant at Deloitte Consulting and later as a Partner at Chatham Partners. While with Deloitte, he also led an internal acquisition effort for the firm. Prior to his time in management consulting and investment banking, Mr. Vaughn served in management roles for Sara Lee Corporation, specifically for Sara Lee Personal Products Europe, where he was an original member of the team that established and managed the company’s first division in Eastern Europe including manufacturing, distribution, marketing, and sales operations. Mr. Vaughn holds a BA from the University of Virginia and an MBA from The University of North Carolina’s Kenan-Flagler School of Business. He is a member of the Young Presidents’ Organization, a Chartered Financial Analyst, and has served on a variety of for-profit and non-profit boards.
Other Members of Investment Committee

James J. Burke. Mr. Burke joined Triangle Capital Corporation in 2010. Prior to joining us, he was an Associate with Key Principal Partners, a $1B private equity and mezzanine firm, where he was responsible for actively sourcing, evaluating, and structuring junior capital investment opportunities across a broad range of industries. Prior to KPP, Mr. Burke was an Associate with Cross Atlantic Capital Partners, a $500M venture capital firm focused on early to mid-stage technology investing. He began his career as a consultant with Cap Gemini Ernst & Young in the Telecommunications, Media & Entertainment group.
Mr. Burke received his M.B.A., with honors, from the Wharton School and a B.S. in Systems Engineering, with distinction, from the University of Virginia.

Matthew A. Young. Mr. Young joined Triangle Capital Corporation in 2010. Prior to joining us, he was a Principal with Oaklane Capital, a real estate private equity fund based in Charlotte, NC. Prior to that, Mr. Young served as Vice President at Cherokee Investment Partners, a real estate private equity fund based in Raleigh, NC with approximately $2 billion in assets under management. Prior to Cherokee, he served as the Chief Strategic Officer of AwayMed, a healthcare information technology firm based in Raleigh, NC. He began his career as an Associate Director with The Advisory Board Company, a healthcare research and consulting firm based in Washington, DC. He holds a BA from the University of North Carolina at Chapel Hill and a JD and an MBA from the University of Virginia.

Retirement of Garland S. Tucker, III

On February 3, 2016, Garland S. Tucker, III, the former Chief Executive Officer of the Company, retired from his officer positions with the Company and all of its affiliates, and transitioned into a new role as a senior adviser to the Company. In May 2017, Mr. Tucker resigned from his position as Chairman of the Board of Directors. In his role as a senior adviser, Mr. Tucker assisted the Company with the leadership transition and performs other projects and initiatives at the request and direction of the Company’s management. Mr. Tucker continues to serve as a member of the Company’s Board of Directors. Mr. Tucker's compensation for 2016 is disclosed below under "Compensation of Directors and Executive Officers" because he served as the Company's Chief Executive Officer for a portion of 2016 and is therefore considered a Named Executive Officer, or NEO.

In addition to the shares of restricted stock that the Company typically awards to its executive officers for their performance during the prior year, the Board of Directors, upon the recommendation of the Compensation Committee, awarded Mr. Tucker a $2.5 million cash bonus and accelerated the vesting of his outstanding shares of restricted stock, including the 47,000 shares of restricted stock awarded to him based on his performance during 2015, and certain other compensation in connection with his retirement and in recognition of his long service to the Company. Furthermore, Mr. Tucker, in his role as a senior adviser to the Company, receives an annual salary of $350,000 and participates in the Company’s employee benefits plans on the same terms and conditions as similarly-situated employees.

Concurrent with Mr. Tucker's retirement, E. Ashton Poole, the Company’s President and former Chief Operating Officer, and a member of the Board of Directors, was appointed as the Company’s Chief Executive Officer and President.

Resignation of Brent P. W. Burgess

Effective October 14, 2016, Brent P.W. Burgess resigned as a member of our Board of Directors and from his position as the Company’s Chief Investment Officer. Although Mr. Burgess is no longer an employee of the Company, under SEC rules, he is considered to be a NEO for 2016 and therefore his compensation for 2016 is required to be disclosed below under " Compensation of Directors and Executive Officers."

In connection with the above-described resignation, Mr. Burgess and the Company entered into an agreement (the “Agreement ”), pursuant to which he received or will receive: his unpaid salary and accrued but unused vacation leave through October 14, 2016; cash payments totaling $250,000; accelerated vesting of the 93,284 shares of the Company’s restricted stock held by him; and certain other benefits. Mr. Burgess also agreed to certain confidentiality, non-compete, non-solicitation and other covenants in the Agreement.

Meetings of the Board of Directors and Committees
During 2016, our Board of Directors held six meetings. Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. During 2016, none of our directors attended less than 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
Each of our directors makes a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Stockholders. All of our then current directors attended our 2016 Annual Meeting of Stockholders.
We have designated Simon B. Rich, Jr. as our lead independent director to preside over all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at each board meeting. Interested parties, stockholders and holders of our notes, may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.
Audit Committee
We have a separately-designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for compliance with applicable legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.
Our Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of our Audit Committee are Messrs. Goldstein, Mulhern and Rich. Mr. Goldstein serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act and that all members of the Audit Committee are financially literate under NYSE listing standards. The Board also has determined that each of Messrs. Goldstein, Mulhern and Rich meet the current independence requirements of Rule 10A-3 of the Exchange Act, NYSE listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our Audit Committee held five meetings during 2016.
Compensation Committee
Our Compensation Committee is appointed by the Board of Directors to discharge its responsibilities relating to the compensation of our independent directors, executive officers and other key employees. The Compensation Committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee has the authority to form and delegate any of its responsibilities to a subcommittee of the Compensation Committee so long as such subcommittee is solely composed of one or more members of the Compensation Committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
Our Compensation Committee has the authority to and is charged with performing the following, among other responsibilities:

•	review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives;

•
evaluate annually the performance of our Chief Executive Officer and other executive officers, and recommend to the independent members of the Board of Directors the compensation level for each such person based on this evaluation;

•	review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes;

•	review and recommend to the Board of Directors for approval any changes in incentive compensation plans and equity-based compensation plans;

•
review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and review and recommend to the Board of Directors for approval, equity-based awards pursuant to such plans in compliance with the 1940 Act;

•	review and approve compensation packages, including any special supplemental benefits or perquisites for our executive officers; and

•
review employee compensation strategies, including salary levels and ranges and employee fringe benefits, as well as compensation consultants’ analyses and various industry comparables including both public and private investment funds that operate and invest in a manner similar to the Company.

In determining executive compensation levels for our executive officers, the Compensation Committee meets at least annually with our Chief Executive Officer, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long-term strategies. The Compensation Committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs and financial services companies in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. In 2016, the Compensation Committee engaged McLagan, a compensation consultant, to advise the Compensation Committee on these matters. McLagan does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates. From time to time, McLagan receives input from the Company's Chief Executive Officer regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. For more information regarding the role of the Company’s management in determining compensation, please see the discussion in “Compensation of Directors and Executive Officers — Executive Compensation — Establishing Compensation Levels — Role of the Compensation Committee and Management.”
The members of the Compensation Committee are Messrs. Dunwoody, Goldstein and Mulhern, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the applicable NYSE corporate governance listing standards. Mr. Mulhern serves as the chairman of the Compensation Committee. Our Compensation Committee held five meetings during 2016.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, Bylaws and applicable law.
In considering possible candidates for nomination, the Nominating and Corporate Governance Committee will consider certain factors including the current composition of the Board of Directors, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Directors contains a majority of independent directors as determined under the NYSE listing standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.
The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of the Nominating and Corporate Governance Committee are Messrs. Gambill, Mulhern and Rich, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the NYSE corporate governance listing standards. Each nominee for election at our 2017 Annual Meeting of Stockholders was recommended by the members of the Nominating and Corporate Governance Committee to our Board of Directors, which approved such nominees. Mr. Rich serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee held two meetings during 2016.
Investment Committees
Triangle Capital Corporation has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Capital Corporation or any of its subsidiaries, other than investments made by Triangle SBIC, Triangle SBIC II and Triangle SBIC III. The members of the Triangle Capital Corporation investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of Triangle SBIC’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC II has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC II. The members of Triangle SBIC II’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.
Triangle SBIC III has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC III. The members of Triangle SBIC III’s investment committee are Messrs. E. Ashton Poole, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan, James J. Burke and Matthew A. Young.

Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.
Communication with the Board of Directors
Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors directly by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.
Corporate Leadership Structure
Mr. Poole serves as the Chairman of our Board of Directors and as our Chief Executive Officer. Mr. Poole was named as our Chief Executive Officer on February 3, 2016 and was appointed as Chairman of our Board of Directors in May 2017. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision making and alignment of corporate strategy between our Board of Directors and management. Mr. Poole is, and Mr. Rich is not, an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
Oversight of Risk Management
On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our Chief Executive Officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a regular basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.
Compliance Policies and Procedures
In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations section of our website at http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors (none of which are employees of the Company) earned during the year ended December 31, 2016. Our interested directors are not compensated for their service as members of our Board of Directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
W. McComb Dunwoody	2016	$33,750	$50,000	$—	$83,750
Mark M. Gambill	2016	$31,500	$50,000	$—	$81,500
Benjamin S. Goldstein	2016	$67,000	$50,000	$—	$117,000
Mark Mulhern	2016	$11,667	$—	$—	$11,667
Simon B. Rich, Jr.	2016	$55,250	$50,000	$—	$105,250
Sherwood H. Smith, Jr.(2)	2016	$46,250	$50,000	$—	$96,250

(1)
Grant date fair value of restricted stock awards granted to each non-employee director on May 25, 2016. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation.

(2)
Mr. Smith was not nominated by our Board of Directors for election at our 2017 Annual Meeting of Stockholders and therefore, his service as a member of our Board of Directors ended on May 3, 2017, the date of our 2017 Annual Meeting of Stockholders.

Director Fees
For fiscal year 2016, each non-employee member of the Board of Directors, with the exception of Mr. Mulhern, was paid a $20,000 annual cash retainer fee. Also in 2016, each of our non-employee directors, with the exception of Mr. Mulhern, earned an annual fee of $50,000 worth of our restricted stock, calculated based on the share price of our common stock as of the close of the NYSE on May 25, 2016, the date of grant. Based on this calculation, each of our independent directors, with the exception of Mr. Mulhern, received 2,721 shares of restricted stock, which vested on May 25, 2017. These restricted stock grants historically have occurred on the date of our annual stockholders meeting. Because he only served on our Board of Directors for two months in 2016, Mr. Mulhern was paid a $11,667 cash retainer fee, in lieu of an annual cash retainer fee and a annual grant of restricted stock.
In addition, independent directors receive a fee of $2,500 for each Board of Directors meeting attended in person and $1,250 for each Board of Directors meeting attended by conference telephone or similar communications equipment; Audit Committee members receive a fee of $1,500 for each Audit Committee meeting attended in person and $750 for each Audit Committee meeting attended by conference telephone or similar communication equipment; and members of our Compensation Committee and Nominating and Corporate Governance Committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our Audit Committee chairman receives an annual fee of $30,000, our Compensation Committee chairman receives an annual fee of $10,000 and our Nominating and Corporate Governance Committee chairman receives an annual fee of $5,000 for their services as chairmen of their respective committees. We also reimburse our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board of Directors. Directors who are also our employees or employees of our subsidiaries do not receive compensation for their services as directors.
Non-Employee Director Equity Compensation
On March 18, 2008, we received an order from the SEC granting exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated 2007 Equity Incentive Plan, or the Equity Incentive Plan. In connection with receiving the necessary exemptive relief, our Board of Directors approved the Equity Incentive Plan and our stockholders voted to approve the Equity Incentive Plan at our 2008 Annual Meeting of Stockholders. The Equity Incentive Plan was replaced by the Triangle Capital Corporation Omnibus Incentive Plan, or the Omnibus Incentive Plan, approved by our stockholders at our 2017 Annual Meeting of Stockholders. The Omnibus Incentive Plan was created primarily for the purpose of combining the Equity Incentive Plan and our 2012 Executive Cash Incentive Plan in order to reduce the administrative burden of monitoring the terms and conditions of two separate plans.

The terms of the Equity Incentive Plan and the 2012 Executive Cash Incentive Plan, as combined and reflected in the Omnibus Incentive Plan, are substantially similar to the respective terms of each standalone plan.
The Omnibus Incentive Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board of Directors, for which forfeiture restrictions lapse one year from the grant date. The grant of restricted stock to non-employee directors under the Omnibus Incentive Plan is automatic and the terms thereunder may not be changed without SEC approval. On March 21, 2013, the SEC approved an increase in the amount of the automatic grant to non-employee directors to $50,000 worth of restricted stock each year. At our 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Omnibus Incentive Plan (then referred to as the "Equity Incentive Plan") to provide for the $50,000 annual grant of restricted stock to non-employee directors. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
EXECUTIVE COMPENSATION
General
The following discussion provides information relating to the 2016 compensation of the Company's Named Executive Officers, or NEOs, for 2016, who were:
E. Ashton Poole, President & Chief Executive Officer;
Steven C. Lilly, Chief Financial Officer, Secretary and Chief Compliance Officer;
Jeffrey A. Dombcik, Senior Managing Director and Chief Credit Officer;
Cary B. Nordan, Senior Managing Director and Chief Origination Officer;
Douglas A. Vaughn, Senior Managing Director and Chief Administrative Officer;
Garland S. Tucker, III (the Company's former Chief Executive Officer);
Brent P.W. Burgess (the Company's former Chief Investment Officer).
Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ compensation programs was designed to encourage and reward the following factors, among others:

•	sourcing and pursuing attractively priced investment opportunities in lower middle market companies;

•	achievement of the Company’s dividend objectives;

•	maintaining credit quality, monitoring financial performance and ultimately managing a successful exit of the Company’s investment portfolio; and

•	development of management team and employees.
We completed our initial public offering, or IPO, in February 2007. Our first ten years of operation as a publicly traded BDC have represented a period of development and growth. As a result, our Compensation Committee continues to focus on creating an executive compensation program that achieves our desired objectives stated above.
In May 2017, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our NEOs, with over 87% of stockholder votes cast in favor of our say-on-pay resolution. Subsequently, the Compensation Committee considered the results of the advisory vote, which affected the Company’s executive compensation decisions and policies by reaffirming the Company’s compensation philosophies. The Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions. In addition, in May 2017, our stockholders approved, on an advisory basis, that an advisory vote on executive compensation would be considered annually. In accordance with the stockholder advisory vote, our Board of Directors determined to implement an advisory vote on executive compensation annually until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at our 2023 Annual Meeting of Stockholders.

Executive Compensation Policy
The compensation programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives and the interests of stockholders, which we believe will contribute to the achievement of long-term sustainable investment returns. The key elements of our compensation philosophy include: (i) designing compensation programs that enable us to attract and retain the best talent in the financial industries in which we compete; (ii) aligning executive compensation packages with the Company’s performance; and (iii) using long-term equity awards to align employee and stockholder interests.
As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. We have received exemptive relief from the SEC that permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees. Pursuant to the Omnibus Incentive Plan, the Board of Directors may award shares of restricted stock to plan participants in such amounts and on such terms as the Board of Directors determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order.
Overview
Our performance-driven compensation policy consists primarily of the following three components:

•	base salary;

•	annual cash bonus; and

•	long-term compensation pursuant to the Omnibus Incentive Plan.
Other compensation components may include contributions to our 401(k) and deferred compensation plans, and health, life and disability insurance premiums paid by the Company.
The compensation packages for our NEOs are structured to reflect what we believe to be appropriate practices in corporate governance and executive compensation. We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our Compensation Committee will continue to use its judgment and experience, working in conjunction with our Chief Executive Officer and, potentially, an independent compensation consultant, to determine the appropriate mix of compensation for each NEO. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the Compensation Committee, such as the surpassing of certain operating thresholds related to investment performance, are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock is awarded based on individual and Company performance expectations set by the Compensation Committee.
Establishing Compensation Levels
Role of the Compensation Committee and Management
As set forth in the Compensation Committee Charter, our Compensation Committee’s primary responsibility is to evaluate the compensation of our executive officers and ensure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The Compensation Committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding our executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the Compensation Committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. Our executive officers are eligible for variable compensation based on individual, team, and overall corporate performance. With respect to the compensation of our executive officers other than the Chief Executive Officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds allocated for payment under the compensation plans.

Role of Compensation Consultant

In 2016, the Compensation Committee engaged McLagan, a compensation consultant, to assist the Compensation Committee in its analysis of the compensation of executive officers and directors of other BDCs and financial services companies in order to assist in establishing the compensation levels necessary to attract and retain quality executive officers and investment professionals. From time to time and in support of McLagan’s role as an adviser to the Compensation Committee, McLagan receives input regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. The Compensation Committee evaluated McLagan’s independence from the Company and determined that McLagan is independent primarily because it does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates.
Assessment of Market Data
To assess the competitiveness of our executive compensation program, the Compensation Committee considers compensation information from a comparative group of internally managed BDCs (including Capital Southwest Corporation, Hercules Capital, Inc., KCAP Financial, Inc. and Main Street Capital Corporation) as well as groups of other financial services companies, such as asset managers, specialty lenders and banks and real estate investment trusts. The Compensation Committee performs comprehensive analyses of competitive performance and compensation levels. However, the Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because the Compensation Committee believes that our primary competitors in both our business and for recruiting executives are investment banks, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys from other private sources may become available to the Compensation Committee with regard to these private equity firms, the Compensation Committee believes that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for the Compensation Committee to set formal benchmarking procedures.
The Compensation Committee's analysis centered around key elements of compensation practices within financial services industries in general and, more specifically, compensation practices at companies closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items the Compensation Committee reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, the Compensation Committee also analyzed the approach other companies were taking with regard to their compensation practices. Items the Compensation Committee reviewed included, but were not necessarily limited to, certain corporate and executive performance measures established to achieve total returns for stockholders and our “efficiency ratio” compared to the BDCs in our comparative group (which is calculated by taking total general and administrative expenses and dividing it by the company’s total revenue).
The Compensation Committee believes that the companies utilized were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.
Assessment of Company Performance
In determining annual compensation for our NEOs, our Compensation Committee evaluates the individual performance of our NEOs as well as the Company’s overall operating performance. We believe that the alignment of (i) a company’s business plan, (ii) its stockholders' expectations and (iii) its employee compensation is essential to long-term business success in the interest of its stockholders and employees. We typically make three- to seven- year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our investments in the debt and equity securities of our portfolio companies. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A substantial part of our employee base is dedicated to the maintenance of asset values and generation of new investment opportunities to allow us to sustain and grow dividends.

In reviewing and approving the compensation packages for our executive officers and other key employees, our Compensation Committee considers the relative achievement of the Company’s strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs. For 2016, some of the most significant company-specific performance factors considered by the Compensation Committee include:

•	total and net investment income;

•	realized and unrealized gains and losses;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining dividends and distributions to stockholders; and

•	return on average stockholders’ equity.
Elements of Triangle’s Executive Compensation
In 2016, our compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity incentive compensation. At the time of our IPO, our initial compensation program consisted of only base salary and an annual cash bonus. Upon receipt in 2008 of exemptive relief from the SEC that permitted the company to grant restricted stock awards to our executive officers and employees, we began to include long-term equity incentive compensation as part of our compensation program. The company sought such exemptive relief because we believe that creating long-term value for our stockholders is achieved, in part, by retaining our executive officers in a competitive employment environment with a competitive compensation program. This allows us to align a component of our compensation program over a longer-term similar to our target investment period for our privately held business investments, and to more closely align the interests of our NEOs with those of our stockholders. The Compensation Committee does not allocate a fixed percentage of the NEO compensation packages to each of these elements. Instead, the Compensation Committee targets total compensation at levels comparable to other BDCs, private equity firms, mezzanine lenders, hedge funds, specialized commercial banks and other specialty finance companies. In designing our compensation program, the Compensation Committee seeks to achieve an appropriate balance among these elements to create a compensation program that incentivizes our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
Since our IPO, our Compensation Committee has determined to make annual changes in each element of our compensation program in order to account for cost of living changes, our company’s continued asset and revenue growth and positive financial performance, and to retain our NEOs in a competitive environment for such executives. Our Compensation Committee considers our NEOs’ individual performance, each executive position’s responsibility for and ability to impact company performance, and individual expertise in connection with decisions under our compensation program each year. Because of the broad range of individual responsibilities of each of our NEOs, our Compensation Committee does not set specific or individualized performance metrics for any of our NEOs. The Compensation Committee instead considers the performance of each of our NEOs, and, based upon the evaluation and analysis of our Compensation Committee members, the performance of the Company relative to the general performance of other companies in the comparative group noted above.
Annual Base Salary
The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. The Compensation Committee annually reviews the base salary for each of our executive officers and determines whether to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.
In establishing the 2016 base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual from the previous year. In addition, the Compensation Committee considered the base salaries paid to comparably situated executive officers in other internally-managed BDCs and other competitive market practices. Finally, the Compensation Committee used a compensation consultant in order to obtain an objective third-party expert’s insight into our NEOs’ base salaries.

Mr. Poole was paid an annual base salary of $440,000 as of December 31, 2016. Mr. Poole’s base salary recognizes his role as President and Chief Executive Officer, including his overall responsibility for our Company’s strategic direction and performance and his leadership which has enabled us to achieve our operational and financial objectives. Mr. Poole’s base salary also reflects his role as a member of our Investment Committee and Management Committee.
Mr. Lilly was paid an annual base salary of $335,000 as of December 31, 2016. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer and Secretary, and as a member of our Investment Committee and Management Committee.
Mr. Dombcik was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Dombcik's base salary recognizes his role as Chief Credit Officer, as a member of our Investment Committee and our Management Committee, and his lead role in managing all aspects of our investment portfolio.
Mr. Nordan was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Nordan's base salary recognizes his role as Chief Origination Officer, as a member of our Investment Committee and our Management Committee, and his lead role managing our origination activities.
Mr. Vaughn was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Vaughn's base salary recognizes his role as Chief Administrative Officer, as a member of our Investment Committee and our Management Committee, and his lead role in managing all administrative matters relating to the Company's operations.
Prior to his retirement as CEO in February 2016, Mr. Tucker's annual base salary was $435,000. Subsequent to his retirement and through December 31, 2016, Mr. Tucker's was paid an annual base salary of $350,000.
Prior to his resignation from the Company in October 2016, Mr. Burgess was paid an annual base salary of $375,000.
Annual Cash Bonuses
We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. Annual cash bonuses are based on the Compensation Committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the Chief Executive Officer for NEOs other than himself. While cash bonus awards are discretionary, the Compensation Committee will not award cash bonuses to our NEOs unless the Company achieves certain minimum operating thresholds during the year. The minimum operating threshold for the fiscal year ended December 31, 2016 set by the Compensation Committee in connection with the award of cash bonuses was approximately $31.3 million in net investment income before discretionary compensation. The Compensation Committee determined that the Company achieved this threshold for the fiscal year ended December 31, 2016.
On a quarterly basis, the Compensation Committee, together with input from our Chief Executive Officer, approves an accrual for the annual potential cash bonus pool. The determination of the accrual amount is based upon the Company’s current financial forecast and executive performance contributing to achieving our corporate objectives, and is subject to the sole discretion of the Compensation Committee.
The Company paid cash bonuses to NEOs in recognition of both corporate and individual 2016 performance. In particular, for the year ended December 31, 2016, we achieved the following financial highlights:

•	total investment income of $113.7 million;

•	net investment income of $65.9 million, or $1.81 per share, exclusive of one-time expenses related to the retirement of Mr. Tucker and the resignation of Mr. Burgess;

•	operating efficiency ratio of 18.6%, adjusted for the one-time expenses related to the retirement of Mr. Tucker and the resignation of Mr. Burgess; and

•	regular quarterly dividends during 2016 totaling $1.89 per share. None of these dividends constituted a return of capital to stockholders.
Mr. Poole was paid an annual cash bonus of $535,000 for 2016. Mr. Poole’s cash bonus reflects his overall responsibility for the strategic direction of our Company and his leadership in 2016, which enabled us to achieve the majority of our operational and financial objectives.
Mr. Lilly was paid an annual cash bonus of $485,000 for 2016. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer and Secretary during 2016.

Mr. Dombcik was paid an annual cash bonus of $415,000 for 2016. Mr. Dombcik's cash bonus reflects his role as a senior investment originator as well as his lead role in managing our investment portfolio, including our monitoring, valuation and restructuring activities.
Mr. Nordan was paid an annual cash bonus of $440,000 for 2016. Mr. Nordan's cash bonus reflects his role as a senior investment originator as well as his lead role in managing our origination activities, including sourcing and underwriting.
Mr. Vaughn was paid an annual cash bonus of $440,000 for 2016. Mr. Vaughn's cash bonus reflects his role as a senior investment originator as well as his lead role in managing all administrative responsibilities for the Company, including recruiting, training, staffing, performance evaluation and other human resources-related initiatives.
The Compensation Committee believes that these cash bonus awards are individually appropriate based on the Company’s 2016 performance and each individual’s contribution to the Company throughout 2016 as stated above. Such bonuses comprise a key component of the Company’s overall compensation program.
Long-Term Incentive Compensation
General
Our Board of Directors adopted the Omnibus Incentive Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our Board of Directors has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as long-term incentive compensation.
We use restricted stock awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.
The Compensation Committee has been delegated responsibility by our Board of Directors to review the stock-based awards to employees. At the time of each award granted to each NEO, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award. The Compensation Committee then recommends the approval of the award to the Board of Directors.
Restricted Stock Awards
The Compensation Committee generally meets in February of each year to consider the amount of restricted stock that should be awarded to our executive officers with respect to the Company's performance for the prior year. Specific performance factors that the Compensation Committee considered in determining the granting of restricted stock in February 2016 were the Company's achievement of financial and operational goals in 2015 and individual employee performance during 2015 in such areas as work ethic, proficiency and overall contribution to the Company. On February 3, 2016, the Board of Directors, upon recommendation of the Compensation Committee, granted the following awards:

Name	Number of Shares of Restricted Stock(1)
E. Ashton Poole	42,500
Steven C. Lilly	37,000
Jeffrey A. Dombcik	29,000
Cary B. Nordan	34,500
Douglas A. Vaughn	27,000
Garland S. Tucker, III	47,000
Brent P.W. Burgess	37,000

(1)
Consists of restricted stock which vests over four years from the date of grant. The shares of restricted stock granted to Messrs. Poole, Lilly, Dombcik, Nordan and Vaughn are expected to vest ratably in February of each year, beginning in February of 2017. The shares of restricted stock granted to Mr. Tucker vested in February 2016 in connection with his retirement as CEO of the Company. The shares of restricted stock granted to Mr. Burgess vested in October 2016 in connection with his resignation from the Company. In connection with each of the retirement of

Mr. Tucker and the resignation of Mr. Burgess, the Board of Directors, in its discretion pursuant to authority granted to it under the Equity Incentive Plan, approved the accelerated vesting of shares of restricted stock held by such individuals.
Based on SEC rules requiring equity awards to be disclosed in the tables for the year during which they are granted, rather than earned, the executive compensation tables in this registration statement include the restricted stock awards granted to our NEOs in February 2016, even though such awards relate to 2015 performance.
In February 2017, our Compensation Committee considered employee performance during fiscal 2016, using similar factors above, in determining the amount of restricted stock awards to recommend for each executive officer. In addition, the Compensation Committee considers each NEO's total cash compensation in relation to the proposed stock award and the effect of dilution of net asset value per share and earnings per share prior to awarding the stock grants. On February 1, 2017, the Board of Directors, upon recommendation of the Compensation Committee, approved restricted stock awards for the NEOs, as detailed below.
Restricted stock awards allow the company to account for our compensation program based on the price of our common stock, fixed at the grant date of such award, resulting in a known maximum cost of such award under our compensation program at the time of grant. In determining annual restricted stock awards for each of our NEOs, our Compensation Committee considers the grant-date fair value of previously granted restricted stock awards, without assigning value to any appreciation or depreciation subsequent to the grant date of such prior awards.
Mr. Poole was awarded 53,500 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $1,029,875. This award reflects Mr. Poole’s leadership during 2016, which enabled us to achieve the majority of our operational and financial objectives. Mr. Poole’s performance during this time was vital to our Company’s success.
Mr. Lilly was awarded 45,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $866,250. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock awards also reflect his continued service as our Chief Compliance Officer and Secretary.
Mr. Dombcik was awarded 39,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $750,750. This award reflects Mr. Dombcik's contributions as a senior investment originator as well as his lead role in managing all aspects of our investment portfolio, including our monitoring, valuation and restructuring activities.
Mr. Nordan was awarded 42,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $808,500. This award reflects Mr. Nordan's contributions as a senior investment originator as well as his lead role in leading our origination activities, from initial sourcing to the guidance of each investment through our internal investment process.
Mr. Vaughn was awarded 39,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $750,750. This award reflects Mr. Vaughn's contributions as a senior investment originator and his lead role in managing all administrative aspects of the Company, including recruiting, training, staffing, performance evaluation and other human resources-related initiatives.
The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value.
Options
Since our IPO, our Board of Directors has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2016.
Our Board of Directors may, however, grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. Some stock options granted by our Board of Directors may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB ASC Topic 718.
Other Compensation Matters
401(k) Plan
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have achieved 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $18,000 for the 2016 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $6,000 for the 2016 plan year.
Deferred Compensation Plan
The Compensation Committee has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s additional contributions, if any, will earn a return based on the returns on certain investments designated by the Compensation Committee. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution.
Tax and Accounting Considerations
Section 162(m) of the the Code limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the Compensation Committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2016, all compensation paid to our executive officers was deductible for U.S. federal income tax purposes.
In awarding restricted stock awards for performance in 2016, we accounted for share-based awards under the provisions of FASB ASC Topic 718. FASB ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Conclusion
We believe that our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.

EXECUTIVE OFFICER COMPENSATION
2016 Summary Compensation
The following table sets forth certain summary information for the years 2016, 2015 and 2014 with respect to the compensation awarded to and earned by our NEOs.
Summary Compensation Table for 2016

Name	Principal Position	Year	Base Salary	Bonus	Restricted Stock Awards(1)	All Other Compensation(2)	Total
E. Ashton Poole	CEO	2016	$432,500	$535,000	$745,025	$115,829	$1,828,354
		2015	$407,500	$647,500	$980,100	$97,546	$2,132,646
		2014	$400,000	$700,000	$573,980	$79,826	$1,753,806
Steven C. Lilly	CFO	2016	$333,750	$485,000	$648,610	$117,084	$1,584,444
		2015	$325,000	$580,000	$871,200	$84,427	$1,860,627
		2014	$310,000	$625,000	$860,970	$104,573	$1,900,543
Jeffrey A. Dombcik	CCO(3)	2016	$294,375	$415,000	$508,370	$107,180	$1,324,925
		2015	$290,000	$512,000	$653,400	$78,890	$1,534,290
		2014	$282,500	$525,000	$756,610	$96,011	$1,660,121
Cary B. Nordan	COO(4)	2016	$294,375	$440,000	$604,785	$108,100	$1,447,260
		2015	$290,000	$555,000	$696,960	$78,992	$1,620,952
		2014	$282,500	$565,000	$808,790	$99,924	$1,756,214
Douglas A. Vaughn	CAO(5)	2016	$294,375	$440,000	$473,310	$107,367	$1,315,052
		2015	$290,000	$457,500	$609,840	$78,771	$1,436,111
		2014	$282,500	$475,000	$782,700	$96,195	$1,636,395
Garland S. Tucker, III	Former	2016	$358,289	$2,500,000	$823,910	$98,223	$3,780,422
	CEO(6)	2015	$432,500	$670,000	$1,132,560	$122,814	$2,357,874
		2014	$425,000	$725,000	$1,226,230	$154,627	$2,530,857
Brent P.W. Burgess	Former	2016	$295,625	$—	$648,610	$111,432	$1,055,667
	CIO(7)	2015	$367,500	$570,000	$827,640	$85,294	$1,850,434
		2014	$360,000	$575,000	$913,150	$110,537	$1,958,687

(1)
The amounts listed in this column reflect the grant date fair value of the restricted stock granted, in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Assumptions used in the calculation of these amounts are set forth in Note 5 — “Equity Compensation Plans” to our consolidated audited financial statements for the fiscal year ended December 31, 2016. These amounts do not represent the actual value that may be realized by the NEOs.

(2)
All Other Compensation includes the value of benefits in the form of 401(k) contributions, deferred compensation plan contributions and earnings on deferred compensation plan balances and life insurance premiums paid by the Company for the year. For Mr. Burgess, this amount also includes the amount of accrued but unused vacation that was paid upon his resignation and the amount of severance payments he received in 2016. See chart below for disclosure of the amounts of each of these items.

(3)	“CCO” stands for Chief Credit Officer.

(4)	“COO” stands for Chief Origination Officer.

(5)	“CAO” stands for Chief Administrative Officer.

(6)	In connection with Mr. Tucker's resignation as Chief Executive Officer of the Company on February 3, 2016, the Company's Board of Directors awarded him a $2.5 million cash bonus.

(7)	“CIO” stands for Chief Investment Officer.

All Other Compensation in the Summary Compensation Table for 2016 above consists of the following:

Name	Year	Company 401(k) Contribution	Company Deferred Comp. Plan Contribution	Deferred Compensation Plan Earnings	Company Paid Life Insurance Premiums	Accrued Unused Vacation	Severance Pay	Total All Other Compensation
E. Ashton Poole	2016	$35,000	$60,000	$19,464	$1,365	$—	$—	$115,829
	2015	$35,000	$60,000	$1,181	$1,365	$—	$—	$97,546
	2014	$34,500	$40,000	$3,961	$1,365	$—	$—	$79,826
Steven C. Lilly	2016	$35,000	$45,000	$36,146	$938	$—	$—	$117,084
	2015	$35,000	$45,000	$3,489	$938	$—	$—	$84,427
	2014	$34,500	$45,000	$24,135	$938	$—	$—	$104,573
Jeffrey A. Dombcik	2016	$35,000	$40,000	$31,295	$885	$—	$—	$107,180
	2015	$35,000	$40,000	$3,005	$885	$—	$—	$78,890
	2014	$34,500	$40,000	$20,626	$885	$—	$—	$96,011
Cary B. Nordan	2016	$35,000	$40,000	$32,220	$880	$—	$—	$108,100
	2015	$35,000	$40,000	$3,112	$880	$—	$—	$78,992
	2014	$34,500	$40,000	$24,544	$880	$—	$—	$99,924
Douglas A. Vaughn	2016	$35,000	$40,000	$31,641	$726	$—	$—	$107,367
	2015	$35,000	$40,000	$3,045	$726	$—	$—	$78,771
	2014	$34,500	$40,000	$20,969	$726	$—	$—	$96,195
Garland S. Tucker, III	2016	$35,000	$—	$57,847	$5,376	$—	$—	$98,223
	2015	$35,000	$75,000	$5,537	$7,277	$—	$—	$122,814
	2014	$34,500	$75,000	$37,850	$7,277	$—	$—	$154,627
Brent P.W. Burgess	2016	$7,950	$—	$41,660	$1,411	$17,308	$43,103	$111,432
	2015	$35,000	$45,000	$4,129	$1,165	$—	$—	$85,294
	2014	$34,500	$45,000	$29,872	$1,165	$—	$—	$110,537

2016 Grants of Plan-Based Awards
The following table summarizes grants of plan-based awards made to our NEOs in 2016.
Grants of Plan-Based Awards in 2016

Name	Grant Date	Stock Awards Number of Shares of Stock	Grant Date Fair Value of Stock
E. Ashton Poole(1)	February 3, 2016	42,500	$745,025
Steven C. Lilly(1)	February 3, 2016	37,000	$648,610
Jeffrey A. Dombcik(1)	February 3, 2016	29,000	$508,370
Cary B. Nordan(1)	February 3, 2016	34,500	$604,785
Douglas A. Vaughn(1)	February 3, 2016	27,000	$473,310
Garland S. Tucker, III(2)	February 3, 2016	47,000	$823,910
Brent P.W. Burgess(3)	February 3, 2016	37,000	$648,610

(1)	Consists of restricted stock which vests over four years from the date of grant. The shares of restricted stock are expected to vest ratably in February of each year, beginning in February of 2017.

(2)	Consists of restricted stock that vested on February 4, 2016 in connection with Mr. Tucker's retirement from his officer positions with the Company.

(3)	Consists of restricted stock that vested on October 25, 2016 in connection with Mr. Burgess' resignation from the Company.
Compensation Mix
As discussed in more detail in the section of this prospectus entitled “Compensation of Directors and Executive Officers - Executive Compensation” above, in 2016, the Company’s compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
In 2016, salaries comprised 23.7%, 21.1%, 22.2%, 20.3%, 22.4%, 9.5% and 28.0% of total compensation for Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn, Tucker and Burgess, respectively. The annual base salary of each NEO is to be determined annually at the discretion of the Compensation Committee. Moreover, in 2016, annual cash bonuses comprised 29.3%, 30.6%, 31.3%, 30.4%, 33.5% and 66.1% of total compensation for Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn and Tucker, respectively. Mr. Burgess did not receive an annual cash bonus for 2016.
Equity Incentive Plan
The restricted stock awards granted to our NEOs during 2016 that appear in the tables above and below were granted pursuant to the Equity Incentive Plan. On March 18, 2008 we received an exemptive order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Equity Incentive Plan and as otherwise set forth in the exemptive order. In 2008, our Board of Directors approved, and the stockholders voted to approve, the Equity Incentive Plan. The Equity Incentive Plan originally reserved up to 900,000 shares for issuance and in 2012 our Board of Directors and stockholders voted to approve an increase in shares of common stock available for issuance under the Equity Incentive Plan by 1,500,000 shares. At our 2017 Annual Meeting of Stockholders, our stockholders approved our Omnibus Incentive Plan, which replaced our Equity Incentive Plan and, among other things, increased the number of shares of common stock available for issuance by 1,600,000 shares. Currently, there are 2,269,467 shares available for issuance under the Omnibus Incentive Plan.
Participants in the Omnibus Incentive Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board of Directors. The basis of such participation is to provide incentives to our employees in order to attract and retain the services of qualified professionals.
The Omnibus Incentive Plan includes provisions allowing the issuance of restricted stock to all key employees consistent with such terms and conditions as the Board of Directors shall deem appropriate, subject to the limitations set forth in the plan. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. With respect to awards issued to our employees, the Board of Directors will determine the time or times at which such shares of restricted stock will vest or the terms on which such shares will vest. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution. The Omnibus Incentive Plan also allows us to issue options to our key employees in the future should our Board of Directors choose to do so.
Our Board of Directors has delegated administration of the Omnibus Incentive Plan to our Compensation Committee, currently comprised solely of three independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board of Directors may abolish the Compensation Committee at any time and revest in our Board of Directors the administration of the Omnibus Incentive Plan. Our Board of Directors administers the Omnibus Incentive Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.
On February 3, 2016, the Board of Directors, upon recommendation of our Compensation Committee, approved grants of restricted stock awards to Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn, Tucker, and Burgess as set forth above. All of these restricted shares of stock were valued at $17.53, the closing price of our common stock on the NYSE on February 3, 2016, the grant date. The restricted share awards granted to Messrs. Poole, Lilly, Dombcik, Nordan and Vaughn vest ratably over four years from the grant date. The restricted share awards granted to Mr. Tucker on February 3, 2016 became fully vested on February 4, 2016 in connection with his retirement from his officer positions with the Company. In addition, the restricted share awards granted to Mr. Burgess on February 3, 2016 became fully vested on October 25, 2016 in connection with his resignation from the Company.
None of these shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board of Directors at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of the Company, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

2016 Outstanding Equity Awards at Fiscal Year End
The following table summarizes the number of outstanding equity awards held by each of our NEOs as of December 31, 2016.
2016 Outstanding Equity Awards at Fiscal Year End

Name	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)
E. Ashton Poole	107,658	(3)	$1,974,448
Steven C. Lilly	92,070	(4)	$1,688,564
Jeffrey A. Dombcik	73,313	(5)	$1,344,560
Cary B. Nordan	81,313	(6)	$1,491,280
Douglas A. Vaughn	70,313	(7)	$1,289,540
Garland S. Tucker, III	—		$—
Brent P.W. Burgess	—		$—

(1)	No restricted stock awards reflected in this column have been transferred.

(2)	The values of the unvested common stock listed are based on a $18.34 closing price of our common stock as reported on the NYSE on December 31, 2016.

(3)
11,000 of the shares will vest ratably on February 4 of each year until February 4, 2018, 33,750 of the shares will vest ratably on February 4 of each year until February 4, 2019, 42,500 of the shares will vest ratably on February 4 of each year until February 4, 2020 and 20,408 of the shares will vest ratably on August 29 of each year until August 29, 2018, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)
8,570 of the shares will vest ratably on February 4 of each year until February 4, 2017, 16,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 30,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 37,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(5)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 14,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 22,500 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 29,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(6)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 15,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 24,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 34,500 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(7)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 15,000 of the shares will vest ratably on February 4 of each year until February 4, 2018, 21,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 27,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

2016 Option Exercises and Stock Vested
The following table summarizes the number of shares of common stock and the value of those shares that vested in 2016 that were awarded to our NEOs.
2016 Option Exercises and Stock Vested

Name	Number of Shares Acquired on Vesting(1)		Value Realized on Vesting
E. Ashton Poole	26,954	(2)	$508,341	(3)
Steven C. Lilly	34,319		$621,517	(4)
Jeffrey A. Dombcik	28,773		$521,079	(4)
Cary B. Nordan	31,089		$563,022	(4)
Douglas A. Vaughn	28,523		$516,552	(4)
Garland S. Tucker, III	169,658		$3,072,506	(4)
Brent P.W. Burgess	131,752	(5)	$2,515,693	(6)

(1)
Number of Shares Acquired upon Vesting is calculated prior to the withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy his tax withholding obligations by having the Company withhold a portion of his vesting shares.

(2)	16,750 of these shares vested on February 4, 2016 and 10,204 of these shares vested on August 29, 2016.

(3)
Values realized are based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016 and on the closing market price of our common stock of $20.09, as reported on the NYSE on August 29, 2016.

(4)	Based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016.

(5)	38,468 of these shares vested on February 4, 2016 and 93,284 of these shares vested on October 25, 2016.

(6)
Values realized are based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016 and on the closing market price of our common stock of $19.50, as reported on the NYSE on October 25, 2016.

Nonqualified Deferred Compensation for 2016
The following table sets forth information concerning compensation earned by our NEO’s for 2016 under the Company’s Executive Deferred Compensation Plan.

Name	Executive Contributions in 2016 ($)	Registrant Contributions in 2016 ($)(1)	Aggregate Earnings in 2016 ($)(2)	Aggregate Withdrawals/ Distributions in 2016 ($)	Aggregate Balance at 12/31/2016 ($)(3)
E. Ashton Poole	$—	$60,000	$19,464	$—	$144,606
Steven C. Lilly	$—	$45,000	$36,146	$—	$310,213
Jeffrey A. Dombcik	$—	$40,000	$31,295	$—	$267,930
Cary B. Nordan	$—	$40,000	$32,220	$—	$276,593
Douglas A. Vaughn	$—	$40,000	$31,641	$—	$271,165
Garland S. Tucker, III	$—	$75,000	$57,847	$—	$494,582
Brent P.W. Burgess	$—	$45,000	$41,660	$—	$361,845

(1)
Represents amounts earned for 2015 and contributed to the Executive Deferred Compensation Plan in 2016. All of the amounts shown in this column are also reported in the 2015 line in the “All Other Compensation” column of the Summary Compensation Table.

(2)
Represents earnings on Executive Deferred Compensation Plan balances during 2016. All of the amounts shown in this column are also reported in the “All Other Compensation” column of the Summary Compensation Table for 2016.

(3)	All amounts were included in amounts reported in the “All Other Compensation” column of the Summary Compensation Table in 2016 or a prior year.
During the first quarter of 2012, the Compensation Committee of the Board of Directors approved the Company’s adoption of a non-qualified deferred compensation plan for certain senior executive officers and key employees, including the NEOs (the “Executive Deferred Compensation Plan”). The Executive Deferred Compensation Plan is an unfunded plan maintained for the purpose of providing participating executives with additional deferred compensation. Pursuant to the Executive Deferred Compensation Plan, the Company will contribute certain amounts for the benefit of the participating executives from time to time. In the future, the Company may allow participating executives to elect to contribute on a pre-tax basis up to 50% of their base salary and up to 100% of their cash bonus. The Company may elect to match a portion of such contributions. Contributions to the Executive Deferred Compensation Plan will earn a fixed rate of return. This rate of return is currently determined to equal the rate of return of a hypothetical investment in a mutual fund providing a return equal to the S&P Total Return Index. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution. Distributions to participants are generally payable upon termination of employment.

Potential Payments upon Termination or Change in Control
This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Omnibus Incentive Plan); or

•	occurrence of a change in control in the Company (as defined in the Omnibus Incentive Plan).
Effective February 2009, as a result of the determination by our Compensation Committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes any payments or other benefits to which our NEOs would be entitled, without employment agreements, following a termination of employment and/or upon a change in control of the Company. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees.
The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2016 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $18.34, which was the closing price per share of our common stock on the NYSE on December 31, 2016 and these amounts could be paid lump sum by us should the triggering event occur below. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below, if any. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.
Stock Awards

	Termination For Cause		Termination from Death, from Disability or Occurrence of Change in Control
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Ashton Poole	—	$—	107,658	$1,974,448
Steven C. Lilly	—	$—	92,070	$1,688,564
Jeffrey A. Dombcik	—	$—	73,313	$1,344,560
Cary B. Nordan	—	$—	81,313	$1,491,280
Douglas A. Vaughn	—	$—	70,313	$1,289,540
Garland S. Tucker, III	—	$—	—	$—
Brent P.W. Burgess	—	$—	—	$—

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The 1940 Act prohibits certain transactions between us, Triangle SBIC, Triangle SBIC II, and Triangle SBIC III, as well as our and their affiliates, without first obtaining an exemptive order from the SEC. We and Triangle SBIC initially filed a joint exemptive application with the SEC in 2007 and then received exemptive relief to our amended exemptive application in 2008. In 2010, we jointly filed with Triangle SBIC and Triangle SBIC II another amendment to the exemptive application requesting relief under various sections of the 1940 Act to permit us, as the BDC parent, our current SBIC subsidiaries and, to the extent applicable, any of our future wholly-owned subsidiaries, to operate effectively as one company for 1940 Act regulatory purposes. Specifically, the application requested relief to (a) engage in certain transactions with each other, (b) invest in securities in which the other is an investor and engage in transactions with portfolio companies that would not otherwise be prohibited as one company, (c) be subject to modified consolidated asset coverage requirements for senior securities issued by each of us and (d) where such reporting is required for one of Triangle Capital Corporation’s current or future wholly-owned subsidiaries, allow such subsidiary to file reports under the Exchange Act on a consolidated basis with Triangle Capital Corporation. On October 22, 2010, the SEC issued an exemptive relief order approving our requests.
In addition, under current SEC rules and regulations, BDCs may not grant options or restricted stock to directors who are not officers or employees of the BDC. Similarly, under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. In March 2008, we received an exemptive relief order from the SEC that (a) permits us to grant restricted stock to our independent directors as a part of their compensation for service on our Board and (b) permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees. On March 21, 2013, we received an order from the SEC granting us exemptive relief to permit an increase in our annual grant of restricted stock to our non-employee directors to $50,000 of restricted stock based on the closing stock price of our common stock on the date of grant. Our stockholders approved this amendment at the 2013 Annual Meeting of Stockholders.
For information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.
Related Party Transactions Policy and Procedures
We have procedures in place for the review, approval and monitoring of transactions involving us and certain related persons whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or, when required, exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis. Our Audit Committee reviews and approves any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).
In addition, our code of business conduct and ethics, which has been approved by the Board of Directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer.
The Nominating and Corporate Governance Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors.

Certain Transactions With or Involving Related Persons
Garland S. Tucker, III, an interested director of the Company, is the father-in-law of Douglas A. Vaughn, a Senior Managing Director and the Chief Administrative Officer of the Company. Information with respect to Mr. Tucker’s and Mr. Vaughn's compensation is detailed under “Compensation of Directors and Executive Officers - Executive Officer Compensation.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth information with respect to the beneficial ownership of our common stock as of September 27, 2017 by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of September 27, 2017, we are not aware of any 5% beneficial owners of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that is currently exercisable or exercisable within 60 days of September 27, 2017. Percentage of beneficial ownership is based on 47,740,832 shares of common stock outstanding as of September 27, 2017. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)(4)
Executive Officers and Interested Directors
E. Ashton Poole	206,051	(5)	*	over $100,000
Steven C. Lilly	272,498	(6)	*	over $100,000
Jeffrey A. Dombcik	159,132	(7)	*	over $100,000
Cary B. Nordan	185,666	(8)	*	over $100,000
Douglas A. Vaughn	185,203	(9)	*	over $100,000
Garland S. Tucker, III	210,917	(10)	*	over $100,000
Independent Directors
W. McComb Dunwoody	108,972	(11)	*	over $100,000
Mark M. Gambill	28,449	(11)	*	over $100,000
Benjamin S. Goldstein	57,822	(11)	*	over $100,000
Mark F. Mulhern	5,194	(11)	*	$50,001 - $100,000
Simon B. Rich, Jr.	96,155	(12)	*	over $100,000
All directors and executive officers as a group	1,516,059		3.4%	over $100,000

* Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Based on a total of 47,740,832 shares issued and outstanding as of September 27, 2017.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)	The dollar range of equity securities beneficially owned is based on a stock price of $14.08 per share as of September 27, 2017.

(5)	Includes 123,579 shares of unvested restricted stock and 3,782 shares held by Mr. Poole's wife.

(6)	Includes 101,000 shares of unvested restricted stock.

(7)	Includes 83,000 shares of unvested restricted stock.

(8)	Includes 91,625 shares of unvested restricted stock.

(9)	Includes 80,750 shares of unvested restricted stock and 28,963 shares held by Mr. Vaughn's wife.

(10)	Includes 69,237 shares held by Mr. Tucker’s wife.

(11)	Includes 2,694 shares of unvested restricted stock.

(12)	Includes 2,694 shares of unvested restricted stock and 5,590 shares held by Mr. Rich’s wife.
In addition, our Board of Directors maintains requirements with respect to equity ownership by our CEO, our named executive officers, and our independent directors. As a result, our CEO must own fully vested shares of our common stock equal to a minimum of five times the amount of his annual base salary, our named executive officers must own fully vested shares of our common stock equal to a minimum of four times the amount of their annual base salaries and our independent directors must own fully vested shares of our common stock equal to a minimum of two times their annual retainer fees (including both cash and equity components). Our CEO, our named executive officers, and our independent directors are required to achieve these share ownership requirements after five years of service.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On May 3, 2017, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from NAV per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 Annual Meeting of Stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
We will not sell or otherwise issue shares under a prospectus supplement to the post-effective amendment to the registration statement of which this prospectus forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $15.00 and we have 30 million shares outstanding, a sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales or other issuances by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering;

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value.The acronym “NAV” stands for “net asset value.”

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%

Impact On Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.
The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution / Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—	2,500	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.20%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—	$25	—
Total Dilution / Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—	$19,975	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Dilution / Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—	$7.99	—
Percentage Dilution / Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%	—	79,900.00%

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders, unless a common stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action will be required on the part of a registered common stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered common stockholder may elect to receive an entire dividend in cash by notifying Computershare, Inc., the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the Plan Administrator no later than the record date for dividends to common stockholders. The Plan Administrator will set up an account for shares acquired through the plan for each common stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a common stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those common stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange, or the NYSE, on the dividend payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the Plan Administrator’s fees under the plan. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Common stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A common stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the common stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. common stockholder’s account.
Participants may terminate their accounts under the plan by notifying the Plan Administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233, or by calling the Plan Administrator at (866) 228-7201.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 47,740,832 shares were outstanding as of September 29, 2017. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
SBA Leverage
Debentures issued by our SBIC subsidiaries and guaranteed by the SBA generally have a maturity of ten years, with interest payable semi-annually. As of June 30, 2017, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and $350.0 million for a group of SBICs under common control, subject to SBA approval. As of June 30, 2017, Triangle SBIC had issued the maximum $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. The weighted average interest rate for all SBA-guaranteed debentures as of June 30, 2017 was 3.90%.
Outstanding Securities
Set forth below are our outstanding classes of securities as of June 30, 2017.

Title of Class	Amount Authorized		Amount held by Company or for its Account	Amount Outstanding
Common Stock	150,000,000		—	47,745,674
SBA-Guaranteed Debentures	$350,000,000	(1)	—	$250,000,000
December 2022 Notes	$80,500,000		—	$80,500,000
March 2022 Notes	$86,250,000		—	$86,250,000

(1)	For more information regarding our limitations as to SBA-guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” below.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.
Provisions of The Maryland General Corporation Law and Charter And Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Director Terms; Election of Directors
Our charter provides that the term of each director is one year unless and until the Board of Directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that in uncontested elections, directors are elected if the number of votes cast for such nominee's election exceed the number of votes cast against such nominee's election. In a contested election (i.e., the number of nominees exceeded the number of directors to be elected), directors would be elected by a plurality of votes cast in such election. Pursuant to our corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election, and in such event the Board of Directors will act within 90 days following certification of the shareholder vote to determine whether to accept the director’s resignation. These procedures are described in more detail in our corporate governance guidelines, which are available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com. The Board of Directors may consider any factors it deems relevant in deciding whether to accept a director’s resignation. If a director’s resignation offer is not accepted by the Board of Directors, the Company expects that such director would continue to serve until Triangle’s next Annual Meeting of stockholders or until his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal.   Any director nominee who is not an incumbent director and who does not receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on the Board of Directors. The Board of Directors, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to the Bylaws or decrease the size of the Board of Directors to eliminate the vacancy. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter permits only as set forth in our bylaws or in the terms of any class or series of preferred stock). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meeting of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or the Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights, unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Control Share Acquisitions
The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act. Our Board of Directors has not adopted and does not presently intend to adopt such a resolution.

Subtitle 8
Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent directors to elect to be subject by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors and which the vacancy occurred and

•	a majority requirement for the calling of a special meeting of stockholders.
Pursuant to Subtitle 8, we have elected to provide that vacancies on our Board of Directors may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (a) require a two-thirds vote for the removal any director from the Board, (b) vest in the Board the exclusive power to fix the number of directorships and (c) require, unless called by our Board of Directors or certain of our officers, the request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of additional material U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of additional material U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2011 Annual Meeting of Stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of additional material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
In October 2012, we issued $70.0 million in aggregate principal amount of our 6.375% notes due December 2022, or the “December 2022 Notes.” In November 2012, we issued an additional $10.5 million of December 2022 Notes. Net proceeds from the two issuances of December 2022 Notes were $77.8 million after deducting the underwriting discount and offering expenses. The December 2022 Notes are listed on the New York Stock Exchange under the symbol “TCCA.” The December 2022 Notes will mature on December 15, 2022. The principal payable at maturity will be 100.00% of the aggregate principal amount. The interest rate of the December 2022 Notes is 6.375% per year and is paid every March 15, June 15, September 15 and December 15 commencing June 15, 2012, and the regular record dates for interest payments are every March 1, June 1, September 1 and December 1 commencing December 15, 2012. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The indenture does not contain any provisions that give the holder of our December 2022 Notes protection in that event we issue a large amount of debt or we are acquired by another entity. The initial interest period was the period from and including the issuance date to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. We issued the December 2022 Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof. The December 2022 Notes are not subject to any sinking fund and holders of the December 2022 Notes do not have the option to have the December 2022 Notes repaid prior to the stated maturity date.
In February 2015, we issued $86.25 million in aggregate principal amount of our 6.375% notes due March 2022, or the “March 2022 Notes” and, together with the December 2022 Notes, the “Notes.” Net proceeds from the issuances of March 2022 Notes were $83.6 million after deducting the underwriting discount and offering expenses. The March 2022 Notes are listed on the New York Stock Exchange under the symbol “TCCB.” The March 2022 Notes will mature on March 15, 2022. The principal payable at maturity will be 100.00% of the aggregate principal amount. The interest rate of the March 2022 Notes is 6.375% per year and is paid every March 15, June 15, September 15 and December 15 commencing March 15, 2015, and the regular record dates for interest payments are every March 1, June 1, September 1 and December 1 commencing March 1, 2015. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The indenture does not contain any provisions that give the holder of our March 2022 Notes protection in that event we issue a large amount of debt or we are acquired by another entity. The initial interest period was the period from and including the issuance date to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. We issued the March 2022 Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof. The March 2022 Notes are not subject to any sinking fund and holders of the March 2022 Notes do not have the option to have the March 2022 Notes repaid prior to the stated maturity date.
The Notes are our direct unsecured obligations and rank: (i) pari passu with our future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Credit Facility; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Company’s two SBIC subsidiaries.
The December 2022 Notes and March 2022 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2015 and March 15, 2018, respectively, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25.00 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.
The holder of our Notes may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, the holder will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of such holder’s remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.
If we redeem only some of the Notes, The Bank of New York Mellon Trust Company, N.A., the trustee for the Notes, or the Trustee, will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act to the extent applicable and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

The Trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the Trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the December 2022 Notes or a majority in principal amount of the March 2022 Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or event of default. Holders of the Notes may bypass the Trustee and bring a lawsuit or other formal legal action or take other steps to enforce rights or protect interests relating to the Notes in certain circumstances.
Under the indentures governing the Notes, there are certain events of default, the occurrence of which may lead to the Notes being due and payable immediately. An event of default under the indenture could have a material adverse effect on our business, financial conditions and results of operations.
We may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and The Bank of New York Mellon Trust Company, N.A., a financial institution acting as trustee on behalf of investors, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors. Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities we have and may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
If we offer additional debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other material terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement, which will accompany this prospectus, states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.
Payment
Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
Investors will have rights if an Event of Default occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.

•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.

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We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.00% of the principal amount of debt securities of the issuer.

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.00%.

•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs
Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.00% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.

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The holders of at least 25.00% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring the Holder’s Approval
First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair the holder’s right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

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modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.
Further Details Concerning Voting
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Resignation of Trustee
The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination and Senior Indebtedness
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.
“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee Under the Indenture
The Bank of New York Mellon Trust Company, N.A., serves as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures
Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company (“DTC”) will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct

Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS
As will be specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination and offer such units to the public. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
We will ensure that any issuance of third party securities other than U.S. Treasuries complies with SEC interpretive guidance.
If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current net asset value per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current net asset value per share if: (1) the majority of our Board of Directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current net asset value per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the Section 63 requirements are met, the price per share of common stock included in a unit may be below the Company’s then current net asset value per share. See “Sales of Common Stock Below Net Asset Value” for more information.
Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current net asset value per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.
Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.
Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the net asset value per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our securities. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in our securities. For example, we have not described tax consequences that we assume to be known generally by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships and other pass-through entities, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).
If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner or member and the activities of the partnership. A prospective stockholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation in Connection with Holding Securities other than our Common Stock
We intend to describe in any prospectus supplement related to the offering of preferred stock, units, debt securities, warrants or rights offerings to purchase our common stock or preferred stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities.
Election to be Taxed as a RIC
We have qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our tax treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify for tax treatment as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.
Taxation as a RIC
Provided that we maintain our tax treatment as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98.0% of our ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.
In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.
In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test (the "Taxable Subsidiaries"). Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred Loan Origination Fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to maintain RIC tax treatment and thus become subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the PFIC in the same taxable year to which the inclusion relates.
Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to maintain our tax treatment as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,” however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our tax treatment as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, publicly offered RICs may treat distributions payable in cash or in shares of stock at the election of stockholders as taxable dividends. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution.
If we decide to make any distributions consistent with this published guidance that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Taxation of U.S. Stockholders
Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S.

federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which generally is our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” at a maximum federal income tax rate of 20% provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which generally is our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum federal income tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.
Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.
In general, non-corporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax at a maximum rate of 20%) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.
Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of, shares of our common stock.
A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax, or backup withholding at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust or a partnership with at least one non-corporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. No withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our stockholders as "interest-related dividends" or "short-term capital gains dividends," (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No certainty can be provided that any of our distributions will be eligible for this exception.
Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.
A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure To Obtain RIC Tax Treatment
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify for tax treatment as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).
If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. stockholders, generally at a maximum federal income tax rate applicable to qualified dividend income of 20%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify for tax treatment as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 5-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on such built-in gain.
Possible Legislative or Other Actions Affecting Tax Considerations
Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.
State and Local Tax Treatment
The state and local tax treatment may differ from federal income tax treatment.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION
The following is a general summary of the material regulatory provisions affecting BDCs. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Both we and Triangle SBIC individually have elected to be regulated as BDCs under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
In addition, the 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a) is organized under the laws of, and has its principal place of business in, the United States;
(b) is not an investment company (other than an SBIC wholly-owned by the BDC) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c) satisfies any of the following:
(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;
(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million;
(iv) does not have any class of securities listed on a national securities exchange; or
(v) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million.
(2) Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3) Securities of any eligible portfolio company that we control.
(4) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance (other than conventional lending or financing arrangements).
(5) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.
(6) Securities received in exchange for or distributed on or with respect to securities described in (1) through (5) above, or pursuant to the exercise of warrants or rights relating to such securities.

(7) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available “significant managerial assistance” means, among other things, any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification tests required to maintain our tax treatment as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our tax treatment as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted, pursuant to Rule 17j-1 of the 1940 Act, a code of ethics, which we call our “Code of Business Conduct and Ethics,” and corporate governance guidelines, which collectively cover ethics and business conduct. These documents apply to our directors, officers and employees, establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with certain requirements. Our Code of Business Conduct and Ethics and corporate governance guidelines are publicly available on the Investor Relations section of our website under “Corporate Governance” at http://tcap.client.shareholder.com/governance.cfm. You may read and copy the code of ethics or any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330 or (202) 942-8090. In addition, the code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our code of ethics, after paying a duplicating fee, by electronic request at the following URL: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. We will report any material amendments to or waivers of a required provision of our Code of Business Conduct and Ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K. Information contained on our website is not incorporated by reference into this prospectus and any prospectus supplement, and you should not consider that information to be part of this prospectus.
Proxy Voting Policies and Procedures
We vote proxies relating to our portfolio securities in a manner which we believe will be in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612 or by calling our investor relations department collect at (919) 719-4770.
Other
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.
We are periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures. See “Management — Compliance Policies and Procedures.”
Small Business Administration Regulations
Triangle SBIC, Triangle SBIC II and Triangle SBIC III are licensed by the Small Business Administration, or SBA, to operate as Small Business Investment Companies, or SBICs, under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC’s SBIC license became effective on September 11, 2003, Triangle SBIC II’s SBIC license became effective on May 26, 2010 and Triangle SBIC III’s SBIC license became effective on January 6, 2017.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC and Triangle SBIC II have typically invested in senior and subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.
Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote at least 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, subject to certain limitations, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in certain prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 30.0% of the SBIC’s regulatory capital (as defined by the SBA) in any one portfolio company.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.
An SBIC (or group of SBICs under common control) can currently have outstanding at any time debentures guaranteed by the SBA in amounts up to two times (and in certain cases, up to three times) the amount of its regulatory capital, which generally is the amount raised from private investors. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. As of September 28, 2017, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and by a group of SBICs under common control was $350.0 million, subject to SBA approval.
As of June 30, 2017, Triangle SBIC had issued the maximum $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. The weighted average interest rate for all SBA-guaranteed debentures as of June 30, 2017 was 3.90%. As of June 30, 2017, all SBA-guaranteed debentures were pooled.
SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA. Triangle SBIC and Triangle SBIC II were audited by the SBA during 2016, and there were no unresolved findings from the audit.
Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.
Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance
We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and separately, our independent registered public accounting firm audits our internal controls over financial reporting; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The New York Stock Exchange Corporate Governance Regulations
The NYSE has adopted corporate governance regulations that listed companies must comply with. We believe we currently are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

PLAN OF DISTRIBUTION
We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
On May 3, 2017, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 3, 2018 or the date of our 2018 Annual Meeting of Stockholders. The proposal did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NYSE, or another exchange on which our common stock is traded.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by Branch Banking and Trust Company and Fifth Third Bank. The addresses of the custodians are: Branch Banking and Trust Company, Attn: Institutional Services Trust Operations, 223 West Nash Street, Wilson, NC 27893; and Fifth Third Bank, Attn: Custody Services, 201 North Tryon Street, Ste. 1800, Charlotte, NC 28202. Computershare, Inc. acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is Computershare, Inc., PO Box 505000, Louisville, Kentucky, 40233, telephone number: (866) 228-7201.
BROKERAGE ALLOCATION AND OTHER PRACTICES
We did not pay any brokerage commissions during the three years ended December 31, 2016 in connection with the acquisition and/or disposal of our investments. We generally acquire and dispose of our investments in privately negotiated transactions; therefore, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if we use a broker, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, an independent registered public accounting firm whose address is 4131 ParkLake Avenue, Suite 500, Raleigh, North Carolina 27612, has audited our consolidated financial statements and financial highlights at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, as set forth in their report. We have included our consolidated financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

TRIANGLE CAPITAL CORPORATION

F-i

TRIANGLE CAPITAL CORPORATION
Consolidated Balance Sheets

	June 30, 2017	December 31, 2016
	(Unaudited)
Assets:
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $986,706,846 and $888,974,154 as of June 30, 2017 and December 31, 2016, respectively)	$956,156,761	$857,604,639
Affiliate investments (cost of $201,879,074 and $162,539,224 as of June 30, 2017 and December 31, 2016, respectively)	190,754,277	161,510,773
Control investments (cost of $63,696,899 and $45,418,113 as of June 30, 2017 and December 31, 2016, respectively)	22,401,769	18,791,769
Total investments at fair value	1,169,312,807	1,037,907,181
Cash and cash equivalents	64,999,516	107,087,663
Interest, fees and other receivables	9,155,222	10,189,788
Prepaid expenses and other current assets	1,933,748	1,659,570
Deferred financing fees	5,372,998	2,699,960
Property and equipment, net	96,422	106,494
Total assets	$1,250,870,713	$1,159,650,656
Liabilities:
Accounts payable and accrued liabilities	$3,589,695	$6,797,244
Interest payable	4,137,636	3,996,940
Taxes payable	—	489,691
Deferred income taxes	955,545	2,053,701
Borrowings under credit facility	125,315,242	127,011,475
Notes	163,076,680	162,755,381
SBA-guaranteed debentures payable	245,850,941	245,389,966
Total liabilities	542,925,739	548,494,398
Commitments and contingencies (Note 7)
Net Assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 47,745,674 and 40,401,292 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively)	47,746	40,401
Additional paid-in capital	821,351,998	686,835,054
Net investment income in excess of (less than) distributions	(150,341)	5,884,512
Accumulated realized losses	(32,361,001)	(24,211,594)
Net unrealized depreciation	(80,943,428)	(57,392,115)
Total net assets	707,944,974	611,156,258
Total liabilities and net assets	$1,250,870,713	$1,159,650,656
Net asset value per share	$14.83	$15.13

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Operations

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Investment income:
Interest income:
Non-Control / Non-Affiliate investments	$21,655,040	$17,486,022	$42,125,877	$35,668,676
Affiliate investments	3,879,585	3,356,738	7,251,720	6,741,107
Control investments	310,611	267,298	580,147	460,914
Total interest income	25,845,236	21,110,058	49,957,744	42,870,697
Dividend income:
Non-Control / Non-Affiliate investments	980,004	48,589	1,261,233	(1,198,171)
Affiliate investments	104,244	302,207	104,244	462,262
Control investments	—	300,000	—	300,000
Total dividend income	1,084,248	650,796	1,365,477	(435,909)
Fee and other income:
Non-Control / Non-Affiliate investments	958,416	2,452,792	2,875,654	4,076,678
Affiliate investments	171,025	226,551	471,289	536,566
Control investments	100,000	100,000	200,000	200,000
Total fee and other income	1,229,441	2,779,343	3,546,943	4,813,244
Payment-in-kind interest income:
Non-Control / Non-Affiliate investments	2,153,265	2,731,689	4,792,647	5,653,293
Affiliate investments	757,471	1,094,522	1,495,937	2,083,735
Total payment-in-kind interest income	2,910,736	3,826,211	6,288,584	7,737,028
Interest income from cash and cash equivalents	144,106	55,452	245,789	92,670
Total investment income	31,213,767	28,421,860	61,404,537	55,077,730
Operating expenses:
Interest and other financing fees	7,113,827	6,764,654	14,024,130	13,283,224
Compensation expenses	3,575,406	4,096,472	7,825,819	13,546,965
General and administrative expenses	1,173,572	1,221,821	2,384,193	2,310,545
Total operating expenses	11,862,805	12,082,947	24,234,142	29,140,734
Net investment income	19,350,962	16,338,913	37,170,395	25,936,996
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control / Non-Affiliate investments	5,258,024	5,621,127	(7,102,311)	6,205,914
Affiliate investments	(88,472)	(1,683,731)	3,444,344	(1,682,304)
Control investments	—	—	(4,491,440)	—
Net realized gains (losses)	5,169,552	3,937,396	(8,149,407)	4,523,610
Net unrealized depreciation:
Investments	(25,719,104)	(13,529,964)	(22,847,546)	(10,445,641)
Foreign currency borrowings	(524,975)	(59,268)	(703,767)	(911,791)
Net unrealized depreciation	(26,244,079)	(13,589,232)	(23,551,313)	(11,357,432)
Net realized and unrealized losses on investments and foreign currency borrowings	(21,074,527)	(9,651,836)	(31,700,720)	(6,833,822)
Tax benefit (provision)	(304,181)	(250)	(304,181)	10,911
Net increase (decrease) in net assets resulting from operations	$(2,027,746)	$6,686,827	$5,165,494	$19,114,085
Net investment income per share—basic and diluted	$0.41	$0.49	$0.82	$0.77
Net increase (decrease) in net assets resulting from operations per share—basic and diluted	$(0.04)	$0.20	$0.11	$0.57
Dividends/distributions per share:
Regular quarterly dividends/distributions	$0.45	$0.45	$0.90	$0.99
Total dividends/distributions per share	$0.45	$0.45	$0.90	$0.99
Weighted average shares outstanding—basic and diluted	47,695,007	33,584,466	45,232,916	33,532,406

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Changes in Net Assets

	Common Stock		Additional Paid-In Capital	Investment Income in Excess of Distributions	Accumulated Realized Gains (Losses) on Investments	Net Unrealized Depreciation	Total Net Assets
	Number of Shares	Par Value
Balance, December 31, 2015	33,375,126	$33,375	$549,242,439	$16,127,141	$(25,813,329)	$(31,221,871)	$508,367,755
Net investment income	—	—	—	25,936,996	—	—	25,936,996
Stock-based compensation	—	—	5,886,490	—	—	—	5,886,490
Realized gain (loss) on investments	—	—	—	—	4,523,610	(4,650,931)	(127,321)
Net unrealized loss on investments / foreign currency	—	—	—	—	—	(6,706,501)	(6,706,501)
Tax benefit	—	—	—	10,911	—	—	10,911
Dividends / distributions	82,848	82	1,590,073	(33,223,739)	—	—	(31,633,584)
Issuance of restricted stock	364,605	365	(365)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(192,384)	(192)	(3,483,882)	—	—	—	(3,484,074)
Balance, June 30, 2016	33,630,195	$33,630	$553,234,755	$8,851,309	$(21,289,719)	$(42,579,303)	$498,250,672

	Common Stock		Additional Paid-In Capital	Investment Income in Excess of (Less Than) Distributions	Accumulated Realized Losses on Investments	Net Unrealized Depreciation	Total Net Assets
	Number of Shares	Par Value
Balance, December 31, 2016	40,401,292	$40,401	$686,835,054	$5,884,512	$(24,211,594)	$(57,392,115)	$611,156,258
Net investment income	—	—	—	37,170,395	—	—	37,170,395
Stock-based compensation	—	—	2,975,888	—	—	—	2,975,888
Realized gain (loss) on investments	—	—	—	—	(8,149,407)	9,943,707	1,794,300
Net unrealized loss on investments / foreign currency	—	—	—	—	—	(33,495,020)	(33,495,020)
Tax provision	—	—	—	(304,181)	—	—	(304,181)
Dividends / distributions	91,366	91	1,637,467	(42,901,067)	—	—	(41,263,509)
Public offering of common stock	7,000,000	7,000	132,017,463	—	—	—	132,024,463
Issuance of restricted stock	360,470	361	(361)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(107,454)	(107)	(2,113,513)	—	—	—	(2,113,620)
Balance, June 30, 2017	47,745,674	$47,746	$821,351,998	$(150,341)	$(32,361,001)	$(80,943,428)	$707,944,974

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Cash Flows

	Six Months Ended	Six Months Ended
	June 30, 2017	June 30, 2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,165,494	$19,114,085
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of portfolio investments	(250,992,360)	(75,444,437)
Repayments received/sales of portfolio investments	88,758,765	119,484,196
Loan origination and other fees received	3,830,367	1,622,991
Net realized (gain) loss on investments	8,149,407	(4,523,610)
Net unrealized depreciation on investments	23,945,702	10,058,066
Net unrealized depreciation on foreign currency borrowings	703,767	911,791
Deferred income taxes	(1,098,156)	387,577
Payment-in-kind interest accrued, net of payments received	(2,717,697)	(1,993,156)
Amortization of deferred financing fees	1,214,363	1,069,711
Accretion of loan origination and other fees	(2,234,150)	(2,550,623)
Accretion of loan discounts	(145,660)	(199,697)
Accretion of discount on SBA-guaranteed debentures payable	—	31,899
Depreciation expense	35,312	33,432
Stock-based compensation	2,975,888	5,886,490
Changes in operating assets and liabilities:
Interest, fees and other receivables	1,034,566	(4,533,464)
Prepaid expenses and other current assets	(274,178)	(956,646)
Accounts payable and accrued liabilities	(3,207,549)	(4,089,336)
Interest payable	140,696	127,007
Taxes payable	(489,691)	(735,498)
Net cash provided by (used in) operating activities	(125,205,114)	63,700,778
Cash flows from investing activities:
Purchases of property and equipment	(25,240)	(47,254)
Net cash used in investing activities	(25,240)	(47,254)
Cash flows from financing activities:
Borrowings under SBA-guaranteed debentures payable	—	32,800,000
Repayments of SBA-guaranteed debentures payable	—	(7,800,000)
Borrowings under credit facility	83,700,000	68,901,849
Repayments of credit facility	(86,100,000)	(49,000,000)
Financing fees paid	(3,105,127)	(1,123,400)
Net proceeds related to public offering of common stock	132,024,463	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(2,113,620)	(3,484,074)
Cash dividends/distributions paid	(41,263,509)	(31,633,584)
Net cash provided by financing activities	83,142,207	8,660,791
Net increase (decrease) in cash and cash equivalents	(42,088,147)	72,314,315
Cash and cash equivalents, beginning of period	107,087,663	52,615,418
Cash and cash equivalents, end of period	$64,999,516	$124,929,733
Supplemental disclosure of cash flow information:
Cash paid for interest	$12,126,129	$11,625,782
Summary of non-cash financing transactions:
Dividends/distributions paid through DRIP share issuances	$1,637,558	$1,590,155

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
ACA Holdings LLC (0%)*	Security Company	Preferred Units (2,000,000 units)		$2,000,000	$—
				2,000,000	—

Access Medical Acquisition, Inc. (2%)*	Operator of Primary Care Clinics	Subordinated Notes (10% Cash, 2% PIK, Due 01/22)	$13,819,514	13,611,225	13,611,225
		Class A Units (1,500,000 units)		901,026	3,382,000
			13,819,514	14,512,251	16,993,225

Aden & Anais Holdings, Inc. (0%)*	Baby Products	Common Stock (20,000 shares)		2,000,000	1,512,000
				2,000,000	1,512,000

Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producer	Subordinated Note (12% Cash, Due 11/21)	13,168,124	13,057,984	13,168,124
		Common Units (1,250 units)		1,250,000	7,096,000
			13,168,124	14,307,984	20,264,124

AM General, LLC (4%)*	Defense Manufacturing	Senior Note (8.3% Cash, Due 12/21)	9,500,000	9,362,397	9,455,000
		Second Lien Term Note (12.8% Cash, Due 06/22)	20,000,000	19,439,081	19,736,000
			29,500,000	28,801,478	29,191,000

Avantor Performance Materials Holdings, LLC (2%)*	Life Sciences and Advanced Technologies	Second Lien Term Note (9.3% Cash, Due 03/25)	15,000,000	14,853,217	15,081,000
			15,000,000	14,853,217	15,081,000

AVL Holdings, Inc. (0%)*	Manufacturer and Distributor for Independent Artists and Authors	Common Stock (138 shares)		1,300,000	1,759,000
				1,300,000	1,759,000

Baker Hill Acquisition, LLC (2%)*	Loan Origination Software Solutions Provider	Second Lien Term Notes (12.2% Cash, Due 03/21)	13,500,000	13,350,486	11,727,000
		Delayed Draw Term Note (12.2% Cash, Due 03/21)	1,500,000	1,500,000	1,500,000
		Limited Partnership Interest		1,498,500	155,000
			15,000,000	16,348,986	13,382,000

Cafe Enterprises, Inc. (2%)*	Restaurant	Second Lien Term Note (10% Cash, Due 03/19)	500,000	500,000	500,000
		Subordinated Note (7% Cash, 7% PIK, Due 09/19)(5)	14,378,444	13,999,989	10,139,000
		Series C Preferred Stock (10,000 shares)		1,000,000	—
			14,878,444	15,499,989	10,639,000

Captek Softgel International, Inc. (2%)*	Nutraceutical Manufacturer	Subordinated Note (10% Cash, 2.5% PIK, Due 06/21)	15,582,226	15,348,620	15,348,620
		Common Stock (15,000 shares)		1,500,000	1,500,000
			15,582,226	16,848,620	16,848,620

Carolina Beverage Group, LLC (0%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	957,000
				119,735	957,000

Centerfield Media Holding Company (0%)*	Digital Marketing	Common Shares (500 shares)		500,000	1,110,000
				500,000	1,110,000

CIBT Global, Inc. (1%)*	Provider of Mobility Services	Second Lien Term Note (8.8% Cash, Due 06/25)	10,000,000	9,900,000	9,900,000
			10,000,000	9,900,000	9,900,000

Community Intervention Services, Inc. (1%)*	Provider of Behavioral Health Services	Subordinated Note (7% Cash, 6% PIK, Due 01/21) (6)	19,642,239	17,732,558	10,391,000
			19,642,239	17,732,558	10,391,000

Constellis Holdings, LLC (1%)*	Provider or Security and Risk Services	Second Lien Term Note (10.2% Cash, Due 04/25)	5,000,000	4,926,558	4,926,558
			5,000,000	4,926,558	4,926,558

CPower Ultimate HoldCo, LLC (0%)*	Demand Response Business	Units (345,542 units)		345,542	345,542
				345,542	345,542

CWS Holding Company, LLC (0%)*	Manufacturer of Custom Windows and Sliding Doors	Class A Units (1,500,000 units)		1,500,000	1,927,000
				1,500,000	1,927,000

Data Source Holdings, LLC (0%)*	Print Supply Chain Management Services	Common Units (47,503 units)		1,000,000	1,027,000
				1,000,000	1,027,000

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Del Real, LLC (2%)*	Hispanic Refrigerated Foods Company	Subordinated Note (11% Cash, Due 04/23)	$14,000,000	$13,743,172	$13,743,172
		Class A Units (3,000,000 units)		3,000,000	3,477,000
			14,000,000	16,743,172	17,220,172

Dimora Brands, Inc. (2%)*	Hardware Designer and Distributor	Second Lien Term Note (11.2% Cash, Due 10/23)	12,500,000	12,279,932	12,525,000
			12,500,000	12,279,932	12,525,000

DLC Acquisition, LLC (6%)*	Staffing Firm	Senior Notes (10% Cash, Due 12/20)	22,250,000	22,032,962	22,032,962
		Senior Note (10% Cash, 2% PIK, Due 12/20)	17,100,429	16,926,727	16,926,727
			39,350,429	38,959,689	38,959,689

Dyno Acquiror, Inc. (1%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (10.5% Cash, 1.5% PIK, Due 08/20)	4,628,703	4,601,457	4,601,457
		Series A Units (600,000 units)		600,000	698,000
			4,628,703	5,201,457	5,299,457

Eckler's Holdings, Inc. (1%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (8% Cash, 7.5% PIK, Due 03/19)(5)	12,871,305	12,582,117	9,202,000
		Common Stock (18,029 shares)		183,562	—
		Series A Preferred Stock (1,596 shares)		1,596,126	—
		Series B Preferred Stock (702 shares)		435,127	—
			12,871,305	14,796,932	9,202,000

Fridababy Holdings, LLC (3%)*	Baby Products	Subordinated Notes (10.0% Cash, Due 10/21)	23,000,000	22,595,385	22,595,385
		Class B Units (4,500 units)		273,401	317,000
			23,000,000	22,868,786	22,912,385

FrontStream Holdings, LLC (2%)*	Payment and Donation Management Product Service Provider	Subordinated Note (13% Cash, Due 12/20)	13,375,000	13,266,643	11,804,000
		Series C-2 Preferred Shares (500 shares)		500,000	141,000
			13,375,000	13,766,643	11,945,000

Frontstreet Facility Solutions, Inc. (1%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (11% Cash, 2% PIK, Due 07/18)	8,462,629	8,432,417	4,750,000
		Series A Convertible Preferred Stock (2,500 shares)		250,000	—
		Series B Convertible Preferred Stock (5,556 shares)		500,000	—
			8,462,629	9,182,417	4,750,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	13,951,763	13,951,763	13,951,763
			13,951,763	13,951,763	13,951,763

GST AutoLeather, Inc. (3%)*	Supplier of Automotive Interior Leather	Subordinated Note (11% Cash, 2% PIK, Due 01/21)	23,364,657	23,073,507	19,275,000
			23,364,657	23,073,507	19,275,000

Halo Branded Solutions, Inc. (2%)*	Supply Chain Services	Subordinated Notes (11% Cash, 1% PIK, Due 10/22)	10,462,805	10,257,520	10,257,520
		Class A1 Units (2,600 units)		2,600,000	3,743,000
			10,462,805	12,857,520	14,000,520

HKW Capital Partners IV, L.P. (0%)*(4)	Multi-Sector Holdings	0.6% Limited Partnership Interest		987,379	1,643,000
				987,379	1,643,000

HTC Borrower, LLC (4%)*	Hunting and Outdoor Products	Subordinated Notes (10% Cash, 3% PIK, Due 09/20)	26,527,346	26,281,681	26,281,681
			26,527,346	26,281,681	26,281,681

ICP Industrial, Inc. (3%)*	Coatings Formulator and Manufacturer	Subordinated Note (9.7% Cash, Due 04/22)	7,500,000	7,440,138	7,440,138
		Subordinated Notes (10% Cash, 1% PIK, Due 10/22)	8,129,065	7,996,331	7,996,331
		Subordinated Notes (14% PIK, Due 10/22)	6,156,839	6,105,385	6,105,385
		Class A Units (1,289 units)		1,751,483	1,699,000
			21,785,904	23,293,337	23,240,854

Inland Pipe Rehabilitation Holding Company LLC (0%)*	Cleaning and Repair Services	Membership Interest Purchase Warrant (3%)		853,500	1,262,000
				853,500	1,262,000

IPS Structural Adhesives Holdings, Inc. (2%)*	Specialty Adhesives and Plumbing Products Manufacturer	Second Lien Term Note (10.5% Cash, Due 12/24)	15,000,000	14,712,356	14,994,000
			15,000,000	14,712,356	14,994,000

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Keystone Peer Review Organization, Inc. (0%)*	Health Care - Managed Care	Second Lien Term Note (10.3% Cash, Due 05/25)	$3,000,000	$2,941,233	$2,941,233
			3,000,000	2,941,233	2,941,233

KidKraft, Inc. (4%)*	Children's Toy Manufacturer and Distributor	Second Lien Term Note (11% Cash, 1% PIK, Due 03/22)	27,806,755	27,312,088	27,312,088
			27,806,755	27,312,088	27,312,088

K-Square Restaurant Partners, LP (1%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		638,260	3,317,000
				638,260	3,317,000

Lakeview Health Holdings, Inc. (3%)*	Substance Abuse Treatment Service Provider	Senior Note (7.9% Cash, Due 12/21)	18,519,569	18,336,295	18,336,295
		Common Stock (2,000 shares)		2,000,000	1,342,000
			18,519,569	20,336,295	19,678,295

Lighting Retrofit International, LLC (3%)*	Energy Services Contracting Firm	Senior Secured Term Note (10.6% Cash, Due 06/22)	18,500,000	18,176,250	18,176,250
		Series B Preferred Units (238,095 units)		300,000	300,000
			18,500,000	18,476,250	18,476,250

Media Storm, LLC (1%)*	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	6,545,455	6,541,519	5,626,000
		Membership Units (1,216,204 units)		1,176,957	439,000
			6,545,455	7,718,476	6,065,000

MIC Holding LLC (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	3,221,000
		Common Units (30,000 units)		30,000	8,463,000
				1,500,000	11,684,000

Micross Solutions LLC (4%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 3% PIK, Due 06/18)	24,805,960	24,742,254	24,742,254
		Class A-2 Common Units (1,979,524 units)		2,019,693	2,266,000
			24,805,960	26,761,947	27,008,254

Motor Vehicle Software Corporation (3%)*	Provider of EVR Services	Subordinated Note (10% Cash, 0.5% PIK, Due 03/21)	20,296,026	20,000,623	20,000,623
		Class A Units (1,000,000 units)		1,087,460	1,450,000
			20,296,026	21,088,083	21,450,623

Nautic Partners VII, LP (0%)*(4)	Multi-Sector Holdings	0.4% Limited Partnership Interest		1,180,910	1,715,000
				1,180,910	1,715,000

Nomacorc, LLC (2%)*	Synthetic Wine Cork Producer	Subordinated Note (10% Cash, 2.3% PIK, Due 07/21)	21,112,716	20,837,158	17,120,000
		Limited Partnership Interest		2,158,548	—
			21,112,716	22,995,706	17,120,000

Orchid Underwriters Agency, LLC (1%)*	Insurance Underwriter	Subordinated Note (10% Cash, 1.5% PIK, Due 03/23)	2,611,381	2,560,989	2,560,989
		Subordinated Note (13.5% PIK, Due 03/24)	935,599	917,995	917,995
		Class A Preferred Units (15,000 units)		338,158	897,000
		Class A Common Units (15,000 units)		—	1,142,000
			3,546,980	3,817,142	5,517,984

Pike Corporation (0%)*	Provider of Energy Infrastructure Solutions	Subordinated Note (9.1% Cash, Due 09/24)	1,000,000	990,237	1,005,000
			1,000,000	990,237	1,005,000

ProAmpac PG Borrower LLC (2%)*	Manufacturer of Flexible Packaging Products	Second Lien Term Note (9.6% Cash, Due 11/24)	15,000,000	14,784,661	15,079,000
			15,000,000	14,784,661	15,079,000

REP WWEX Acquisition Parent, LLC (2%)*	Third-Party Logistics Provider	Second Lien Term Note (9.8% Cash, Due 02/25)	15,000,000	14,784,561	15,015,000
			15,000,000	14,784,561	15,015,000

RMP Group, Inc. (2%)*	Provider of RCM Services to Hospitals and Physician Groups	Subordinated Note (10.5% Cash, 1% PIK, Due 09/22)	10,033,171	9,840,004	9,840,004
		Units (1,000 units)		1,000,000	1,000,000
			10,033,171	10,840,004	10,840,004

RockYou, Inc. (0%)*	Mobile Game Advertising Network	Common Stock (67,585 shares)		111,000	111,000
				111,000	111,000

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Rotolo Consultants, Inc. (1%)*	Landscape Services	Subordinated Note (11% Cash, 3% PIK, Due 08/21)	$7,516,932	$7,404,497	$7,404,497
		Series A Preferred Units (39 units)		3,654,253	2,738,000
			7,516,932	11,058,750	10,142,497

SCA Pharmaceuticals, LLC (1%)*	Provider of Pharmaceutical Products	Subordinated Note (10.2% Cash, Due 12/20)	6,500,000	6,383,583	6,383,583
			6,500,000	6,383,583	6,383,583

Schweiger Dermatology Group, LLC (3%)*	Provider of Dermatology Services	Senior Notes (9.7% Cash, Due 06/22)	20,000,000	19,625,000	19,625,000
			20,000,000	19,625,000	19,625,000

SCUF Gaming, Inc. (4%)*	Gaming Controller Manufacturer	Senior Notes (9.6% Cash, Due 12/21)	25,008,000	24,547,965	24,547,965
		Revolver Loan (9.6% Cash, Due 06/18)	1,500,000	1,500,000	1,500,000
		Common Stock (27,112 shares)		742,000	742,000
			26,508,000	26,789,965	26,789,965

Smile Brands, Inc. (3%)*	Dental Service Organization	Subordinated Notes (10% Cash, 2% PIK, Due 02/23)	22,567,750	22,162,157	22,162,157
		Class A Units (3,000 units)		3,000,000	2,081,000
			22,567,750	25,162,157	24,243,157

SPC Partners V, LP (0%)*(4)	Multi-Sector Holdings	0.7% Limited Partnership Interest		2,155,116	2,309,000
				2,155,116	2,309,000

Specialized Desanders, Inc. (2%)*(4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Note (12% Cash, 2% PIK, Due 03/20)	16,110,042	15,993,111	12,969,054
		Class C Partnership Units (2,000,000 units)		1,937,421	3,376,000
			16,110,042	17,930,532	16,345,054

Tate's Bake Shop (2%)*	Producer of Baked Goods	Subordinated Note (10% Cash, 3% PIK, Due 02/20)	10,900,018	10,786,521	10,786,521
		Limited Partnership Interest		925,000	1,503,000
			10,900,018	11,711,521	12,289,521

Tax Advisors Group, LLC (2%)*	Tax Advisory Services	Subordinated Note (10% Cash, 2% PIK, Due 12/22)	12,403,444	12,155,444	12,155,444
		Class A Units (386 units)		1,458,824	1,458,824
			12,403,444	13,614,268	13,614,268

TCFI Merlin LLC ("Merlin") and TCFI CSG LLC ("CSG") (3%)*	Specialty Staffing Service Provider	Senior Notes (9.6% Cash Due 09/19)	20,716,726	20,421,314	20,421,314
		Limited Partnership Units - Merlin (500,500 units)		285,485	286,000
		Class A Units - CSG (100,000 units)		100,000	255,000
			20,716,726	20,806,799	20,962,314

The Cook & Boardman Group, LLC (2%)*	Distributor of Doors and Related Products	Subordinated Note (10% Cash, 2.5% PIK, Due 03/20)	15,027,441	14,868,544	14,868,544
		Class A Units (1,400,000 units)		1,400,000	2,602,000
			15,027,441	16,268,544	17,470,544

Tosca Services, LLC (4%)*	Perishable Food Supply Chain Management	Senior Note (10.6% Cash, Due 12/20)	28,754,237	28,474,635	28,474,635
			28,754,237	28,474,635	28,474,635

Trademark Global LLC (2%)*	Supplier to Mass Market Internet Retail	Subordinated Note (10% Cash, 1.3% PIK, Due 04/23)	14,800,000	14,596,961	14,596,961
		Class A Units (1,500,000 units)		1,500,000	1,792,000
		Class B Units (1,500,000 units)		—	—
			14,800,000	16,096,961	16,388,961

Travelpro Products, Inc. ("Travelpro") and TP - Holiday Group Limited ("TP") (3%)*	Luggage and Travel Bag Supplier	Second Lien Term Note - Travelpro (11% Cash, 2% PIK, Due 11/22)	10,228,134	10,035,036	10,035,036
		Second Lien Term Note - TP (11% Cash, 2% PIK, Due 11/22)(4)	9,058,027	8,884,239	8,953,300
		Common Units - Travelpro (2,000,000 units)		2,000,000	2,425,000
			19,286,161	20,919,275	21,413,336

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
United Biologics, LLC (2%)*	Allergy Immunotherapy	Senior Note (12% Cash, 2% PIK, Due 04/18)	$12,888,924	$12,888,923	$12,888,923
		Class A-1 Common Units (18,818 units)		137,324	137,000
		Class A Common Units (177,935 units)		1,999,989	832,000
		Class A-2 Common Kicker Units (444,003 units)		—	—
		Class A-1 Common Kicker Units (14,114 units)		—	—
		Class A, Class A-1, Class A-1 Kicker & Class B Unit Purchase Warrants		838,117	197,000
			12,888,924	15,864,353	14,054,923

Vantage Mobility International, LLC (4%)*	Wheelchair Accessible Vehicle Manufacturer	Subordinated Notes (10.2% Cash, Due 09/21)	29,350,000	28,833,436	28,833,436
		Class A Units (1,750,000 units)		1,750,000	1,528,000
			29,350,000	30,583,436	30,361,436

Water Pik, Inc. (4%)*	Oral Health and Shower Head Supplier	Second Lien Term Loan (9.9% Cash, Due 01/21)	29,623,962	29,313,838	29,623,962
			29,623,962	29,313,838	29,623,962

Wheel Pros Holdings, Inc. (2%)*	Wheel/Rim and Performance Tire Distributor	Subordinated Note (11% Cash, Due 06/20)	13,822,500	13,631,284	13,631,284
		Class A Units (2,000 units)		1,954,144	2,112,000
			13,822,500	15,585,428	15,743,284

Women's Marketing, Inc. (1%)*	Full-Service Media Organization	Subordinated Note (11% Cash, 1.5% PIK, Due 06/21)(6)	17,958,034	16,141,439	5,099,000
		Class A Common Units (16,300 units)		1,630,000	—
			17,958,034	17,771,439	5,099,000

WSO Holdings, LP (0%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Common Points (3,121 points)		3,089,581	3,042,000
				3,089,581	3,042,000

YummyEarth Inc. (3%)*	Organic Candy Manufacturer	Senior Notes (9.7% Cash, Due 08/20)	25,750,000	25,421,323	23,728,000
		Limited Partnership Interest		3,496,500	—
			25,750,000	28,917,823	23,728,000

Subtotal Non–Control / Non–Affiliate Investments			926,521,891	986,706,846	956,156,761

Affiliate Investments:
All Metals Holding, LLC (1%)*	Steel Processor and Distributor	Subordinated Note (12% Cash, 1% PIK, Due 12/21)	6,465,926	6,295,721	6,295,721
		Units (318,977 units)		793,331	732,000
			6,465,926	7,089,052	7,027,721

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 03/18)	10,809,430	10,809,430	10,809,430
		Common Stock (84 shares)		502,320	1,928,000
			10,809,430	11,311,750	12,737,430

Consolidated Lumber Holdings, LLC (0%)*	Lumber Yard Operator	Class A Units (15,000 units)		1,500,000	2,531,000
				1,500,000	2,531,000

DPII Holdings, LLC (0%)*	Satellite Communication Business	Tranche III Subordinated Note (19% PIK, Due 01/18)(6)	2,648,208	2,148,462	2,148,000
		Tranche I & II Subordinated Notes (12% Cash, 4% PIK, Due 01/18)(6)	3,820,653	2,999,169	530,000
		Class A Membership Interest (17,308 units)		1,107,692	—
			6,468,861	6,255,323	2,678,000

FCL Holding SPV, LLC (0%)*	Commercial Printing Services	Class A Interest (24,873 units)		292,000	608,000
		Class B Interest (48,427 units)		—	—
		Class C Interest (3,746 units)		—	—
				292,000	608,000

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Frank Entertainment Group, LLC (2%)*	Movie Theatre and Family Entertainment Operator	Senior Note (10% Cash, 5.8% PIK, Due 06/18)	$10,328,791	$10,289,888	$9,212,000
		Second Lien Term Note (10% Cash, Due 09/18)	1,200,000	1,200,000	1,026,000
		Class A Redeemable Preferred Units (196,718 units)		3,934,666	1,074,000
		Class B Redeemable Preferred Units (18,667 units)		433,334	—
		Class C Redeemable Preferred Units (25,846 units)		600,000	—
		Class A Common Units (43,077 units)		1,000,000	—
		Class A Common Warrants		632,000	—
			11,528,791	18,089,888	11,312,000

Native Maine Operations, Inc. (3%)*	Fresh Foodservice Distributor	Senior Notes (10.2% Cash, Due 01/22)	18,000,000	17,650,124	17,650,124
		Series A Preferred Units (20,000 units)		2,000,000	2,000,000
			18,000,000	19,650,124	19,650,124

NB Products, Inc. (8%)*	Distributor of Work Apparel and Accessories	Subordinated Note (12% Cash, 2% PIK, Due 02/20)	23,336,946	23,027,071	23,027,071
		Jr. Subordinated Note (10% PIK, Due 02/20)	4,944,063	4,848,855	4,848,855
		Jr. Subordinated Bridge Note (20% PIK, Due 05/21)	2,207,851	2,181,873	2,181,873
		Series A Redeemable Senior Preferred Stock (7,839 shares)		7,621,648	9,885,000
		Common Stock (1,668,691 shares)		333,738	13,154,000
			30,488,860	38,013,185	53,096,799

Passport Food Group, LLC (3%)*	Manufacturer of Ethnic Food Products	Senior Notes (10.2% Cash, Due 03/22)	20,000,000	19,615,658	19,615,658
		Common Shares (20,000 shares)		2,000,000	2,000,000
			20,000,000	21,615,658	21,615,658

PCX Aerostructures, LLC (3%)*	Aerospace Component Manufacturer	Subordinated Note (10.5% Cash, Due 10/19)	29,647,359	29,194,776	22,981,000
		Series A Preferred Stock (6,066 shares)		6,065,621	—
		Series B Preferred Stock (411 shares)		410,514	—
		Class A Common Stock (121,922 shares)		30,480	—
			29,647,359	35,701,391	22,981,000

Team Waste, LLC (1%)*	Environmental and Facilities Services	Preferred Units (500,000 units)		10,000,000	10,000,000
				10,000,000	10,000,000

Technology Crops, LLC (1%)*	Supply Chain Management Services	Subordinated Notes (12% Cash, 5% PIK, Due 09/17)	12,138,340	12,138,340	9,909,000
		Common Units (50 units)		500,000	—
			12,138,340	12,638,340	9,909,000

TGaS Advisors, LLC (2%)*	Advisory Solutions to Pharmaceutical Companies	Senior Note (10% Cash, 1% PIK, Due 11/19)	9,598,375	9,475,545	9,475,545
		Preferred Units (1,685,357 units)		1,556,069	1,342,000
			9,598,375	11,031,614	10,817,545

Tulcan Fund IV, L.P. (0%)*	Custom Forging and Fastener Supplies	Common Units (1,000,000 units)		1,000,000	—
				1,000,000	—

United Retirement Plan Consultants, Inc. (0%)*	Retirement Plan Administrator	Series A Preferred Shares (9,400 shares)		205,748	268,000
		Common Shares (100,000 shares)		1,000,000	249,000
				1,205,748	517,000

Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	618,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	618,000

Wythe Will Tzetzo, LLC (1%)*	Confectionery Goods Distributor	Series A Preferred Units (99,829 units)		—	4,655,000
				—	4,655,000

Subtotal Affiliate Investments			155,145,942	201,879,074	190,754,277

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments — (Continued) June 30, 2017

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)

Control Investments:
CRS Reprocessing, LLC (0%)*	Fluid Reprocessing Services	Senior Notes (4.7% Cash, Due 06/17)	$2,942,769	$2,942,769	$2,942,769
		Split Collateral Term Loans (8% Cash, Due 06/17)	13,942,464	13,942,464	304,000
		Series F Preferred Units (705,321 units)		9,134,807	—
		Common Units (15,174 units)		—	—
			16,885,233	26,020,040	3,246,769

DCWV Acquisition Corporation (0%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Senior Subordinated Note (15% PIK, Due 12/19)(6)	314,591	250,000	250,000
		Subordinated Note (12% Cash, 3% PIK, Due 12/19)(6)	8,724,257	6,178,633	513,000
		Jr. Subordinated Note (15% PIK, Due 12/19)(6)	2,630,789	2,000,000	—
		Series A Preferred Equity (1,200 shares)		1,200,000	—
		100% Common Shares		—	—
			11,669,637	9,628,633	763,000

DialogDirect, Inc. (1%)*	Business Process Outsourcing Provider	Subordinated Notes (8% PIK, Due 10/19)(6)	20,581,432	20,020,226	10,508,000
		Class A Common Units (1,176,500 units)		—	—
			20,581,432	20,020,226	10,508,000

SRC Worldwide, Inc. (1%)*	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		8,028,000	7,884,000
				8,028,000	7,884,000

Subtotal Control Investments			49,136,302	63,696,899	22,401,769

Total Investments, June 30, 2017 (165%)*			$1,130,804,135	$1,252,282,819	$1,169,312,807

*    Fair value as a percent of net assets

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 2.6% of total investments at fair value as of June 30, 2017. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(5)	PIK non-accrual investment

(6)	Non-accrual investment

(7)
All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's senior secured credit facility or in support of the SBA-guaranteed debentures issued by Triangle Mezzanine Fund LLLP and Triangle Mezzanine Fund II LP.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
ACA Holdings LLC (0%)*	Security Company	Preferred Units (2,000,000 units)		$2,000,000	$1,242,000
				2,000,000	1,242,000

Access Medical Acquisition, Inc. (3%)*	Operator of Primary Care Clinics	Subordinated Notes (10% Cash, 2% PIK, Due 01/22)	$13,819,514	13,593,292	13,593,292
		Class A Units (1,500,000 units)		901,026	3,618,000
			13,819,514	14,494,318	17,211,292

Aden & Anais Holdings, Inc. (0%)*	Baby Products	Common Stock (20,000 shares)		2,000,000	2,000,000
				2,000,000	2,000,000

Agilex Flavors & Fragrances, Inc. (2%)*	Custom Fragrance Producer	Subordinated Note (12% Cash, Due 11/21)	13,168,124	13,048,983	13,048,983
		Common Units (1,250 units)		1,250,000	2,227,000
			13,168,124	14,298,983	15,275,983

AGM Automotive, LLC (1%)*	Auto Industry Interior Components Supplier	Units (1,500,000 units)		630,134	4,266,000
				630,134	4,266,000

Avkem International, LLC (1%)*	Flux and Foundry Manufacturer and Supplier	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	4,112,935	4,075,177	4,075,177
			4,112,935	4,075,177	4,075,177

AVL Holdings, Inc. (0%)*	Manufacturer and Distributor for Independent Artists and Authors	Common Stock (138 shares)		1,300,000	1,767,000
				1,300,000	1,767,000

Baker Hill Acquisition, LLC (2%)*	Loan Origination Software Solutions Provider	Subordinated Notes (12% Cash, Due 03/21)	13,500,000	13,334,260	12,320,000
		Limited Partnership Interest		1,498,500	721,000
			13,500,000	14,832,760	13,041,000

Cafe Enterprises, Inc. (2%)*	Restaurant	Subordinated Note (7% Cash, 7% PIK, Due 09/19)	13,882,800	13,743,461	10,331,000
		Series C Preferred Stock (10,000 shares)		1,000,000	—
			13,882,800	14,743,461	10,331,000

Capital Contractors, Inc. (0%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (5% Cash, Due 6/20)	9,843,542	9,711,658	—
		Series A Redeemable Preferred Stock (200 shares)		2,000,000	—
		Common Stock Warrants (20 shares)		492,000	—
			9,843,542	12,203,658	—

Captek Softgel International, Inc. (3%)*	Nutraceutical Manufacturer	Subordinated Note (10% Cash, 2.5% PIK, Due 06/21)	15,407,336	15,150,497	15,150,497
		Common Stock (15,000 shares)		1,500,000	1,500,000
			15,407,336	16,650,497	16,650,497

Carolina Beverage Group, LLC (0%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	264,000
				119,735	264,000

Centerfield Media Holding Company (4%)*	Digital Marketing	Subordinated Note (10% Cash, 3.5% PIK, Due 03/21)	18,857,978	18,567,590	19,235,000
		Common Shares (1,000 shares)		1,000,000	2,220,000
			18,857,978	19,567,590	21,455,000

Community Intervention Services, Inc. (2%)*	Provider of Behavioral Health Services	Subordinated Note (7% Cash, 6% PIK, Due 01/21) (5)	18,736,265	17,717,756	14,134,000
			18,736,265	17,717,756	14,134,000

Comverge, Inc. (3%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,406,749	15,406,749
		Preferred Stock (703 shares)		554,458	835,000
		Common Stock (1,000,000 shares)		100,000	353,000
			15,505,583	16,061,207	16,594,749

CPower Ultimate HoldCo, LLC (0%)*	Demand Response Business	Units (345,542 units)		345,542	345,542
				345,542	345,542

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
CWS Holding Company, LLC (0%)*	Manufacturer of Custom Windows and Sliding Doors	Class A Units (1,500,000 units)		$1,500,000	$2,076,000
				1,500,000	2,076,000

Data Source Holdings, LLC (0%)*	Print Supply Chain Management Services	Common Units (47,503 units)		1,000,000	940,000
				1,000,000	940,000

Del Real, LLC (2%)*	Hispanic Refrigerated Foods Company	Subordinated Note (11% Cash, Due 04/23)	$14,000,000	13,727,515	13,727,515
		Class A Units (3,000,000 units)		3,000,000	3,000,000
			14,000,000	16,727,515	16,727,515

DialogDirect, Inc. (2%)*	Business Process Outsourcing Provider	Subordinated Notes (12% Cash, 1.5% PIK, Due 04/20)	16,126,541	16,020,226	11,994,000
			16,126,541	16,020,226	11,994,000

Dimora Brands, Inc. (2%)*	Hardware Designer and Distributor	Subordinated Note (11% Cash, Due 10/23)	12,500,000	12,267,514	12,267,514
			12,500,000	12,267,514	12,267,514

DLC Acquisition, LLC (6%)*	Staffing Firm	Senior Notes (10% Cash, Due 12/20)	21,312,500	21,047,577	21,047,577
		Senior Note (10% Cash, 2% PIK, Due 12/20)	16,929,763	16,735,793	16,735,793
			38,242,263	37,783,370	37,783,370

Dyno Acquiror, Inc. (1%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/19)	7,531,330	7,474,744	7,474,744
		Series A Units (600,000 units)		600,000	739,000
			7,531,330	8,074,744	8,213,744

Eckler's Holdings, Inc. (1%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4.5% PIK, Due 07/18)	9,941,563	9,882,596	8,396,000
		Common Stock (18,029 shares)		183,562	—
		Series A Preferred Stock (1,596 shares)		1,596,126	—
		Series B Preferred Stock (185 shares)		185,127	—
			9,941,563	11,847,411	8,396,000

Fresh-G Restaurant Holding, LLC (0%)*	Restaurant	Class A Units (5,000 units)		500,000	—
				500,000	—

Flowchem Holdings LLC (0%)*	Services to Crude Oil Pipeline Operators	Common Units (1,000,000 units)		782,356	2,552,000
				782,356	2,552,000

Fridababy Holdings, LLC (4%)*	Baby Products	Senior Notes (10% Cash, Due 10/21)	23,000,000	22,558,007	22,558,007
		Class B Units (4,500 units)		273,401	273,401
			23,000,000	22,831,408	22,831,408

FrontStream Holdings, LLC (2%)*	Payment and Donation Management Product Service Provider	Subordinated Note (12.5% Cash, Due 12/20)	13,375,000	13,254,632	12,643,000
		Series C-2 Preferred Shares (500 shares)		500,000	435,000
			13,375,000	13,754,632	13,078,000

Frontstreet Facility Solutions, Inc. (1%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (11% Cash, 2% PIK, Due 07/18)	8,462,629	8,418,332	6,771,000
		Series A Convertible Preferred Stock (2,500 shares)		250,000	—
		Series B Convertible Preferred Stock (5,556 shares)		500,000	—
			8,462,629	9,168,332	6,771,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	13,675,353	13,675,353	13,675,353
			13,675,353	13,675,353	13,675,353

GST AutoLeather, Inc. (4%)*	Supplier of Automotive Interior Leather	Subordinated Note (11% Cash, 2% PIK, Due 01/21)	23,131,473	22,812,032	22,812,032
			23,131,473	22,812,032	22,812,032

Halo Branded Solutions, Inc. (2%)*	Supply Chain Services	Subordinated Notes (11% Cash, 1% PIK, Due 10/22)	10,410,398	10,190,992	10,190,992
		Class A1 Units (2,600 units)		2,600,000	3,308,000
			10,410,398	12,790,992	13,498,992

HKW Capital Partners IV, L.P. (0%)*(4)	Multi-Sector Holdings	0.6% Limited Partnership Interest		835,283	1,231,000
				835,283	1,231,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
HTC Borrower, LLC (4%)*	Hunting and Outdoor Products	Subordinated Notes (10% Cash, 3% PIK, Due 09/20)	$26,131,706	$25,854,767	$25,854,767
			26,131,706	25,854,767	25,854,767

ICP Industrial, Inc. (4%)*	Coatings Formulator and Manufacturer	Subordinated Note (9.5% Cash, Due 04/22)	7,500,000	7,435,556	7,435,556
		Subordinated Notes (10% Cash, 1% PIK, Due 10/22)	8,088,123	7,946,278	7,946,278
		Subordinated Notes (14% PIK, Due 10/22)	5,743,159	5,688,352	5,688,352
		Class A Units (1,289 units)		1,751,483	1,929,000
			21,331,282	22,821,669	22,999,186

Inland Pipe Rehabilitation Holding Company LLC (0%)*	Cleaning and Repair Services	Membership Interest Purchase Warrant (3%)		853,500	1,527,000
				853,500	1,527,000

IPS Structural Adhesives Holdings, Inc. (2%)*	Specialty Adhesives and Plumbing Products Manufacturer	Second Lien Term Note (10.5% Cash, Due 12/24)	15,000,000	14,700,000	14,700,000
			15,000,000	14,700,000	14,700,000

KidKraft, Inc. (4%)*	Children's Toy Manufacturer and Distributor	Second Lien Term Note (11% Cash, 1% PIK, Due 03/22)	27,668,623	27,135,218	27,135,218
			27,668,623	27,135,218	27,135,218

K-Square Restaurant Partners, LP (1%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		638,260	3,830,000
				638,260	3,830,000

Lakeview Health Holdings, Inc. (3%)*	Substance Abuse Treatment Service Provider	Senior Note (7.8% Cash, Due 12/21)	18,612,633	18,412,633	18,412,633
		Common Stock (2,000 shares)		2,000,000	2,000,000
			18,612,633	20,412,633	20,412,633

Media Storm, LLC (1%)*	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	6,545,455	6,533,934	5,055,000
		Membership Units (1,216,204 units)		1,176,957	260,000
			6,545,455	7,710,891	5,315,000

MIC Holding LLC (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	3,012,000
		Common Units (30,000 units)		30,000	8,837,000
				1,500,000	11,849,000

Micross Solutions LLC (4%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 3% PIK, Due 06/18)	24,435,074	24,342,230	24,342,230
		Class A-2 Common Units (1,979,524 units)		2,019,693	1,875,000
			24,435,074	26,361,923	26,217,230

Motor Vehicle Software Corporation (3%)*	Provider of EVR Services	Subordinated Note (10% Cash, 0.5% PIK, Due 03/21)	20,245,100	19,917,945	19,917,945
		Class A Units (1,000,000 units)		1,076,210	1,372,000
			20,245,100	20,994,155	21,289,945

Nautic Partners VII, LP (0%)*(4)	Multi-Sector Holdings	0.4% Limited Partnership Interest		1,093,312	1,520,000
				1,093,312	1,520,000

Nomacorc, LLC (3%)*	Synthetic Wine Cork Producer	Subordinated Note (10% Cash, 2.3% PIK, Due 07/21)	20,875,890	20,572,926	16,597,000
		Limited Partnership Interest		2,150,637	—
			20,875,890	22,723,563	16,597,000

Orchid Underwriters Agency, LLC (4%)*	Insurance Underwriter	Term B Note (10% Cash, Due 11/19)	21,409,670	21,125,036	21,125,036
		Class A Preferred Units (15,000 units)		1,500,000	1,972,000
		Class A Common Units (15,000 units)		—	1,624,000
			21,409,670	22,625,036	24,721,036

PowerDirect Marketing, LLC (0%)*	Marketing Services	Senior Note (13% Cash, 2% PIK, Due 06/17)(6)	8,573,531	5,077,482	850,000
		Common Unit Purchase Warrants		590,200	—
			8,573,531	5,667,682	850,000

ProAmpac PG Borrower LLC (2%)*	Manufacturer of Flexible Packaging Products	Second Lien Term Note (9.5% Cash, Due 11/24)	15,000,000	14,775,000	14,775,000
			15,000,000	14,775,000	14,775,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
RockYou, Inc. (0%)*	Mobile Game Advertising Network	Common Stock (67,585 shares)		$111,000	$111,000
				111,000	111,000

Rotolo Consultants, Inc. (1%)*	Landscape Services	Subordinated Note (11% Cash, 3% PIK, Due 08/21)	$6,904,210	6,792,686	6,792,686
		Series A Preferred Units (39 units)		3,654,253	1,671,000
			6,904,210	10,446,939	8,463,686

SCA Pharmaceuticals, LLC (0%)*	Provider of Pharmaceutical Products	Subordinated Note (10% Cash, Due 12/20)	3,000,000	2,700,000	2,700,000
			3,000,000	2,700,000	2,700,000

SCUF Gaming, Inc. (4%)*	Gaming Controller Manufacturer	Senior Notes (9.5% Cash, Due 12/21)	25,008,000	24,507,840	24,507,840
		Common Stock (27,112 shares)		742,000	742,000
			25,008,000	25,249,840	25,249,840

Smile Brands, Inc. (4%)*	Dental Service Organization	Subordinated Notes (10% Cash, 2% PIK, Due 02/23)	22,341,283	21,910,129	21,910,129
		Class A Units (3,000 units)		3,000,000	3,000,000
			22,341,283	24,910,129	24,910,129

SPC Partners V, LP (0%)*(4)	Multi-Sector Holdings	0.7% Limited Partnership Interest		1,922,865	2,019,000
				1,922,865	2,019,000

Specialized Desanders, Inc. (2%)*(4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Note (12% Cash, 2% PIK, Due 03/20)	16,110,042	15,966,524	12,524,143
		Class C Partnership Units (2,000,000 units)		1,937,421	2,813,000
			16,110,042	17,903,945	15,337,143

Tate's Bake Shop (2%)*	Producer of Baked Goods	Subordinated Note (10% Cash, 3% PIK, Due 02/20)	10,737,451	10,606,430	10,606,430
		Limited Partnership Interest		925,000	1,310,000
			10,737,451	11,531,430	11,916,430

TCFI Merlin LLC (2%)*	Specialty Staffing Service Provider	Senior Notes (10% Cash, 1% PIK, Due 09/19)	13,396,027	13,212,935	13,212,935
		Limited Partnership Units (500,500 units)		500,000	578,000
			13,396,027	13,712,935	13,790,935

The Cook & Boardman Group, LLC (3%)*	Distributor of Doors and Related Products	Subordinated Note (10% Cash, 2.5% PIK, Due 03/20)	14,840,320	14,656,890	14,656,890
		Class A Units (1,400,000 units)		1,400,000	2,663,000
			14,840,320	16,056,890	17,319,890

Trademark Global LLC (3%)*	Supplier to Mass Market Internet Retail	Subordinated Note (10% Cash, 1.3% PIK, Due 04/23)	14,800,000	14,584,165	14,584,165
		Class A Units (1,500,000 units)		1,500,000	1,500,000
		Class B Units (1,500,000 units)		—	—
			14,800,000	16,084,165	16,084,165

Travelpro Products, Inc. ("Travelpro") and TP - Holiday Group Limited ("TP") (3%)*	Luggage and Travel Bag Supplier	Second Lien Term Note - Travelpro (11% Cash, 2% PIK, Due 11/22)	10,126,055	9,919,675	9,919,675
		Second Lien Term Note - TP (11% Cash, 2% PIK, Due 11/22)(4)	8,970,540	8,784,798	8,562,599
		Common Units - Travelpro (2,000,000 units)		2,000,000	2,077,000
			19,096,595	20,704,473	20,559,274

United Biologics, LLC (2%)*	Allergy Immunotherapy	Senior Note (12% Cash, 2% PIK, Due 04/18)	12,758,807	12,686,184	12,686,184
		Class A-1 Common Units (18,818 units)		137,324	137,000
		Class A Common Units (177,935 units)		1,999,989	1,767,000
		Class A-2 Common Kicker Units (444,003 units)		—	—
		Class A-1 Common Kicker Units (14,114 units)		—	—
		Class A, Class A-1, Class A-1 Kicker & Class B Unit Purchase Warrants		838,117	361,000
			12,758,807	15,661,614	14,951,184

Vantage Mobility International, LLC (5%)*	Wheelchair Accessible Vehicle Manufacturer	Subordinated Notes (10.2% Cash, Due 09/21)	29,350,000	28,785,893	28,785,893
		Class A Units (1,750,000 units)		1,750,000	1,750,000
			29,350,000	30,535,893	30,535,893

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Water Pik, Inc. (5%)*	Oral Health and Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	$31,150,970	$30,769,847	$30,769,847
			31,150,970	30,769,847	30,769,847

Wheel Pros Holdings, Inc. (3%)*	Wheel/Rim and Performance Tire Distributor	Subordinated Note (11% Cash, Due 06/20)	13,822,500	13,605,040	13,605,040
		Class A Units (2,000 units)		1,954,144	1,954,000
			13,822,500	15,559,184	15,559,040

Women's Marketing, Inc. (2%)*	Full-Service Media Organization	Subordinated Note (11% Cash, 1.5% PIK, Due 06/21)(6)	16,868,045	16,141,439	11,093,000
		Class A Common Units (16,300 units)		1,630,000	—
			16,868,045	17,771,439	11,093,000

WSO Holdings, LP (1%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Common Points (3,000 points)		3,000,000	3,576,000
				3,000,000	3,576,000

YummyEarth Inc. (3%)*	Organic Candy Manufacturer	Senior Notes (9.5% Cash, Due 08/20)	22,000,000	21,565,471	19,564,000
		Limited Partnership Interest		3,496,500	—
			22,000,000	25,061,971	19,564,000

Subtotal Non–Control / Non–Affiliate Investments			825,243,841	888,974,154	857,604,639

Affiliate Investments:
All Metals Holding, LLC (1%)*	Steel Processor and Distributor	Subordinated Note (12% Cash, 1% PIK, Due 12/21)	6,433,333	6,249,220	6,249,220
		Units (318,977 units)		793,331	754,000
			6,433,333	7,042,551	7,003,220

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 03/18)	11,670,708	11,670,708	11,670,708
		Common Stock (84 shares)		502,320	2,155,000
			11,670,708	12,173,028	13,825,708

Consolidated Lumber Company LLC (1%)*	Lumber Yard Operator	Subordinated Note (10% Cash, 2% PIK, Due 09/20)	4,193,848	4,121,389	4,278,000
		Class A Units (15,000 units)		1,500,000	2,481,000
			4,193,848	5,621,389	6,759,000

DPII Holdings, LLC (0%)*	Satellite Communication Business	Tranche I & II Subordinated Notes (12% Cash, 4% PIK, Due 01/18)(6)	3,744,709	3,227,001	2,356,001
		Tranche III Subordinated Note (19% PIK, Due 01/18)(6)	2,408,752	2,148,462	—
		Class A Membership Interest (17,308 units)		1,107,692	—
			6,153,461	6,483,155	2,356,001

FCL Holding SPV, LLC (0%)*	Commercial Printing Services	Class A Interest (24,873 units)		292,000	645,000
		Class B Interest (48,427 units)		—	101,000
		Class C Interest (3,746 units)		—	—
				292,000	746,000

Frank Entertainment Group, LLC (3%)*	Movie Theatre and Family Entertainment Operator	Senior Note (10% Cash, 5.8% PIK, Due 06/18)	9,997,644	9,940,684	9,940,684
		Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)		3,934,666	4,566,904
		Class B Redeemable Preferred Units (18,667 units)		433,334	1,660,810
		Class C Redeemable Preferred Units (25,846 units)		600,000	600,000
		Class A Common Units (43,077 units)		1,000,000	—
		Class A Common Warrants		632,000	—
			9,997,644	16,540,684	16,768,398

MS Bakery Holdings, Inc. (1%)*	Baked Goods Provider	Preferred Units (233 units)		211,867	397,000
		Common B Units (3,000 units)		23,140	2,110,000
		Common A Units (1,652 units)		14,993	1,162,000
				250,000	3,669,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
NB Products, Inc. (8%)*	Distributor of Work Apparel and Accessories	Subordinated Note (12% Cash, 2% PIK, Due 02/20)	$23,105,315	$22,751,190	$22,751,190
		Jr. Subordinated Note (10% PIK, Due 02/20)	4,705,830	4,595,921	4,595,921
		Jr. Subordinated Bridge Note (20% PIK, Due 05/21)	2,002,586	1,972,727	1,972,727
		Series A Redeemable Senior Preferred Stock (7,839 shares)		7,621,648	9,412,000
		Common Stock (1,668,691 shares)		333,738	9,779,000
			29,813,731	37,275,224	48,510,838

PCX Aerostructures, LLC (4%)*	Aerospace Component Manufacturer	Subordinated Note (10.5% Cash, Due 10/19)	29,647,359	29,148,152	21,960,000
		Series A Preferred Stock (6,066 shares)		6,065,621	—
		Series B Preferred Stock (411 shares)		410,514	—
		Class A Common Stock (121,922 shares)		30,480	—
			29,647,359	35,654,767	21,960,000

Team Waste, LLC (1%)*	Environmental and Facilities Services	Preferred Units (455,000 units)		9,100,000	9,100,000
				9,100,000	9,100,000

Technology Crops, LLC (2%)*	Supply Chain Management Services	Subordinated Notes (12% Cash, 5% PIK, Due 09/17)	11,837,622	11,837,622	11,837,622
		Common Units (50 units)		500,000	—
			11,837,622	12,337,622	11,837,622

TGaS Advisors, LLC (2%)*	Advisory Solutions to Pharmaceutical Companies	Senior Note (10% Cash, 1% PIK, Due 11/19)	9,674,276	9,521,986	9,521,986
		Preferred Units (1,685,357 units)		1,556,069	1,270,000
			9,674,276	11,078,055	10,791,986

Tulcan Fund IV, L.P. (0%)*	Custom Forging and Fastener Supplies	Common Units (1,000,000 units)		1,000,000	—
				1,000,000	—

United Retirement Plan Consultants, Inc. (0%)*	Retirement Plan Administrator	Series A Preferred Shares (9,400 shares)		205,748	257,000
		Common Shares (100,000 shares)		1,000,000	301,000
				1,205,748	558,000

Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	817,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	817,000

Wythe Will Tzetzo, LLC (1%)*	Confectionery Goods Distributor	Series A Preferred Units (99,829 units)		—	6,808,000
				—	6,808,000

Subtotal Affiliate Investments			119,421,982	162,539,224	161,510,773

Control Investments:
CRS Reprocessing, LLC (1%)*	Fluid Reprocessing Services	Senior Notes (4.3% Cash, Due 06/17)	2,942,769	2,942,769	2,942,769
		Split Collateral Term Loans (8% Cash, Due 06/17)	11,192,464	11,192,464	6,182,000
		Series F Preferred Units (705,321 units)		9,134,807	—
		Common Units (15,174 units)		—	—
			14,135,233	23,270,040	9,124,769

DCWV Acquisition Corporation (0%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Senior Subordinated Note (15% PIK, Due 12/19)(6)	291,875	250,000	250,000
		Subordinated Note (12% Cash, 3% PIK, Due 12/19)(6)	8,090,699	6,178,633	1,389,000
		Jr. Subordinated Note (15% PIK, Due 12/19)(6)	2,440,829	2,000,000	—
		Series A Preferred Equity (1,200 shares)		1,200,000	—
		100% Common Shares		—	—
			10,823,403	9,628,633	1,639,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 1/17)(6)	$648,527	$375,000	$—
		Subordinated Note (8.5% Cash, Due 1/17)(6)	4,900,843	3,000,000	—
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			5,549,370	4,491,440	—

SRC Worldwide, Inc. (1%)*	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		8,028,000	8,028,000
				8,028,000	8,028,000

Subtotal Control Investments			30,508,006	45,418,113	18,791,769

Total Investments, December 31, 2016 (170%)*			$975,173,829	$1,096,931,491	$1,037,907,181

*    Fair value as a percent of net assets

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 2.5% of total investments at fair value as of December 31, 2016. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(5)	PIK non-accrual investment

(6)	Non-accrual investment

(7)
All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's senior secured credit facility or in support of the SBA-guaranteed debentures issued by Triangle Mezzanine Fund LLLP and Triangle Mezzanine Fund II LP.

See accompanying notes.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements

1. ORGANIZATION, BUSINESS AND BASIS OF PRESENTATION
Organization and Business
Triangle Capital Corporation and its wholly owned subsidiaries, including Triangle Mezzanine Fund LLLP (“Triangle SBIC”), Triangle Mezzanine Fund II LP (“Triangle SBIC II”) and Triangle Mezzanine Fund III LP (“Triangle SBIC III”) (collectively, the “Company”), are specialty finance companies. Triangle SBIC, Triangle SBIC II and Triangle SBIC III are specialty finance limited partnerships formed to make investments primarily in lower middle market companies located throughout the United States. On September 11, 2003, Triangle SBIC was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Triangle SBIC II obtained its license to operate as an SBIC and on January 6, 2017, Triangle SBIC III obtained its license to operate as an SBIC. As SBICs, Triangle SBIC, Triangle SBIC II and Triangle SBIC III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.
The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company is internally managed by its executive officers under the supervision of its Board of Directors (the "Board"). The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals. Triangle SBIC has also elected to be treated as a BDC under the 1940 Act.
Basis of Presentation
The financial statements of the Company include the accounts of Triangle Capital Corporation and its wholly-owned subsidiaries. The effects of all intercompany transactions between Triangle Capital Corporation and its subsidiaries have been eliminated in consolidation. Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services - Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle occurs if the Company holds a controlling interest in an operating company that provides all or substantially all of its services directly to the Company or to its portfolio companies. None of the portfolio investments made by the Company qualify for this exception. Therefore, the Company's investment portfolio is carried on the Consolidated Balance Sheets at fair value, as discussed further in Note 2, with any adjustments to fair value recognized as “Net unrealized appreciation (depreciation)” on the Unaudited Consolidated Statements of Operations.
The accompanying unaudited financial statements are presented in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of financial statements for the interim period, have been reflected in the unaudited consolidated financial statements. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited financial statements and accompanying notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2016. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
Public Offering of Common Stock
On February 28, 2017, the Company filed a prospectus supplement pursuant to which 7,000,000 shares of common stock were offered for sale at a price to the public of $19.50 per share. Pursuant to this offering, 7,000,000 shares were sold and delivered resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $132.0 million.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

2. INVESTMENTS
Portfolio Composition
The Company invests in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, the Company generally invests in one or more equity instruments of the borrower, such as direct preferred or common equity interests. The Company's investments generally range from $5.0 million to $50.0 million per portfolio company.
The cost basis of the Company's debt investments includes any unamortized original issue discount, unamortized loan origination fees and payment-in-kind (“PIK”) interest, if any. Summaries of the composition of the Company’s investment portfolio at cost and fair value, and as a percentage of total investments, are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
June 30, 2017:
Subordinated debt and 2nd lien notes	$822,467,954	66%	$746,242,274	64%
Senior debt and 1st lien notes	285,437,775	23	275,313,167	23
Equity shares	141,304,573	11	146,298,366	13
Equity warrants	3,072,517	—	1,459,000	—
	$1,252,282,819	100%	$1,169,312,807	100%
December 31, 2016:
Subordinated debt and 2nd lien notes	$753,635,857	69%	$690,159,367	67%
Senior debt and 1st lien notes	198,616,110	18	191,643,157	18
Equity shares	140,524,807	13	154,216,657	15
Equity warrants	4,154,717	—	1,888,000	—
	$1,096,931,491	100%	$1,037,907,181	100%
During the three months ended June 30, 2017, the Company made six new investments totaling approximately $70.7 million and investments in sixteen existing portfolio companies totaling approximately $18.8 million. During the six months ended June 30, 2017, the Company made fifteen new investments totaling approximately $217.9 million and investments in nineteen existing portfolio companies totaling approximately $33.1 million.
During the three months ended June 30, 2016, the Company made three new investments totaling approximately $46.3 million and investments in ten existing portfolio companies totaling approximately $17.3 million. During the six months ended June 30, 2016, the Company made three new investments totaling approximately $46.3 million and investments in fifteen existing portfolio companies totaling approximately $29.1 million.
Investment Valuation Process
The Company has a valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). The Company's valuation policy and processes were established by management of the Company with the assistance of certain third-party advisors and were approved by the Board. Under ASC Topic 820, there are three levels of valuation inputs, as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
The Company’s investment portfolio is primarily comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, the Company determines the fair value of its investments in good faith primarily using Level 3 inputs. In certain cases, quoted prices or other observable inputs may exist, and if so, the Company assesses the appropriateness of the use of these third-party quotes in determining fair value based on (i) its understanding of the level of actual transactions used by the

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

broker to develop the quote and whether the quote was an indicative price or binding offer and (ii) the depth and consistency of broker quotes and the correlation of changes in broker quotes with the underlying performance of the portfolio company.
Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized as Level 3 investments within the tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Company’s investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
The Company’s valuation process is led by the Company’s executive officers. The Company’s valuation process begins with a quarterly review of each investment in the Company’s investment portfolio by the Company’s executive officers and investment committee. Valuations of each portfolio security are then prepared by the Company’s investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under the Company’s valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer of the Company. Generally, any investment that is valued below cost is subjected to review by one of the Company’s executive officers. After the peer review is complete, the Company engages two independent valuation firms, including Duff & Phelps, LLC (collectively, the “Valuation Firms”), to provide third-party reviews of certain investments, as described further below. Finally, the Board has the responsibility for reviewing and approving, in good faith, the fair value of the Company’s investments in accordance with the 1940 Act.
The Valuation Firms provide third-party valuation consulting services to the Company which consist of certain procedures that the Company identified and requested the Valuation Firms to perform (hereinafter referred to as the “Procedures”). The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, the Company may determine that it is not cost-effective, and as a result is not in the Company’s stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
The total number of investments and the percentage of the investment portfolio on which the Procedures were performed are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2016	18	27%
June 30, 2016	19	30%
September 30, 2016	19	33%
December 31, 2016	20	33%
March 31, 2017	18	30%
June 30, 2017	20	29%

(1)	Exclusive of the fair value of new investments made during the quarter.
Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. The Board is ultimately responsible for determining the fair value of the Company’s investments in good faith.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For the Company’s portfolio securities, fair value is generally the amount that the Company might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if the Company does not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which the Company invests are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless the Company has the ability to control such a transaction, the assumed principal market for the Company’s securities is a hypothetical secondary market. The Level 3 inputs to the Company’s valuation process reflect the Company’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), the Company estimates fair value using an “Enterprise Value Waterfall” valuation model. The Company estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the model assumes that any outstanding debt or other securities that are senior to the Company’s equity securities are required to be repaid at par. Additionally, the Company estimates the fair value of a limited number of its debt securities using the Enterprise Value Waterfall approach in cases where the Company does not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, the Company primarily uses a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, the Company considers other factors, including but not limited to (i) offers from third parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when the Company believes there are comparable companies that are publicly traded, the Company performs a review of these publicly traded companies and the market multiple of their equity securities. For certain non-performing assets, the Company may utilize the liquidation or collateral value of the portfolio company's assets in its estimation of enterprise value.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. Such inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, the Company utilizes the most recent portfolio company financial statements and forecasts available as of the valuation date. The Company also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Enterprise Value Waterfall model remain constant, any increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, the Company utilizes an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when the Company believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, the Company uses a risk rating system to estimate the probability of default on the debt

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
The Company considers the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develops an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment (the “Required Rate of Return”). The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from the Company’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, the Company may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where the Company determines that the Required Rate of Return is different from the stated rate on the investment, the Company discounts the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security would result in a lower (higher) fair value for that security. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Adjusted EBITDA input for a particular debt security would result in a higher (lower) fair value for that security.
The fair value of the Company’s royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.
The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Company’s debt and equity securities at June 30, 2017 and December 31, 2016 are summarized as follows:

June 30, 2017:	Fair Value(1)	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$692,246,150	Income Approach	Required Rate of Return	8.0% – 35.0%	13.2%
			Leverage Ratio	2.1x – 9.3x	4.7x
			Adjusted EBITDA	$4.3 million – $291.4 million	$42.0 million
Subordinated debt and 2nd lien notes	40,828,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.8x – 9.5x	6.6x
			Adjusted EBITDA	$0.9 million – $9.2 million	$5.7 million
			Revenue Multiple	0.8x – 0.8x	0.8x
			Revenues	$90.1 million – $90.1 million	$90.1 million
Senior debt and 1st lien notes	272,066,398	Income Approach	Required Rate of Return	7.9% – 22.5%	10.7%
			Leverage Ratio	1.6x – 5.1x	3.5x
			Adjusted EBITDA	$4.1 million – $110.3 million	$15.4 million
Senior debt and 1st lien notes	3,246,769	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.8x – 3.8x	3.8x
			Adjusted EBITDA	$1.5 million – $1.5 million	$1.5 million
Equity shares and warrants	140,661,366	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.3x – 14.9x	7.3x
			Adjusted EBITDA	$0.7 million – $77.1 million	$14.6 million
			Revenue Multiple	0.8x – 3.5x	1.5x
			Revenues	$17.8 million – $90.8 million	$58.8 million

(1)
One subordinated debt investment with a fair value of $13,168,124 and one equity security with a fair value of $7,096,000 were repaid or redeemed subsequent to the end of the reporting period and were valued at their transaction prices.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

December 31, 2016:	Fair Value(1)	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$646,856,367	Income Approach	Required Rate of Return	9.5% – 35.0%	13.8%
			Leverage Ratio	0.1x – 9.5x	4.8x
			Adjusted EBITDA	$2.6 million – $169.8 million	$27.9 million
Subordinated debt and 2nd lien notes	19,790,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	5.0x – 6.7x	5.8x
			Adjusted EBITDA	$0.6 million – 4.9 million	$2.1 million
			Revenue Multiple	0.8x – 0.8x	0.8x
			Revenues	$98.0 million – $98.0 million	$98.0 million
Senior debt and 1st lien notes	190,793,157	Income Approach	Required Rate of Return	4.3% – 20.0%	11.0%
			Leverage Ratio	0.0x – 8.3x	3.2x
			Adjusted EBITDA	$4.0 million – $14.1 million	$9.3 million
Equity shares and warrants	152,435,657	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.3x – 14.9x	7.4x
			Adjusted EBITDA	($1.4 million) – $82.1 million	$15.0 million
			Revenue Multiple	0.8x – 4.0x	1.4x
			Revenues	$19.0 million – $98.0 million	$61.7 million

(1)
Certain subordinated debt investments with a total fair value of $23,513,000 and certain equity securities with a total fair value of $3,669,000 were repaid or redeemed subsequent to the end of the reporting period and were valued at their transaction price. One senior debt investment with a total fair value of $850,000 was expected to be repaid subsequent to the end of the reporting period and was valued at its expected settlement value.

The following table presents the Company’s investment portfolio at fair value as of June 30, 2017 and December 31, 2016, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value as of June 30, 2017
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$746,242,274	$746,242,274
Senior debt and 1st lien notes	—	—	275,313,167	275,313,167
Equity shares	—	—	146,298,366	146,298,366
Equity warrants	—	—	1,459,000	1,459,000
	$—	$—	$1,169,312,807	$1,169,312,807

	Fair Value as of December 31, 2016
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$690,159,367	$690,159,367
Senior debt and 1st lien notes	—	—	191,643,157	191,643,157
Equity shares	—	—	154,216,657	154,216,657
Equity warrants	—	—	1,888,000	1,888,000
	$—	$—	$1,037,907,181	$1,037,907,181

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

The following tables reconcile the beginning and ending balances of the Company’s investment portfolio measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the six months ended June 30, 2017 and 2016:

Six Months Ended June 30, 2017:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$690,159,367	$191,643,157	$154,216,657	$1,888,000	$1,037,907,181
New investments	108,773,285	133,598,959	8,620,116	—	250,992,360
Reclassifications	22,558,007	(22,558,007)	—	—	—
Proceeds from sales of investments	—	—	(16,390,012)	152,592	(16,237,420)
Loan origination fees received	(1,748,132)	(2,082,235)	—	—	(3,830,367)
Principal repayments received	(51,771,029)	(20,750,316)	—	—	(72,521,345)
PIK interest earned	5,625,960	662,624	—	—	6,288,584
PIK interest payments received	(3,062,908)	(507,979)	—	—	(3,570,887)
Accretion of loan discounts	90,966	54,694	—	—	145,660
Accretion of deferred loan origination revenue	1,719,273	514,877	—	—	2,234,150
Realized gain (loss)	(13,353,325)	(2,110,952)	8,549,662	(1,234,792)	(8,149,407)
Unrealized gain (loss)	(12,749,190)	(3,151,655)	(8,698,057)	653,200	(23,945,702)
Fair value, end of period	$746,242,274	$275,313,167	$146,298,366	$1,459,000	$1,169,312,807

Six Months Ended June 30, 2016:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
New investments	65,489,356	1,000,000	8,305,081	650,000	75,444,437
Reclassifications	4,020,247	(4,020,247)	—	—	—
Proceeds from sales of investments	—	—	(10,819,469)	(121,878)	(10,941,347)
Loan origination fees received	(1,582,991)	(40,000)	—	—	(1,622,991)
Principal repayments received	(105,161,664)	(3,381,185)	—	—	(108,542,849)
PIK interest earned	7,019,085	717,943	—	—	7,737,028
PIK interest payments received	(5,507,722)	(236,150)	—	—	(5,743,872)
Accretion of loan discounts	101,049	98,648	—	—	199,697
Accretion of deferred loan origination revenue	2,288,179	262,444	—	—	2,550,623
Realized gain (loss)	—	(1,560,322)	6,238,154	(154,222)	4,523,610
Unrealized gain (loss)	(17,272,624)	986,954	3,597,504	2,630,100	(10,058,066)
Fair value, end of period	$648,517,998	$126,757,349	$148,876,639	$6,671,000	$930,822,986

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s Unaudited Consolidated Statements of Operations. Pre-tax net unrealized losses on investments of $22.9 million and $35.2 million during the three and six months ended June 30, 2017, were related to portfolio company investments that were still held by the Company as of June 30, 2017. Pre-tax net unrealized losses on investments of $8.4 million and $7.0 million during the three and six months ended June 30, 2016, respectively, were related to portfolio company investments that were still held by the Company as of June 30, 2016.
The Company’s primary investment objective is to generate current income and capital appreciation by investing directly in privately-held lower middle market companies to help these companies fund acquisitions, growth or refinancing. During the six months ended June 30, 2017, the Company made investments of approximately $241.9 million in portfolio companies to

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

which it was not previously contractually committed to provide such financing. During the six months ended June 30, 2017, the Company made investments of $9.1 million in companies to which it was previously committed to provide such financing.
During the six months ended June 30, 2016, the Company made investments of approximately $72.0 million in portfolio companies to which it was not previously contractually committed to provide such financing. During the six months ended June 30, 2016 , the Company made investments of $3.4 million in companies to which it was previously committed to provide such financing. The details of the Company’s investments have been disclosed on the Consolidated Schedules of Investments.
Warrants
When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.
Investment Classification
In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control / Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company, has greater than 50.0% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns at least 5.0%, but no more than 25.0%, of the voting securities of such company.
Investment Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date. The Company had negative dividend income of approximately $0.4 million during the six months ended June 30, 2016, consisting of dividend income of approximately $0.9 million and a negative true-up adjustment of $1.3 million related to a portfolio company distribution that was received in 2015. In 2015, the Company received information that indicated that the tax character of the distribution was 100% dividend income, but received updated information in 2016 indicating that only 14% of the distribution was dividend income and the remainder was a return of capital, which necessitated the adjustment.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements ("Loan Origination Fees") are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver and amendment fees, and are recorded as investment income when earned.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

Fee income for the three and six months ended June 30, 2017 and 2016 was as follows:

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Recurring Fee Income:
Amortization of loan origination fees	$611,295	$528,718	$1,230,495	$1,085,958
Management, valuation and other fees	255,431	226,167	457,391	418,295
Total Recurring Fee Income	866,726	754,885	1,687,886	1,504,253
Non-Recurring Fee Income:
Prepayment fees	15,270	873,886	731,403	1,488,357
Acceleration of unamortized loan origination fees	273,445	886,903	1,003,654	1,464,665
Loan amendment fees	65,000	7,770	115,000	17,770
Other fees	9,000	255,899	9,000	338,199
Total Non-Recurring Fee Income	362,715	2,024,458	1,859,057	3,308,991
Total Fee Income	$1,229,441	$2,779,343	$3,546,943	$4,813,244
Payment-in-Kind Interest
The Company currently holds, and expects to hold in the future, some loans in its portfolio that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is a non-cash source of income at the time of recognition, is included in the Company’s taxable income and therefore affects the amount the Company is required to distribute to its stockholders to maintain its qualification as a regulated investment company ("RIC") for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
Concentration of Credit Risk
The Company’s investments are generally in lower middle market companies in a variety of industries. As of both June 30, 2017 and December 31, 2016, there were no individual investments representing greater than 10% of the fair value of the Company’s portfolio. As of June 30, 2017 and December 31, 2016, the Company’s largest single portfolio company investment represented approximately 4.5% and 4.7%, respectively, of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several portfolio companies.
The Company’s investments carry a number of risks including, but not limited to: (i) investing in lower middle market companies which may have limited financial resources and may have limited operating histories, (ii) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors and (iii) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.
As of June 30, 2017, $859.0 million of the Company's assets were pledged as collateral for the Company's third amended and restated senior secured credit facility, as amended on May 1, 2017 (the “Credit Facility”), and $391.8 million were subject to superior claim over the Company's stockholders by the SBA. If the Company defaults on its obligations under the Credit Facility or its SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claims.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

Investments Denominated in Foreign Currency
As of both June 30, 2017 and December 31, 2016, the Company held investments in two portfolio companies that were denominated in Canadian dollars.
At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into United States dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into United States dollars using the rates of exchange prevailing on the respective dates of such transactions.
Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into United States dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net unrealized appreciation (depreciation) of investments in the Company's Unaudited Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States Dollar.
3. INCOME TAXES
The Company has elected for federal income tax purposes to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to make the required distributions to its stockholders as specified therein. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company has historically met its minimum distribution requirements and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Unaudited Consolidated Statements of Operations. Additionally, any unrealized appreciation related to portfolio investments held by the Taxable Subsidiaries (net of unrealized depreciation related to portfolio investments held by the Taxable Subsidiaries) is reflected net of applicable federal and state income taxes in the Company's Unaudited Consolidated Statements of Operations, with the related deferred tax assets presented in the Company's Unaudited Consolidated Balance Sheet.
For federal income tax purposes, the cost of investments owned as of June 30, 2017 and December 31, 2016 was approximately $1.3 billion and $1.1 billion, respectively.
4. BORROWINGS
The Company had the following borrowings outstanding as of June 30, 2017 and December 31, 2016:

Issuance/Pooling Date	Maturity Date	Interest Rate as of June 30, 2017	June 30, 2017	December 31, 2016
SBA-Guaranteed Debentures:
March 25, 2009	March 1, 2019	5.337%	$22,000,000	$22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.687%	32,590,000	32,590,000
March 29, 2011	March 1, 2021	4.474%	75,400,000	75,400,000
September 21, 2011	September 1, 2021	3.392%	19,100,000	19,100,000
March 27, 2013	March 1, 2023	3.155%	30,000,000	30,000,000
September 24, 2014	September 1, 2024	3.790%	31,310,000	31,310,000
September 21, 2016	September 1, 2026	2.723%	32,800,000	32,800,000
Less: Deferred financing fees			(4,149,059)	(4,610,034)
Total SBA-Guaranteed Debentures			$245,850,941	$245,389,966
Credit Facility:
May 1, 2017	April 30, 2022	3.782%	$125,315,242	$127,011,475
Total Credit Facility			$125,315,242	$127,011,475
Notes:
October 19, 2012	December 15, 2022	6.375%	$80,500,000	$80,500,000
February 6, 2015	March 15, 2022	6.375%	86,250,000	86,250,000
Less: Deferred financing fees			(3,673,320)	(3,994,619)
Total Notes			$163,076,680	$162,755,381

SBA-Guaranteed Debentures
Under the Small Business Investment Act of 1958, as amended, and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time, SBA-guaranteed debentures up to two times (and in certain cases, up to three times) the amount of its regulatory capital. As of June 30, 2017, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that can be issued by a single SBIC was $150.0 million and by a group of SBICs under common control was $350.0 million. As of June 30, 2017, Triangle SBIC had issued the maximum $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. Interest payments on SBA-guaranteed debentures are payable semi-annually and there are no principal payments required on these debentures prior to maturity, nor do the debentures carry any prepayment penalties. The weighted average interest rates for all SBA-guaranteed debentures as of both June 30, 2017 and December 31, 2016 were 3.90%. As of both June 30, 2017 and December 31, 2016, all SBA-guaranteed debentures were pooled.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

In addition to a one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each SBA-guaranteed debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. Upon prepayment of an SBA-guaranteed debenture, any unamortized deferred financing costs related to the SBA-guaranteed debenture are written off and recognized as a loss on extinguishment of debt in the Unaudited Consolidated Statements of Operations.
The fair values of the SBA-guaranteed debentures are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of June 30, 2017 and December 31, 2016, the carrying amounts of the SBA-guaranteed debentures were approximately $245.9 million and $245.4 million, respectively. As of June 30, 2017 and December 31, 2016, the fair values of the SBA-guaranteed debentures were $263.6 million and $264.9 million, respectively.
Credit Facility
In May 2015, the Company entered into the Credit Facility, which was subsequently amended in May 2017. The amendment, among other things, increased commitments from $300.0 million to $435.0 million and extended the maturity by two years. The revolving period of the Credit Facility ends April 30, 2021 followed by a one-year amortization period with a final maturity date of April 30, 2022. The Company has the ability to borrow in both United States dollars as well as foreign currencies under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by the Company's assets, excluding the assets of the Company’s wholly-owned SBIC subsidiaries.
Borrowings under the Credit Facility bear interest, subject to the Company's election, on a per annum basis equal to (i) the applicable base rate plus 1.75% (or 1.50% if the Company receives an investment grade credit rating), (ii) the applicable LIBOR rate plus 2.75% (or 2.50% if the Company receives an investment grade credit rating) or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75% (or 2.50% if the Company receives an investment grade credit rating). The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR plus 2.0%. The applicable LIBOR rate depends on the term of the draw under the Credit Facility. The Company pays a commitment fee of 1.00% per annum on undrawn amounts if the used portion of the Credit Facility is less than or equal to 25.0% of total commitments, or 0.375% per annum on undrawn amounts if the used portion of the Credit Facility is greater than 25.0% of total commitments. These commitment fees are included in interest and other financing fees on the Company's Unaudited Consolidated Statements of Operations. Borrowings under the Credit Facility are limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.
As of June 30, 2017, the Company had United States dollar borrowings of $103.3 million outstanding under the Credit Facility with an interest rate of 3.81% and non-United States dollar borrowings denominated in Canadian dollars of $28.6 million ($22.0 million in United States dollars) outstanding under the Credit Facility with a weighted average interest rate of 3.65%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Credit Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in the Company's Unaudited Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond the control of the Company and cannot be predicted. As of December 31, 2016, the Company had United States dollar borrowings of $105.7 million outstanding under the Credit Facility with an interest rate of 3.37% and non-United States dollar borrowings denominated in Canadian dollars of $28.6 million ($21.3 million United States dollars) outstanding under the Credit Facility with an interest rate of 3.64%.
The fair value of the borrowings outstanding under the Credit Facility are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of June 30, 2017 and December 31, 2016, the fair values of the borrowings outstanding under the Credit Facility were $125.3 million and $127.0 million, respectively.
The Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining a minimum consolidated tangible net worth, (iii) maintaining a minimum asset coverage ratio and (iv) maintaining the Company's status as a RIC and as a BDC. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

indebtedness, bankruptcy, change of control, and material adverse effect. The Credit Facility also permits Branch Banking and Trust Company, the administrative agent, to select an independent third-party valuation firm to determine valuations of certain portfolio investments for purposes of borrowing base provisions. As of June 30, 2017 and December 31, 2016, the Company was in compliance with all covenants of the Credit Facility.
Notes
In October 2012, the Company issued $70.0 million of unsecured notes due 2022 (the "December 2022 Notes") and in November 2012, issued $10.5 million of December 2022 Notes pursuant to the exercise of an over-allotment option. The December 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 15, 2015. The December 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012. As of June 30, 2017 and December 31, 2016, the carrying amounts of the December 2022 Notes were $78.8 million and $78.7 million, respectively. As of June 30, 2017 and December 31, 2016, the fair values of the December 2022 Notes were $81.8 million and $81.9 million, respectively.
In February 2015, the Company issued $86.3 million of unsecured notes due 2022 (the "March 2022 Notes"). The March 2022 Notes mature on March 15, 2022 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 15, 2018. The March 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2015. The net proceeds to the Company from the sale of the March 2022 Notes, after underwriting discounts and offering expenses, were approximately $83.4 million. As of June 30, 2017 and December 31, 2016, the carrying amounts of the March 2022 Notes were $84.3 million and $84.1 million, respectively. As of June 30, 2017 and December 31, 2016, the fair values of the March 2022 Notes were $88.4 million and $87.7 million, respectively. The fair values of the December 2022 Notes and the March 2022 Notes are based on the closing prices of each respective security on the New York Stock Exchange, which are Level 1 inputs under ASC 820.
The indenture and supplements thereto relating to the December 2022 Notes and the March 2022 Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of the 1940 Act or any successor provisions, after giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (“SEC”), (ii) a requirement that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of June 30, 2017 and December 31, 2016, the Company was in compliance with all covenants of the December 2022 Notes and the March 2022 Notes.

5. EQUITY-BASED AND OTHER COMPENSATION PLANS
In February 2017, both the compensation committee of the Board and the Board adopted the Triangle Capital Corporation Omnibus Incentive Plan (the "Omnibus Plan"), and in May 2017, the Company’s stockholders approved the Omnibus Plan at the Company’s 2017 Annual Meeting of Stockholders. Prior to the approval of the Omnibus Plan, the Company compensated its professionals through two separate plans: the Amended and Restated 2007 Equity Incentive Plan (the "Equity Incentive Plan"), which provided for grants of restricted stock and options to employees, officers and directors, and the 2012 Executive Cash Incentive Plan (the "Cash Incentive Plan"), which provided for the payment of cash bonuses to employees and officers. The Omnibus Plan was created primarily for the purpose of combining the Equity Incentive Plan and the Cash Incentive Plan in order to reduce the administrative burden of monitoring the terms and conditions of two separate plans. The terms of the Equity Incentive Plan and the Cash Incentive Plan, as combined and reflected in the Omnibus Plan, are substantially similar to the respective terms of each standalone plan.
The Omnibus Plan provides for grants of restricted stock, incentive stock options, non-statutory stock options and cash-based and/or stock-based performance awards, collectively, “Awards,” to the Company’s existing and future employees. Equity-based awards granted under the Omnibus Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Omnibus Plan to executive officers and employees generally will vest ratably over a four-year period. In addition, the Omnibus Plan increased the maximum number of shares of the Company’s common stock with respect to which Awards may be granted under the Omnibus Plan to 4,000,000 shares of the Company’s common stock from 2,400,000

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

shares of the Company’s common stock that were approved under the Equity Incentive Plan. The Omnibus Plan expires May 3, 2027.
The Company accounts for its equity-based compensation using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to compensation expense ratably over the requisite service period or vesting term.
The following table presents information with respect to equity-based compensation for the six months ended June 30, 2017 and 2016:

	Six Months Ended June 30, 2017		Six Months Ended June 30, 2016
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested shares, beginning of period	631,622	$21.23	778,116	$24.10
Shares granted during the period	360,470	$19.22	364,605	$17.56
Shares vested during the period	(233,214)	$22.40	(407,611)	$23.12
Unvested shares, end of period	758,878	$19.92	735,110	$21.40

In the three months ended June 30, 2017, the Company recognized equity-based compensation expense of approximately $1.5 million, and in the six months ended June 30, 2017, the Company recognized equity-based compensation expense of approximately $3.0 million. In the three months ended June 30, 2016 , the Company recognized equity-based compensation expense of approximately $1.6 million and in the six months ended June 30, 2016, the Company recognized equity-based compensation expense of approximately $5.9 million, $2.7 million of which related to the accelerated vesting of outstanding shares of restricted stock of the Company's former Chief Executive Officer, Garland S. Tucker III, who retired from his officer positions in February 2016. This expense is included in compensation expenses in the Company’s Unaudited Consolidated Statements of Operations.
As of June 30, 2017, there was approximately $12.6 million of total unrecognized compensation cost related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted average period of approximately 2.3 years.
The Board has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s contributions will earn a return based on the returns on certain investments designated by the Compensation Committee of the Board. Participants are 100% vested in amounts deferred under the deferred compensation plan and the earnings thereon. Contributions to the plan and earnings thereon generally vest ratably over a four-year period.
The Company maintains a 401(k) plan in which all full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive employer contributions. Eligible employees may contribute a portion of their compensation on a pretax basis into the 401(k) plan up to the maximum amount allowed under the Code, and direct the investment of their contributions.
6. TRANSACTIONS WITH CONTROLLED COMPANIES
During each of the three months ended June 30, 2017 and 2016, the Company received management fees from SRC Worldwide, Inc., a 100%-owned portfolio company, of $100,000. During each of the six months ended June 30, 2017 and 2016, the Company received management fees from SRC Worldwide, Inc. of $200,000. These fees were recognized as fee income in the Company's Unaudited Consolidated Statements of Operations. In addition, during the three and six months ended June 30, 2016, the Company recognized $300,000 as dividend income from SRC Worldwide, Inc.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

7. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company's portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The balances of unused commitments to extend financing as of June 30, 2017 and December 31, 2016 were as follows:

Portfolio Company	Investment Type	June 30, 2017	December 31, 2016
Baker Hill Acquisition, LLC	Delayed Draw Term Loan	$500,000	$—
Cafe Enterprises, Inc.	Second Lien Debt	750,000	—
DPII Holdings LLC	Guaranty	576,925	576,925
DLC Acquisition, LLC	Revolver	1,800,000	3,000,000
Eckler's Holdings, Inc.	Equity Investment	1,000,000	—
Halo Branded Solutions, Inc.	Delayed Draw Term Loan	3,250,000	3,250,000
HKW Capital Partners IV, L.P.	Private Equity	121,608	530,032
Lakeview Health Acquisition Company	Revolver	1,387,367	1,387,367
Native Maine Operations	Revolver	1,000,000	—
Nautic Partners VII, LP	Private Equity	532,532	642,172
Nomacorc, LLC	Equity Investment	841,450	849,362
Orchid Underwriters Agency, LLC	Delayed Draw Term Loan	800,000	8,400,000
Orchid Underwriters Agency, LLC	Revolver	—	5,000,000
SCA Pharmaceuticals, LLC	Delayed Draw Term Loan	—	12,000,000
Schweiger Dermatology Group, LLC	Delayed Draw Term Loan	10,000,000	—
SCUF Gaming, Inc.	Revolver	2,000,000	3,500,000
Smile Brands, Inc.	Equity Investment	1,000,000	1,000,000
Smile Brands, Inc.	Delayed Draw Term Loan	18,826,531	18,826,531
SPC Partners V, LP	Private Equity	290,631	522,881
SPC Partners VI, LP	Private Equity	3,000,000	3,000,000
TCFI Merlin LLC and TCFI CSG LLC	Revolver	500,000	—
Team Waste, LLC	Equity Investment	—	900,000
TGaS Advisors, LLC	Revolver	2,000,000	2,000,000
YummyEarth Inc.	Delayed Draw Term Loan	1,500,000	1,500,000
Total unused commitments to extend financing		$51,677,044	$66,885,270
The Company may, in the future, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. Since its inception, neither Triangle Capital Corporation nor any of its subsidiaries have been party to any material legal proceedings.

Triangle Capital Corporation
Notes to Unaudited Consolidated Financial Statements — (Continued)

8. FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights for the six months ended June 30, 2017 and 2016:

	Six Months Ended June 30,
	2017	2016
Per share data:
Net asset value at beginning of period	$15.13	$15.23
Net investment income(1)	0.82	0.77
Net realized gain (loss) on investments(1)	(0.18)	0.13
Net unrealized depreciation on investments / foreign currency(1)	(0.52)	(0.34)
Total increase from investment operations(1)	0.12	0.56
Dividends paid to stockholders from net investment income	(0.90)	(0.99)
Total dividends paid	(0.90)	(0.99)
Shares issued pursuant to Dividend Reinvestment Plan	0.01	0.02
Common stock offering	0.61	—
Stock-based compensation	(0.07)	—
Tax provision(1)	(0.01)	—
Other(2)	(0.06)	—
Net asset value at end of period	$14.83	$14.82
Market value at end of period(3)	$17.62	$19.38
Shares outstanding at end of period	47,745,674	33,630,195
Net assets at end of period	$707,944,974	$498,250,672
Average net assets	$670,884,725	$509,888,799
Ratio of total expenses, including provision for taxes, to average net assets (annualized)	7.32%	11.36%
Ratio of net investment income to average net assets (annualized)	11.08%	10.12%
Portfolio turnover ratio	8.40%	7.83%
Total return(4)	0.95%	6.59%
Supplemental Data:
Efficiency ratio(5)	16.63%	28.79%

(1)	Weighted average basic per share data.

(2)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)
Total return is based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the Company's dividend reinvestment plan during the period. Total return is not annualized.

(5)	Efficiency ratio equals the sum of (i) compensation and related expenses and (ii) general and administrative expenses divided by total investment income.
9. SUBSEQUENT EVENTS
In July 2017, the Company invested $10.0 million in a debt security of IDERA, Inc. Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 9.0% per annum.
In July 2017, the Company invested $11.0 million in debt and equity securities of HemaSource, Inc. Under the terms of the investment, the debt security bears interest at a rate of 11.0% per annum.
In July 2017, the Company increased its commitments under the Credit Facility from $435.0 million to $465.0 million using the accordion feature of the Credit Facility. Following the increase, the Credit Facility has current commitments of $465.0 million supported by 14 financial institutions, with the continued ability to increase the total borrowing size up to $550.0 million, subject to certain conditions and the satisfaction of specified financial covenants.

TRIANGLE CAPITAL CORPORATION Unaudited Schedule of Investments in and Advances to Affiliates Six Months Ended June 30, 2017

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2016 Value	Gross Additions(3)	Gross Reductions(4)	June 30, 2017 Value
Control Investments:
CRS Reprocessing, LLC	Senior Notes (4.7% Cash)	$—	$—	$66,184	$2,942,769	$—	$—	$2,942,769
	Split Collateral Term Loans (8% Cash)	—	(8,628,000)	513,963	6,182,000	2,750,000	8,628,000	304,000
	Series F Preferred Units (705,321 units)	—	—	—	—	—	—	—
	Common Units (15,174 units)	—	—	—	—	—		—
		—	(8,628,000)	580,147	9,124,769	2,750,000	8,628,000	3,246,769

DCWV Acquisition Corporation	Senior Subordinated Note (15% PIK)(5)	—	—	—	250,000	—	—	250,000
	Subordinated Note (12% Cash, 3% PIK)(5)	—	(876,000)	—	1,389,000	—	876,000	513,000
	Jr. Subordinated Note (15% PIK)(5)	—	—	—	—	—	—	—
	Series A Preferred Equity (1,200 shares)	—	—	—	—	—	—	—
	100% Common Shares	—	—	—	—	—	—	—
		—	(876,000)	—	1,639,000	—	876,000	763,000

DialogDirect, Inc.	Subordinated Note (8% PIK)(5)	—	(5,486,000)	—	—	15,994,000	5,486,000	10,508,000
	Class A Common Units (1,176,500 units)	—	—	—	—	—	—	—
		—	(5,486,000)	—	—	15,994,000	5,486,000	10,508,000

Gerli & Company	Subordinated Note (13% Cash)	(375,000)	375,000	—	—	375,000	375,000	—
	Subordinated Note (8.5% Cash)	(3,000,000)	3,000,000	—	—	3,000,000	3,000,000	—
	Class A Preferred Shares (1,211 shares)	(855,000)	855,000	—	—	855,000	855,000	—
	Class C Preferred Shares (744 shares)	—	—	—	—	—	—	—
	Class E Preferred Shares (400 shares)	(161,440)	161,440	—	—	161,440	161,440	—
	Common Stock (300 shares)	(100,000)	100,000	—	—	100,000	100,000	—
		(4,491,440)	4,491,440	—	—	4,491,440	4,491,440	—

SRC Worldwide, Inc.	Common Stock (5,000 shares)	—	(144,000)	200,000	8,028,000	—	144,000	7,884,000
		—	(144,000)	200,000	8,028,000	—	144,000	7,884,000

Total Control Investments		(4,491,440)	(10,642,560)	780,147	18,791,769	23,235,440	19,625,440	22,401,769

Affiliate Investments:
All Metals Holding, LLC	Subordinated Note (12% Cash, 1% PIK)	—	—	437,613	6,249,220	46,501	—	6,295,721
	Units (318,977 units)	—	(22,000)	—	754,000	—	22,000	732,000
		—	(22,000)	437,613	7,003,220	46,501	22,000	7,027,721

TRIANGLE CAPITAL CORPORATION Unaudited Schedule of Investments in and Advances to Affiliates — (Continued) Six Months Ended June 30, 2017

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2016 Value	Gross Additions(3)	Gross Reductions(4)	June 30, 2017 Value
CIS Secure Computing Inc.	Subordinated Note (12% Cash, 3% PIK)	$—	$—	$811,182	$11,670,708	$138,722	$1,000,000	$10,809,430
	Common Stock (84 shares)	—	(227,000)	—	2,155,000	—	227,000	1,928,000
		—	(227,000)	811,182	13,825,708	138,722	1,227,000	12,737,430

Consolidated Lumber Company LLC	Subordinated Note (10% Cash, 2% PIK)	—	(156,611)	194,082	4,278,000	78,750	4,356,750	—
	Class A Units (15,000 units)	—	50,000	58,792	2,481,000	50,000	—	2,531,000
		—	(106,611)	252,874	6,759,000	128,750	4,356,750	2,531,000

DPII Holdings, LLC	Tranche III Subordinated Note (19% PIK)(5)	—	2,148,000	—	—	2,148,000	—	2,148,000
	Tranche I & II Subordinated Notes (12% Cash, 4% PIK)(5)	—	(1,598,169)	—	2,356,001	—	1,826,001	530,000
	Class A Membership Interest (17,308 units)	—	—	—	—	—	—	—
		—	549,831	—	2,356,001	2,148,000	1,826,001	2,678,000

FCL Holding SPV, LLC	Class A Interest (24,873 units)	—	(37,000)	45,452	645,000	—	37,000	608,000
	Class B Interest (48,427 units)	—	(101,000)	—	101,000	—	101,000	—
	Class B Interest (3,746 units)	—		—	—	—	—	—
		—	(138,000)	45,452	746,000	—	138,000	608,000

Frank Entertainment Group, LLC	Senior Note (10% Cash, 5.8% PIK)	—	(1,077,888)	823,087	9,940,684	351,600	1,080,284	9,212,000
	Subordinate Note (10% Cash)		(174,000)	15,000	—	1,200,000	174,000	1,026,000
	Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)	—	(3,492,904)	—	4,566,904	—	3,492,904	1,074,000
	Class B Redeemable Preferred Units (18,667 units)	—	(1,660,810)	—	1,660,810	—	1,660,810	—
	Class C Redeemable Preferred Units (25,846 units)	—	(600,000)	—	600,000	—	600,000	—
	Class A Common Units (43,077 units)	—	—	—	—	—	—	—
	Class A Common Warrants	—	—	—	—	—	—	—
		—	(7,005,602)	838,087	16,768,398	1,551,600	7,007,998	11,312,000

MS Bakery Holdings, Inc.	Preferred Units (233 units)	185,133	(185,133)	—	397,000	185,133	582,133	—
	Common B Units (3,000 units)	2,087,323	(2,086,860)	—	2,110,000	2,087,323	4,197,323	—
	Common A Units (1,652 units)	1,147,007	(1,147,007)	—	1,162,000	1,147,007	2,309,007	—
		3,419,463	(3,419,000)	—	3,669,000	3,419,463	7,088,463	—

Native Maine Operations, Inc.	Senior Notes (10.2% Cash)	—	—	982,475	—	17,650,124	—	17,650,124
	Preferred Units (20,000 units)	—	—	—	—	2,000,000	—	2,000,000
		—	—	982,475	—	19,650,124	—	19,650,124

TRIANGLE CAPITAL CORPORATION Unaudited Schedule of Investments in and Advances to Affiliates — (Continued) Six Months Ended June 30, 2017

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2016 Value	Gross Additions(3)	Gross Reductions(4)	June 30, 2017 Value
NB Products, Inc.	Subordinated Note (12% Cash, 2% PIK)	$—	$—	$1,759,235	$22,751,190	$275,881	$—	$23,027,071
	Jr. Subordinated Note (10% PIK)	—	—	245,620	4,595,921	252,934	—	4,848,855
	Jr. Subordinated Bridge Note (20% PIK)	—	—	209,146	1,972,727	209,146	—	2,181,873
	Series A Redeemable Senior Preferred Stock (7,839 shares)	—	473,000	—	9,412,000	473,000	—	9,885,000
	Common Stock (1,668,691 shares)	—	3,375,000	—	9,779,000	3,375,000	—	13,154,000
		—	3,848,000	2,214,001	48,510,838	4,585,961	—	53,096,799

Passport Food Group, LLC	Senior Notes (10.2% Cash)	—	—	534,414	—	19,615,658	—	19,615,658
	Common Shares (20,000 shares)	—	—	—	—	2,000,000	—	2,000,000
		—	—	534,414	—	21,615,658	—	21,615,658

PCX Aerostructures, LLC	Subordinated Note (10.5% Cash)	—	974,376	1,611,758	21,960,000	1,021,000	—	22,981,000
	Series A Preferred Stock (6,066 shares)	—		—	—	—	—	—
	Series B Preferred Stock (411 shares)	—	—	—	—	—	—	—
	Class A Common Stock (121,922 shares)	—	—	—	—	—	—	—
		—	974,376	1,611,758	21,960,000	1,021,000	—	22,981,000

Team Waste, LLC	Preferred Units (500,000 units)	—	—	9,000	9,100,000	900,000	—	10,000,000
		—	—	9,000	9,100,000	900,000	—	10,000,000

Technology Crops, LLC	Subordinated Notes (12% Cash, 5% PIK)	—	(2,229,340)	1,022,443	11,837,622	300,718	2,229,340	9,909,000
	Common Units (50 units)	—	—	—	—	—	—	—
		—	(2,229,340)	1,022,443	11,837,622	300,718	2,229,340	9,909,000

TGaS Advisors, LLC	Senior Note (10% Cash, 1% PIK)	—	—	563,891	9,521,986	78,045	124,486	9,475,545
	Preferred Units (1,685,357 units)	—	72,000	—	1,270,000	72,000	—	1,342,000
		—	72,000	563,891	10,791,986	150,045	124,486	10,817,545

Tulcan Fund IV, L.P.	Common Units (1,000,000 units)	—	—	—	—	—	—	—
		—	—	—	—	—	—	—

United Retirement Plan Consultants, Inc.	Series A Preferred Shares (9,400 shares)	—	11,000	—	257,000	11,000	—	268,000
	Common Shares (100,000 shares)	—	(52,000)	—	301,000	—	52,000	249,000
		—	(41,000)	—	558,000	11,000	52,000	517,000

TRIANGLE CAPITAL CORPORATION Unaudited Schedule of Investments in and Advances to Affiliates — (Continued) Six Months Ended June 30, 2017

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2016 Value	Gross Additions(3)	Gross Reductions(4)	June 30, 2017 Value
Waste Recyclers Holdings, LLC	Class A Preferred Units (280 units)	$—	$—	$—	$—	$—	$—	$—
	Class B Preferred Units (11,484,867 units)	—	(199,000)	—	817,000	—	199,000	618,000
	Common Unit Purchase Warrant (1,170,083 units)	—	—	—	—	—	—	—
	Common Units (153,219 units)	—	—	—	—	—	—	—
		—	(199,000)	—	817,000	—	199,000	618,000

Wythe Will Tzetzo, LLC	Series A Preferred Units (99,829 units)	—	(2,153,000)	—	6,808,000	—	2,153,000	4,655,000
		—	(2,153,000)	—	6,808,000	—	2,153,000	4,655,000

Investments not held at the end of the period		24,881	—	—	—	24,881	24,881	—

Total Affiliate Investments		$3,444,344	$(10,096,346)	$9,323,190	$161,510,773	$55,692,423	$26,448,919	$190,754,277

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.

(3)
Gross additions include increase in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Non-accrual investment

This schedule should be read in conjunction with Triangle Capital Corporation's Unaudited Consolidated Financial Statements, including the Unaudited Consolidated Schedule of Investments.

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
Control Investments:
CRS Reprocessing, LLC	Senior Notes (4.3% Cash)	$—	$—	$120,067	$2,942,769	$—	$—	$2,942,769
	Split Collateral Term Loans (8% Cash)	—	(5,010,464)	897,649	6,192,464	5,000,000	5,010,464	6,182,000
	Series F Preferred Units (705,321 units)	—	(5,221,000)	—	5,221,000	—	5,221,000	—
	Common Units (15,174 units)	—	—	333	—	—		—
		—	(10,231,464)	1,018,049	14,356,233	5,000,000	10,231,464	9,124,769

DCWV Acquisition Corporation	Senior Subordinated Note (15% PIK)(5)	—	—	—	250,000	—	—	250,000
	Subordinated Note (12% Cash, 3% PIK)(5)	—	(1,728,000)	—	3,117,000	—	1,728,000	1,389,000
	Jr. Subordinated Note (15% PIK)(5)	—	—	—	—	—	—	—
	Series A Preferred Equity (1,200 shares)	—	—	—	—	—	—	—
	100% Common Shares	—	—	—	—	—	—	—
		—	(1,728,000)	—	3,367,000	—	1,728,000	1,639,000

Gerli & Company	Subordinated Note (13% Cash)(5)	—	(375,000)	—	375,000	—	375,000	—
	Subordinated Note (8.5% Cash)(5)	—	(437,000)	—	437,000	—	437,000	—
	Class A Preferred Shares (1,211 shares)	—	—	—	—	—	—	—
	Class C Preferred Shares (744 shares)	—	—	—	—	—	—	—
	Class E Preferred Shares (400 shares)	—	—	—	—	—	—	—
	Common Stock (300 shares)	—	—	—	—	—	—	—
		—	(812,000)	—	812,000	—	812,000	—

SRC Worldwide, Inc.	Common Stock (5,000 shares)	—	1,307,000	700,000	6,921,000	1,307,000	200,000	8,028,000
		—	1,307,000	700,000	6,921,000	1,307,000	200,000	8,028,000

Total Control Investments		—	(11,464,464)	1,718,049	25,456,233	6,307,000	12,971,464	18,791,769

Affiliate Investments:
All Aboard America! Holdings Inc.	Subordinated Note (12% Cash, 3% PIK)	—	—	2,440,362	14,953,191	577,433	15,530,624	—
	Membership Units in LLC	3,118,958	(2,723,218)	—	5,024,000	3,118,958	8,142,958	—
		3,118,958	(2,723,218)	2,440,362	19,977,191	3,696,391	23,673,582	—

All Metals Holding, LLC	Subordinated Note (12% Cash, 1% PIK)	—	—	—	—	6,249,220	—	6,249,220
	Units (318,977 units)	—	(39,331)	—	—	793,331	39,331	754,000
		—	(39,331)	—	—	7,042,551	39,331	7,003,220

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
American De-Rosa Lamparts, LLC and Hallmark Lighting, LLC	Subordinated Note (12% Cash, 3% PIK)	$—	$—	$663,502	$7,186,235	$227,130	$7,413,365	$—
	Membership Units (8,364 units)	3,555,652	(3,251,347)	102,800	3,872,000	3,555,652	7,427,652	—
		3,555,652	(3,251,347)	766,302	11,058,235	3,782,782	14,841,017	—

CIS Secure Computing Inc.	Subordinated Note (12% Cash, 3% PIK)	—	—	1,757,750	11,323,440	347,268	—	11,670,708
	Common Stock (84 shares)	—	1,956,000	—	199,000	1,956,000	—	2,155,000
		—	1,956,000	1,757,750	11,522,440	2,303,268	—	13,825,708

Consolidated Lumber Company LLC	Subordinated Note (10% Cash, 2% PIK)	—	156,611	1,480,383	14,332,445	564,627	10,619,072	4,278,000
	Class A Units (15,000 units)	—	981,000	451,128	1,500,000	981,000	—	2,481,000
		—	1,137,611	1,931,511	15,832,445	1,545,627	10,619,072	6,759,000

DPII Holdings, LLC	Tranche I & II Subordinated Notes (12% Cash, 4% PIK)(5)	—	(871,000)	115,147	3,558,804	5,708	1,208,511	2,356,001
	Tranche III Subordinated Note (19% PIK)(5)	—	(2,148,462)	—	—	2,148,462	2,148,462	—
	Class A Membership Interest (17,308 units)	—	(795,000)	—	795,000	—	795,000	—
		—	(3,814,462)	115,147	4,353,804	2,154,170	4,151,973	2,356,001

FCL Holding SPV, LLC	Class A Interest (24,873 units)	—	(416,000)	—	—	645,000	—	645,000
	Class B Interest (48,427 units)	—	101,000	—	—	101,000	—	101,000
	Class B Interest (3,746 units)	—	353,000	—	—	—	—	—
		—	38,000	—	—	746,000	—	746,000

Frank Entertainment Group, LLC	Senior Note (10% Cash, 5.8% PIK)	—	—	1,599,606	9,592,545	605,281	257,142	9,940,684
	Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)	—	—	324,995	4,566,904	—	—	4,566,904
	Class B Redeemable Preferred Units (18,667 units)	—	—	—	1,660,810	—	—	1,660,810
	Class C Redeemable Preferred Units (25,846 units)	—	—	—	600,000	—	—	600,000
	Class A Common Units (43,077 units)	—	—	—	—	—	—	—
	Class A Common Warrants	—	—	—	—	—	—	—
		—	—	1,924,601	16,420,259	605,281	257,142	16,768,398

GenPref LLC	7.0% LLC Interest	30,823	6,762	—	16,400	37,585	53,985	—
		30,823	6,762	—	16,400	37,585	53,985	—

MS Bakery Holdings, Inc.	Preferred Units (233 units)	—	30,000	—	367,000	30,000	—	397,000
	Common B Units (3,000 units)	—	303,000	—	1,807,000	303,000	—	2,110,000
	Common A Units (1,652 units)	—	167,000	—	995,000	167,000	—	1,162,000
		—	500,000	—	3,169,000	500,000	—	3,669,000

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
NB Products, Inc.	Subordinated Note (12% Cash, 2% PIK)	$—	$—	$3,368,353	$20,327,140	$2,424,050	$—	$22,751,190
	Jr. Subordinated Note (10% PIK)	—	—	462,929	4,126,030	469,891	—	4,595,921
	Jr. Subordinated Bridge Note (20% PIK)	—	—	244,654	—	1,972,727	—	1,972,727
	Series A Redeemable Senior Preferred Stock (7,839 shares)	—	887,000	—	8,525,000	887,000	—	9,412,000
	Common Stock (1,668,691 shares)	—	5,782,000	—	3,997,000	5,782,000	—	9,779,000
		—	6,669,000	4,075,936	36,975,170	11,535,668	—	48,510,838

PCX Aerostructures, LLC	Subordinated Note (10.5% Cash)	—	(6,001,060)	3,339,521	18,612,000	9,409,060	6,061,060	21,960,000
	Series A Preferred Stock (6,066 shares)	—	(1,912,668)	—	1,191,000	721,668	1,912,668	—
	Series B Preferred Stock (411 shares)	—	(410,514)	—	—	410,514	410,514	—
	Class A Common Stock (121,922 shares)	—	(3,626)	—	—	3,626	3,626	—
		—	(8,327,868)	3,339,521	19,803,000	10,544,868	8,387,868	21,960,000

Team Waste, LLC	Preferred Units (455,000 units)	—	—	36,000	5,500,000	3,600,000	—	9,100,000
		—	—	36,000	5,500,000	3,600,000	—	9,100,000

Technology Crops, LLC	Subordinated Notes (12% Cash, 5% PIK)	—	—	1,944,252	11,252,123	585,499	—	11,837,622
	Common Units (50 units)	—	(400,000)	—	400,000	—	400,000	—
		—	(400,000)	1,944,252	11,652,123	585,499	400,000	11,837,622

TGaS Advisors, LLC	Senior Note (10% Cash, 1% PIK)	—	—	1,180,938	9,633,898	177,061	288,973	9,521,986
	Preferred Units (1,685,357 units)	—	(27,712)	33,000	1,427,000	—	157,000	1,270,000
		—	(27,712)	1,213,938	11,060,898	177,061	445,973	10,791,986

Tulcan Fund IV, L.P.	Common Units (1,000,000 units)	—	—	—	416,000	—	416,000	—
		—	—	—	416,000	—	416,000	—

UCS Super HoldCo LLC	Membership Units (1,000 units)	(2,000,000)	2,000,000	—	—	2,000,000	2,000,000	—
	Participation Interest	(626,437)	700,000	—	300,000	700,000	1,000,000	—
		(2,626,437)	2,700,000	—	300,000	2,700,000	3,000,000	—

United Retirement Plan Consultants, Inc.	Series A Preferred Shares (9,400 shares)	—	505,252	—	446,000	265,000	454,000	257,000
	Common Shares (100,000 shares)	—	(599,000)	—	—	611,000	310,000	301,000
		—	(93,748)	—	446,000	876,000	764,000	558,000

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
Waste Recyclers Holdings, LLC	Class A Preferred Units (280 units)	$—	$—	$—	$—	$—	$—	$—
	Class B Preferred Units (11,484,867 units)	—	74,000	—	743,000	74,000	—	817,000
	Common Unit Purchase Warrant (1,170,083 units)	—	—	—	—	—	—	—
	Common Units (153,219 units)	—	—	—	—	—	—	—
		—	74,000	—	743,000	74,000	—	817,000

Wythe Will Tzetzo, LLC	Series A Preferred Units (99,829 units)	—	(1,528,000)	195,997	8,336,000	—	1,528,000	6,808,000
		—	(1,528,000)	195,997	8,336,000	—	1,528,000	6,808,000

Investments not held at the end of the period		319,802	—	—	—	319,802	319,802	—

Total Affiliate Investments		$4,398,798	$(7,124,313)	$19,741,317	$177,581,965	$52,826,553	$68,897,745	$161,510,773

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.

(3)
Gross additions include increase in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Non-accrual investment

This schedule should be read in conjunction with Triangle Capital Corporation's Consolidated Financial Statements for the year ended December 31, 2016, including the Consolidated Schedule of Investments as of December 31, 2016.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation
We have audited the accompanying consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016. We have also audited the accompanying consolidated financial highlights for each of the five years in the period ended December 31, 2016. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2016 and 2015, the consolidated results of its operations, changes in net assets, and its cash flows, for each of the three years in the period ended December 31, 2016, and the consolidated financial highlights for each of the five years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated February 22, 2017 expressed an unqualified opinion thereon.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 22, 2017

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation
We have audited Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). Triangle Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
In our opinion, Triangle Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Triangle Capital Corporation, including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016. We have also audited the accompanying consolidated financial highlights for each of the five years in the period ended December 31, 2016 and our report dated February 22, 2017 expressed an unqualified opinion thereon.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 22, 2017

TRIANGLE CAPITAL CORPORATION
Consolidated Balance Sheets

	December 31,
	2016	2015
Assets:
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $888,974,154 and $795,244,907 at December 31, 2016 and 2015, respectively)	$857,604,639	$774,238,518
Affiliate investments (cost of $162,539,224 and $171,486,103 at December 31, 2016 and 2015, respectively)	161,510,773	177,581,965
Control investments (cost of $45,418,113 and $40,618,113 at December 31, 2016 and 2015, respectively)	18,791,769	25,456,233
Total investments at fair value	1,037,907,181	977,276,716
Cash and cash equivalents	107,087,663	52,615,418
Interest and fees receivable	10,189,788	4,892,146
Prepaid expenses and other current assets	1,659,570	947,068
Deferred financing fees	2,699,960	3,480,444
Property and equipment, net	106,494	105,698
Total assets	$1,159,650,656	$1,039,317,490
Liabilities:
Accounts payable and accrued liabilities	$6,797,244	$7,463,514
Interest payable	3,996,940	3,714,470
Taxes payable	489,691	735,498
Deferred income taxes	2,053,701	4,988,317
Borrowings under Credit Facility	127,011,475	131,256,669
Notes	162,755,381	162,142,478
SBA-guaranteed debentures payable	245,389,966	220,648,789
Total liabilities	548,494,398	530,949,735
Commitments and contingencies (Note 7)
Net Assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 40,401,292 and 33,375,126 shares issued and outstanding as of December 31, 2016 and 2015, respectively)	40,401	33,375
Additional paid in capital	686,835,054	549,242,439
Investment income in excess of distributions	5,884,512	16,127,141
Accumulated realized losses on investments	(24,211,594)	(25,813,329)
Net unrealized depreciation of investments	(57,392,115)	(31,221,871)
Total net assets	611,156,258	508,367,755
Total liabilities and net assets	$1,159,650,656	$1,039,317,490
Net asset value per share	$15.13	$15.23

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Consolidated Statements of Operations

	Year Ended December 31,
	2016	2015	2014
Investment income:
Interest income:
Non-Control / Non-Affiliate investments	$73,110,821	$69,880,678	$62,519,733
Affiliate investments	13,262,066	16,812,432	11,561,939
Control investments	1,017,716	446,301	165,891
Total interest income	87,390,603	87,139,411	74,247,563
Dividend income:
Non-Control / Non-Affiliate investments	912,304	4,373,803	3,071,863
Affiliate investments	1,107,920	1,122,125	3,635,813
Control investments	300,333	79	—
Total dividend income	2,320,557	5,496,007	6,707,676
Fee and other income:
Non-Control / Non-Affiliate investments	6,735,108	9,084,933	5,644,964
Affiliate investments	1,250,757	3,359,995	1,234,208
Control investments	400,000	400,000	901,852
Total fee and other income	8,385,865	12,844,928	7,781,024
Payment-in-kind interest income:
Non-Control / Non-Affiliate investments	11,113,845	10,911,656	12,157,132
Affiliate investments	4,120,574	4,669,868	3,368,546
Control investments	—	—	12,071
Total payment-in-kind interest income	15,234,419	15,581,524	15,537,749
Interest income from cash and cash equivalent investments	348,113	224,743	237,671
Total investment income	113,679,557	121,286,613	104,511,683
Operating expenses:
Interest and other financing fees	26,720,572	26,754,001	21,180,153
Compensation expenses	23,675,809	19,009,256	17,561,819
General and administrative expenses	4,406,303	3,894,253	3,753,363
Total operating expenses	54,802,684	49,657,510	42,495,335
Net investment income	58,876,873	71,629,103	62,016,348
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control / Non-Affiliate investments	(2,413,750)	9,002,793	7,396,233
Affiliate investments	4,398,798	2,314,896	7,732,820
Control investments	—	(38,807,152)	(1,497,725)
Net realized gains (losses)	1,985,048	(27,489,463)	13,631,328
Net unrealized appreciation (depreciation):
Investments	(26,017,287)	3,132,443	(45,234,198)
Foreign currency borrowings	(152,957)	2,363,214	1,071,236
Net unrealized appreciation (depreciation)	(26,170,244)	5,495,657	(44,162,962)
Net realized and unrealized losses on investments and foreign currency borrowings	(24,185,196)	(21,993,806)	(30,531,634)
Loss on extinguishment of debt	—	(1,394,017)	—
Provision for taxes	(435,245)	(384,028)	(3,122,266)
Net increase in net assets resulting from operations	$34,256,432	$47,857,252	$28,362,448
Net investment income per share — basic and diluted	$1.62	$2.16	$2.08
Net increase in net assets resulting from operations per share — basic and diluted	$0.94	$1.44	$0.95
Dividends/distributions per share:
Regular quarterly dividends/distributions	$1.89	$2.16	$2.16
Supplemental dividends/distributions	—	0.20	0.40
Total dividends/distributions	$1.89	$2.36	$2.56
Weighted average number of shares outstanding — basic and diluted	36,405,024	33,234,319	29,775,099

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Consolidated Statements of Changes in Net Assets

	Common Stock		Additional Paid In Capital	Investment Income in Excess of Distributions	Accumulated Realized Gains (Losses) on Investments	Net Unrealized Appreciation (Depreciation)
	Number of Shares	Par Value					Total Net Assets
Balance, January 1, 2014	27,697,483	$27,697	$409,042,893	$8,610,735	$20,665,371	$7,445,434	$445,792,130
Net investment income	—	—	—	62,016,348	—	—	62,016,348
Stock-based compensation	—	—	5,840,464	—	—	—	5,840,464
Realized gain (loss) on investments	—	—	—	—	13,631,328	(12,675,593)	955,735
Net unrealized losses on investments / foreign currency	—	—	—	—	—	(31,487,369)	(31,487,369)
Provision for taxes	—	—	—	(3,122,266)	—	—	(3,122,266)
Return of capital and other tax related adjustments	—	—	(898,637)	3,105,980	(2,207,343)	—	—
Dividends/distributions declared	123,943	124	3,017,820	(57,684,283)	(19,624,657)	—	(74,290,996)
Public offering of common stock	4,945,000	4,945	127,725,669	—	—	—	127,730,614
Issuance of restricted stock	282,630	282	(282)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(98,768)	(98)	(2,607,933)	—	—	—	(2,608,031)
Balance, December 31, 2014	32,950,288	$32,950	$542,119,994	$12,926,514	$12,464,699	$(36,717,528)	$530,826,629
Net investment income	—	—	—	71,629,103	—	—	71,629,103
Stock-based compensation	—	—	6,989,341	—	—	—	6,989,341
Realized gain (loss) on investments	—	—	—	—	(27,489,463)	27,062,153	(427,310)
Net unrealized losses on investments / foreign currency	—	—	—	—	—	(21,566,496)	(21,566,496)
Loss on extinguishment of debt	—	—	—	(1,394,017)	—	—	(1,394,017)
Provision for taxes	—	—	—	(384,028)	—	—	(384,028)
Return of capital and other tax related adjustments	—	—	(1,039,969)	3,585,623	(2,545,654)	—	—
Dividends/distributions declared	179,075	179	3,725,998	(70,236,054)	(8,242,911)	—	(74,752,788)
Expenses related to public offering of common stock	—	—	(54,967)	—	—	—	(54,967)
Issuance of restricted stock	360,840	361	(361)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(115,077)	(115)	(2,497,597)	—	—	—	(2,497,712)
Balance, December 31, 2015	33,375,126	$33,375	$549,242,439	$16,127,141	$(25,813,329)	$(31,221,871)	$508,367,755
Net investment income	—	—	—	58,876,873	—	—	58,876,873
Stock-based compensation	—	—	10,331,464	—	—	—	10,331,464
Realized gain (loss) on investments	—	—	—	—	1,985,048	600,222	2,585,270
Net unrealized losses on investments / foreign currency	—	—	—	—	—	(26,770,466)	(26,770,466)
Provision for taxes	—	—	—	(435,245)	—	—	(435,245)
Return of capital and other tax related adjustments	—	—	(484,037)	867,350	(383,313)	—	—
Dividends/distributions declared	160,948	160	3,075,393	(69,551,607)	—	—	(66,476,054)
Public offering of common stock	6,742,362	6,742	129,119,482				129,126,224
Issuance of restricted stock	364,605	365	(365)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(241,749)	(241)	(4,449,322)	—	—	—	(4,449,563)
Balance, December 31, 2016	40,401,292	$40,401	$686,835,054	$5,884,512	$(24,211,594)	$(57,392,115)	$611,156,258

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net increase in net assets resulting from operations	$34,256,432	$47,857,252	$28,362,448
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(319,466,966)	(453,928,052)	(474,576,082)
Repayments received/sales of portfolio investments	236,692,865	343,268,967	222,031,703
Loan origination and other fees received	5,813,991	7,099,587	7,474,178
Net realized (gains) losses on investments	(1,985,048)	27,489,463	(13,631,328)
Net unrealized (appreciation) depreciation on investments	28,951,901	(4,757,093)	45,384,904
Net unrealized (appreciation) depreciation on foreign currency borrowings	152,957	(2,363,214)	(1,071,236)
Deferred income taxes	(2,934,616)	1,624,648	(150,707)
Payment-in-kind interest accrued, net of payments received	(5,671,705)	(2,573,814)	(4,717,739)
Amortization of deferred financing fees	2,226,066	2,162,562	1,655,923
Loss on extinguishment of debt	—	1,394,017	—
Accretion of loan origination and other fees	(4,568,399)	(6,165,489)	(3,820,516)
Accretion of loan discounts	(397,104)	(487,163)	(995,053)
Accretion of discount on SBA-guaranteed debentures payable	31,899	188,295	184,595
Depreciation expense	70,108	60,244	48,363
Stock-based compensation	10,331,464	6,989,341	5,840,464
Changes in operating assets and liabilities:
Interest and fees receivable	(5,297,642)	2,516,959	(2,153,345)
Prepaid expenses and other current assets	(712,502)	(508,207)	442,439
Accounts payable and accrued liabilities	(666,270)	318,841	(349,255)
Interest payable	282,470	349,233	347,592
Taxes payable	(245,807)	(1,770,533)	1,441,487
Net cash used in operating activities	(23,135,906)	(31,234,156)	(188,251,165)
Cash flows from investing activities:
Purchases of property and equipment	(70,904)	(57,189)	(96,591)
Net cash used in investing activities	(70,904)	(57,189)	(96,591)
Cash flows from financing activities:
Borrowings under SBA-guaranteed debentures payable	32,800,000	—	31,310,000
Repayments of SBA-guaranteed debentures payable	(7,800,000)	—	—
Borrowings under credit facility	104,901,849	215,000,000	92,469,873
Repayments of borrowings under credit facility	(109,300,000)	(144,000,000)	(40,000,000)
Proceeds from notes	—	83,372,640	—
Redemption of notes	—	(69,000,000)	—
Financing fees paid	(1,123,401)	(2,919,436)	(809,024)
Net proceeds (expenses) related to public offerings of common stock	129,126,224	(54,967)	127,730,614
Common stock withheld for taxes upon vesting of restricted stock	(4,449,563)	(2,497,712)	(2,608,031)
Cash dividends/distributions paid	(66,476,054)	(74,752,788)	(74,290,996)
Net cash provided by financing activities	77,679,055	5,147,737	133,802,436
Net increase (decrease) in cash and cash equivalents	54,472,245	(26,143,608)	(54,545,320)
Cash and cash equivalents, beginning of year	52,615,418	78,759,026	133,304,346
Cash and cash equivalents, end of year	$107,087,663	$52,615,418	$78,759,026
Supplemental disclosure of cash flow information:
Cash paid for interest	$23,366,963	$23,021,114	$18,330,991
Summary of non-cash financing transactions:
Dividends paid through DRIP share issuances	$3,075,553	$3,726,177	$3,017,944
See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
ACA Holdings LLC (F/K/A My Alarm Center, LLC) (0%)*	Security Company	Preferred Units (2,000,000 units)		$2,000,000	$1,242,000
				2,000,000	1,242,000

Access Medical Acquisition, Inc. (3%)*	Operator of Primary Care Clinics	Subordinated Notes (10% Cash, 2% PIK, Due 01/22)	$13,819,514	13,593,292	13,593,292
		Class A Units (1,500,000 units)		901,026	3,618,000
			13,819,514	14,494,318	17,211,292

Aden & Anais Holdings, Inc. (0%)*	Baby Products	Common Stock (20,000 shares)		2,000,000	2,000,000
				2,000,000	2,000,000

Agilex Flavors & Fragrances, Inc. (2%)*	Custom Fragrance Producer	Subordinated Note (12% Cash, Due 11/21)	13,168,124	13,048,983	13,048,983
		Common Units (1,250 units)		1,250,000	2,227,000
			13,168,124	14,298,983	15,275,983

AGM Automotive, LLC (1%)*	Auto Industry Interior Components Supplier	Units (1,500,000 units)		630,134	4,266,000
				630,134	4,266,000

Avkem International, LLC (1%)*	Flux and Foundry Manufacturer and Supplier	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	4,112,935	4,075,177	4,075,177
			4,112,935	4,075,177	4,075,177

AVL Holdings, Inc. (0%)*	Manufacturer and Distributor for Independent Artists and Authors	Common Stock (138 shares)		1,300,000	1,767,000
				1,300,000	1,767,000

Baker Hill Acquisition, LLC (2%)*	Loan Origination Software Solutions Provider	Subordinated Notes (12% Cash, Due 03/21)	13,500,000	13,334,260	12,320,000
		Limited Partnership Interest		1,498,500	721,000
			13,500,000	14,832,760	13,041,000

Cafe Enterprises, Inc. (2%)*	Restaurant	Subordinated Note (7% Cash, 7% PIK, Due 09/19)	13,882,800	13,743,461	10,331,000
		Series C Preferred Stock (10,000 shares)		1,000,000	—
			13,882,800	14,743,461	10,331,000

Capital Contractors, Inc. (0%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (5% Cash, Due 6/20)	9,843,542	9,711,658	—
		Series A Redeemable Preferred Stock (200 shares)		2,000,000	—
		Common Stock Warrants (20 shares)		492,000	—
			9,843,542	12,203,658	—

Captek Softgel International, Inc. (3%)*	Nutraceutical Manufacturer	Subordinated Note (10% Cash, 2.5% PIK, Due 06/21)	15,407,336	15,150,497	15,150,497
		Common Stock (15,000 shares)		1,500,000	1,500,000
			15,407,336	16,650,497	16,650,497

Carolina Beverage Group, LLC (0%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	264,000
				119,735	264,000

Centerfield Media Holding Company (4%)*	Digital Marketing	Subordinated Note (10% Cash, 3.5% PIK, Due 03/21)	18,857,978	18,567,590	19,235,000
		Common Shares (1,000 shares)		1,000,000	2,220,000
			18,857,978	19,567,590	21,455,000

Community Intervention Services, Inc. (2%)*	Provider of Behavioral Health Services	Subordinated Note (7% Cash, 6% PIK, Due 01/21) (5)	18,736,265	17,717,756	14,134,000
			18,736,265	17,717,756	14,134,000

Comverge, Inc. (3%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,406,749	15,406,749
		Preferred Stock (703 shares)		554,458	835,000
		Common Stock (1,000,000 shares)		100,000	353,000
			15,505,583	16,061,207	16,594,749

CPower Ultimate HoldCo, LLC (0%)*	Demand Response Business	Units (345,542 units)		345,542	345,542
				345,542	345,542

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
CWS Holding Company, LLC (0%)*	Manufacturer of Custom Windows and Sliding Doors	Class A Units (1,500,000 units)		$1,500,000	$2,076,000
				1,500,000	2,076,000

Data Source Holdings, LLC (0%)*	Print Supply Chain Management Services	Common Units (47,503 units)		1,000,000	940,000
				1,000,000	940,000

Del Real, LLC (2%)*	Hispanic Refrigerated Foods Company	Subordinated Note (11% Cash, Due 04/23)	$14,000,000	13,727,515	13,727,515
		Class A Units (3,000,000 units)		3,000,000	3,000,000
			14,000,000	16,727,515	16,727,515

DialogDirect, Inc. (2%)*	Business Process Outsourcing Provider	Subordinated Notes (12% Cash, 1.5% PIK, Due 04/20)	16,126,541	16,020,226	11,994,000
			16,126,541	16,020,226	11,994,000

Dimora Brands, Inc. (F/K/A TK USA Enterprises, Inc.) (2%)*	Hardware Designer and Distributor	Subordinated Note (11% Cash, Due 10/23)	12,500,000	12,267,514	12,267,514
			12,500,000	12,267,514	12,267,514

DLC Acquisition, LLC (6%)*	Staffing Firm	Senior Notes (10% Cash, Due 12/20)	21,312,500	21,047,577	21,047,577
		Senior Note (10% Cash, 2% PIK, Due 12/20)	16,929,763	16,735,793	16,735,793
			38,242,263	37,783,370	37,783,370

Dyno Acquiror, Inc. (1%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/19)	7,531,330	7,474,744	7,474,744
		Series A Units (600,000 units)		600,000	739,000
			7,531,330	8,074,744	8,213,744

Eckler's Holdings, Inc. (1%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4.5% PIK, Due 07/18)	9,941,563	9,882,596	8,396,000
		Common Stock (18,029 shares)		183,562	—
		Series A Preferred Stock (1,596 shares)		1,596,126	—
		Series B Preferred Stock (185 shares)		185,127	—
			9,941,563	11,847,411	8,396,000

Fresh-G Restaurant Holding, LLC (0%)*	Restaurant	Class A Units (5,000 units)		500,000	—
				500,000	—

Flowchem Holdings LLC (0%)*	Services to Crude Oil Pipeline Operators	Common Units (1,000,000 units)		782,356	2,552,000
				782,356	2,552,000

Fridababy Holdings, LLC (4%)*	Baby Products	Senior Notes (10% Cash, Due 10/21)	23,000,000	22,558,007	22,558,007
		Class B Units (4,500 units)		273,401	273,401
			23,000,000	22,831,408	22,831,408

FrontStream Holdings, LLC (2%)*	Payment and Donation Management Product Service Provider	Subordinated Note (12.5% Cash, Due 12/20)	13,375,000	13,254,632	12,643,000
		Series C-2 Preferred Shares (500 shares)		500,000	435,000
			13,375,000	13,754,632	13,078,000

Frontstreet Facility Solutions, Inc. (1%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (11% Cash, 2% PIK, Due 07/18)	8,462,629	8,418,332	6,771,000
		Series A Convertible Preferred Stock (2,500 shares)		250,000	—
		Series B Convertible Preferred Stock (5,556 shares)		500,000	—
			8,462,629	9,168,332	6,771,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	13,675,353	13,675,353	13,675,353
			13,675,353	13,675,353	13,675,353

GST AutoLeather, Inc. (4%)*	Supplier of Automotive Interior Leather	Subordinated Note (11% Cash, 2% PIK, Due 01/21)	23,131,473	22,812,032	22,812,032
			23,131,473	22,812,032	22,812,032

Halo Branded Solutions, Inc. (2%)*	Supply Chain Services	Subordinated Notes (11% Cash, 1% PIK, Due 10/22)	10,410,398	10,190,992	10,190,992
		Class A1 Units (2,600 units)		2,600,000	3,308,000
			10,410,398	12,790,992	13,498,992

HKW Capital Partners IV, L.P. (0%)*(4)	Multi-Sector Holdings	0.6% Limited Partnership Interest		835,283	1,231,000
				835,283	1,231,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
HTC Borrower, LLC (4%)*	Hunting and Outdoor Products	Subordinated Notes (10% Cash, 3% PIK, Due 09/20)	$26,131,706	$25,854,767	$25,854,767
			26,131,706	25,854,767	25,854,767

ICP Industrial, Inc. (4%)*	Coatings Formulator and Manufacturer	Subordinated Note (9.5% Cash, Due 04/22)	7,500,000	7,435,556	7,435,556
		Subordinated Notes (10% Cash, 1% PIK, Due 10/22)	8,088,123	7,946,278	7,946,278
		Subordinated Notes (14% PIK, Due 10/22)	5,743,159	5,688,352	5,688,352
		Class A Units (1,289 units)		1,751,483	1,929,000
			21,331,282	22,821,669	22,999,186

Inland Pipe Rehabilitation Holding Company LLC (0%)*	Cleaning and Repair Services	Membership Interest Purchase Warrant (3%)		853,500	1,527,000
				853,500	1,527,000

IPS Structural Adhesives Holdings, Inc. (2%)*	Specialty Adhesives and Plumbing Products Manufacturer	Second Lien Term Note (10.5% Cash, Due 12/24)	15,000,000	14,700,000	14,700,000
			15,000,000	14,700,000	14,700,000

KidKraft, Inc. (4%)*	Children's Toy Manufacturer and Distributor	Second Lien Term Note (11% Cash, 1% PIK, Due 03/22)	27,668,623	27,135,218	27,135,218
			27,668,623	27,135,218	27,135,218

K-Square Restaurant Partners, LP (F/K/A The Krystal Company) (1%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		638,260	3,830,000
				638,260	3,830,000

Lakeview Health Holdings, Inc. (3%)*	Substance Abuse Treatment Service Provider	Senior Note (7.8% Cash, Due 12/21)	18,612,633	18,412,633	18,412,633
		Common Stock (2,000 shares)		2,000,000	2,000,000
			18,612,633	20,412,633	20,412,633

Media Storm, LLC (1%)*	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	6,545,455	6,533,934	5,055,000
		Membership Units (1,216,204 units)		1,176,957	260,000
			6,545,455	7,710,891	5,315,000

MIC Holding LLC (F/K/A Magpul Industries Corp.) (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	3,012,000
		Common Units (30,000 units)		30,000	8,837,000
				1,500,000	11,849,000

Micross Solutions LLC (4%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 3% PIK, Due 06/18)	24,435,074	24,342,230	24,342,230
		Class A-2 Common Units (1,979,524 units)		2,019,693	1,875,000
			24,435,074	26,361,923	26,217,230

Motor Vehicle Software Corporation (3%)*	Provider of EVR Services	Subordinated Note (10% Cash, 0.5% PIK, Due 03/21)	20,245,100	19,917,945	19,917,945
		Class A Units (1,000,000 units)		1,076,210	1,372,000
			20,245,100	20,994,155	21,289,945

Nautic Partners VII, LP (0%)*(4)	Multi-Sector Holdings	0.4% Limited Partnership Interest		1,093,312	1,520,000
				1,093,312	1,520,000

Nomacorc, LLC (3%)*	Synthetic Wine Cork Producer	Subordinated Note (10% Cash, 2.3% PIK, Due 07/21)	20,875,890	20,572,926	16,597,000
		Limited Partnership Interest		2,150,637	—
			20,875,890	22,723,563	16,597,000

Orchid Underwriters Agency, LLC (4%)*	Insurance Underwriter	Term B Note (10% Cash, Due 11/19)	21,409,670	21,125,036	21,125,036
		Class A Preferred Units (15,000 units)		1,500,000	1,972,000
		Class A Common Units (15,000 units)		—	1,624,000
			21,409,670	22,625,036	24,721,036

PowerDirect Marketing, LLC (0%)*	Marketing Services	Senior Note (13% Cash, 2% PIK, Due 06/17)(6)	8,573,531	5,077,482	850,000
		Common Unit Purchase Warrants		590,200	—
			8,573,531	5,667,682	850,000

ProAmpac PG Borrower LLC (2%)*	Manufacturer of Flexible Packaging Products	Second Lien Term Note (9.5% Cash, Due 11/24)	15,000,000	14,775,000	14,775,000
			15,000,000	14,775,000	14,775,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
RockYou, Inc. (0%)*	Mobile Game Advertising Network	Common Stock (67,585 shares)		$111,000	$111,000
				111,000	111,000

Rotolo Consultants, Inc. (1%)*	Landscape Services	Subordinated Note (11% Cash, 3% PIK, Due 08/21)	$6,904,210	6,792,686	6,792,686
		Series A Preferred Units (39 units)		3,654,253	1,671,000
			6,904,210	10,446,939	8,463,686

SCA Pharmaceuticals, LLC (0%)*	Provider of Pharmaceutical Products	Subordinated Note (10% Cash, Due 12/20)	3,000,000	2,700,000	2,700,000
			3,000,000	2,700,000	2,700,000

SCUF Gaming, Inc. (4%)*	Gaming Controller Manufacturer	Senior Notes (9.5% Cash, Due 12/21)	25,008,000	24,507,840	24,507,840
		Common Stock (27,112 shares)		742,000	742,000
			25,008,000	25,249,840	25,249,840

Smile Brands, Inc. (4%)*	Dental Service Organization	Subordinated Notes (10% Cash, 2% PIK, Due 02/23)	22,341,283	21,910,129	21,910,129
		Class A Units (3,000 units)		3,000,000	3,000,000
			22,341,283	24,910,129	24,910,129

SPC Partners V, LP (0%)*(4)	Multi-Sector Holdings	0.7% Limited Partnership Interest		1,922,865	2,019,000
				1,922,865	2,019,000

Specialized Desanders, Inc. (2%)*(4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Note (12% Cash, 2% PIK, Due 03/20)	16,110,042	15,966,524	12,524,143
		Class C Partnership Units (2,000,000 units)		1,937,421	2,813,000
			16,110,042	17,903,945	15,337,143

Tate's Bake Shop (2%)*	Producer of Baked Goods	Subordinated Note (10% Cash, 3% PIK, Due 02/20)	10,737,451	10,606,430	10,606,430
		Limited Partnership Interest		925,000	1,310,000
			10,737,451	11,531,430	11,916,430

TCFI Merlin LLC (2%)*	Specialty Staffing Service Provider	Senior Notes (10% Cash, 1% PIK, Due 09/19)	13,396,027	13,212,935	13,212,935
		Limited Partnership Units (500,500 units)		500,000	578,000
			13,396,027	13,712,935	13,790,935

The Cook & Boardman Group, LLC (3%)*	Distributor of Doors and Related Products	Subordinated Note (10% Cash, 2.5% PIK, Due 03/20)	14,840,320	14,656,890	14,656,890
		Class A Units (1,400,000 units)		1,400,000	2,663,000
			14,840,320	16,056,890	17,319,890

Trademark Global LLC (3%)*	Supplier to Mass Market Internet Retail	Subordinated Note (10% Cash, 1.3% PIK, Due 04/23)	14,800,000	14,584,165	14,584,165
		Class A Units (1,500,000 units)		1,500,000	1,500,000
		Class B Units (1,500,000 units)		—	—
			14,800,000	16,084,165	16,084,165

Travelpro Products, Inc. ("Travelpro") and TP - Holiday Group Limited ("TP") (3%)*	Luggage and Travel Bag Supplier	Second Lien Term Note - Travelpro (11% Cash, 2% PIK, Due 11/22)	10,126,055	9,919,675	9,919,675
		Second Lien Term Note - TP (11% Cash, 2% PIK, Due 11/22)(4)	8,970,540	8,784,798	8,562,599
		Common Units - Travelpro (2,000,000 units)		2,000,000	2,077,000
			19,096,595	20,704,473	20,559,274

United Biologics, LLC (2%)*	Allergy Immunotherapy	Senior Note (12% Cash, 2% PIK, Due 04/18)	12,758,807	12,686,184	12,686,184
		Class A-1 Common Units (18,818 units)		137,324	137,000
		Class A Common Units (177,935 units)		1,999,989	1,767,000
		Class A-2 Common Kicker Units (444,003 units)		—	—
		Class A-1 Common Kicker Units (14,114 units)		—	—
		Class A, Class A-1, Class A-1 Kicker & Class B Unit Purchase Warrants		838,117	361,000
			12,758,807	15,661,614	14,951,184

Vantage Mobility International, LLC (5%)*	Wheelchair Accessible Vehicle Manufacturer	Subordinated Notes (10.2% Cash, Due 09/21)	29,350,000	28,785,893	28,785,893
		Class A Units (1,750,000 units)		1,750,000	1,750,000
			29,350,000	30,535,893	30,535,893

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Water Pik, Inc. (5%)*	Oral Health and Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	$31,150,970	$30,769,847	$30,769,847
			31,150,970	30,769,847	30,769,847

Wheel Pros Holdings, Inc. (3%)*	Wheel/Rim and Performance Tire Distributor	Subordinated Note (11% Cash, Due 06/20)	13,822,500	13,605,040	13,605,040
		Class A Units (2,000 units)		1,954,144	1,954,000
			13,822,500	15,559,184	15,559,040

Women's Marketing, Inc. (2%)*	Full-Service Media Organization	Subordinated Note (11% Cash, 1.5% PIK, Due 06/21)(6)	16,868,045	16,141,439	11,093,000
		Class A Common Units (16,300 units)		1,630,000	—
			16,868,045	17,771,439	11,093,000

WSO Holdings, LP (1%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Common Points (3,000 points)		3,000,000	3,576,000
				3,000,000	3,576,000

YummyEarth Inc. (3%)*	Organic Candy Manufacturer	Senior Notes (9.5% Cash, Due 08/20)	22,000,000	21,565,471	19,564,000
		Limited Partnership Interest		3,496,500	—
			22,000,000	25,061,971	19,564,000

Subtotal Non–Control / Non–Affiliate Investments			825,243,841	888,974,154	857,604,639

Affiliate Investments:
All Metals Holding, LLC (1%)*	Steel Processor and Distributor	Subordinated Note (12% Cash, 1% PIK, Due 12/21)	6,433,333	6,249,220	6,249,220
		Units (318,977 units)		793,331	754,000
			6,433,333	7,042,551	7,003,220

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 03/18)	11,670,709	11,670,709	11,670,709
		Common Stock (84 shares)		502,320	2,155,000
			11,670,709	12,173,029	13,825,709

Consolidated Lumber Company LLC (1%)*	Lumber Yard Operator	Subordinated Note (10% Cash, 2% PIK, Due 09/20)	4,193,848	4,121,389	4,278,000
		Class A Units (15,000 units)		1,500,000	2,481,000
			4,193,848	5,621,389	6,759,000

DPII Holdings, LLC (0%)*	Satellite Communication Business	Tranche I & II Subordinated Notes (12% Cash, 4% PIK, Due 01/18)(6)	3,744,708	3,227,000	2,356,000
		Tranche III Subordinated Note (19% PIK, Due 01/18)(6)	2,408,752	2,148,462	—
		Class A Membership Interest (17,308 units)		1,107,692	—
			6,153,460	6,483,154	2,356,000

FCL Holding SPV, LLC (0%)*	Commercial Printing Services	Class A Interest (24,873 units)		292,000	645,000
		Class B Interest (48,427 units)		—	101,000
		Class C Interest (3,746 units)		—	—
				292,000	746,000

Frank Entertainment Group, LLC (3%)*	Movie Theatre and Family Entertainment Operator	Senior Note (10% Cash, 5.8% PIK, Due 06/18)	9,997,644	9,940,684	9,940,684
		Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)		3,934,666	4,566,904
		Class B Redeemable Preferred Units (18,667 units)		433,334	1,660,810
		Class C Redeemable Preferred Units (25,846 units)		600,000	600,000
		Class A Common Units (43,077 units)		1,000,000	—
		Class A Common Warrants		632,000	—
			9,997,644	16,540,684	16,768,398

MS Bakery Holdings, Inc. (F/K/A Main Street Gourmet, LLC) (1%)*	Baked Goods Provider	Preferred Units (233 units)		211,867	397,000
		Common B Units (3,000 units)		23,140	2,110,000
		Common A Units (1,652 units)		14,993	1,162,000
				250,000	3,669,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
NB Products, Inc. (8%)*	Distributor of Work Apparel and Accessories	Subordinated Note (12% Cash, 2% PIK, Due 02/20)	$23,105,315	$22,751,190	$22,751,190
		Jr. Subordinated Note (10% PIK, Due 02/20)	4,705,830	4,595,921	4,595,921
		Jr. Subordinated Bridge Note (20% PIK, Due 05/21)	2,002,586	1,972,727	1,972,727
		Series A Redeemable Senior Preferred Stock (7,839 shares)		7,621,648	9,412,000
		Common Stock (1,668,691 shares)		333,738	9,779,000
			29,813,731	37,275,224	48,510,838

PCX Aerostructures, LLC (4%)*	Aerospace Component Manufacturer	Subordinated Note (10.5% Cash, Due 10/19)	29,647,359	29,148,152	21,960,000
		Series A Preferred Stock (6,066 shares)		6,065,621	—
		Series B Preferred Stock (411 shares)		410,514	—
		Class A Common Stock (121,922 shares)		30,480	—
			29,647,359	35,654,767	21,960,000

Team Waste, LLC (1%)*	Environmental and Facilities Services	Preferred Units (455,000 units)		9,100,000	9,100,000
				9,100,000	9,100,000

Technology Crops, LLC (2%)*	Supply Chain Management Services	Subordinated Notes (12% Cash, 5% PIK, Due 09/17)	11,837,622	11,837,622	11,837,622
		Common Units (50 units)		500,000	—
			11,837,622	12,337,622	11,837,622

TGaS Advisors, LLC (2%)*	Advisory Solutions to Pharmaceutical Companies	Senior Note (10% Cash, 1% PIK, Due 11/19)	9,674,276	9,521,986	9,521,986
		Preferred Units (1,685,357 units)		1,556,069	1,270,000
			9,674,276	11,078,055	10,791,986

Tulcan Fund IV, L.P. (F/K/A Dyson Corporation) (0%)*	Custom Forging and Fastener Supplies	Common Units (1,000,000 units)		1,000,000	—
				1,000,000	—

United Retirement Plan Consultants, Inc. (0%)*	Retirement Plan Administrator	Series A Preferred Shares (9,400 shares)		205,748	257,000
		Common Shares (100,000 shares)		1,000,000	301,000
				1,205,748	558,000

Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	817,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	817,000

Wythe Will Tzetzo, LLC (1%)*	Confectionery Goods Distributor	Series A Preferred Units (99,829 units)		—	6,808,000
				—	6,808,000

Subtotal Affiliate Investments			119,421,982	162,539,224	161,510,773

Control Investments:
CRS Reprocessing, LLC (1%)*	Fluid Reprocessing Services	Senior Notes (4.3% Cash, Due 06/17)	2,942,769	2,942,769	2,942,769
		Split Collateral Term Loans (8% Cash, Due 06/17)	11,192,464	11,192,464	6,182,000
		Series F Preferred Units (705,321 units)		9,134,807	—
		Common Units (15,174 units)		—	—
			14,135,233	23,270,040	9,124,769

DCWV Acquisition Corporation (0%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Senior Subordinated Note (15% PIK, Due 12/19)(6)	291,875	250,000	250,000
		Subordinated Note (12% Cash, 3% PIK, Due 12/19)(6)	8,090,699	6,178,633	1,389,000
		Jr. Subordinated Note (15% PIK, Due 12/19)(6)	2,440,829	2,000,000	—
		Series A Preferred Equity (1,200 shares)		1,200,000	—
		100% Common Shares		—	—
			10,823,403	9,628,633	1,639,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2016

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 1/17)(6)	$648,527	$375,000	$—
		Subordinated Note (8.5% Cash, Due 1/17)(6)	4,900,843	3,000,000	—
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			5,549,370	4,491,440	—

SRC Worldwide, Inc. (1%)*	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		8,028,000	8,028,000
				8,028,000	8,028,000

Subtotal Control Investments			30,508,006	45,418,113	18,791,769

Total Investments, December 31, 2016 (170%)*			$975,173,829	$1,096,931,491	$1,037,907,181
*    Fair value as a percent of net assets

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 2.5% of total investments at fair value as of December 31, 2016. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(5)	PIK non-accrual investment

(6)	Non-accrual investment

(7)
All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's senior secured credit facility or in support of the SBA-guaranteed debentures issued by Triangle Mezzanine Fund LLLP and Triangle Mezzanine Fund II LP.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Access Medical Acquisition, Inc. (3%)*	Operator of Primary Care Clinics	Subordinated Notes (10% Cash, 2% PIK, Due 01/22)	$13,819,514	$13,559,977	$13,559,977
		Class A Units (1,500,000 units)		1,500,000	2,282,000
			13,819,514	15,059,977	15,841,977

ADCS Clinics, LLC (2%)*	Operator of Dermatology Clinics	Subordinated Note (11% Cash, 2% PIK, Due 05/20)	10,042,719	9,848,836	9,848,836
			10,042,719	9,848,836	9,848,836

Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producer	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	13,089,478	12,931,506	12,931,506
		Common Units (1,250 units)		1,250,000	2,527,000
			13,089,478	14,181,506	15,458,506

AGM Automotive, LLC (1%)*	Auto Industry Interior Components Supplier	Units (1,500,000 units)		630,134	2,774,000
				630,134	2,774,000

All Metals Holding, LLC (1%)*	Steel Processor and Distributor	Subordinated Note (10.5% Cash, Due 12/19)	4,950,000	4,832,848	4,832,848
		Units (34,732 units)		122,000	122,000
			4,950,000	4,954,848	4,954,848

All Metro Health Care Services, Inc. (3%)*	Home Care Service Provider	Subordinated Note (10% Cash, 2% PIK, Due 03/20)	17,350,000	16,998,931	17,350,000
			17,350,000	16,998,931	17,350,000

Applied-Cleveland Holdings, Inc. (5%)*	Oil and Gas Pipeline Infrastructure Inspection Services	Subordinated Notes (10% Cash, 2% PIK, Due 06/19)	23,470,748	23,215,930	23,215,930
		Class A Units (2,129,032 units)		2,129,032	2,398,000
			23,470,748	25,344,962	25,613,930

Audio and Video Labs Holdings, Inc. (2%)*	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Notes (12% Cash, 2% PIK, Due 06/18)	10,508,029	10,397,618	10,397,618
		Common Stock (138 shares)		1,300,000	1,823,000
			10,508,029	11,697,618	12,220,618

Avkem International, LLC (1%)*	Flux and Foundry Manufacturer and Supplier	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	4,044,171	3,972,207	3,972,207
			4,044,171	3,972,207	3,972,207

Baker Hill Acquisition, LLC (3%)*	Loan Origination Software Solutions Provider	Subordinated Notes (11.5% Cash, Due 03/21)	13,500,000	13,304,441	13,304,441
		Limited Partner Interest		1,498,500	1,498,500
			13,500,000	14,802,941	14,802,941

BFN Operations LLC (1%)*	Wholesale Grower and Distributor of Shrubs, Trees and Plants	First-Out Subordinated Note (3% Cash, 14% PIK, Due 06/18)(5)	15,473,803	14,162,530	2,162,000
		Last-Out Subordinated Note (17% PIK, Due 06/18)(6)	2,107,700	1,957,027	—
			17,581,503	16,119,557	2,162,000

Cafe Enterprises, Inc. (3%)*	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 09/19)	12,407,440	12,227,662	12,227,662
		Series C Preferred Stock (10,000 shares)		1,000,000	1,354,000
			12,407,440	13,227,662	13,581,662

Capital Contractors, Inc. (1%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (5% Cash, Due 12/16)	9,843,542	9,684,660	6,725,000
		Series A Redeemable Preferred Stock (200 shares)		2,000,000	—
		Common Stock Warrants (20 shares)		492,000	—
			9,843,542	12,176,660	6,725,000

Captek Softgel International, Inc. (3%)*	Nutraceutical Manufacturer	Subordinated Note (10% Cash, 2.5% PIK, Due 06/21)	15,021,875	14,721,875	14,721,875
		Common Stock (15,000 shares)		1,500,000	1,500,000
			15,021,875	16,221,875	16,221,875

Carolina Beverage Group, LLC (0%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	644,000
				119,735	644,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Centerfield Media Holding Company (4%)*	Digital Marketing	Subordinated Note (10% Cash, 3.5% PIK, Due 03/21)	$18,201,610	$17,854,853	$17,854,853
		Common Shares (1,000 shares)		1,000,000	1,000,000
			18,201,610	18,854,853	18,854,853

Chromaflo Technologies Parent LP (2%)*	Colorant Manufacturer and Distributor	Second Lien Term Loan (8.3% Cash, Due 06/20)	9,999,618	9,962,287	9,336,000
		Class A Units (22,561 units)		906,604	1,845,000
			9,999,618	10,868,891	11,181,000

Community Intervention Services, Inc. (3%)*	Provider of Behavioral Health Services	Subordinated Note (10% Cash, 3% PIK, Due 01/21)	15,567,011	15,278,382	15,278,382
			15,567,011	15,278,382	15,278,382

Comverge, Inc. (3%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,349,955	15,349,955
		Preferred Stock (703 shares)		554,458	708,000
		Common Stock (1,000,000 shares)		100,000	563,000
			15,505,583	16,004,413	16,620,955

Continental Anesthesia Management, LLC (2%)*	Physicians Management Services	Subordinated Note (10% Cash, 4% PIK, Due 04/16)	10,676,571	10,676,571	10,676,571
		Warrant (263 shares)		276,100	—
			10,676,571	10,952,671	10,676,571

CPower Ultimate HoldCo, LLC (0%)*	Demand Response Business	Units (345,542 units)		345,542	345,542
				345,542	345,542

CPC Acquisition Corp. (3%)*	Coatings Formulator and Manufacturer	Subordinated Note (9.5% Cash, Due 04/22)	7,500,000	7,427,013	7,427,013
		Subordinated Note (10% Cash, 1% PIK, Due 10/22)	3,757,187	3,720,583	3,720,583
		Subordinated Note (14% PIK, Due 10/22)	3,850,625	3,814,021	3,814,021
		Class A Units (1,081 units)		1,500,000	1,500,000
			15,107,812	16,461,617	16,461,617

CWS Acquisition Corp. (0%)*	Manufacturer of Custom Windows and Sliding Doors	1,500,000 Class A Units		1,500,000	1,500,000
				1,500,000	1,500,000

Danville Materials, LLC (4%)*	Manufacturer of Dental Products	Subordinated Note (10% Cash, Due 10/20)	7,237,000	7,159,943	7,237,000
		Subordinated Note (10% Cash, 2% PIK, Due 10/20)	9,537,517	9,446,012	9,537,517
		Common Units (45,492 units)		82,593	1,733,000
			16,774,517	16,688,548	18,507,517

Data Source Holdings, LLC (0%)*	Print Supply Chain Management Services	Common Units (47,503 units)		1,000,000	792,000
				1,000,000	792,000

DialogDirect, Inc. (5%)*	Business Process Outsourcing Provider	Subordinated Notes (12% Cash, 1.5% PIK, Due 04/20)	24,435,667	24,237,485	20,871,000
			24,435,667	24,237,485	20,871,000

DLC Acquisition, LLC (8%)*	Staffing Firm	Senior Notes (10% Cash, Due 12/20)	21,614,062	21,260,181	21,260,181
		Senior Note (10% Cash, 2% PIK, Due 12/20)	18,612,068	18,352,068	18,352,068
			40,226,130	39,612,249	39,612,249

DLR Restaurants, LLC (0%)*	Restaurant	Royalty Rights		—	—
				—	—

Dyno Acquiror, Inc. (2%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/18)	7,382,324	7,298,289	7,298,289
		Series A Units (600,000 units)		600,000	523,000
			7,382,324	7,898,289	7,821,289

Eckler's Holdings, Inc. (2%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4.5% PIK, Due 07/18)	9,499,451	9,411,489	9,065,000
		Common Stock (18,029 shares)		183,562	—
		Series A Preferred Stock (1,596 shares)		1,596,126	—
		Series B Preferred Stock (185 shares)		185,127	149,000
			9,499,451	11,376,304	9,214,000

Electronic Systems Protection, Inc. (0%)*	Power Protection Systems Manufacturing	Common Stock (570 shares)		285,000	680,000
				285,000	680,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
FCL Graphics, Inc. (0%)*	Commercial Printing Services	Senior Note (5.2% Cash, Due 09/16)	$1,030,253	$1,030,253	$677,000
		Senior Note (8.0% Cash, 2% PIK, Due 09/16)(5)	1,244,804	1,207,439	—
			2,275,057	2,237,692	677,000

Flowchem Ltd. (0%)*	Services to Crude Oil Pipeline Operators	Common Units (1,000,000 units)		782,356	1,968,000
				782,356	1,968,000

FrontStream Holdings, LLC (3%)*	Payment and Donation Management Product Service Provider	Subordinated Note (13.0% Cash, Due 12/20)	13,375,000	13,232,718	13,232,718
		Series C-2 Preferred Shares (500 shares)		500,000	500,000
			13,375,000	13,732,718	13,732,718

Frontstreet Facility Solutions, Inc. (1%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (13% Cash, Due 07/18)	8,462,629	8,392,051	6,603,000
		Series A Convertible Preferred Stock (2,500 shares)		250,000	—
		Series B Convertible Preferred Stock (5,556 shares)		500,000	—
			8,462,629	9,142,051	6,603,000

Frozen Specialties, Inc. (3%)*	Frozen Foods Manufacturer	Subordinated Note (10% Cash, 4% PIK, Due 12/17)	13,133,074	13,133,074	14,333,074
			13,133,074	13,133,074	14,333,074

Garden Fresh Restaurant Holding, LLC (0%)*	Restaurant	Class A Units (5,000 units)		500,000	26,000
				500,000	26,000

GST AutoLeather, Inc. (4%)*	Supplier of Automotive Interior Leather	Subordinated Note (11% Cash, 2% PIK, Due 01/21)	22,667,050	22,295,430	22,295,430
			22,667,050	22,295,430	22,295,430

Hatch Chile Co., LLC (0%)*	Food Products Distributor	Unit Purchase Warrant (7,817 units)		295,800	1,412,000
				295,800	1,412,000

HKW Capital Partners IV, L.P. (0%)*(4)	Multi-Sector Holdings	0.6% Limited Partnership Interest		1,148,222	1,286,000
				1,148,222	1,286,000

HTC Borrower, LLC (5%)*	Hunting and Outdoor Products	Subordinated Notes (10% Cash, 3% PIK, Due 09/20)	25,349,458	25,014,420	25,014,420
			25,349,458	25,014,420	25,014,420

Inland Pipe Rehabilitation Holding Company LLC (2%)*	Cleaning and Repair Services	Subordinated Notes (10% Cash, 5.5% PIK, Due 12/16)	9,644,469	9,620,276	9,620,276
		Membership Interest Purchase Warrant (3%)		853,500	—
			9,644,469	10,473,776	9,620,276

KT Capital Partners, L.P. (0%)*	Multi-Sector Holdings	Subordinated Notes (10% PIK)	740,740	374,000	740,740
		Subordinated Note (3.3% PIK)	160,044	81,000	160,044
		4.2% Limited Partnership Interest		380,000	769,000
			900,784	835,000	1,669,784

Magpul Industries Corp. (1%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	2,630,000
		Common Units (30,000 units)		30,000	2,461,000
				1,500,000	5,091,000

Media Storm, LLC (1%)*	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	6,545,455	6,519,844	6,519,844
		Membership Units (1,216,204 units)		1,176,957	1,059,000
			6,545,455	7,696,801	7,578,844

Micross Solutions LLC (5%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 3% PIK, Due 06/18)	23,701,971	23,555,773	23,555,773
		Class A-2 Common Units (1,979,524 units)		2,019,693	1,264,000
			23,701,971	25,575,466	24,819,773

Motor Vehicle Software Corporation (4%)*	Provider of EVR Services	Subordinated Note (10% Cash, 1% PIK, Due 03/21)	20,066,150	19,680,009	19,680,009
		Class A Units (1,000,000 units)		1,064,960	1,064,960
			20,066,150	20,744,969	20,744,969

My Alarm Center, LLC (0%)*	Security Company	Preferred Units (2,000,000 units)		2,000,000	1,563,000
				2,000,000	1,563,000

Nautic Partners VII, LP (0%)*(4)	Multi-Sector Holdings	0.4% Limited Partnership Interest		727,348	1,163,000
				727,348	1,163,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
Nomacorc, LLC (4%)*	Synthetic Wine Cork Producer	Subordinated Note (10% Cash, 2.25% PIK, Due 07/21)	$20,405,104	$20,051,228	$18,346,000
		Limited Partnership Interest		2,267,211	1,829,000
			20,405,104	22,318,439	20,175,000

On Event Services, LLC (5%)*	Equipment Rentals	Subordinated Notes (10% Cash, 2% PIK, Due 06/20)	21,841,967	21,146,202	21,146,202
		Warrant to Purchase Units (5.4%)		1,252,000	1,870,000
		Option to Acquire Warrants		—	385,000
			21,841,967	22,398,202	23,401,202

Orchid Underwriters Agency, LLC (5%)*	Insurance Underwriter	Term B Note (10% Cash, Due 11/19)	22,644,852	22,259,848	22,259,848
		Class A Preferred Units (15,000 units)		1,500,000	1,735,000
		Class A Common Units (15,000 units)		—	777,000
			22,644,852	23,759,848	24,771,848

Performance Health & Wellness Holdings, Inc. (1%)*	Rehabilitation and Wellness Products	Class A Limited Partnership Units (15,000 units)		1,500,000	3,533,000
				1,500,000	3,533,000

PowerDirect Marketing, LLC (1%)*	Marketing Services	Subordinated Note (13% Cash, 2% PIK, Due 12/16)(6)	8,766,784	6,627,482	2,728,000
		Common Unit Purchase Warrants		590,200	—
			8,766,784	7,217,682	2,728,000

Radiant Logistics, Inc. (3%)*	Freight Logistics	Subordinated Note (12% Cash, Due 04/21)	15,000,000	14,726,935	14,726,935
			15,000,000	14,726,935	14,726,935

RockYou, Inc. (0%)*	Mobile Game Advertising Network	Common Stock (67,585 shares)		111,000	111,000
				111,000	111,000

Rotolo Consultants, Inc. (2%)*	Landscape Services	Subordinated Note (11% Cash, 3% PIK, Due 08/21)	6,697,070	6,568,541	6,568,541
		Series A Preferred Units (39 units)		3,654,253	3,654,253
			6,697,070	10,222,794	10,222,794

SPC Partners V, LP (0%)*(4)	Multi-Sector Holdings	0.7% Limited Partnership Interest		1,296,140	1,241,000
				1,296,140	1,241,000

Specialized Desanders, Inc. (3%)*(4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Note (12% Cash, 2% PIK, Due 03/20)	16,110,043	15,917,841	12,064,469
		Class C Partnership Units (2,000,000 units)		1,937,421	2,954,000
			16,110,043	17,855,262	15,018,469

Tate's Bake Shop (2%)*	Producer of Baked Goods	Subordinated Note (10% Cash, 3% PIK, Due 02/20)	10,416,107	10,252,530	10,252,530
		Limited Partner Interest		925,000	1,207,000
			10,416,107	11,177,530	11,459,530

TCFI Merlin LLC (3%)*	Specialty Staffing Service Provider	Senior Note (10% Cash, 1% PIK, Due 09/19)	14,495,790	14,257,521	14,257,521
		Limited Partnership Units (500,000 units)		500,000	488,000
			14,495,790	14,757,521	14,745,521

The Cook & Boardman Group, LLC (3%)*	Distributor of Doors and Related Products	Subordinated Note (10% Cash, 2.5% PIK, Due 03/20)	14,469,046	14,240,038	14,240,038
		Class A Units (1,400,000 units)		1,400,000	1,823,000
			14,469,046	15,640,038	16,063,038

The Krystal Company (1%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		638,260	2,753,000
				638,260	2,753,000

Top Knobs USA, Inc. (0%)*	Hardware Designer and Distributor	Common Stock (26,593 shares)		333,994	2,654,000
				333,994	2,654,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
United Biologics, LLC (2%)*	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	$12,626,565	$12,283,998	$11,143,000
		Class A Common Units (177,935 units)		1,999,989	—
		Class A-1 Common Units (18,818 units)		137,324	—
		Class A-1 Common Kicker Units (14,114 units)		—	—
		Class A, Class A-1, Class A-1 Kicker & Class B Unit Purchase Warrants		838,117	—
			12,626,565	15,259,428	11,143,000

Water Pik, Inc. (6%)*	Oral Health and Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	33,288,781	32,836,296	32,836,296
			33,288,781	32,836,296	32,836,296

Wheel Pros Holdings, Inc. (3%)*	Wheel/Rim and Performance Tire Distributor	Subordinated Note (11% Cash, Due 06/20)	13,822,500	13,556,636	13,556,636
		Class A Units (2,000 units)		2,000,000	2,148,000
			13,822,500	15,556,636	15,704,636

Women's Marketing, Inc. (3%)*	Full-Service Media Organization	Subordinated Note (11% Cash, 1.5% PIK, Due 06/21)	16,309,508	15,983,508	15,983,508
		Class A Common Units (16,300 units)		1,630,000	1,630,000
			16,309,508	17,613,508	17,613,508

WSO Holdings, LP (0%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Common Points (3,000 points)		3,000,000	1,975,000
				3,000,000	1,975,000

YummyEarth Inc. (4%)*	Organic Candy Manufacturer	Senior Note (9% Cash, Due 08/20)	19,500,000	18,972,078	18,972,078
		Limited Partner Interest		3,496,500	2,202,000
			19,500,000	22,468,578	21,174,078

Subtotal Non–Control / Non–Affiliate Investments			741,520,527	795,244,907	774,238,518

Affiliate Investments:
All Aboard America! Holdings Inc. (4%)*	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due 12/17)	15,084,735	14,953,191	14,953,191
		Membership Units in LLC		2,300,782	5,024,000
			15,084,735	17,253,973	19,977,191

American De-Rosa Lamparts, LLC and Hallmark Lighting, LLC (2%)*	Lighting Wholesale and Distribution	Subordinated Note (12% Cash, 2% PIK, Due 06/17)	7,229,980	7,186,235	7,186,235
		Membership Units (8,364 units)		620,653	3,872,000
			7,229,980	7,806,888	11,058,235

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 06/17)	11,339,706	11,323,440	11,323,440
		Common Stock (84 shares)		502,320	199,000
			11,339,706	11,825,760	11,522,440

Consolidated Lumber Company LLC (3%)*	Lumber Yard Operator	Senior Note (10% Cash, 2% PIK, Due 09/20)	14,611,092	14,332,445	14,332,445
		Class A Units (15,000 units)		1,500,000	1,500,000
			14,611,092	15,832,445	15,832,445

DPII Holdings, LLC (1%)*	Satellite Communication Business	Senior Note (12% Cash, 4% PIK, Due 07/17)	3,595,727	3,558,804	3,558,804
		Class A Membership Interest (17,308 units)		1,107,692	795,000
			3,595,727	4,666,496	4,353,804

Dyson Corporation (0%)*	Custom Forging and Fastener Supplies	Common Units (1,000,000 units)		1,000,000	416,000
				1,000,000	416,000

Frank Entertainment Group, LLC (3%)*	Movie Theatre and Family Entertainment Operator	Senior Note (10% Cash, 5.8% PIK, Due 06/18)	9,683,049	9,592,545	9,592,545
		Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)		3,934,666	4,566,904
		Class B Redeemable Preferred Units (18,667 units)		433,334	1,660,810
		Class C Redeemable Preferred Units (25,846 units)		600,000	600,000
		Class A Common Units (43,077 units)		1,000,000	—
		Class A Common Warrants		632,000	—
			9,683,049	16,192,545	16,420,259

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
GenPref LLC (0%)*	Lab Testing Services	7.0% LLC Interest		$23,162	$16,400
				23,162	16,400

Main Street Gourmet, LLC (1%)*	Baked Goods Provider	Preferred Units (233 units)		211,867	367,000
		Common B Units (3,000 units)		23,140	1,807,000
		Common A Units (1,652 units)		14,993	995,000
				250,000	3,169,000

NB Products, Inc. (7%)*	Distributor of Work Apparel and Accessories	Subordinated Note (12% Cash, 2% PIK, Due 02/20)	$20,722,083	20,327,140	20,327,140
		Jr. Subordinated Note (10% PIK, Due 02/20)	4,263,250	4,126,030	4,126,030
		Series A Redeemable Senior Preferred Stock (7,839 shares)		7,621,648	8,525,000
		Common Stock (1,668,691 shares)		333,738	3,997,000
			24,985,333	32,408,556	36,975,170

PCX Aerostructures, LLC (4%)*	Aerospace Component Manufacturer	Subordinated Note (11% Cash, 4% PIK, Due 04/19)	20,075,580	19,799,092	18,612,000
		Series A Preferred Stock (5,344 shares)		5,343,953	1,191,000
		Class A Common Stock (107,416 shares)		26,854	—
			20,075,580	25,169,899	19,803,000

Team Waste, LLC (1%)*	Environmental and Facilities Services	Preferred Units (28 units)		5,500,000	5,500,000
				5,500,000	5,500,000

Technology Crops, LLC (2%)*	Supply Chain Management Services	Subordinated Notes (12% Cash, 5% PIK, Due 03/17)	11,252,123	11,252,123	11,252,123
		Common Units (50 units)		500,000	400,000
			11,252,123	11,752,123	11,652,123

TGaS Advisors, LLC (2%)*	Advisory Solutions to Pharmaceutical Companies	Senior Note (10% Cash, 1% PIK, Due 11/19)	9,823,862	9,633,898	9,633,898
		Preferred Units (1,685,357 units)		1,685,357	1,427,000
			9,823,862	11,319,255	11,060,898

UCS Super HoldCo LLC (0%)*	Squid and Wetfish Processor and Distributor	Membership Units (1,000 units)		1,000,000	300,000
		Participation Interest		2,000,000	—
				3,000,000	300,000

United Retirement Plan Consultants, Inc. (0%)*	Retirement Plan Administrator	Preferred A Shares (90,000 shares)		900,000	446,000
		Common Shares (10,000 shares)		100,000	—
				1,000,000	446,000

Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	743,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	743,000

Wythe Will Tzetzo, LLC (2%)*	Confectionery Goods Distributor	Series A Preferred Units (99,829 units)		—	8,336,000
				—	8,336,000

Subtotal Affiliate Investments			127,681,187	171,486,103	177,581,965

Control Investments:
CRS Reprocessing, LLC (3%)*	Fluid Reprocessing Services	Senior Notes (3.9% Cash, Due 06/16)	2,942,769	2,942,769	2,942,769
		Split Collateral Term Loans (10.5% Cash, Due 06/16)	6,192,464	6,192,464	6,192,464
		Series F Preferred Units (705,321 units)		9,134,807	5,221,000
		Common Units (15,174 units)		—	—
			9,135,233	18,270,040	14,356,233

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments — (Continued) December 31, 2015

Portfolio Company	Industry	Type of Investment(1)(2)(7)	Principal Amount	Cost	Fair Value(3)
DCWV Acquisition Corporation (1%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Senior Subordinated Note (15% PIK, Due 09/17)(6)	$250,833	$250,000	$250,000
		Subordinated Note (12% Cash, 3% PIK, Due 09/17)(6)	6,945,991	6,178,633	3,117,000
		Jr. Subordinated Note (15% PIK, Due 09/17)(6)	2,097,611	2,000,000	—
		Series A Preferred Equity (1,200 shares)		1,200,000	—
		100% Common Shares		—	—
			9,294,435	9,628,633	3,367,000

Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 12/15)(6)	569,452	375,000	375,000
		Subordinated Note (8.5% Cash, Due 12/15)(6)	4,499,250	3,000,000	437,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			5,068,702	4,491,440	812,000

SRC Worldwide, Inc. (1%)*	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		8,228,000	6,921,000
				8,228,000	6,921,000

Subtotal Control Investments			23,498,370	40,618,113	25,456,233

Total Investments, December 31, 2015 (192%)*			$892,700,084	$1,007,349,123	$977,276,716
*    Fair value as a percent of net assets

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 1.9% of total investments at fair value as of December 31, 2015. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(5)	PIK non-accrual investment

(6)	Non-accrual investment

(7)
All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's senior secured credit facility or in support of the SBA-guaranteed debentures issued by Triangle Mezzanine Fund LLLP and Triangle Mezzanine Fund II LP.

See accompanying notes.

Triangle Capital Corporation
Notes to Consolidated Financial Statements
1. Organization, Business, Basis of Presentation and Summary of Significant Accounting Policies
Organization and Business
Triangle Capital Corporation was incorporated on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (“Triangle SBIC”) and its general partner, Triangle Mezzanine LLC, raising capital in an initial public offering, which was completed in February 2007 (the “IPO”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On December 15, 2009, Triangle Mezzanine Fund II, LP (“Triangle SBIC II”) was organized as a limited partnership under the laws of the State of Delaware. On March, 26, 2012, Triangle Mezzanine Fund III, LP (“Triangle SBIC III”) was organized as a limited partnership under the laws of the State of Delaware. Unless otherwise noted, the terms “its” or “the Company” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC, Triangle SBIC II and Triangle SBIC III, after the IPO.
Triangle SBIC, Triangle SBIC II and Triangle SBIC III are specialty finance limited partnerships formed to make investments primarily in lower middle market companies located throughout the United States. On September 11, 2003, Triangle SBIC was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Triangle SBIC II obtained its license to operate as an SBIC and on January 6, 2017, Triangle SBIC III obtained its license to operate as an SBIC. As SBICs, Triangle SBIC, Triangle SBIC II and Triangle SBIC III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.
The Company currently operates as a closed–end, non–diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its Board of Directors (the "Board"). The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.
Basis of Presentation
The financial statements of the Company include the accounts of Triangle Capital Corporation and its wholly-owned subsidiaries, including Triangle SBIC, Triangle SBIC II and Triangle SBIC III. The effects of all intercompany transactions between Triangle Capital Corporation and its subsidiaries have been eliminated in consolidation. Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services - Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle occurs if the Company holds a controlling interest in an operating company that provides all or substantially all of its services directly to the Company or to its portfolio companies. None of the portfolio investments made by the Company qualify for this exception. Therefore, the Company's investment portfolio is carried on the Consolidated Balance Sheets at fair value, with any adjustments to fair value recognized as “Net unrealized appreciation (depreciation)” on the Consolidated Statements of Operations.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). All financial data and information included in these financial statements have been presented on the basis described above.
Reclassifications
Certain reclassifications have been made in the financial highlights for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 in order to conform to current presentation. The Company had historically presented the ratio of total expenses to average net assets exclusive of loss on extinguishment of debt. Beginning in 2015, this ratio is presented including loss on extinguishment of debt.
Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

Valuation of Investments
The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. The three levels of valuation inputs established by ASC Topic 820 are as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, the Company determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Company with the assistance of certain third-party advisors and subsequently approved by the Board. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Company’s investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
The Company’s valuation process is led by the Company’s executive officers. The Company’s valuation process begins with a quarterly review of each investment in the Company’s investment portfolio by the Company’s executive officers and investment committee. Valuations of each portfolio security are then prepared by the Company’s investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under the Company’s valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer of the Company. Generally, any investment that is valued below cost is subjected to review by one of the Company’s executive officers. After the peer review is complete, the Company engages two independent, third party valuation firms, including Duff & Phelps, LLC, collectively the “Valuation Firms,” to provide third-party reviews of certain investments, as described further below. Finally, the Board has the responsibility for reviewing and approving, in good faith, the fair value of the Company’s investments in accordance with the 1940 Act.
The Valuation Firms provide third party valuation consulting services to the Company which consist of certain procedures that the Company identified and requested the Valuation Firms to perform, which we refer to herein as the Procedures. The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, the Company may determine that it is not cost-effective, and as a result is not in the Company’s stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The total number of investments and the percentage of the investment portfolio on which the Procedures were performed are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2014	15	25%
June 30, 2014	15	31%
September 30, 2014	18	29%
December 31, 2014	16	24%
March 31, 2015	16	28%
June 30, 2015	15	26%
September 30, 2015	22	34%
December 31, 2015	17	28%
March 31, 2016	18	27%
June 30, 2016	19	30%
September 30, 2016	19	33%
December 31, 2016	20	33%

(1)	Exclusive of the fair value of new investments made during the quarter.
Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. The Board is ultimately responsible for determining the fair value of the Company’s investments in good faith.
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For the Company’s portfolio securities, fair value is generally the amount that the Company might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if the Company does not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which the Company invests are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless the Company has the ability to control such a transaction, the assumed principal market for the Company’s securities is a hypothetical secondary market. The Level 3 inputs to the Company’s valuation process reflect the Company’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), the Company estimates fair value using an “Enterprise Value Waterfall” valuation model. The Company estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the Company assumes that any outstanding debt or other securities that are senior to the Company’s equity securities are required to be repaid at par. Additionally, the Company estimates the fair value of a limited number of its debt securities using the Enterprise Value Waterfall approach in cases where the Company does not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, the Company primarily uses a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, the Company considers other factors, including but not limited to (i) offers from third-parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when the Company believes there are comparable companies that are publicly traded, the Company performs a review of these publicly traded companies and the market multiple of their equity securities. For certain non-performing assets, the Company may utilize the liquidation or collateral value of the portfolio company's assets in its estimation of enterprise value.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted, or Adjusted EBITDA, or revenues. Such inputs can be based on historical operating results, projections of future operating results, or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, the Company utilizes the most recent portfolio company financial statements and forecasts available as of the valuation date. The Company also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Enterprise Value Waterfall model remain constant, any increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, the Company utilizes an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when the Company believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, the Company uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
The Company considers the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develops an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment, which we refer to herein as the Required Rate of Return. The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from the Company’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, the Company may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where the Company determines that the Required Rate of Return is different from the stated rate on the investment, the Company discounts the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to changes in one or more of the inputs. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security would result in a lower (higher) fair value for that security. Assuming all other inputs to the Income Approach model remain constant, any increase (decrease) in the Adjusted EBITDA input for a particular debt security would result in a higher (lower) fair value for that security.
The fair value of the Company’s royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Company’s significant debt and equity securities at December 31, 2016 and December 31, 2015 are summarized as follows:

December 31, 2016:	Fair Value(1)	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$646,856,367	Income Approach	Required Rate of Return	9.5% – 35.0%	13.8%
			Leverage Ratio	0.1x – 9.5x	4.8x
			Adjusted EBITDA	$2.6 million – $169.8 million	$27.9 million
Subordinated debt and 2nd lien notes	19,790,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	5.0x – 6.7x	5.8x
			Adjusted EBITDA	$0.6 million – $4.9 million	$2.1 million
			Revenue Multiple	0.8x – 0.8x	0.8x
			Revenues	$98.0 million – $98.0 million	$98.0 million
Senior debt and 1st lien notes	190,793,157	Income Approach	Required Rate of Return	4.3% – 20.0%	11.0%
			Leverage Ratio	0.0x – 8.3x	3.2x
			Adjusted EBITDA	$4.0 million – $14.1 million	$9.3 million
Equity shares and warrants	152,435,657	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.3x – 14.9x	7.4x
			Adjusted EBITDA	($1.4 million) – $82.1 million	$15.0 million
			Revenue Multiple	0.8x – 4.0x	1.4x
			Revenues	$19.0 million – $98.0 million	$61.7 million

(1)
Certain subordinated debt investments with a total fair value of $23,513,000 and certain equity securities with a total fair value of $3,669,000 were repaid or redeemed subsequent to the end of the reporting period and were valued at their transaction price. One senior debt investment with a total fair value of $850,000 is expected to be repaid subsequent to the end of the reporting period and was valued at its expected settlement value.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

December 31, 2015:	Fair Value(1)	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$638,529,995	Income Approach	Required Rate of Return	9.5% – 25.0%	13.5%
			Leverage Ratio	1.5x – 7.2x	4.3x
			Adjusted EBITDA	$1.6 million – $72.6 million	$20.7 million
Subordinated debt and 2nd lien notes	15,794,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.0x – 5.5x	4.6x
			Adjusted EBITDA	$0.9 million – $2.2 million	$1.7 million
Senior debt and 1st lien notes	132,929,264	Income Approach	Required Rate of Return	3.8% – 16.0%	11.2%
			Leverage Ratio	0.0x – 7.2x	3.4x
			Adjusted EBITDA	$2.6 million – $10.1 million	$6.8 million
Equity shares and warrants	142,809,369	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.0x – 14.9x	7.1x
			Adjusted EBITDA	$0.9 million – $72.6 million	$12.8 million
			Revenue Multiple	4.0x – 4.0x	4.0x
			Revenues	$83.2 million – $83.2 million	$83.2 million
(1) Certain investments with a total fair value of $47,214,088 were repaid or redeemed subsequent to the end of the reporting period and were valued at their transaction price.
Warrants
When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.
Investment Classification
In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company, has greater than 50.0% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns at least 5.0% but no more than 25.0% of the voting securities of such company.
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

Deferred Financing Fees
Costs incurred to issue long-term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.
Depreciation
Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated on a straight-line basis over an estimated useful life of three years.
Investment Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date. The Company had dividend income of approximately $2.3 million during the year ended December 31, 2016, consisting of dividend income of approximately $3.6 million and a negative true-up adjustment of $1.3 million related to a portfolio company distribution that was received in 2015. In 2015, the Company received information that indicated that the tax character of the distribution was 100% dividend income, but received updated information in 2016 indicating that only 14% of the distribution was dividend income and the remainder was a return of capital, which necessitated the adjustment.
Payment-in-Kind Interest
The Company currently holds, and expects to hold in the future, some loans in its portfolio that contain a payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is non-cash source of income, is included in the Company's taxable income and therefore affects the amount the Company is required to distribute to stockholders to maintain its qualification as a regulated investment company ("RIC") for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements ("Loan Origination Fees") are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver and amendment fees, and are recorded as investment income when earned.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

Fee income for the years ended December 31, 2016, 2015 and 2014 was as follows:

	Years Ended December 31
	2016	2015	2014
Recurring Fee Income:
Amortization of loan origination fees	$2,161,711	$2,061,004	$1,966,101
Management, valuation and other fees	1,024,213	895,677	773,750
Total Recurring Fee Income	3,185,924	2,956,681	2,739,851
Non-Recurring Fee Income:
Prepayment fees	1,903,251	4,344,705	1,694,570
Acceleration of unamortized loan origination fees	2,406,688	4,104,485	1,854,415
Advisory and structuring fees	200,000	578,162	500,000
Loan amendment fees	277,396	469,357	804,240
Other fees	412,606	391,538	187,948
Total Non-Recurring Fee Income	5,199,941	9,888,247	5,041,173
Total Fee Income	$8,385,865	$12,844,928	$7,781,024
Compensation Expenses
Compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits.
General and Administrative Expenses
General and administrative expenses include administrative costs, facilities costs, insurance, legal and accounting expenses and other costs related to operating as a publicly-traded company.
Income Taxes
The Company elected for federal income tax purposes to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”) commencing with its taxable year ended December 31, 2007. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.
The company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross income for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Consolidated Statements of Operations.
Segments
The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

Concentration of Credit Risk
The Company’s investments are generally in lower middle market companies in a variety of industries. As of both December 31, 2016 and 2015, there were no individual investments representing, greater than 10% of the fair value of the Company’s portfolio. As of December 31, 2016 and December 31, 2015, the Company’s largest single portfolio company investment represented approximately 4.7% and 4.0%, respectively, of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses on equity interests can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several portfolio companies.
The Company’s investments carry a number of risks including, but not limited to: (i) investing in lower middle market companies which have a limited operating history and financial resources, (ii) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors and (iii) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.
As of December 31, 2016, $771.9 million of the Company's assets were pledged as collateral for the Company's third amended and restated senior secured credit facility (the “Credit Facility”) and $387.8 million were subject to superior claim over the Company's shareholders by the SBA. If the Company defaults on its obligations under the Credit Facility or its SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claims.
Public Offerings of Common Stock and Debt Securities
On August 12, 2014, the Company filed a prospectus supplement pursuant to which 4,300,000 shares of common stock were offered for sale at a price to the public of $27.64 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 645,000 shares of our common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on August 15, 2014 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $127.7 million.
In February 2015, the Company issued $86.3 million of unsecured notes due 2022 (the "March 2022 Notes"). The March 2022 Notes mature on March 15, 2022 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 15, 2018. The March 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2015. The net proceeds to the Company from the sale of the March 2022 Notes, after underwriting discounts and offering expenses, were approximately $83.4 million.
On July 26, 2016, the Company filed a prospectus supplement pursuant to which 6,250,000 shares of common stock were offered for sale at a price to the public of $19.90 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 937,500 shares of our common stock at the same public offering price. Pursuant to this offering, 6,742,362 shares (including 492,362 shares of the overallotment option shares) were sold and delivered resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $129.1 million.
Investments Denominated in Foreign Currency
As of December 31, 2016, the Company held investments in two portfolio companies that were denominated in Canadian dollars and as of December 31, 2015, the Company held an investment in one portfolio company that was denominated in Canadian dollars.
At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into United States dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into United States dollars using the rates of exchange prevailing on the respective dates of such transactions.
Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into United States dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net unrealized appreciation (depreciation) of investments in the Company's Consolidated Statements of Operations.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.
Dividends and Distributions
Dividends and distributions to common stockholders are approved by the Board and the dividend payable is recorded on the ex-dividend date.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, when the Company declares a dividend, stockholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.
The table below summarizes the Company’s dividends and distributions in the three years ended December 31, 2016:

Declared	Record	Payable	Per Share Amount	Amount Paid in Cash	DRIP	Total
February 24, 2014	March 12, 2014	March 26, 2014	$0.54	$14,499,000	$554,000	$15,053,000
February 12, 2014	March 5, 2014	March 26, 2014	0.15	4,029,000	153,000	4,182,000
May 14, 2014	June 11, 2014	June 25, 2014	0.54	14,535,000	538,000	15,073,000
February 12, 2014	May 28, 2014	June 25, 2014	0.15	4,006,000	181,000	4,187,000
August 27, 2014	September 10, 2014	September 24, 2014	0.54	17,120,000	634,000	17,754,000
August 27, 2014	September 10, 2014	September 24, 2014	0.05	1,586,000	59,000	1,645,000
November 26, 2014	December 10, 2014	December 24, 2014	0.54	16,947,000	823,000	17,770,000
November 26, 2014	December 10, 2014	December 24, 2014	0.05	1,569,000	76,000	1,645,000
Total 2014 dividends and distributions			$2.56	$74,291,000	$3,018,000	$77,309,000
February 25, 2015	March 11, 2015	March 25, 2015	$0.54	$17,163,000	$760,000	$17,923,000
February 25, 2015	March 11, 2015	March 25, 2015	0.05	1,589,000	70,000	1,659,000
May 27, 2015	June 10, 2015	June 24, 2015	0.54	17,156,000	792,000	17,948,000
May 27, 2015	June 10, 2015	June 24, 2015	0.05	1,588,000	73,000	1,661,000
August 26, 2015	September 9, 2015	September 23, 2015	0.54	17,067,000	898,000	17,965,000
August 26, 2015	September 9, 2015	September 23, 2015	0.05	1,580,000	83,000	1,663,000
November 25, 2015	December 9, 2015	December 23, 2015	0.54	17,033,000	961,000	17,994,000
November 25, 2015	December 9, 2015	December 23, 2015	0.05	1,577,000	89,000	1,666,000
Total 2015 dividends and distributions			$2.36	$74,753,000	$3,726,000	$78,479,000
February 24, 2016	March 9, 2016	March 23, 2016	$0.54	$17,264,000	$844,000	$18,108,000
May 4, 2016	June 8, 2016	June 22, 2016	0.45	14,369,000	746,000	15,115,000
August 24, 2016	September 7, 2016	September 21, 2016	0.45	17,430,000	736,000	18,166,000
November 23, 2016	December 7, 2016	December 21, 2016	0.45	17,413,000	750,000	18,163,000
Total 2016 dividends and distributions			$1.89	$66,476,000	$3,076,000	$69,552,000
Per Share Amounts
Per share amounts included in the Consolidated Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding, diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

2. Investments
Summaries of the composition of the Company’s investment portfolio at cost and fair value, and as a percentage of total investments, are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
December 31, 2016:
Subordinated debt and 2nd lien notes	$753,635,857	69%	$690,159,367	67%
Senior debt and 1st lien notes	198,616,110	18	191,643,157	18
Equity shares	140,524,807	13	154,216,657	15
Equity warrants	4,154,717	—	1,888,000	—
	$1,096,931,491	100%	$1,037,907,181	100%
December 31, 2015:
Subordinated debt and 2nd lien notes	$739,416,002	73%	$699,125,083	72%
Senior debt and 1st lien notes	134,489,956	13	132,929,264	14
Equity shares	127,464,548	13	141,555,369	14
Equity warrants	5,978,617	1	3,667,000	—
	$1,007,349,123	100%	$977,276,716	100%
During the year ended December 31, 2016, the Company made sixteen new investments, including recapitalizations of existing portfolio companies, totaling approximately $274.1 million, additional debt investments in eleven existing portfolio companies of approximately $37.8 million and additional equity investments in ten existing portfolio companies totaling approximately $7.5 million. During the year ended December 31, 2015, the Company made twenty-three new investments, including recapitalizations of existing portfolio companies, totaling approximately $361.2 million, additional debt investments in ten existing portfolio companies of approximately $84.2 million and additional equity investments in eleven existing portfolio companies totaling approximately $8.6 million. During the year ended December 31, 2014, the Company made twenty-eight new investments, including recapitalizations of existing portfolio companies, totaling approximately $429.7 million, additional debt investments in eleven existing portfolio companies of approximately $37.6 million and additional equity investments in six existing portfolio companies totaling approximately $7.3 million.
The following table presents the Company’s investment portfolio at fair value as of December 31, 2016 and December 31, 2015, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at December 31, 2016
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$690,159,367	$690,159,367
Senior debt and 1st lien notes	—	—	191,643,157	191,643,157
Equity shares	—	—	154,216,657	154,216,657
Equity warrants	—	—	1,888,000	1,888,000
	$—	$—	$1,037,907,181	$1,037,907,181

	Fair Value at December 31, 2015
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$699,125,083	$699,125,083
Senior debt and 1st lien notes	—	—	132,929,264	132,929,264
Equity shares	—	—	141,555,369	141,555,369
Equity warrants	—	—	3,667,000	3,667,000
	$—	$—	$977,276,716	$977,276,716

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The following tables reconcile the beginning and ending balances of the Company’s investment portfolio measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2016 and 2015:

Year Ended December 31, 2016:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
New investments	220,825,664	71,620,633	26,370,669	650,000	319,466,966
Investment reclass	4,020,247	(4,020,247)	—	—	—
Proceeds from sales of investments	—	—	(28,340,004)	(5,742,355)	(34,082,359)
Loan origination fees received	(4,613,831)	(1,200,160)	—	—	(5,813,991)
Principal repayments received	(194,883,407)	(7,727,099)	—	—	(202,610,506)
PIK interest earned	13,784,921	1,449,498	—	—	15,234,419
PIK interest payments received	(9,326,564)	(236,150)	—	—	(9,562,714)
Accretion of loan discounts	193,801	203,303	—	—	397,104
Accretion of deferred loan origination revenue	4,012,181	556,218	—	—	4,568,399
Realized gain (loss)	(14,752,679)	(1,560,322)	15,029,594	3,268,455	1,985,048
Unrealized gain (loss)	(28,226,049)	(371,781)	(398,971)	44,900	(28,951,901)
Fair value, end of period	$690,159,367	$191,643,157	$154,216,657	$1,888,000	$1,037,907,181

Year Ended December 31, 2015:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Total
Fair value, beginning of period	$660,377,024	$115,252,247	$103,132,851	$8,461,000	$887,223,122
New investments	340,931,692	68,863,789	42,880,571	1,252,000	453,928,052
Investment reclass	(8,707,740)	—	8,707,740	—	—
Proceeds from sales of investments	—	—	(14,016,839)	(7,477,411)	(21,494,250)
Loan origination fees received	(5,849,587)	(1,250,000)	—	—	(7,099,587)
Principal repayments received	(272,219,727)	(49,554,990)	—	—	(321,774,717)
PIK interest earned	13,819,538	1,761,986	—	—	15,581,524
PIK interest payments received	(9,337,978)	(3,669,732)	—	—	(13,007,710)
Accretion of loan discounts	451,652	35,511	—	—	487,163
Accretion of deferred loan origination revenue	5,321,198	844,291	—	—	6,165,489
Realized gain (loss)	(28,793,224)	804,802	(2,491,600)	2,990,559	(27,489,463)
Unrealized gain (loss)	3,132,235	(158,640)	3,342,646	(1,559,148)	4,757,093
Fair value, end of period	$699,125,083	$132,929,264	$141,555,369	$3,667,000	$977,276,716
All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s Consolidated Statements of Operations. Pre-tax net unrealized losses on investments of $31.0 million during the year ended December 31, 2016 were related to portfolio company investments that were still held by the Company as of December 31, 2016. Pre-tax net unrealized gains on investments of $16.1 million during the year ended December 31, 2015 were related to portfolio company investments that were still held by the Company as of December 31, 2015.
The Company’s primary investment objective is to generate current income and capital appreciation by investing directly in privately-held lower middle market companies to help these companies fund acquisitions, growth or refinancing. During the year ended December 31, 2016, the Company made investments of approximately $310.2 million in portfolio companies to which it was not previously contractually committed to provide the financial support. During the year ended December 31, 2016, the Company made investments of $9.2 million in companies to which it was previously committed to provide the financial support. During the year ended December 31, 2015, the Company made investments of approximately $446.6 million in portfolio companies to which it was not previously contractually committed to provide the financial support. During the year ended December 31, 2015, the Company made investments of $7.3 million in companies to which it was previously committed to provide the financial support. The details of the Company’s investments have been disclosed on the Consolidated Schedule of Investments.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

3. Borrowings
The Company had the following borrowings outstanding as of December 31, 2016 and December 31, 2015:

Issuance/Pooling Date	Maturity Date	Interest Rate as of December 31, 2016	December 31, 2016	December 31, 2015
SBA-Guaranteed Debentures:
March 25, 2009	March 1, 2019	5.337%	$22,000,000	$22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.687%	32,590,000	32,590,000
March 29, 2011	March 1, 2021	4.474%	75,400,000	75,400,000
September 21, 2011	September 1, 2021	3.392%	19,100,000	19,100,000
March 27, 2013	March 1, 2023	3.155%	30,000,000	30,000,000
September 24, 2014	September 1, 2024	3.790%	31,310,000	31,310,000
September 21, 2016	September 1, 2026	2.723%	32,800,000	—
September 14, 2010 (LMI Debenture)	March 1, 2016	NA	—	7,768,101
Less: Deferred financing fees			(4,610,034)	(4,319,312)
Total SBA-Guaranteed Debentures			$245,389,966	$220,648,789
Credit Facility:
May 4, 2015	May 3, 2020	3.416%	$127,011,475	$131,256,669
Total Credit Facility			$127,011,475	$131,256,669
Notes:
October 19, 2012	December 15, 2022	6.375%	80,500,000	80,500,000
February 6, 2015	March 15, 2022	6.375%	86,250,000	86,250,000
Less: Deferred financing fees			(3,994,619)	(4,607,522)
Total Notes			$162,755,381	$162,142,478
SBA and SBA LMI Debentures
Interest payments on SBA-guaranteed debentures are payable semi–annually and there are no principal payments required on these debentures prior to maturity, nor do the debentures carry any prepayment penalties. The Company’s SBA-guaranteed Low or Moderate Income (“LMI”) debenture, which was repaid on March 1, 2016, was a five-year deferred interest debenture that was issued at a discount to par. The accretion of discount on the SBA-guaranteed LMI debenture is classified as interest expense in the Company’s consolidated financial statements.
Under the Small Business Investment Act of 1958, as amended, and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time, SBA-guaranteed debentures and SBA-guaranteed LMI debentures (collectively, SBA-guaranteed debentures) up to two times (and in certain cases, up to three times) the amount of its regulatory capital. As of December 31, 2016, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that can be issued by a single SBIC was $150.0 million and by a group of SBICs under common control was $350.0 million. As of December 31, 2016, Triangle SBIC had issued the maximum $150.0 million of SBA-guaranteed debentures and Triangle SBIC II had issued $100.0 million of SBA-guaranteed debentures, leaving borrowing capacity of a maximum of $100.0 million of SBA-guaranteed debentures for Triangle SBIC III. The weighted average interest rates for all SBA-guaranteed debentures as of December 31, 2016 and December 31, 2015 were 3.90% and 4.02%, respectively. As of both December 31, 2016 and December 31, 2015, all SBA-guaranteed debentures were pooled.
In addition to a one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each SBA-guaranteed debenture issued and a one-time 2.0% fee on the amount of each SBA-guaranteed LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. Upon prepayment of an SBA-guaranteed debenture, any unamortized deferred financing costs related to the SBA-guaranteed debenture are written off and recognized as a loss on extinguishment of debt in the Consolidated Statements of Operations.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The fair values of the SBA-guaranteed debentures are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of December 31, 2016 and December 31, 2015, the carrying amounts of SBA-guaranteed debentures were approximately $245.4 million and $220.6 million, respectively. As of December 31, 2016 and December 31, 2015, the fair values of the SBA-guaranteed debentures were approximately $264.9 million and $230.2 million, respectively.
Credit Facility
In May 2015, the Company entered into the Credit Facility. The Credit Facility, which has a current commitment of $300.0 million supported by 13 financial institutions, replaced the Company's $165.0 million senior secured credit facility entered into in June 2013 (the "Prior Facility"). The revolving period of the Credit Facility ends May 3, 2019 followed by a one-year amortization period with a final maturity date of May 3, 2020. The Company has the ability to borrow foreign currencies under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total borrowing size up to $350.0 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by the Company's assets, excluding the assets of the Company’s wholly-owned SBIC subsidiaries.
Borrowings under the Credit Facility bear interest, subject to the Company's election, on a per annum basis equal to (i) the applicable base rate plus 1.75% (or, after one year, 1.50% if the Company receives an investment grade credit rating), (ii) the applicable LIBOR rate plus 2.75% (or, after one year, 2.50% if the Company receives an investment grade credit rating), or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75% (or, after one year, 2.50% if the Company receives an investment grade credit rating). The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5%, or (iii) the adjusted one-month LIBOR plus 2.0%. The applicable LIBOR rate depends on the term of the draw under the Credit Facility. The Company pays a commitment fee of 1.00% per annum on undrawn amounts if the used portion of the facility is less than or equal to 25.0% of total commitments, or 0.375% per annum on undrawn amounts if the used portion of the facility is greater than 25.0% of total commitments. These commitment fees are included in interest and other financing fees on the Company's Consolidated Statements of Operations. Borrowings under the Credit Facility are limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.
Borrowings under the Prior Facility bore interest, subject to the Company's election, on a per annum basis equal to (i) the applicable base rate plus 1.75%, (ii) the applicable LIBOR rate plus 2.75%, or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75%. The applicable base rate was equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR rate plus 2.0%. The applicable LIBOR rate depended upon the term of a draw under the Prior Facility. The Company paid a commitment fee of 0.375% per annum on undrawn amounts under the Prior Facility, which was included with interest and other financing fees on the Company's Consolidated Statements of Operations. Borrowings under the Prior Facility were also limited to a borrowing base, which included certain cash and a portion of eligible debt investments.
As of December 31, 2016, the Company had United States dollar borrowings of $105.7 million outstanding under the Credit Facility with an interest rate of 3.37% and non-United States dollar borrowings denominated in Canadian dollars of $28.6 million ($21.3 million in United States dollars) outstanding under the Credit Facility with a weighted average interest rate of 3.64%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the credit facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in the Company's Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond the control of the Company and cannot be predicted. As of December 31, 2015, the Company had United States dollar borrowings of $119.0 million outstanding under the Credit Facility with an interest rate of 3.00% and non-United States dollar borrowings denominated in Canadian dollars of $17.0 million ($12.3 million United States dollars) outstanding under the Credit Facility with an interest rate of 3.59%.
The fair value of the borrowings outstanding under the Credit Facility are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of December 31, 2016, and December 31, 2015, the fair values of the borrowings outstanding under the Credit Facility were $127.0 million and $131.3 million, respectively.
As with the Prior Facility, the Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining a minimum consolidated tangible net worth, (iii)

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

maintaining a minimum asset coverage ratio and (iv) maintaining the Company's status as a RIC and as a BDC. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse effect. The Credit Facility also permits Branch Banking and Trust Company, the administrative agent, to select an independent third-party valuation firm to determine valuations of certain portfolio investments for purposes of borrowing base provisions. As of December 31, 2016, the Company was in compliance with all covenants of the Credit Facility.
Notes
In March 2012, the Company issued $69.0 million of unsecured notes due 2019 (the “2019 Notes”). The 2019 Notes were redeemed in full on June 22, 2015 for a total redemption price of $69.0 million, which resulted in a loss on the extinguishment of debt of $1.4 million. Prior to the redemption, the 2019 Notes bore interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning June 15, 2012.
In October 2012, the Company issued $70.0 million of unsecured notes due 2022 (the "December 2022 Notes"), and in November 2012, issued $10.5 million of the December 2022 Notes. The December 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 15, 2015. The December 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012. The net proceeds to the Company from the sale of the December 2022 Notes, after underwriting discounts and offering expenses, were approximately $77.8 million. As of December 31, 2016 and December 31, 2015, the carrying amounts of the December 2022 Notes were $78.7 and $78.4, respectively. As of December 31, 2016 and December 31, 2015, the fair values of the December 2022 Notes were $81.9 million and $80.2 million, respectively.
In February 2015, the Company issued $86.3 million of unsecured notes due 2022 (the "March 2022 Notes"). The March 2022 Notes mature on March 15, 2022 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 15, 2018. The March 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2015. The net proceeds to the Company from the sale of the March 2022 Notes, after underwriting discounts and offering expenses, were approximately $83.4 million. As of December 31, 2016 and December 31, 2015, the carrying amounts of the March 2022 Notes were $84.1 million and $83.7 million, respectively. As of December 31, 2016 and December 31, 2015, the fair value of the March 2022 Notes was $87.7 million and $88.0 million, respectively. The fair values of the December 2022 Notes and the March 2022 Notes are based on the closing prices of each respective security on the New York Stock Exchange, which are Level 1 inputs under ASC 820.
The indenture and related supplements thereto relating to the December 2022 Notes and the March 2022 Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of the 1940 Act or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC, (ii) a requirement that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. As of December 31, 2016 and 2015, the Company was in compliance with all covenants of the December 2022 Notes and the March 2022 Notes.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

4. Income Taxes
The Company has elected to be treated as a RIC under the Code and intends to make the required distributions to its stockholders as specified therein. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company met its minimum distribution requirements for 2016, 2015 and 2014 and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2016, 2015 and 2014, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to differences in the tax basis and book basis of investments sold and non-deductible taxes paid during the year as follows:

	December 31,
	2016	2015	2014
Additional paid in capital	$(484,037)	$(1,039,969)	$(898,637)
Investment income in excess of distributions	$867,350	$3,585,623	$3,105,980
Accumulated realized gains on investments	$(383,313)	$(2,545,654)	$(2,207,343)
Tax positions taken or expected to be taken in the course of preparing the Company's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Company's tax positions taken, or to be taken, on federal income tax returns for all open tax years (fiscal years 2013-2016), and has concluded that the provision for uncertain tax positions in the Company's financial statements is necessary.
In addition, the Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Consolidated Statements of Operations. Additionally, any unrealized appreciation related to portfolio investments held by the Taxable Subsidiaries (net of unrealized depreciation related to portfolio investments held by the Taxable Subsidiaries) is reflected net of applicable federal and state income taxes in the Company's Consolidated Statements of Operations, with the related deferred tax assets presented in the Company's Consolidated Balance Sheets.
For income tax purposes, distributions paid to stockholders are reported as ordinary income, long-term capital gains, return of capital or a combination thereof. The tax character of distributions paid for the years ended December 31, 2016, 2015 and 2014 was as follows:

	Year Ended December 31,
	2016	2015	2014
Ordinary income	$68,239,124	$68,413,242	$55,169,255
Distributions of long-term capital gains	—	8,242,911	20,453,065
Distributions on a tax basis	$68,239,124	$76,656,153	$75,622,320

Under Section 852(b)(3)(C) of the Code, the Company hereby designates the above distributions of long-term capital gains as capital gain dividends for the fiscal years ended December 31, 2015 and 2014. The Company did not designate long-term capital gains for the fiscal year ended December 31, 2016.
The Company may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and may designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Company will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. For the year ended December 31, 2016, December 31, 2015 and December 31, 2014 the Company did not elect to designate retained net capital gains as deemed distributions.
At December 31, 2016, 2015 and 2014, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Balance Sheets by temporary and other book/tax differences, primarily relating to depreciation expense, stock-based compensation, accruals of defaulted debt investment interest and the tax treatment of certain partnership investments, as follows:

	December 31,
	2016	2015	2014
Undistributed net investment income	13,510,440	$19,826,302	$16,652,596
Accumulated capital gains (losses)	(37,164,237)	(30,555,004)	8,542,229
Other permanent differences relating to the Company's formation	1,975,543	1,975,543	1,975,543
Other temporary differences	(4,816,603)	(3,695,494)	(1,603,918)
Unrealized appreciation (depreciation)	(49,224,340)	(28,459,406)	(36,892,765)
Components of distributable earnings at year end	$(75,719,197)	$(40,908,059)	$(11,326,315)

Under current law, the Company may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses. As of December 31, 2016, the Company had $37.2 million of long-term capital losses which will not expire.
For federal income tax purposes, the cost of investments owned at December 31, 2016 and 2015 was approximately $1,102.3 million and $1,010.6 million, respectively.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

5. Equity-Based and Other Compensation Plans
The Board and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 2,400,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.
The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to compensation expense ratably over the requisite service period or vesting term.
The following table presents information with respect to the Plan for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016		2015		2014
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested shares, beginning of period	778,116	$24.10	662,965	$25.87	592,173	$23.80
Shares granted during the period	364,605	$17.56	360,840	$21.82	282,630	$26.09
Shares vested during the period	(511,099)	$22.98	(245,689)	$24.31	(211,838)	$21.78
Unvested shares, end of period	631,622	$21.23	778,116	$24.10	662,965	$25.87
In the year ended December 31, 2016, the Company recognized equity-based compensation expense of approximately $10.3 million, $2.7 million of which related to the accelerated vesting of outstanding shares of restricted stock of the Company's former Chief Executive Officer, Garland S. Tucker III, who retired from his officer positions in February 2016, and $1.4 million related to the accelerated vesting of outstanding shares of restricted stock of Brent P.W. Burgess, the Company's former Chief Investment Officer, who resigned from his position in October 2016. In the years ended December 31, 2015 and 2014, the Company recognized equity-based compensation expense of approximately $7.0 million and $5.8 million, respectively. This expense is included in compensation expenses in the Company’s Consolidated Statements of Operations.
As of December 31, 2016, there was approximately $8.7 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted average period of approximately 1.8 years.
The Board has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s contributions will earn a return based on the returns on certain investments designated by the Compensation Committee of the Board. Participants are 100% vested in amounts deferred under the deferred compensation plan and the earnings thereon. Contributions to the plan and earnings thereon generally vest ratably over a four-year period.
The Company maintains a 401(k) plan in which all full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive employer contributions. Eligible employees may contribute a portion of their compensation on a pretax basis into the 401(k) plan up to the maximum amount allowed under the Code, and direct the investment of their contributions.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

6. Transactions with Controlled Companies
During each of the years ended December 31, 2016 and 2015, the Company received management and other fees from SRC Worldwide, Inc., a 100%-owned portfolio company, totaling $0.4 million. These fees were recognized as fee income in the Company's Consolidated Statements of Operations. In addition, during the year ended December 31, 2016, the Company recognized $0.3 million as dividend income from SRC Worldwide, Inc. During the year ended December 31, 2014 , the Company received management and other fees from SRC Worldwide, Inc. totaling $0.9 million.
7. Commitments and Contingencies
In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of commitments to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The balances of unused commitments to extend financing as of December 31, 2016 and December 31, 2015 were as follows:

Portfolio Company	Investment Type	December 31, 2016	December 31, 2015
DPII Holdings, LLC	Guaranty	$576,925	$—
DLC Acquisition, LLC	Revolver	3,000,000	3,000,000
Frank Entertainment Group, LLC	Equity Investment	—	200,000
Halo Branded Solutions, Inc.	Delayed Draw Term Loan	3,250,000	—
HKW Capital Partners IV, L.P.	Private Equity	530,032	856,874
Lakeview Health Acquisition Company	Revolver	1,387,367	—
Nautic Partners VII, LP	Private Equity	642,172	1,113,275
Nomacorc, LLC	Equity Investment	849,362	732,788
Orchid Underwriters Agency, LLC	Delayed Draw Term Loan	8,400,000	8,400,000
Orchid Underwriters Agency, LLC	Revolver	5,000,000	5,000,000
SCA Pharmaceuticals, LLC	Delayed Draw Term Loan	12,000,000	—
SCUF Gaming, Inc.	Revolver	3,500,000	—
Smile Brands, Inc.	Equity Investment	1,000,000	—
Smile Brands, Inc.	Delayed Draw Term Loan	18,826,531	—
SPC Partners V, LP	Private Equity	522,881	1,213,477
SPC Partners VI, LP	Private Equity	3,000,000	—
Team Waste, LLC	Equity Investment	900,000	4,500,000
TGaS Advisors, LLC	Revolver	2,000,000	2,000,000
YummyEarth Inc.	Delayed Draw Term Loan	1,500,000	—
YummyEarth Inc.	Revolver	—	4,000,000
Total Unused Commitments		$66,885,270	$31,016,414

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

The Company’s headquarters is leased under an agreement that expires on May 31, 2019. Rent expense for the years ended December 31, 2016, 2015 and 2014 was approximately $417,000, $407,000 and $398,000, respectively, and the rent commitments as of December 31, 2016 are as follows:

Year ending December 31,	Rent Commitment
2017	$425,971
2018	435,571
2019	187,637
Total	$1,049,179

The Company may, in the future, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. Since its inception, neither Triangle Capital Corporation nor any of its subsidiaries have been party to any material legal proceedings.
8. Summarized Financial Information of Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in CRS Reprocessing, LLC ("CRS"), a majority-owned portfolio company that is considered a significant subsidiary under the guidance in Regulation S-X, but is not consolidated in the Company’s consolidated financial statements. Below is summarized financial information as of December 31, 2016 and December 31, 2015 and for the three years in the period then ended (dollars in thousands):

	As of December 31,
	2016	2015
Current assets	$5,127	$7,357
Noncurrent assets	$14,712	$18,848
Total assets	$19,839	$26,205
Current liabilities	$46,723	$34,332
Total liabilities	$48,103	$44,594

	Years Ended December 31,
	2016	2015	2014
Revenues	$13,851	$14,998	$22,753
Cost of revenues	$12,976	$15,217	$18,165
Gross profit (loss)	$875	$(219)	$4,588
Net loss	$(12,845)	$(11,658)	$(22,856)

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

9. Financial Highlights

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data:
Net asset value at beginning of period	$15.23	$16.11	$16.10	$15.30	$14.68
Net investment income(1)	1.62	2.16	2.08	2.23	2.16
Net realized gain (loss) on investments(1)	0.05	(0.83)	0.46	0.67	0.25
Net unrealized appreciation (depreciation) on investments / foreign currency(1)	(0.72)	0.17	(1.48)	0.08	(0.11)
Total increase from investment operations(1)	0.95	1.50	1.06	2.98	2.30
Dividends paid to stockholders from net investment income	(1.89)	(2.11)	(1.88)	(2.14)	(2.02)
Dividends paid to stockholders from realized gains	—	(0.25)	(0.68)	(0.02)	—
Total dividends paid	(1.89)	(2.36)	(2.56)	(2.16)	(2.02)
Taxes paid on deemed distribution of long-term capital gains	—	—	—	—	(0.09)
Common stock offerings	0.72	—	1.49	—	0.54
Stock-based compensation(1)	0.09	0.01	—	(0.03)	(0.08)
Shares issued pursuant to Dividend Reinvestment Plan	0.04	0.03	0.04	0.04	0.05
Loss on extinguishment of debt(1)	—	(0.04)	—	(0.01)	(0.03)
Provision for taxes(1)	(0.01)	(0.01)	(0.10)	(0.02)	(0.02)
Other(2)	—	(0.01)	0.08	—	(0.03)
Net asset value at end of period	$15.13	$15.23	$16.11	$16.10	$15.30
Market value at end of period(3)	$18.34	$19.11	$20.29	$27.65	$25.49
Shares outstanding at end of period	40,401,292	33,375,126	32,950,288	27,697,483	27,284,798
Net assets at end of period	$611,156,258	$508,367,755	$530,826,629	$445,792,130	$417,335,244
Average net assets	$556,549,060	$524,579,829	$482,679,489	$434,926,009	$406,869,811
Ratio of total operating expenses, including loss on extinguishment of debt and provision for taxes, to average net assets	9.93%	9.81%	9.45%	9.30%	8.38%
Ratio of net investment income to average net assets	10.58%	13.65%	12.85%	14.15%	14.17%
Portfolio turnover ratio	24.61%	37.62%	29.21%	25.96%	26.65%
Total return(4)	5.86%	5.82%	(17.36)%	16.95%	43.88%
Supplemental Data:
Efficiency ratio(5)	24.70%	18.88%	20.40%	19.07%	18.03%

(1)	Weighted average basic per share data.

(2)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)
The total return equals the change in the market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock at the beginning of the period.

(5)	Efficiency ratio equals the sum of (i) compensation and related expenses and (ii) general and administrative expenses divided by total investment income.

Triangle Capital Corporation
Notes to Consolidated Financial Statements (Continued)

10. Selected Quarterly Financial Data (Unaudited)
The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2016. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$26,655,870	$28,421,860	$27,412,457	$31,189,370
Net investment income	9,598,083	16,338,913	15,831,157	17,108,720
Net increase in net assets resulting from operations	12,427,258	6,686,827	7,879,673	7,262,674
Net investment income per share	$0.29	$0.49	$0.42	$0.42
	Quarter Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$30,779,570	$27,824,904	$30,843,445	$31,838,694
Net investment income	17,769,579	16,166,185	18,517,996	19,175,343
Net increase in net assets resulting from operations	8,353,942	12,175,588	17,872,372	9,455,350
Net investment income per share	$0.54	$0.49	$0.56	$0.58
11. Subsequent Events
In February 2017, the Board granted 347,000 restricted shares of the Company’s common stock to certain employees. These restricted shares had a total grant date fair value of approximately $6.7 million, which will be expensed on a straight-line basis over a four-year vesting period.
In January 2017, the Company invested $30.0 million in two debt securities of AM General LLC. Under the terms of the investments, the first lien debt security in the amount of $10.0 million bears interest at a rate of LIBOR plus 7.25% per annum and the second lien debt security in the amount of $20.0 million bears interest at a rate of LIBOR plus 11.75% per annum.
In January 2017, the Company invested $20.0 million in debt and equity securities of Native Maine Operations, Inc. Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 9.0% per annum.
In February 2017, the Company invested $15.0 million in a debt security of REP WWEX Acquisition Parent, LLC. Under the terms of the investment, the debt security bears interest at a rate of LIBOR plus 8.75%.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation

We have audited the consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016. We have also audited the consolidated financial highlights for each of the five years in the period ended December 31, 2016, and have issued our report thereon dated February 22, 2017 (included elsewhere in this Form 10-K). Our audits also included the Schedule 12-14 listed in the Index at Item 15(a)(2) of this Form 10-K. The Schedule 12-14 is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the Schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 22, 2017

Schedule 12-14
TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
Control Investments:
CRS Reprocessing, LLC	Senior Notes (4.3% Cash)	$—	$—	$120,067	$2,942,769	$—	$—	$2,942,769
	Split Collateral Term Loans (8% Cash)	—	(5,010,464)	897,649	6,192,464	5,000,000	5,010,464	6,182,000
	Series F Preferred Units (705,321 units)	—	(5,221,000)	—	5,221,000	—	5,221,000	—
	Common Units (15,174 units)	—	—	333	—	—		—
		—	(10,231,464)	1,018,049	14,356,233	5,000,000	10,231,464	9,124,769

DCWV Acquisition Corporation	Senior Subordinated Note (15% PIK)(5)	—	—	—	250,000	—	—	250,000
	Subordinated Note (12% Cash, 3% PIK)(5)	—	(1,728,000)	—	3,117,000	—	1,728,000	1,389,000
	Jr. Subordinated Note (15% PIK)(5)	—	—	—	—	—	—	—
	Series A Preferred Equity (1,200 shares)	—	—	—	—	—	—	—
	100% Common Shares	—	—	—	—	—	—	—
		—	(1,728,000)	—	3,367,000	—	1,728,000	1,639,000

Gerli & Company	Subordinated Note (13% Cash)(5)	—	(375,000)	—	375,000	—	375,000	—
	Subordinated Note (8.5% Cash)(5)	—	(437,000)	—	437,000	—	437,000	—
	Class A Preferred Shares (1,211 shares)	—	—	—	—	—	—	—
	Class C Preferred Shares (744 shares)	—	—	—	—	—	—	—
	Class E Preferred Shares (400 shares)	—	—	—	—	—	—	—
	Common Stock (300 shares)	—	—	—	—	—	—	—
		—	(812,000)	—	812,000	—	812,000	—

SRC, Inc.	Common Stock (5,000 shares)	—	1,307,000	700,000	6,921,000	1,307,000	200,000	8,028,000
		—	1,307,000	700,000	6,921,000	1,307,000	200,000	8,028,000

Total Control Investments		—	(11,464,464)	1,718,049	25,456,233	6,307,000	12,971,464	18,791,769

Affiliate Investments:
All Aboard America! Holdings Inc.	Subordinated Note (12% Cash, 3% PIK)	—	—	2,440,362	14,953,191	577,433	15,530,624	—
	Membership Units in LLC	3,118,958	(2,723,218)	—	5,024,000	3,118,958	8,142,958	—
		3,118,958	(2,723,218)	2,440,362	19,977,191	3,696,391	23,673,582	—

All Metals Holding LLC	Subordinated Note (12% Cash, 1% PIK)	—	—	—	—	6,249,220	—	6,249,220
	Units (318,977 units)	—	(39,331)	—	—	793,331	39,331	754,000
		—	(39,331)	—	—	7,042,551	39,331	7,003,220

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
American De-Rosa Lamparts, LLC and Hallmark Lighting, LLC	Subordinated Note (12% Cash, 3% PIK)	$—	$—	$663,502	$7,186,235	$227,130	$7,413,365	$—
	Membership Units (8,364 units)	3,555,652	(3,251,347)	102,800	3,872,000	3,555,652	7,427,652	—
		3,555,652	(3,251,347)	766,302	11,058,235	3,782,782	14,841,017	—

CIS Secure Computing, Inc.	Subordinated Note (12% Cash, 3% PIK)	—	—	1,757,750	11,323,440	347,268	—	11,670,708
	Common Stock (84 shares)	—	1,956,000	—	199,000	1,956,000	—	2,155,000
		—	1,956,000	1,757,750	11,522,440	2,303,268	—	13,825,708

Consolidated Lumber Company LLC	Subordinated Note (10% Cash, 2% PIK)	—	156,611	1,480,383	14,332,445	564,627	10,619,072	4,278,000
	Class A Units (15,000 units)	—	981,000	451,128	1,500,000	981,000	—	2,481,000
		—	1,137,611	1,931,511	15,832,445	1,545,627	10,619,072	6,759,000

DPII Holdings, LLC	Tranche I & II Subordinated Note (12% Cash, 4% PIK)(5)	—	(871,000)	115,147	3,558,804	5,708	1,208,511	2,356,001
	Tranche III Subordinated Note (19% PIK)(5)	—	(2,148,462)	—	—	2,148,462	2,148,462	—
	Class A Membership Interest (17,308 units)	—	(795,000)	—	795,000	—	795,000	—
		—	(3,814,462)	115,147	4,353,804	2,154,170	4,151,973	2,356,001

FCL Holding SPV, LLC	Class A Interest (24,873 units)	—	(416,000)	—	—	645,000	—	645,000
	Class B Interest (48,427 units)	—	101,000	—	—	101,000	—	101,000
	Class B Interest (3,746 units)	—	353,000	—	—	—	—	—
		—	38,000	—	—	746,000	—	746,000

Frank Entertainment Group, LLC	Senior Note (10% Cash, 5.8% PIK)	—	—	1,599,606	9,592,545	605,281	257,142	9,940,684
	Class A Redeemable Preferred Units (10.5% Cash) (196,718 units)	—	—	324,995	4,566,904	—	—	4,566,904
	Class B Redeemable Preferred Units (18,667 units)	—	—	—	1,660,810	—	—	1,660,810
	Class C Redeemable Preferred Units (25,846 units)	—	—	—	600,000	—	—	600,000
	Class A Common Units (43,077 units)	—	—	—	—	—	—	—
	Class A Common Warrants	—	—	—	—	—	—	—
		—	—	1,924,601	16,420,259	605,281	257,142	16,768,398

GenPref LLC	7.0% LLC Interest	30,823	6,762	—	16,400	37,585	53,985	—
		30,823	6,762	—	16,400	37,585	53,985	—

MS Bakery Holdings, Inc. (F/K/A Main Street Gourmet, LLC)	Preferred Units (233 units)	—	30,000	—	367,000	30,000	—	397,000
	Common B Units (3,000 units)	—	303,000	—	1,807,000	303,000	—	2,110,000
	Common A Units (1,652 units)	—	167,000	—	995,000	167,000	—	1,162,000
		—	500,000	—	3,169,000	500,000	—	3,669,000

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
NB Products, Inc.	Subordinated Note (12% Cash, 2% PIK)	$—	$—	$3,368,353	$20,327,140	$2,424,050	$—	$22,751,190
	Jr. Subordinated Note (10% PIK)	—	—	462,929	4,126,030	469,891	—	4,595,921
	Jr. Subordinated Bridge Note (20% PIK)	—	—	244,654	—	1,972,727	—	1,972,727
	Series A Redeemable Senior Preferred Stock (7,839 shares)	—	887,000	—	8,525,000	887,000	—	9,412,000
	Common Stock (1,668,691 shares)	—	5,782,000	—	3,997,000	5,782,000	—	9,779,000
		—	6,669,000	4,075,936	36,975,170	11,535,668	—	48,510,838

PCX Aerostructures, LLC	Subordinated Note (10.5% Cash)	—	(6,001,060)	3,339,521	18,612,000	9,409,060	6,061,060	21,960,000
	Series A Preferred Stock (6,066 shares)	—	(1,912,668)	—	1,191,000	721,668	1,912,668	—
	Series B Preferred Stock (411 shares)	—	(410,514)	—	—	410,514	410,514	—
	Class A Common Stock (121,922 shares)	—	(3,626)	—	—	3,626	3,626	—
		—	(8,327,868)	3,339,521	19,803,000	10,544,868	8,387,868	21,960,000

Team Waste, LLC	Preferred Units (455,000 units)	—	—	36,000	5,500,000	3,600,000	—	9,100,000
		—	—	36,000	5,500,000	3,600,000	—	9,100,000

Technology Crops, LLC	Subordinated Notes (12% Cash, 5% PIK)	—	—	1,944,252	11,252,123	585,499	—	11,837,622
	Common Units (50 units)	—	(400,000)	—	400,000	—	400,000	—
		—	(400,000)	1,944,252	11,652,123	585,499	400,000	11,837,622

TGaS Advisors, LLC	Senior Note (10% Cash, 1% PIK)	—	—	1,180,938	9,633,898	177,061	288,973	9,521,986
	Preferred Units (1,685,357 units)	—	(27,712)	33,000	1,427,000	—	157,000	1,270,000
		—	(27,712)	1,213,938	11,060,898	177,061	445,973	10,791,986

Tulcan Fund IV, L.P. (F/K/A Dyson Corporation)	Common Units (1,000,000 units)	—	—	—	416,000	—	416,000	—
		—	—	—	416,000	—	416,000	—

UCS Super HoldCo LLC	Membership Units (1,000 units)	(2,000,000)	2,000,000	—	—	2,000,000	2,000,000	—
	Participation Interest	(626,437)	700,000	—	300,000	700,000	1,000,000	—
		(2,626,437)	2,700,000	—	300,000	2,700,000	3,000,000	—

United Retirement Plan Consultants, Inc.	Series A Preferred Shares (9,400 shares)	—	505,252	—	446,000	265,000	454,000	257,000
	Common Shares (100,000 shares)	—	(599,000)	—	—	611,000	310,000	301,000
		—	(93,748)	—	446,000	876,000	764,000	558,000

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates — (Continued) Year Ended December 31, 2016

Portfolio Company	Type of Investment(1)	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2015 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Value
Waste Recyclers Holdings, LLC	Class A Preferred Units (280 units)	$—	$—	$—	$—	$—	$—	$—
	Class B Preferred Units (11,484,867 units)	—	74,000	—	743,000	74,000	—	817,000
	Common Unit Purchase Warrant (1,170,083 units)	—	—	—	—	—	—	—
	Common Units (153,219 units)	—	—	—	—	—	—	—
		—	74,000	—	743,000	74,000	—	817,000

Wythe Will Tzetzo, LLC	Series A Preferred Units (99,829 units)	—	(1,528,000)	195,997	8,336,000	—	1,528,000	6,808,000
		—	(1,528,000)	195,997	8,336,000	—	1,528,000	6,808,000

Investments not held at the end of the period		319,802	—	—	—	—	—	—

Total Affiliate Investments		$4,398,798	$(7,124,313)	$19,741,317	$177,581,965	$52,506,751	$68,577,943	$161,510,773

(1)	All debt investments are income producing, unless otherwise noted. Equity and equity-linked investments are non-income producing, unless otherwise noted.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.

(3)
Gross additions include increase in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Non-accrual investment

This schedule should be read in conjunction with Triangle Capital Corporation's Consolidated Financial Statements, including the Consolidated Schedules of Investments.

P R O S P E C T U S

PART C
Other Information
Item 25. Financial Statements and Exhibits.

(1)	Financial Statements
The following financial statements of the Registrant are included in Part A of this Registration Statement:

(2)	Exhibits

(a)
Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-2/N-5, File No. 333-138418, filed on December 29, 2006)

(b)	Fifth Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on November 9, 2015)
(c)	Not Applicable
(d)(1)
Form of Common Stock Certificate (Incorporated by reference to Exhibit (d) to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on February 15, 2007)

(d)(2)	Form of Subscription Certificate*
(d)(3)	Form of Subscription Agent Agreement*
(d)(4)	Form of Warrant Agreement*
(d)(5)
Indenture, dated March 2, 2012 between the Registrant and the Bank of New York Mellon Trust Company, N.A. (Incorporated by reference to Exhibit (d)(5) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-175160, filed on March 2, 2012)

(d)(6)
Second Supplemental Indenture, dated October 19, 2012 between the Registrant and the Bank of New York Mellon Trust Company, N.A. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on October 19, 2012)

(d)(7)
Form of 6.375% Senior Note due 2022 (Contained in the Second Supplemental Indenture filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on October 19, 2012 and incorporated herein by reference)

(d)(8)
Third Supplemental Indenture, dated February 6, 2015 between the Registrant and the Bank of New York Mellon Trust Company, N.A. (Incorporated by reference to Exhibit (d)(12) to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on February 6, 2015)

(d)(9)
Form of 6.375% Note due 2022 (Contained in the Third Supplemental Indenture filed as Exhibit (d)(12) to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on February 6, 2015)

(d)(10)	Form of Preferred Stock Certificate*
(d)(11)
Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A. with respect to the indenture dated as of March 2, 2012 (Incorporated by reference to Exhibit (d)(11) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-199102, filed on December 4, 2014)

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)
(f)	Agreement to Furnish Certain Instruments (Incorporated by reference to Exhibit 4.19 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 25, 2009)
(g)	Not Applicable
(h)(1)	Form of Underwriting Agreement for Equity*
(h)(2)	Form of Underwriting Agreement for Debt*
(i)(1)
Form of Triangle Capital Corporation Non-employee Director Restricted Share Award Agreement (Incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed on August 2, 2017)

(i)(2)
Form of Triangle Capital Corporation Executive Officer Restricted Share Award Agreement (Incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed on August 2, 2017)

(i)(3)
Triangle Capital Corporation Amended and Restated Executive Deferred Compensation Plan (Incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, filed on November 2, 2016)

(i)(4)	Triangle Capital Corporation 2012 Cash Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 2, 2012)
(i)(5)
Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, filed on November 2, 2016)

(i)(6)	Triangle Capital Corporation Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-8, File No. 333-218459, filed on June 2, 2017)
(i)(7)	Agreement between Brent P.W. Burgess and the Registrant (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on October 18, 2016)
(j)(1)
Custody Agreement between the Registrant and Branch Banking and Trust Company dated June 20, 2014 (Incorporated by reference to Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2, File No. 333-199102, filed on October 1, 2014)

(j)(2)
Custody Services Agreement between the Registrant and Fifth Third Bank dated January 6, 2012 (Incorporated by reference to Exhibit (j)(4) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-175160, filed on March 2, 2012)

(k)(1)
Stock Transfer Agency Agreement between the Registrant and Computershare, Inc. (as successor to The Bank of New York) (Incorporated by reference to Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)

(k)(2)
Office Lease Agreement between 3700 Glenwood LLC and Triangle Capital Corporation dated March 27, 2008 (Incorporated by reference to Exhibit (k)(6) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-151930, filed on August 13, 2008)

(k)(3)
First Amendment to Office Lease Agreement between the Registrant and 3700 Glenwood LLC, dated August 29, 2013 (Incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K filed on February 26, 2014)

(k)(4)
Second Amendment to Office Lease Agreement between 3700 Glenwood LLC and Triangle Capital Corporation dated November 13, 2013 (Incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K filed on February 26, 2014)

(k)(5)
Third Amended and Restated Credit Agreement, among the Registrant, Branch Banking and Trust Company, Fifth Third Bank, Morgan Stanley Bank, N.A., ING Capital LLC, Bank of North Carolina, Everbank Commercial Finance, Inc., First Tennessee Bank National Association, Newbridge Bank, Yadkin Bank, CommunityOne Bank, NA, Park Sterling Bank, Paragon Commercial Bank, Raymond James Bank, N.A. and Stifel Bank & Trust, dated May 4, 2015 (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on May 6, 2015)

(k)(6)
Second Amended and Restated General Security Agreement between the Registrant, ARC Industries Holdings, Inc., Brantley Holdings, Inc., Energy Hardware Holdings, Inc., Minco Holdings, Inc., Peaden Holdings, Inc., Technology Crops Holdings, Inc. and Branch Banking and Trust Company, dated May 4, 2015 (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed on May 6, 2015)

(k)(7)
Second Amended and Restated Equity Pledge Agreement between the Registrant, ARC Industries Holdings, Inc., Brantley Holdings, Inc., Energy Hardware Holdings, Inc., Minco Holdings, Inc., Peaden Holdings, Inc. Technology Crops Holdings, Inc. and Branch Banking and Trust Company, dated May 4, 2015 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 6, 2015)

(k)(8)
First Amendment to Third Amended and Restated Credit Agreement, dated May 1, 2017, among the Company, Branch Banking and Trust Company, ING Capital LLC, Fifth Third Bank, Morgan Stanley Bank, N.A., Bank of North Carolina, EverBank Commercial Finance, Inc., First Tennessee Bank National Association, First National Bank of Pennsylvania, Capital Bank Corporation, Park Sterling Bank, Paragon Commercial Bank, Raymond James Bank, N.A. and Stifel Bank & Trust (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 3, 2017)

(k)(9)
Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement dated July 31, 2017 (Incorporated by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed on August 2, 2017)

(k)(10)	Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement dated September 29, 2017
(l)	Opinion and Consent of Counsel**
(m)	Not Applicable
(n)(1)	Consent of Ernst & Young LLP, the independent registered public accounting firm for Registrant
(n)(2)	Report of Ernst & Young LLP regarding the senior security table contained herein**
(n)(3)	Consent of Duff & Phelps, LLC
(o)	Not Applicable
(p)
Subscription and Investment Letter Agreement between the Registrant and Garland S. Tucker III (Incorporated by reference to Exhibit (p) to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed November 3, 2006)

(q)	Not Applicable
(r)
Triangle Capital Corporation Code of Business Conduct and Ethics (Incorporated by reference to Exhibit 14.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed on March 9, 2011)

99.1	Computation of Ratio of Earnings to Fixed Charges
99.2
Form of Preliminary Prospectus Supplement for Notes Offerings (Incorporated by reference to Exhibit 99.2 to the Registrant’s Registration Statement on Form N-2, File No. 333-199102, filed on October 1, 2014)

*	To be filed in a subsequent amendment.
**	Previously filed as an exhibit to this Registration Statement.

Item 26. Marketing Arrangements.
The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement.

Item 27. Other Expenses of Issuance and Distribution.

SEC registration fee	$115,900
New York Stock Exchange additional listing fee	$200,000	*
FINRA fee	$129,040
Accounting fees and expenses	$100,000	*
Legal fees and expenses	$500,000	*
Printing and engraving	$300,000	*
Miscellaneous fees and expenses	$10,000	*
Total	$1,354,940	*

*	Estimated for filing purposes.
All of the expenses set forth above shall be borne by the Registrant.
Item 28. Persons Controlled By or Under Common Control.
Triangle Capital Corporation, directly or indirectly, owns 100% of each the following consolidated subsidiaries:

•	Triangle Mezzanine Fund LLLP, a North Carolina limited liability limited partnership and wholly-owned subsidiary of the Registrant

•	Triangle Mezzanine Fund II LP, a Delaware limited partnership and wholly-owned subsidiary of the Registrant

•	Triangle Mezzanine Fund III LP, a Delaware limited partnership and wholly-owned subsidiary of the Registrant

•	New Triangle GP, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant

•	New Triangle GP, LLC, a North Carolina limited liability company and wholly-owned subsidiary of the Registrant

•	ARC Industries Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Brantley Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Emerald Waste Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Energy Hardware Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Minco Holdings, Inc., a Delaware Corporation and wholly-owned subsidiary of the Registrant

•	Peaden Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Technology Crops Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant
In addition, Triangle Capital Corporation may be deemed to control certain portfolio companies that are not consolidated by Triangle Capital Corporation. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.
Item 29. Number of Holders of Securities.
The following table sets forth the number of record holders of the Registrant’s securities as of September 27, 2017:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	54
6.375% Notes Due December 2022	1
6.375% Notes due March 2022	1
Item 30. Indemnification.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.
Item 31. Business and Other Connections of Investment Adviser.
Not applicable.
Item 32. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.
Item 33. Management Services.
Not applicable.
Item 34. Undertakings.
1. We hereby undertake to suspend any offering of shares until the prospectus or prospectus supplement is amended if: (1) subsequent to the effective date of this registration statement, our net asset value declines more than 10 percent from our net asset value as of the effective date of this registration statement; or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus or prospectus supplement.
2. We hereby undertake:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;
(2) To reflect in the prospectus or prospectus supplement any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and
(3) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.
b. For the purpose of determining any liability under the 1933 Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
d. For the purpose of determining liability under the 1933 Act to any purchaser, that if we are subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e. For the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1) any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and
(3) any other communication that is an offer in the offering made by us to the purchaser.
f. To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant are trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern; or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
g. In the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering.
h. To file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the Securities Act prior to any offering by the Company pursuant to the issuance of any units or rights to subscribe for shares below net asset value.
i. To file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the Securities Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%).

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Raleigh, in the state of North Carolina, on September 29, 2017.

TRIANGLE CAPITAL CORPORATION

By:	/s/ E. Ashton Poole
	Name:	E. Ashton Poole
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ E. Ashton Poole	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	September 29, 2017
E. Ashton Poole

/s/ Steven C. Lilly	Chief Financial Officer, Secretary and Director (Principal Financial Officer)	September 29, 2017
Steven C. Lilly

/s/ C. Robert Knox, Jr.	Controller (Principal Accounting Officer)	September 29, 2017
C. Robert Knox, Jr.

*	Director	September 29, 2017
W. McComb Dunwoody

*	Director	September 29, 2017
Mark M. Gambill

*	Director	September 29, 2017
Benjamin S. Goldstein

*	Director	September 29, 2017
Mark F. Mulhern

*	Director	September 29, 2017
Simon B. Rich, Jr.

*	Director	September 29, 2017
Garland S. Tucker, III

* By: /s/ Steven C. Lilly		September 29, 2017
Steven C. Lilly
Attorney-in-fact